Conversion Valuation Report

--------------------------------------------------------------------------------

                          Valued as of August 22, 1997

                 Wyman Park Federal Savings and Loan Association

                              Lutherville, Maryland



                                  Prepared By:


                               Ferguson & Company
                                    Suite 550
                           122 W. John Carpenter Frwy
                                Irving, TX 75039
                                  972/869-1177

                                TABLE OF CONTENTS

                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland


                                                                            PAGE
                                                                            ----
INTRODUCTION                                                                  1

SECTION I. -- FINANCIAL CHARACTERISTICS                                       3

PAST & PROJECTED ECONOMIC CONDITIONS                                          3

FINANCIAL CONDITION OF INSTITUTION                                            4

         Balance Sheet Trends                                                 4

         Asset/Liability Management                                           4

         Income and Expense Trends                                            9

         Regulatory Capital Requirements                                      9

         Lending                                                             11

         Nonperforming Assets                                                16

         Loan Loss Allowance                                                 18

         Mortgage Backed Securities and Investments                          19

         Savings Deposits                                                    20

         Borrowings                                                          22

         Subsidiaries                                                        22

         Legal Proceedings                                                   22

EARNINGS CAPACITY OF THE INSTITUTION                                         22

         Asset-Size-Efficiency of Asset Utilization                          23

         Intangible Values                                                   23

         Effect of Government Regulations                                    23

         Office Facilities                                                   24

FERGUSON & COMPANY

                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland


                                                                            PAGE
                                                                            ----
SECTION II -- MARKET AREA                                                     1

DEMOGRAPHICS                                                                  1

SECTION III -- COMPARISON WITH PUBLICLY TRADED THRIFTS                        1

COMPARATIVE DISCUSSION                                                        1

         Selection Criteria                                                   1

         Profitability                                                        2

         Balance Sheet Characteristics                                        2

         Risk Factors                                                         2

         Summary of Financial Comparison                                      3

FUTURE PLANS                                                                  3

SECTION IV -- CORRELATION OF MARKET VALUE                                     1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                               1

         Financial Aspects                                                    1

         Market Area                                                          2

         Management                                                           3

         Dividends                                                            3

         Liquidity                                                            3

         Thrift Equity Market Conditions                                      4

EFFECT OF INTEREST RATES ON THRIFT STOCK                                      4

MARYLAND ACQUISITIONS                                                         4

FERGUSON & COMPANY

                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland


                                                                            PAGE
                                                                            ----

SECTION IV - CORRELATION OF MARKET VALUE - continued

         Adjustments Conclusion                                               7

         Valuation Approach                                                   7

         Valuation Conclusion                                                 8

FERGUSON & COMPANY

                                 LIST OF TABLES

                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland


TABLE
NUMBER                            TABLE TITLE                               PAGE
------                            -----------                               ----

                     SECTION I -- FINANCIAL CHARACTERISTICS

   1           Selected Financial and Other Data                              6
   2           Selected Operating Ratios                                      7
   3           Loan Maturity Schedule                                         8
   4           Maturities by Rate Type                                        8
   5           Net Portfolio Value                                            9
   6           Regulatory Capital Compliance                                 10
   7           Analysis of Loan Portfolio                                    12
   8           Loan Activity                                                 13
   9           Average Balances, Yields, Costs                               14
  10           Rate/Volume Analysis                                          15
  11a          Loan Delinquencies and Non-Performing Assets                  16
  11b          Non-Performing Assets                                         16
  12           Schedule of Classified Assets                                 17
  13           Analysis of Allowance for Loan Losses                         17
  14           Allocation of Allowance for Loan Losses                       18
  15           Classification of Investment Securities                       19
  16           Deposit Portfolio                                             20
  17           Time Deposit Rates and Maturities                             21
  17a          Certificates by Time Remaining Until Maturity                 21
  18           Jumbo CD's at June 30, 1997                                   22
  19           Office Facilities and Locations                               24

                            SECTION II -- MARKET AREA

   1           Key Economic Indicators                                        2
   2           Employment by Industry                                         4
   3           Market Area Deposits                                           5

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FERGUSON & COMPANY

                           LIST OF TABLES -- continued

                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland


TABLE
NUMBER                            TABLE TITLE                               PAGE
------                            -----------                               ----

             SECTION III -- COMPARISON WITH PUBLICLY TRADED THRIFTS

   1           Comparatives General                                           4
   2           Key Financial Indicators                                       5
   3           Pro Forma Comparisons                                          6
   4           Comparative Selection                                          8

                    SECTION IV -- CORRELATION OF MARKET VALUE

   1           Appraisal Adjustments to Earnings                              2
   2           Acquisitions Since January 1, 1996                             9
   3           Recent Conversions                                            11
   4           Comparison of Pricing Ratios                                  14


                                 LIST OF FIGURES

FIGURE
NUMBER                            FIGURE TITLE                              PAGE
------                            ------------                              ----

                    SECTION IV -- CORRELATION OF MARKET VALUE

   1           SNL Index Since 1994                                          15
   2           Interest Rates Last Six Months                                16

FERGUSON & COMPANY

                                    EXHIBITS

                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland

                                  EXHIBIT TITLE

Exhibit I   -- Ferguson & Co., LLP. Qualifications

Exhibit II  -- Selected national, Region, State, and Comparatives Information

Exhibit III -- First Federal Savings and Loan Association TAFS Report

Exhibit IV  -- Comparative Group TAFS and BankSource Reports

Exhibit V   -- Pro Forma Calculations

         Pro Forma Assumptions
         Pro Forma Effect of Conversion Proceeds at the Minimum of the Range
         Pro Forma  Effect of  Conversion  Proceeds at the Midpoint of the Range
         Pro Forma  Effect of  Conversion  Proceeds  at the Maximum of the Range
         Pro Forma Effect of Conversion Proceeds at the SuperMax of the Range Pro Forma Analysis Sheet

                                    SECTION I
                            FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                                    Section I.

                                  INTRODUCTION

                 WYMAN PARK FEDERAL SAVINGS AND LOAN ASSOCIATION

     Wyman Park Federal Savings and Loan Association ("Wyman Park" or "Association") has operated in its mutual form since it was founded in 1914. Originally a Maryland-chartered mutual association, it converted to a federally chartered association in 1937. In 1937, when the Association received its federal charter, the name was changed to Wyman Park Federal Savings and Loan Association. Contemporaneously, with receiving its federal charter, it received insurance of accounts. The Association now conducts its business through two offices, one located at 11 West Ridgely Road, Lutherville, Maryland, and one branch office located in Glen Burnie, Maryland. At June 30, 1997, the Savings Association had $62.2 million in total assets, $56.1 million in deposits, and equity capital of $4.8 million which equated to 7.7% of total assets.

                         WYMAN PARK BANCORPORATION, INC.

     Wyman Park Bancorporation, Inc. ("the Company" or "WPBI"), a Delaware Corporation, was organized in 1997 by the Association for the purpose of holding all of the common stock of the Association. Upon completion of the Conversion and Reorganization, the only significant assets of the Company will be all of the outstanding Association's Common Stock, the note evidencing the loan to the ESOP, and the portion of the net proceeds from the offering that is retained by the company.

     Wyman Park is a traditional thrift. The asset composition of the institution suggests that it is primarily a residential lender, with some commercial real estate loans. It invests primarily in: (1) 1-4 family loans; (2) commercial real estate loans; (3) construction loans; (4) consumer loans; (5) mortgage backed securities; (6) United States government and agency securities; and (7) temporary cash investments. It is funded principally by savings deposits, borrowings, and existing net worth.

     The Association offers a variety of loan products to accommodate its customer base. Single family loans dominate the Association's loan portfolio. The Association has emphasized the origination of adjustable loans and loans of short and medium term (15 years and less). The loan portfolio has been supplemented with some consumer lending and commercial lending. At June 30, 1997, gross loans on 1-4 family dwellings made up 74.30% of total assets and 82.92% of the net loan portfolio. Mortgage backed securities made up 0.57% of total assets. Investment securities made up 4.81% of Wyman Park's assets at June 30, 1997.

     Wyman Park had $176 thousand in non-performing assets at June 30, 1997 (0.28% of total assets) as compared to $27 thousand at June 30, 1996 (0.04% of total assets). The current level of nonperforming assets is nominal. Management has adequate control of the nonperforming assets and does a more than adequate job of managing such assets. The current nonperforming asset level is not likely to have a significant impact on the earning capacity of the Association.

     Savings deposits have decreased during the five years from June 30, 1993, to June 30, 1997, by $3.67 million. Between June 30, 1993, and June 30, 1994, the deposits fell from $59.77 million to $59.39 million. In 1995 deposits fell an additional $0.92 million. Contraction continued between 1995 and 1996 with deposits decreasing another $0.65 million. June 30, 1996 saw another decrease of
 .60 million to $57.87 million. Between June 30, 1996, and June 30, 1997, deposits continued shrinking by $1.77 million to their current level of $56.10 million.

     The Association's capital to assets ratio has shown steady growth. Equity capital, as a percentage of average assets, increased from 4.71% at June 30, 1993, to 6.05% at June 30, 1994. Between June 30, 1994,
and June 30, 1995, capital increased as a percentage of average assets, to 6.36%. June 30, 1997, saw equity capital as a percentage of assets climb to 7.04%. Between June 30, 1996, and June 30, 1997, equity capital increased further to 7.58% of average assets. The increase was due mainly to continued profitability, coupled with negative asset growth. The former increased equity capital, and the latter had a positive impact in ratio analysis by lowering the denominator. Nevertheless, pre-conversion capital levels remain ample. Equity capital, in dollars, has increased from $3.34 million to $4.76 million, which is a 40.02% increase in five years.

     Wyman Park's profitability, as measured by return on average assets ("ROAA"), was below its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets from $50 million to $100 million, between December 31, 1994 and March 31, 1997. For the years ending December 31, 1994, 1995, 1996, and the quarter ended March 31, 1997, Wyman Park ranked in the 23rd, 30th, 29th, and 46th percentile, respectively, in ROAA. In return on equity (ROAE) for the same periods, Wyman Park ranked in the 46th, 62nd, 37th, and 73rd percentile, respectively.1. The disparity between the peer rankings on ROAA and ROAE reflect the lower capital ratios of the institution. Although considered "Well Capitalized" by any regulatory standard, the higher performance in ROAE is, of course, the result of having less than peer average capital. However, after conversion the return on equity ratios will trend downward as capital increases.








--------
1 "TAFS" by Sheshunoff Information Services, Inc., as of March 31, 1997.

FERGUSON & COMPANY                                                    Section I.

                          I. FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

     Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995. Since early 1996, rates have moved in a narrow band. From mid-March until early June there was a slight upward trend, with the spread between the short end and the long end increasing. Early July saw the jobless rate dip, and responding to inflation fears, the rates rose slightly. In late July, Greenspan's comments sparked a rise in the Dow-Jones, but rates remained steady. Mid-August's report on the rising CPI caused a slight increase in rates, but they remained within the narrow band. The recent pass by the Federal Reserve in 1997, to raise rates provided some stability in rates and the equities market. Recently rates have been stable, and that stability has sparked a general upward trend in all equity markets.

     The overall economic environment has been conducive to profitability in the industry as well as in the area of equity markets. The economy continues to expand slowly, unemployment is at recent record low levels, and for the moment, inflation seems to be in restraint. August 1997 economic news showed that manufacturing levels were lower than previous months, adding confirmation to the belief that inflation is currently not a problem to the economy. A consensus indicates that although growing, the economy is not as robust as some would desire, that inflation is for the moment under control, and that the chance of a rate increase is nominal, for the moment. These factors have caused the equities market to rise beyond the expectations of most reasonable analysts. In addition, there is tremendous pressure on the general equities market produced by the volume of new dollars entering the mutual funds market. It is unreasonable to assume that the thrift equities market would escape the buying pressures that have driven up other markets.

     The general rise in the equity market has translated into overall gains in the thrift equity market. Recently, conversion stocks have become of interest to some mutual funds and institutional buyers. These factors, coupled with the circumstances of having fewer conversions in 1996 and 1997, have produced some dramatic results in the thrift equities market. The number of "conversion stock speculators" has grown as thrift and bank acquisitions have continued. The hope of a quick profit has many speculative dollars chasing fewer good conversion opportunities, bringing into play the principal of supply and demand.

     In the recent months, the thrift equities market has generally paralleled the other major equities markets. Some interim fluctuations have been caused by changes or anticipated changes in interest rates or other economic conditions that influence, or that are perceived to influence the market. In the general equities market, increased prices are usually a response to improved profits or anticipated improvements in profits, with price-to-earnings ratios increasing as increased earnings potentials are anticipated. There is little economic news that would indicate that the market will stop its upward trend. There will be periodic adjustments and price fluctuations, but the upward pressure will likely continue. However, it is not realistic to think that any market can continue to rise at a 15% to 20% rate per annum for an indefinite period, but accurately anticipating the change is unlikely.

     The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, much of the industry is still a long lender and, for the most part, a short borrower. Periods of gradually rising interest rates can be readily managed, but periods of rapidly rising rates and interest rate spikes can negate, to a certain degree, the positive impact of adjustable rate loans and investments.

FINANCIAL CONDITION OF INSTITUTION

Balance Sheet Trends

     As Table I.1 shows, Wyman Park demonstrated a decrease in assets during the five year period between June 30, 1993, and June 30, 1997. Assets have declined from $65.41 million at June 30, 1993, to $64.67 million at June 30, 1994, to $64.26 million at June 30, 1995. Year end June 30, 1996, reflected a decline in total assets to $63.89 million and then a further loss to $62.24 million at June 30, 1997. The loan portfolio reflects an overall upward trend from $48.72 million at June 30, 1993, to $52.09 million at June 30, 1994, to $54.40 million at June 30, 1995. Loans then declined to $53.24 million at June 30, 1996, and then reversed to grow to $55.19 million at June 30, 1997.

     Wyman Park's ratio of interest earning assets ("IEA's") to interest bearing liabilities ("IBL's") has been on a steady increase, reflecting 105.31%, 106.66%, 106.24%, 107.66%, and 108.40% at June 30, 1993, 1994, 1995, 1996, and
1997, respectively (see Table I.2). However, an erratic average interest spread and a variable net interest margin have served to confuse the issue of sustainability of earnings. The capital infused by the Conversion should improve profitability, and the coming years may not have to bear expenses like the SAIF assessment and the increased operating expenses associated with pre-conversion activities that were incurred in 1997.

     Equity accounts increased steadily from $3.40 million at June 30, 1993, to $3.89 million at June 30, 1994, and to $4.33 million in 1995. Equity further increased to $4.62 million in 1996 to $4.76 million at June 30, 1997. During this period, net interest margins, net interest spread, and net interest income have been erratic, and profitability has trended downward during the entire five year period. Net interest income was $642 thousand in 1993, $498 thousand in 1994, $433 thousand in 1995, $294 thousand in 1996, and $134 thousand in1997. The income for 1996 was negatively impacted by the SAIF assessment of $383 thousand and an additional allocation to the reserve for loan and lease losses of $120 thousand. Adjusting for those expenditures, earnings for 1997 were $482 thousand for 1997. This level of income is closer to the historical earnings levels of the Association. Net interest spread nearly paralleled net interest income at 2.70% in 1995, 2.26% in 1996, and 2.76% in 1997. These ratios are followed closely by the net interest yield, which was 2.98% in 1995, 2.63% in 1996, and 2.76% in 1997. Net interest margin, which is net interest income divided by average interest earning assets, was 2.98% at June 30, 1995, 2.63% at June 30, 1996, and 3.14% at June 30, 1997. Income ratios are parallel to the net interest income of $1.90 million in 1995, the $1.65 million in 1996, and the $1.90 million in 1997. The major variable in income is the wide ranges of operating expenses.

Asset/Liability Management

     Managing interest rate risk is a major and necessary component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include: (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments.

     Table I.3 contains information on contractual loan maturities at June 30, 1997. However, this table must be read in conjunction with Table I.4 and Table
I.5. Table I.3 shows that $34.08 million of the loan portfolio (60.98%) matures after one year. Of that $34.08 million, $16.40 million has maturity dates that are in excess of ten years. Table I.4 confirms the information in Table I.3 by showing that $20.45 million of the portfolio are adjustable loans. This is equivalent to 36.58%. Table I.3 indicates that $21.81 million matures within one year. This level of interest rate risk is not unusual in portfolios that are primarily 1 to 4 residential. Efforts on the part of Management to mitigate interest rate risk have been hampered by the asset composition. There has been a lengthening of the maturity of deposits by offering higher rates for the longer term certificates. Conversely, the number of fixed rate mortgages increased from $32.00 million to $35.44 million in the period between June 30, 1996, and June 30, 1997. Contemporaneously, the level of adjustable rate loans dropped from $21.8 million to $20.45 million during the same 12 month period. Management plans to increase the number of commercial real estate loans. This will gradually have a positive effect on the interest rate risk, by providing more repricing opportunities. In addition, the additional capital that comes with the Conversion can be used to help with interest rate risk.

     Table I.5 provides rate shock information at varying levels of interest rate change and confirms the conclusions derived from Table I.5 in regard to the interest rate sensitivity of Wyman Park.

     The Association has significant interest rate risk and would suffer major deterioration in profitability, as well as an erosion in the value of its portfolio equity. A careful review of Table I.5 (Net Portfolio Value) shows that if there were a 200 basis point ("BP") rise in interest rates, Wyman Park's Net Portfolio Value ("NPV") would decrease by $1.69 million or 25.0% of the NPV. If interest rates were to increase by 400 BP, the NPV would be decreased by $3.68 million or 54.0% of the total NPV. Clearly, the impact of an increase in rates would be devastating to Wyman Park from an income view. However, the additional capital infused by the Conversion can be used to acquire assets of shorter maturities and assets that provide more repricing opportunities. This type of action would mitigate to a limited extent the degree of interest rate risk. Table I.5 was prepared by the Office of Thrift Supervision.

FERGUSON & COMPANY                                                    Section I.

             Table I.1 -- SELECTED CONSOLIDATED FINANCIAL INFORMATION

                                                               June 30,
                                         ---------------------------------------------------
                                           1997       1996       1995       1994       1993
                                         -------    -------    -------    -------    -------
                                                            (In Thousands)
Selected Financial Condition Data:

Total assets                             $62,241    $63,866    $64,258    $64,666    $65,405

Loans receivable, net                     55,189     53,244     54,403     52,093     48,724

Mortgage-backed securities                   356        424        520        605      4,912

Investment securities                      2,993      2,964      5,920      7,935      8,300

Deposits                                  56,095     57,871     58,474     59,389     59,765

Total borrowings

Retain Earnings                            4,755      4,621      4,327      3,894      3,396

                                                         Year Ended June 30,
                                         ---------------------------------------------------
                                           1997       1996       1995       1994       1993
                                         -------    -------    -------    -------    -------
                                                            (In Thousands)
Selected Operations Data

Total interest income                    $ 4,658    $ 4,725    $ 4,788    $ 4,537    $ 4,988
Total interest expense                     2,756      3,073      2,891      2,777      3,202
                                         -------    -------    -------    -------    -------
  Net interest income                      1,902      1,652      1,897      1,760      1,786
Provision for recovery of loan losses        145         25        (88)       183        133
                                         -------    -------    -------    -------    -------
Net int. inc. after provisions for
  loan losses                              1,757      1,627      1,985      1,577      1,653
Fees and service charges                      48         47         36         28         23
Gain (loss) on sales of loans,
  mortgage-backed securities and
  inv. secities.                               6         20         23        442        354
Other non-interest income                     24         39         26        177        135
                                         -------    -------    -------    -------    -------
    Total non-interest income                 78        106         85        647        512
    Total non-interest expense             1,614      1,278      1,361      1,411      1,222
                                         -------    -------    -------    -------    -------
Income before taxes and cumulative
  effect of accounting change                221        455        709        813        943
Income tax provision                          87        161        276        315        370
Cumulative effect of account changes          --         --         --         --         69
                                         -------    -------    -------    -------    -------
Net income                               $   134    $   294    $   433    $   498    $   642
                                         =======    =======    =======    =======    =======

FERGUSON & COMPANY                                                    Section I.

                      Table I.2 - Selected Operating Ratios

                                                           Year Ended June 30,
                                              ----------------------------------------------
                                               1997      1996      1995      1994      1993
                                              ------    ------    ------    ------    ------
Selected Financial Ratios & Other Data:
Performance Ratios:
  Return on assets (ratio of net income
    to average total assets)                    0.22%     0.46%     0.67%     0.80%     0.99%
  Return on retained earnings (ratio of
    net income to average equity                2.87      6.56     10.52     13.22     21.02

Interest rate spread information:

  Average during period                         2.76      2.26      2.70      2.46      2.54
  End of period                                 2.77      2.19      2.25      2.93      2.86

  Net interest margin (1)                       3.14      2.63      2.98      2.75      2.81
  Ratio of operating expense to average
    total assets                                2.62      2.01      2.11      2.27      1.89
  Ratio of average interest-earning assets
    to average interest bearing liabilities   108.40    107.66    106.24    106.66    105.31

Quality Ratios:

  Non-performing assets to total assets
    at end of period                             .28       .04       .30       .25      .28
  Allowance for loan losses to
    non-performing loans                      153.11    456.89     51.89    196.32   234.46
  Allowance for loan losses to
    loans receivable, net                       0.49      0.24      0.18      0.60     0.87

Capital Ratios:

  Retained earnings to total assets at
    end of period                               7.64      7.24      6.73      6.02     5.19
  Average retained earnings to average assets   7.58      7.04      6.36      6.05     4.71

Other Data:

  Number of full-service offices                   2         2         2         2        2

----------
(1)  Net interest income divided by average interest earning assets.

Source: Offering Circular

FERGUSON & COMPANY                                                    Section I.

                       Table I.3 -- Loan Maturity Schedule

                                          1 year    5 years
                             Less than   through      to        Over
                              1 year     5 years   10 years   10 years    Total
                              ------     -------   --------   --------    -----
Mortgage(1) (2):

  One to Four Family          $17,811    $ 8,459    $6,138     $13,938   $46,346
  Construction                    150         --        --          --       150
  Multi-Family & Commercial       485      1,851     1,210       2,471     6,017
Non-Mortgage Loans:
  Consumer                      3,360         16        --          --     3,376
    Total                     $21,806    $10,326    $7,348     $16,409   $55,889
                              =======    =======    ======     =======   =======
----------
(1)  Includes demand loans, loans having no maturity, and overdraft loans.

(2) Mortgages which have adjustable or renegotiable interest rates are shown as maturing in the period during which the contract is due.

Source:  Offering circular

                    Table I.4 - Loan Maturities by Rate Type

     The following tables sets forth the dollar amount of all loans, maturing or repricing, before net items, due after one year from June 30, 1997, which have fixed interest rates or which have adjustable interest rates.

                                  Fixed        Adjustable
                                   Rate           Rate           Total
                                  -----        ----------        -----
                                             (in thousands)

Mortgage 1-4 Family              $30,505         $15,841        $46,346
Construction                         150              --            150
Consumer                             192           3,184          3,376
Commercial & Multi-Family          4,596           1,421          6,017
                                 -------         -------        -------
    Total (1)                    $35,443         $20,446        $55,889
                                 =======         =======        =======
----------
(1) Gross Loans.

Source:  Offering circular

FERGUSON & COMPANY                                                    Section I.

                        Table I.5 -- Net Portfolio Value

                                        As of June 30, 1997
                  --------------------------------------------------------------
                                                                NPV as % of
                               Estimated                      Portfolio Value
  Change in                     NPV as a                         of Assets
Interest Rates    Estimated    Percentage     Amount      ----------------------
(basis points)       NPV       of Assets     of Change    NPV Ratio    % Change
--------------    ---------    ----------    ---------    ---------    ---------
                             (dollars in thousands)

     +400          $3,154        -54.0%       $(3,681)       5.39%       -5.27%
      300           4,150        -39.0%        (2,685)       6.92        -3.74%
      200           5,143        -25.0%        (1,692)       8.37        -2.29%
      100           6,072        -11.0%          (763)       9.66        -1.00%
       0            6,835            0%            --       10.66           --
     -100           7,273          6.0%           438       11.18          .52%
      200           7,270          6.0%           435       11.07          .41%
      300           7,075          4.0%           340       10.71          .05%
      400           6,979          2.0%           144       10.48         -.18%

Source:  Office of Thrift Supervision, Risk Management Division

Income and Expense Trends

     Wyman Park was profitable for the five years ending June 30, 1997. However, the year ending June 30, 1997, was significantly less profitable than preceding years. Profits were $642 thousand, $498 thousand, $433 thousand, $294 thousand, and $134 thousand in 1993, 1994, 1995, 1996, and 1997, respectively. The diminution of earnings in the last period can be attributed to the SAIF assessment of $383 thousand, and an addition to the loan and lease loss reserve of $120 thousand above the normal accrual. As mentioned earlier, net interest income has been erratic and so have net interest margins. Historically, net interest income before provisions for losses has followed the rate cycle, but the net after provisions has been erratic due to wide swings in the provisions for loan losses. These provisions were $133 thousand in 1993, $183 thousand in 1994, a negative $88 thousand in 1995, $25 thousand in 1996, and $145 thousand in 1997. The influence of non-interest income was extremely obvious in 1993 and 1994, as gains on the sale of assets added to the income of those two years. Gains on sale of assets was $354 thousand in 1993, and $442 thousand in 1994. As market conditions changed, the gain on sale of assets dropped to $23 thousand, $20 thousand, and $6 thousand in 1995, 1996, and 1997, respectively. Unfortunately, the asset structure and the income structure of the Association has kept the core earnings of the Association below peer level. The ability to generate core earnings will improve with the anticipated infusion of capital generated by the Conversion, and Wyman Park will gain core earnings parity with its peers in the near term.

Regulatory Capital Requirements

     As Table I.6 demonstrates, Wyman Park meets all regulatory capital requirements and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

FERGUSON & COMPANY                                                    Section I.

                    Table I.6 - Regulatory Capital Compliance
                                  June 30, 1997

                                  Amount
                                (Million)               Percent
                                ---------               -------

GAAP Capital                       $4.8                   7.7%

Tangible Capital:
  Capital level                    $4.8                   7.7%
  Requirement                       1.0                   1.5%
                                   ----                  ----
  Excess                           $3.8                   6.2%
                                   ====                  ====
Core Capital:
  Capital level                    $4.8                   7.7%
  Requirement                       1.9                   3.0%
                                   ----                  ----
  Excess                           $2.9                   4.7%
                                   ====                  ====
Risk Based Capital:
  Capital level                    $5.0                  14.6%
  Requirement                       2.7                   8.0%
                                   ----                  ----
  Excess                           $2.3                   6.6%
                                   ====                  ====

Source:  Wyman Park TFR, Form SB-2, and F&C calculations.

FERGUSON & COMPANY                                                    Section I.

Lending

     Table I.7 provides an analysis of the Association's loan portfolio by type of loan security. This analysis shows that Wyman Park's loan composition is still dominated by 1-4 family dwelling loans. However, there is a noticeable increase in the amount of commercial real estate loans that are being added to the portfolio. This trend is consistent with the institution's business strategies, and it is unlikely that the strategies now in place will change in the near future.

     Table I.8 provides information with respect to loan originations and repayments. It also clearly shows the emphasis upon one to four family residential loans. Moreover, the table relates the impact upon the types of loans originated by changing interest rates. In the year ended June 30, 1995, the Association originated $11.35 million in loans. Adjustable rate loans were $9.61 million or 84.63%. As rates fell in the year ended June 30, 1996, we can see the impact of the refinancing activity. In that year $9.05 million in loans were originated, but the fixed rate loans were predominant at $7.54 million or 83.37%. The year ended June 30, 1997, resulted in $8.89 million in originations, with fixed rate loans comprising $4.86 million, or 54.65%, and adjustable rates at $4.03 million, or 45.35% of loans originated. If any conclusions can be drawn from this information, it is that one-to-four family residential loans will provide only temporary assistance in reducing interest rate risk. The majority of adjustable loans are made when rates are high, and when rates decrease they will refinance to the fixed rate loans.

     Table I.9 provides rates, yields, and average balances for the three years ended June 30, 1995, 1996, and 1997. Net yield on average interest-earning assets decreased from 7.53% in 1995, to 7.52% in 1996, then increased to 7.69% in 1997. Interest rates paid on average interest-bearing liabilities increased from 4.83% in 1995, to 5.26% in 1996, then fell to 4.93% in 1997. The net yield on interest earning assets went from 2.98% in 1995, to 2.63% in 1996, to 3.14% in 1997. Wyman Park's net interest spread changed from 2.70% in 1995, to 2.26% in 1996, to 2.76% in 1997. However, the ratio of average interest earning assets to average interest bearing liabilities increased from 106% in 1995, to 108% in 1996, and remained flat at 108% in 1997. The effect of interest rate risk can be seen when comparing 1995 with 1996. In that period, the cost of funds as shown in IBL's rate increased from 4.83% to 5.26%, a movement of 43 basis points, compared to the 1 BP move in the yield in IEA's.

FERGUSON & COMPANY                                                    Section I.

                     Table I.7 -- Loan Portfolio Composition

                                                       June 30,
                                      ------------------------------------------
                                             1997                    1996
                                      ------------------      ------------------
                                      Amount     Percent      Amount     Percent
                                      ------     -------      ------     -------

Real Estate Loans:
  One- to four-family                $46,346      82.92%     $45,669      84.82%
  Multi-family                           211       0.38          128       0.24
  Commercial                           5,806      10.39        4,448       8.26
  Construction or development            150       0.27          270        0.5
                                     -------     ------      -------     ------
      Total real estate loans         52,513      93.96       50,515      93.82
                                     -------     ------      -------     ------
Other Loans:
  Consumer Loans:
    Deposit account                      176       0.31          138       0.26
    Student                               --         --           --         --
    Automobile                            --         --           --         --
    Home equity                        3,184       5.70        3,189       5.92
    Home improvement                      16       0.03           --         --
                                     -------     ------      -------     ------
       Total consumer loans            3,376       6.04        3,327       6.18

        Total loans                   55,889     100.00%      53,842     100.00%
                                                 ======                  ======
Less:
  Loan in process                       (231)                   (270)
  Deferred fees and discounts           (199)                   (203)
  Allowance for losses                  (270)                   (125)
                                     -------                 -------
      Total loans receivable, net    $55,189                 $53,244
                                     =======                 =======

Source: Offering Circular

FERGUSON & COMPANY                                                    Section I.

                            Table I.8 - Loan Activity

     Table I.8 clearly demonstrates that Wyman Park can be considered primarily a residential lender. The information shows that although consumer and business type loans are becoming more common and are the growing portion of the loan portfolio, the residential loan portfolio is the major asset of the Association. Within the portfolio, fixed rate loans still dominate loan production.

                                                      Year Ended June 30,
                                               ---------------------------------
                                                1997         1996         1995
                                               ------       ------       ------
                                                    (Dollars in Thousands)
Originations by type:
  Adjustable rate:
    Real estate--one-to-four family            $2,843       $1,314       $9,606
               --multi-family                      90           --           --
               --commercial                     1,100          190           --
    Non-real estate--consumer                      --           --           --
                   --commercial business           --           --           --
                                               ------       ------       ------
      Total adjustable-rate                     4,033        1,504        9,606
                                               ------       ------       ------
  Fixed rate:
    Real estate--one-to-four family             3,907        6,991        1,744
               --multi-family                      --           --           --
               --commercial                       936          550           --
    Non-real estate--consumer                      18           --           --
                   --commercial business           --           --           --
                                               ------       ------       ------
      Total fixed-rate                          4,861        7,541        1,744
                                               ------       ------       ------
      Total loans originated                    8,894        9,045       11,350
                                               ------       ------       ------
Purchases:
  Real estate--one-to-four family                 983           --           --
             --multi-family                        --           --           --
             --commercial                         805          300           --
  Non-real estate--consumer                        --           --           --
                 --commercial business             --           --           --
                                               ------       ------       ------
      Total loans purchased                     1,788          300           --
  Mortgage-backed securities                       --           --           --
                                               ------       ------       ------
       Total purchased                          1,788          300           --
                                               ------       ------       ------
Sales and Repayments:
  Real estate--one-to-four family                 395          990        1,936
             --multi-family                        --           --           --
             --commercial                         900           --           --
  Non-real estate--consumer                        --           --           --
                 --commercial business             --           --           --
                                               ------       ------       ------
      Total loans sold                          1,295          990        1,936
  Mortgage-backed securities                       --           --           --
                                               ------       ------       ------
      Total sales                               1,295          990        1,936
  Principal repayments                          7,177        9,539        7,419
                                               ------       ------       ------
      Total reductions                          8,472       10,529        9,355
  Increase (decrease) in other items, net        (265)          24          316
                                               ------       ------       ------
      Net increase (decrease)                   1,945       (1,160)       2,311
                                               ======       ======       ======

FERGUSON & CO., LLP                                                   Section I.

                   Table I.9 Average Balances, Yields and Cost

                                         -------------------------------------------------------------------------------------------
                                                                             Year Ended June 30,
                                         -------------------------------------------------------------------------------------------
                                                      1997                           1996                           1995
                                         -----------------------------  -----------------------------  -----------------------------
                                           Average    Interest            Average    Interest            Average    Interest
                                         Outstanding   Earned/  Yield/  Outstanding   Earned/  Yield/  Outstanding   Earned/  Yield/
                                           Balance      Paid     Rate     Balance      Paid     Rate     Balance      Paid     Rate
                                         -----------  --------  ------  -----------  --------  ------  -----------  --------  ------
Interest-earning assets:
  Loans receivable (1)                     $53,903     $4,250    7.88%    $53,033     $4,157    7.84%    $55,460     $4,325    7.80%
  Mortgage-backed securities                   383         27    7.05         468         35    7.49         552         33    5.98
  Investment securities                      2,402        140    5.83       5,298        307    5.79       5,845        329    5.63
  FHLB stock                                   510         37    7.25         510         37    7.25         510         36    7.06
  Other investments                          3,382        204    6.03       3,547        189    5.33       1,192         65    5.45
                                           -------     ------             -------     ------             -------     ------
    Total interest-earning assets (1)      $60,580     $4,658    7.69     $62,856     $4,725    7.52     $63,559     $4,788    7.53
                                           =======     ======             =======     ======             =======     ======
Interest-Earning Liabilities:
  Savings deposits                          $5,856        174    2.97%    $ 5,593       $178    3.18%    $ 5,777     $  204    3.53%
  Demand and NOW deposits                    9,745        309    3.17       9,632        317    3.29       9,990        332    3.32
  Certificate accounts                      40,182      2,267    5.64      43,010      2,570    5.98      42,326      2,254    5.33
  Escrow deposits                              115          6    5.22         147          8    5.44         193         11    5.69
  Borrowings                                                                                               1,542         90    5.83
                                           -------     ------             -------     ------             -------     ------
    Total interest-bearing liabilities     $55,898     $2,756    4.93     $58,382     $3,073    5.26     $59,828     $2,891    4.83
                                           -------     ------    ----     -------     ------    ----     -------     ------    ----
Net interest income                                    $1,902                         $1,652                         $1,897
                                                       ======                         ======                         ======
Net interest rate spread                                         2.76%                          2.26%                          2.70%
                                                                 ====                           ====                           ====
Net earning assets                         $ 4,682                        $ 4,474                        $ 3,731
                                           =======                        =======                        =======
Net yield on average interest-earning
  assets                                                         3.14%                          2.63%                          2.98%
                                                                 ====                           ====                           ====
Average interest-earning assets to
  average interest-bearing liabilities                  1.08x                          1.08x                          1.06x
                                                       ======                         ======                         ======

Source: Offering circular

FERGUSON & CO., LLP                                                   Section I.

     Table I.10 provides a rate volume analysis, measuring differences in interest earning assets ("IEA's") and interest bearing liabilities ("IBL's"), and the interest rates thereon comparing the year ended June 30, 1995 with June 30, 1996, and then comparing the year ended June 30, 1996 with June 30, 1997. The table shows the effect of the changes in interest income and funding cost between 1995 and 1996, produced a decline in net income of $245 thousand. A negative $96 thousand in interest income can be attributed to volume (total loans decreased), and a positive $33 thousand can be attributed to rate (rates on loans were higher). For the same period, the interest expense decreased $74 thousand due to volume and increased $256 thousand due to rates (deposits dropped in volume and in funding cost). The period between June 30, 1996, and June 30, 1997, had an increase of $250 thousand. Analysis shows that the income on interest earning assets decreased $177 thousand due to volume (loan volumes continue to decline) and increased $50 thousand due to rates (rates increased slightly on loans funded). On the funding side, the cost of interest bearing liabilities was reduced $160 thousand due to volume and decreased an additional $157 thousand due to rates (deposit volumes and rates declined). The net result of the changes in the 1996 to 1997 period should have translated into additional profits, however, these potential profits were offset by the SAIF assessment ($383 thousand) and a higher than normal increase in the reserve for loan losses ($120 thousand). Although the Rate/Volume Analysis cannot predict performance in a changing rate environment, it can show the impact of interest rate changes upon net interest income and net interest margins.

                        Table I.10 - Rate/Volume Analysis

                                              Year Ended June 30,
                               -------------------------------------------------
                                     1996 vs. 1997           1995 vs. 1996
                               ------------------------ ------------------------
                                  Increase                 Increase
                                 (Decrease)               (Decrease)
                                   Due to       Total       Due to      Total
                               -------------  Increase  -------------  Increase
                               Volume  Rate  (Decrease) Volume  Rate  (Decrease)
                               ------ ------ ---------- ------ ------ ----------
                                             (Dollars in Thousands)
Interest-earning assets:
Loans Receivable                  68     25       93     (190)    22     (168)
Mortgage-backed securities        (6)    (2)      (8)      (5)     7        2
  Investment securities         (169)     2     (167)     (31)     9      (22)
  Other                          (10)    25       15      130     (5)     125
                               -----  -----    -----    -----  -----    -----
Total interest-earning assets  $(117) $  50    $ (67)   $ (96) $  33    $ (63)
                               =====  =====    =====    =====  =====    =====

Interest-bearing liabilities:
  Savings deposits             $   8  $ (12)   $  (4)   $  (7) $ (19)   $ (26)
  Demand and NOW deposits          3    (11)      (8)     (12)    (3)     (15)
  Borrowings                      --     --       --      (90)    --      (90)
  Certificate accounts          (169)  (134)    (303)      38    278      316
  Escrow deposits                 (2)    --       (2)      (3)    --       (3)
                               -----  -----    -----    -----  -----    -----
Total int.-bearing liab.       $(160) $(157)   $(317)   $ (74) $ 256    $ 182
                               =====  =====    =====    =====  =====    =====
Net interest income                            $ 250                    $(245)
                                               =====                    =====

Source:  Offering Circular

FERGUSON & CO., LLP                                                   Section I.

Non-performing Assets

     As shown in Tables I.11 (a) and I.11 (b), Wyman Park's total non-performing loans as of June 30, 1997, were a nominal $176 thousand and represented 0.28% of total assets. All of the non-performing loans as of that date were secured. Past due loans were $178 thousand and were all secured by one-to-four residences. The level of non-performing assets does not appear to be a significant threat to the capitalization or future earnings of the institution.

           Table I.11 (a) Loan Delinquencies and Non-Performing Assets

                                  June 30, 1997

                                                       Loans Delinquent For:
                      ---------------------------------------------------------------------------------------
                              60-89 Days                 90 Days and Over           Total Delinquent Loans
                      ---------------------------   ---------------------------   ---------------------------
                                        % of Loan                     % of Loan                     % of Loan
                      Number   Amount   Category    Number   Amount   Category    Number   Amount   Category
                      ------   ------   ---------   ------   ------   ---------   ------   ------   ---------
                                                       (Dollars in Thousands)
Real Estate
  One to four family     5      $178      0.38%        2      $176      0.38         7      $354      0.76%
                      ---------------------------------------------------------------------------------------
      Total              5      $178      0.38%        2      $176      0.38         7      $354      0.76%
                      =======================================================================================

Source: Offering circular.


                      Table I.11(b) - Non-Performing Assets

                                                     June 30
                                               --------------------
                                               1997            1996
                                               ----            ----
                                              (Dollars in Thousands)
Non-Accruing Loans:
  One-to-four Family                           $176             $27
                                               --------------------
Total non-performing Assets                    $176             $27
                                               ====================
Total as a percentage of total assets          0.28%           0.04%

Source: Offering Circular

FERGUSON & CO., LLP                                                   Section I.

                   Table I.12 -- Schedule of Classified Assets

                                        ------------------------------
                                        1997         1996         1995
                                        ----         ----         ----
                                                (In Thousands)
          Classification
            Special Mention             $178         $270         $ 47
            Substandard                  176           27          192
            Doubtful                       0            0            0
            Loss                           0            0            0
                                        ------------------------------
              Total classified assets   $354         $297         $239

          Source: Offering Circular

     The volume of total classified assets is nominal for an institution this size, and the classified assets are centered in Special Mention. It is apparent that Management has developed adequate management techniques for dealing with the classified assets of the Association. Equally as important is the fact that the majority of the assets classified by the examiner had already been identified as problem assets by Management. In other words, the portfolio is believed to hold only a minimum of asset quality surprises.

               Table I.13 -- Analysis of Allowance for Loan Losses

     The following table sets forth an analysis of the Association's allowance for possible loan losses for the periods indicated: As of June 30, 1997, the provision for loan and lease losses was equal to 0.50% of gross loans and 153% of non-performing loans. Considering the conservative underwriting of Management and the composition of the loan portfolio (mostly 1-4 residential loans), the Allowance for Loan and Lease Losses is adequate.

                                                    June 30,
                                               ------------------
                                               1997          1996
                                               ----          ----
          Balance at beginning of period       $125          $100

          Loans charged-off:
            Mortgage loans                        0             0
            Commercial loans                      0             0
            Consumer loans                        0             0
                                               ----          ----
              Total charge-offs                $  0          $  0
                                               ----          ----
          Recoveries:                             0             0

          Net loans charged-off                   0             0

          Provision for loan losses             145            25

          Balance at end of period             $270          $125
                                               ====          ====

          Source: Audit Financial Statement

FERGUSON & CO., LLP                                                   Section I.

Loan Loss Allowance

     Table I.13 provides an analysis of Wyman Park's loan loss allowance. Significant increases to the loan loss reserves were made at June 30, 1997.
These increases in loan loss reserves were not dictated by historical or anticipated losses, but instead were provisions made in anticipation of the Conversion.

     Table I.14 shows the allocation of the loan loss allowance among the various loan categories for the years ending June, 30, 1996, and June 30, 1997. It must be noted that the major portion of the allocation is to the unallocated category.

                 Table I.14 - Allocation of Loan Loss Allowance

                                   June 30, 1997                     June 30, 1996
                          -------------------------------   -------------------------------
                                                 % of                              % of
                                     Loan      Loans in                Loan      Loans in
                                    Amounts      Each                 Amounts      Each
                                      By      Category to               By      Category to
                          Amount   Category   Total Loans   Amount   Category   Total Loans
                          ------   --------   -----------   ------   --------   -----------
                                               (Dollars in Thousands)
Allocated to :
  One to four Family       $ 25     $46,346      82.92%      $ 22     $45,669      84.82%
                          -------------------------------   -------------------------------
  Multi-Family                          211       0.38%                   128        .24%
                          -------------------------------   -------------------------------
  Commercial real estate     56       5,806      10.39%        43       4,448       8.26%
                          -------------------------------   -------------------------------
  Construction or Dev.                  150       0.27%                   270        .50%
                          -------------------------------   -------------------------------
  Consumer                            3,376       6.04%                 3,327       6.18%
                          -------------------------------   -------------------------------
  Unallocated               189                                59
                          -------------------------------   -------------------------------
      Total                $270     $55,889      100.0%      $125     $53,842      100.0%
                          ===============================   ===============================

         Source:  Offering Circular

     The preceding table (Table I.14) allocates the allowance for loan losses by loan category at the dates indicated. The allocation of the allowance to each category is not necessarily indicative of future losses and does not restrict the use of the allowance to absorb losses in any other category.

FERGUSON & CO., LLP                                                   Section I.

Mortgage-Backed Securities and Investments

     Table  I.15  provides  a  breakdown  of   mortgage-backed   securities  and
investments as of June 30, 1997.

              Table I.15 -- Classification of Investment Securities

                                                      June 30,    % of    June 30,    % of
                                                        1997     Total      1996     Total
                                                      --------   -----    --------   -----
                                                             (Dollars in Thousands)

All Inv. Sec. are classified "Available for Sale"
-------------------------------------------------
US government and agency obligations                   $2,992    85.44%    $2,964    85.32%
                                                       ------   ------     ------   ------
      Sub Total                                         2,992    85.44%     2,964    85.32%
  FHLB Stock                                              510    14.56%       510    14.68%
                                                       ------   ------     ------   ------
      Total investment securities and FHLB Stock       $3,502   100.00%     3,474   100.00%
                                                       ======   ======     ======   ======
  Average remaining life of investment securities   1.3 years           2.3 years

Other Interest-earning assets:
  Interest bearing deposits with banks                 $1,093    57.05%    $3,483    60.46%
  Federal funds sold                                      823    42.95%     2,278    39.54%
                                                       ------   ------     ------   ------
      Total                                            $1,916   100.00%    $5,761   100.00%
                                                       ======   ======     ======   ======
All MBS's are "Held to Maturity"
--------------------------------
Mortgage-backed securities                                 --                  --                                     -
  FNMA                                                 $    2     0.56%    $    3     0.71%
  FHLMC                                                   354    99.44%       421    99.29%
                                                       ------   ------     ------   ------
      Total mortgage-backed securities                 $  356   100.00%    $  424   100.00%
                                                       ======   ======     ======   ======

     Table I.15 is notable for showing that all of the investment securities owned by Wyman Park are classified as "Available for Sale," as of June 30, 1997, and all MBS's are classified as "Held to Maturity". Having the majority of all investments available for sale enhances actual liquidity and provides Management with the flexibility to properly manage the investment portfolio of the Association. All securities classified as "Available for Sale" are carried at their fair value as of June 30, 1997.

     Mortgage backed securities have been used by Management to supplement loan products. Competitive factors within the primary trade area of the Association have made expansion of the one to four residential portfolios difficult.
Management has not committed a significant amount of its assets to Mortgage-Backed Securities ("MBS's"). At June 30, 1997, Wyman Park had $356 thousand in MBS's.

     Except for MBS's, the investment portfolio of Wyman Park is very short. The U.S. Government securities and agencies have an average remaining term of 1.3 years. The deposits in domestic banks and Fed funds have a maturity that is less than one year. The MBS portfolio of $356 thousand has a maturity that is more than 10 years but less than 20 years.

FERGUSON & CO., LLP                                                   Section I.

                         Table I.16 -- Deposit Portfolio

     Deposits in the Association at June 30, 1997, were represented by the various types of deposit programs described below.

                                        1997                       1996
                                ---------------------      ---------------------
                                Amount     Percentage      Amount     Percentage
                                ------     ----------      ------     ----------
Certificates of Deposit

4.00 - 5.99%                    $26,366       46.99%       $23,101       39.90%
6.00 - 7.99%                     13,492       24.04%        16,657       28.77%
8.00 - 9.99%                        383        0.68%         2,609        4.51%
                                ---------------------      ---------------------
      Sub Total                  40,241       71.71%        42,367       73.18%
                                ---------------------      ---------------------

Transaction accounts

Non-interest bearing accts          587        1.05%           337        0.58%
NOW and money market
  accounts 1.76%                  1,615        2.88%         1,673        2.89%
Passbook Accounts 2.96%           6,027       10.74%         5,857       10.12%
Money Market Accts. 3.10%         7,627       13.59%         7,637       13.19%
                                ---------------------      ---------------------
      Sub Total                  15,856       28.26%        15,504       26.78%
                                ---------------------      ---------------------
Accrued Interest                     19        0.03%            21         .04%
                                ---------------------      ---------------------
      Total Deposits            $56,116      100.00%       $57,892      100.00%
                                =====================      =====================
Source: Offering circular

Savings Deposit

     The Association offers a variety of deposit products that have a wide range of interest rates and terms. As the general customer base continues to become more sophisticated, Wyman Park is likely to become more susceptible to short-term interest rate changes. The Association experiences a higher cost of funds than its peers mainly due to its mix of transaction accounts and certificate accounts. In addition, smaller institutions like Wyman Park are often placed in a position of competitive disadvantage and are forced to price in reaction to competitive pressures.

     At June 30, 1997, Wyman Park's deposit portfolio of $56.11 million was composed as follows: total transaction type accounts--$9.83 million, or 17.52%; savings deposits and passbook account--$6.03 million, or 10.74%%, and certificate accounts--$40.24 million, or 71.71%. Certificates were comprised of $4.20 million, or 7.48% of total deposits that were in excess of $100 thousand, and $36.04 million, or 64.23% of total deposits that were less than $100 thousand. (See Table I.16 above.)

     Table I.17 displayed below shows the totals of certificates of deposits and the maturities by year with rate ranges at the year ending June 30, 1997. The rate section of Table I.17 clearly shows the cost of funds for the institution is affected more by rate than term. The Association has a heavy concentration in certificates of deposits with rates 6.00% and 7.99%, ($13.49 million, 33.53% of certificates).

FERGUSON & CO., LLP                                                   Section I.

                 Table I.17 -- Time Deposit Rates and Maturities

     The following table sets forth the rates and maturities of time deposits at June 30, 1997.

Certificate Accounts     4.00        6.00       8.00                  Percent
      maturing            to          to         to                     of
 in quarter ending:      5.99%       7.99%      9.99%     Total        Total
--------------------     -----       -----      -----     -----       -------
                                       (Dollars in Thousands)

September 30, 1997      $ 5,540     $   991     $  0     $ 6,531      16.23%
December 31, 1997         5,470         967      186       6,623      16.46%
March 31, 1998            3,605         179       15       3,799       9.44%
June 30, 1998             3,216          86        0       3,302       8.21%
September 30, 1998        2,910          61      163       3,134       7.79%
December 31, 1998         2,292          53        3       2,348       5.83%
March 31, 1999              506         451       16         973       2.42%
June 30, 1999               492       1,079        0       1,571       3.90%
September 30, 1999          267       1,227        0       1,494       3.71%
December 31, 1999           138         900        0       1,038       2.58%
March 31, 2000               19       2,129        0       2,148       5.34%
  Thereafter              1,911       5,369        0       7,280      18.09%
                        ---------------------------------------------------
    Total               $26,366     $13,492     $383     $40,241     100.00%
                        ===================================================
    Percent of Total      65.52%      33.53%    0.95%
                        ============================
Source:  Offering circular

          Table I.17 (a) Certificates by Time Remaining Until Maturity

                                                                  Maturity
                                              -------------------------------------------------
                                                          Over     Over
                                              3 Months   3 to 6   6 to 12     Over
                                              or Less    Months   Months    12 Months    Total
                                              --------   ------   -------   ---------    -----
Certificates of Deposit less than $100,000     $5,548    $6,174   $6,888     $17,434    $36,044
Certificates of Deposit of $100,000 or more       983       449      213       2,552      4,197
                                              -------------------------------------------------
         Total Certificates of Deposits        $6,531    $6,623   $7,101     $19,986    $40,241
                                              =================================================

Source: Offering Circular

     As of June 30, 1997, Wyman Park has 49.66% of its certificates of deposit maturing after one year (see Table I.17(a)). Taking a longer term position in the certificate of deposit portfolio is a method of improving interest rate risk. On the other hand the majority of the certificates that have maturities in excess of one year fall in the higher rate categories. Of the $13.49 million in deposits in the 6.00 to 7.99% range, $11.27 million are in the over 12 month schedule. Attempting to minimize interest rate risk on the liability side has served to reduce the net interest margins of Wyman Park.

FERGUSON & CO., LLP                                                   Section I.

     Wyman Park has limited dependency on jumbo certificates of deposit. At June 30, 1997, the Association had $4.20 million in certificates that were issued for $100 thousand or more, or 7.48% of its total deposits (see Table I.18). The jumbo dependency is not considered excessive.

                    Table I.18 -- Jumbo CD's at June 30, 1997

                Time Deposits over $100,000 -- Maturity Schedules

                                         Certificates of         Weighted
     Maturity Period                         Deposits          Average Rate
     ---------------                         --------          ------------
     Three months or less                     $  933               4.78%
     Over three through six months               449               5.48%
     Over six through 12 months                  213               5.08%
     Over 12 months                            2,552               6.23%
                                              ------
                                              $4,197               5.75%
                                              ======
     Source: Offering circular

Borrowings

     At June 30, 1997, Wyman Park was a member of FHLB of Atlanta and had the availability of advances from the FHLB in the approximate amount of $8 million. Advances are not being utilized at this time, but remain a viable alternative source of funding to the Association.

Subsidiaries

     At June 30, 1997,  Wyman Park had one investment in a service  corporation,
W. P. Financial Corporation, a company which engages in the sale of annuities. Neither the investment in, nor the income derived from, the operation of the company have any material effect on the financial results of the Association.

Legal Proceedings

     From time to time, Wyman Park becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Association, no legal proceedings are in process or pending that would have a material effect on Wyman Park's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

     As in any interest sensitive industry, the future earnings capacity of Wyman Park will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate loans, fixed rate loans, and adjustable loans as rates decline.

     Wyman Park is no exception to the aforementioned paradox. With its current asset and liability structure, however, the effect of rising interest rates will have a more negative impact on earnings. Management's strategy of offering a limited array of additional loan products that will

FERGUSON & CO., LLP                                                   Section I.

provide additional repricing opportunities through the cash flow of payments or the adjustability of rates will eventually mitigate the effects of interest rate risk, and improve profitability.

     The addition of capital through the conversion will allow Wyman Park to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be moderate and well controlled to maintain the current acceptable risk levels inherent in the Association's asset base.

Asset-Size-Efficiency of Asset Utilization

     At its current size and in its current asset configuration, Wyman Park is an efficient operation. With total assets of approximately $62.24 million, Wyman Park has 15 full time equivalent employees. If current strategies are employed, the asset and liability composition of the institution changes and becomes more volume oriented, the current level of employees may not be adequate to manage additional asset and liability growth.

Intangible Values

     Wyman Park's greatest intangible value (other than the goodwill discussed earlier) lies in its loyal deposit base. Wyman Park has a 83 year history of sound operations, controlled growth, and generally consistent earnings. The Association currently has 7.94% of the deposit market in its area, and it has the ability to increase market share (see Table II.3 in Section II).

     Wyman Park has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

Effect of Government Regulations

     Government regulations will have the greatest impact in the area of cost of compliance and reporting. The Conversion will create an additional layer of regulations and reporting, and thereby increase the cost to the Association. Moreover, no future plans currently exist to make additional acquisitions, purchase additional branches, or complicate operations with matters that would add to reporting and regulatory compliance. However, economic situations change, and if an appropriate opportunity arises, it will be considered, and a proper request will be made of the regulators, if necessary.

FERGUSON & CO., LLP                                                   Section I.

Office Facilities

     Wyman Park's main office is an adequately maintained facility. Table I.19 provides information on all of Wyman Park's offices. The Association's facilities are currently adequate for the convenience and needs of the Association's customer base.

                  Table I.19 -- Office Facilities and Locations

                                                   Year          Owned          Net B.V
Physical address                                  Opened       Leased (1)       June 30
----------------                                  ------       ----------       -------
                                                                ($000's)
Main Office:
------------
11 Ridgley Road, Lutherville, Maryland             1977    Land is Leased (2)
                                                           Building is Owned    $97,000
Branch Office
-------------
7963 Baltimore/Annapolis Blvd., Glen Burine, MD    1977    Leased (3)               N/A

Source: Wyman Park Association audited financial statement and the Offering Circular.

(1) The Association is obligated under long operating leases for its offices. These leases expire at various dates to 2002. The future minimum payments due under the leases at June 30, 1997 are $201, 574.

(2)  There are five, five-year options which expire May 2027.

(3)  Lease expires in November 2001.

                                   SECTION II

                                   MARKET AREA

FERGUSON & COMPANY                                                   Section II.

                                 II. MARKET AREA

DEMOGRAPHICS

     Wyman Park operates from its main office located at 11 Ridgely Road, Lutherville, Maryland. The Association has one branch office in addition to its main office. That office is located a 7963 Baltimore/Annapolis Blvd., Glen Burnie, Maryland.

     Wyman Park considers its primary Assessment Area to be the areas surrounding its offices. Although Wyman Park is located in the Baltimore MSA, its primary Assessment Area contains only the counties of Baltimore and Anne Arundel. More specifically, within those two counties, the closer competition for customers and deposits can be identified as occurring in the zip code areas surrounding each branch. Table II.1, below, presents historical and projected trends for the United States, Maryland, Baltimore County, and Anne Arundel County, along with the two zip codes that surround the branches. The information addresses population, income, employment, and housing trends.

     As indicated in Table II.1, below, the State of Maryland, the Baltimore MSA, the counties, and the two zip codes have experienced varying growth rates in terms of population. The State of Maryland experienced a growth rate from 1990 to 1996, of 6.40%, which is slightly lower than the recorded growth rate for all of the U. S. Within the trade area, historical growth rates vary. The Baltimore MSA and the County of Baltimore experienced much lower growth rates than the State. On the other hand, Anne Arundel County grew at a rate that exceeded the State (9.73% vs. 6.40%), the Glen Burnie Zip Code's growth rate equaled that of the State, and the Zip Code of Lutherville fell short of the State's growth rate (5.45% vs. 6.40%). Future prospects are similar to historical growth rates. Between 1996 and 2001, the State is expected to grow 5.33%; the Baltimore MSA, 4.32%; and Baltimore County, 3.0%. In the same period, Anne Arundel County is expected to grow 7.10%; the Glen Bernie Zip Code, 5.51%; and the Lutherville Zip Code, 3.71%.

     The single most impressive demographic factor about Wyman Park's assessment area is the Estimated Household Income for 2001. All of the surrounding area is anticipated to have the majority of its population in the two household income ranges that are between $25,000 to $100,000. Moreover, Anne Arundel County and the Lutherville Zip Code areas are expected to have a disproportionate percentage of their population in the $100,000 to $150,000 household income range.

     These growth rates are obviously being pushed along by the population and industrial growth rates that have been experienced by the recovery in the Baltimore MSA and its proximity, Washington, D. C.

FERGUSON & COMPANY                                                   Section II.

                         Table II.1 - Demographic Trends

                             Key Economic Indicators

 United States, Maryland, Baltimore MSA, Baltimore County, Anne Arundel County,
                           Zip 21060(1), Zip 21093 (2)

====================================================================================================================
                                                                                             Anne
                                            United                 Baltimore   Baltimore   Arundel    21060    21093
      Key Economic Indicator                States      Maryland      MSA        County     County     Zip      Zip
--------------------------------------------------------------------------------------------------------------------
Total Population, 2001 Est.              278,802,003   5,358,628   2,591,459    740,667    502,080   28,267   34,516
  1996 - 2001 Percent Change, Est.              5.09        5.33        4.32       3.00       7.10     5.51     3.71
Total Population, 1996 Est.              265,294,885   5,087,442   2,484,101    719,095    468,813   26,791   33,280
  1990 - 96 Percent Change, Est.                6.67        6.40        4.28       3.90       9.73     6.40     5.45
Total Population, 1990                   248,709,873   4,781,468   2,382,172    692,134    427,239   25,180   31,560
--------------------------------------------------------------------------------------------------------------------
Household Income, 2001 Est.                   33,189      47,915      45,324     44,145     55,740   45,030   62,127
  1996 - 2001 Percent Change, Est.             (3.88)       4.49        4.93       0.62       5.87     5.59     0.88
Household Income, 1996 Est.                   34,530      45,857      43,194     43,872     52,651   42,646   61,587
--------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                       16,738      21,037      19,991     21,601     22,444   18,008   31,752
--------------------------------------------------------------------------------------------------------------------
Household Income Distrib.2001 Est. (%)
  $15,000 and less                                20          12          14         10          7       11        5
  $15,000 - $25,000                               16          11          12         12          9       11        8
  $25,000 - $50,000                               34          32          33         36         31       38       26
  $50,000 - $100,000                              24          35          33         33         40       35       38
  $100,000 - $150,000                              4           8           7          7         10        4       15
  $150,000 and over                                2           3           3          3          4        0        8
--------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                         6.24        6.93        6.84       6.86       7.37     7.30     6.65
--------------------------------------------------------------------------------------------------------------------
Median Age of Population, 1996 Est.             34.3        34.6        35.0       36.7       34.5     34.8     41.7
Median Age of Population, 1990                  32.9        33.0        33.4       35.2       32.7     33.1     40.6
--------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                   79,098     142,450     123,426    125,124    158,769  102,706  187,088
--------------------------------------------------------------------------------------------------------------------
Total Households, 2001 Est.              103,293,062   1,956,215     955,690    287,409    176,043   10,603   13,688
  1996 - 2001 Percent Change, Est.              5.14        5.29        4.23       3.02       7.29     5.54     3.65
Total Households, 1996                    98,239,161   1,858,013     916,918    278,971    164,080   10,046   13,206
  1990 - 96 Percent Change, Est.                6.84        6.23        4.18       3.99      10.04     6.43     5.31
Total Households, 1990                    91,947,410   1,748,991     880,145    268,280    149,114    9,439   12,540
--------------------------------------------------------------------------------------------------------------------
Total Housing Units, 1990                101,641,260   1,891,917     928,076    281,553    157,194    8,109   12,930
  % Vacant                                     10.07        7.55        6.25       4.71       5.14     4.87     2.95
  % Occupied                                   89.93       92.45       93.75      95.29      94.86    95.13    97.05
    % By Owner                                 57.78       60.11       59.51      63.22      69.12    61.99    78.21
    % By Renter                                32.15       32.33       34.23      32.07      25.74    33.14    18.85
====================================================================================================================

(1)  ZIP Code for  Glen Burnie, MD.            (2)  ZIP Code for Lutherville, MD

Source: Scan/US, Inc.

     Maryland is one of the more affluent states, and the comparison of household income demonstrates that fact. The estimated household income for the United States for 1996 was $34,530, and that of Maryland was $45,857. Maryland benefits economically from being close to the Capital. The Baltimore area, with its deep water port, has become a center for commercial, financial, distribution, transportation, and manufacturing. In addition, the State benefits from several large federal agency facilities.(1)

--------
(1)  Marylanda, Encarta 96 Encyclopedia

FERGUSON & COMPANY                                                   Section II.

     Important to any financial institution that is in the business of financing homes is the growth in the number of households. Table II.1 shows that the prospects for the establishment of new households in the trade area are excellent. From 1990 until 1996, all of the counties in the trade area experienced an increase in the number of households. The greatest increase was seen in Anne Arundel County, with the number of households increasing 10.04% from 149,114 to 164,080; to Baltimore County showing the least amount of increase at 3.99% (from 268,280 to 278,971 households). The area, whether growing at 3.99% or 10.14%, is an economically stable area, growing and embedded with well paying sources of income.

     When home ownership is compared to the United States and the State of Maryland, all of the trade area has a higher incidence of home ownership than the United States and the State of Maryland.

     The principal sources of employment in Wyman Park's assessment area are shown in Table II.2, below. On average, the major sources of employment are trade, services, and public administration. The counties in the delineated trade area have only minor variations from the State in the percentage of residents who are employed in trade, services, and public administration. Manufacturing, the fourth most frequent source of employment, is higher in Baltimore County than it is in the entire State (11.0% for Baltimore County vs. 8.0% for the State). Anne Arundel County is only slightly higher in manufacturing than the State (9.0% vs. 8.0%).

FERGUSON & COMPANY                                                   Section II.

                      Table II.2 -- EMPLOYMENT BY INDUSTRY

                                                As of Year End 1995
                                       --------------------------------------
                                        State                           Anne
                                          of          Baltimore       Arundel
Employment by Industry (percent)       Maryland         County         County
--------------------------------       --------------------------------------
                                                         (%)

Construction/Agriculture/Mining           7.0%            6.0%           7.0%
Manufacturing                             8.0%           11.0%           9.0%
Transportation/Utilities                  5.0%            5.0%           6.0%
Trade                                    25.0%           27.0%          28.0%
Finance/Insurance                         6.0%            6.0%           4.0%
Services                                 30.0%           30.0%          27.0%
Public Administration                    19.0%           15.0%          19.0%
                                       --------------------------------------
    Total                               100.0%          100.0%         100.0%
                                       ======================================


     This information gives rise to understanding the other demographic information. With trade, services, and public administration employing such high percentages of the population and contributing to the earnings of the citizenry, the concentration of income in the middle range is more clear, as is the estimated increase in household income. Obviously, the population within the assessment area of Wyman Park is better employed than the State average. This should equate to continued economic growth which should translate into more home buyers, more consumer goods being purchased, and a growing, stable, and robust economy.

     In summary, the demographics of the assessment area are very favorable. The area has and is expected to have an overall growth in population. This growth in population is being accompanied with an anticipated increase in household income that is creating a more stable per capita income and an anticipated increase in the number of new households that will be created. These factors, coupled with a strong tradition of home ownership in the area, should translate into an increased number of housing units being built and a good market for previously owned housing.

     Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), in the two Zip Code areas which Wyman Park considers its closest competition, there are $886.2 million in total deposits. Banks controlled $638.2 million, credit unions $142.68 million, and other thrifts $47.42 million. As of that date, Wyman Park had 6.53% of the total deposit market, or $57.87 million.

     The Association is a major player in a limited area of the total market area that is located within their delineated market area. The statistics reveal success and opportunities for the institution. Additional capital infused by the Conversion will assist the Association in becoming more competitive.

FERGUSON & COMPANY                                                   Section II.

                       Table II.3 -- Market Area Deposits

                                                        As of June 30,
                                              ----------------------------------
Zip Codes 21060 and 21093                       1996         1995         1994
-------------------------                     --------     --------     --------
                                                    (Dollars in Thousands)

Wyman Park Federal -- Total                   $ 57,871     $ 58,474     $ 59,389
                                              ----------------------------------
  Lutherville Office                            48,240       48,959       49,568
  Glen Burnie Office                             9,631        9,515        9,821

Other Savings and Loan Associations           $ 47,422     $ 46,883     $ 96,173
                                              ----------------------------------
  Number of Branches                                 2            2            4

Total Savings and Loan Association Deposits   $105,293     $105,357     $155,562
                                              ----------------------------------
  Total Number of Branches                           4            4            6

Total Credit Union Deposits                   $142,683     $133,864     $138,419
                                              ----------------------------------
  Total Number of Branches                           1            1            1

Total Bank Deposits                           $638,222     $648,918     $634,264
                                              ----------------------------------
  Total Number of Branches                          16           15           15

      Total Market Area Deposits              $886,198     $888,139     $928,245
                                              ==================================
Wyman Park Federal -- Market Share               6.53%        6.58%        6.40%
                                              ==================================

     Growth opportunities for Wyman Park can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Wyman Park, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in their market area. It is our analysis that the economic environment and the potential of the area is excellent, moreover, we feel that the current Management team can readily realize the potential afforded by the area's economic base. Our analysis of the economic potential and the potential of Management has a positive affect on the valuation of the institution.

                                   SECTION III

                            COMPARISON WITH PUBLICLY

                                 TRADED THRIFTS

FERGUSON & COMPANY                                                  Section III.

                  III. COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Wyman Park relative to a group of 12 publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Wyman Park's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of Wyman Park to the comparative group. Exhibits III and IV contain selected financial information on Wyman Park and the comparative group. This information is derived from quarterly TFR's filed with the OTS. The selection criteria and comparison with the Comparative Group are discussed below.

Selection Criteria

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are listed on either the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or NASDAQ. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing 12 months. We have also excluded mutual holding companies (see Exhibit II.1).

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 414 publicly traded thrifts listed on NYSE, AMEX, or NASDAQ. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     o   We eliminated companies with losses,
     o   We eliminated indicated acquisition targets,
     o   We eliminated companies with price/earnings ratios in excess of 25,
     o We eliminated companies that had not reported as a stock institution for one complete year, and
     o   We eliminated mutual holding companies.

     The resulting group of approximately 271 publicly traded thrifts is included in Exhibit II.1.

     Because of the limited number of similar size thrifts with sufficient trading volume, we refined the search looking for members of the comparative groups among thrifts with assets between $50 million and $150 million. From that group we then eliminated the following:

     o   Companies with loans to deposits less than 50%,
     o   Companies with loans to deposits greater than 100%,
     o   Companies with total assets greater than $150 million,
     o   Companies with non-performing assets greater than 1%,
     o   Companies with BIF insurance,
     o   Companies with equity to assets .20%,
     o   and Companies with excessive loan servicing.

FERGUSON & COMPANY                                                  Section III.

     The result was a group of 12 thrifts. Normally, we consider 10 to be the desired sample, but provided the extra comparative in case there are changes before this Conversion is completed.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Eight of the comparative group members are located in the Midwest, three in the Mid-Atlantic, and one in the Southeast. Three of the group are located in Indiana, two in New York, and one each in Kentucky, Kansas, New Mexico, Ohio, Iowa, Missouri, and Pennsylvania. With total assets of approximately $62.3 million, Wyman Park is near the group selected, which has average assets of $104.9 million and median assets of $101.11 million.

Profitability

     Using the comparison of profitability components as a percentage of average assets and using appraisal earnings, Wyman Park was above the comparative group in return on assets, 0.69% to 0.42%, based on appraisal earnings; and core income, 0.69% to 0.68%. Wyman Park was below the comparative group in other operating income, 0.12% to 0.29% and net interest income, 2.79% to 3.28%; but above the group in operating expense, 2.56% to 2.46%. After conversion, deployment of the proceeds will provide additional income, and Wyman Park will compare even more favorably with the comparative group in terms of return on average assets, with a return of .82% at the midpoint of the appraisal range. Pro forma return on average equity is 5.44% at the midpoint, versus a mean of 5.30%, and median of 4.77% for the comparative group. After conversion, the employment of funds and the growth of asset and liabilities will improve the profitability of this institution.

Balance Sheet Characteristics

     The general asset composition of the Association is similar to that of the comparative group. Wyman Park has a lower level of passive investments with 9.08% of its assets invested in cash, investments, and mortgage-backed securities, versus 47.62% for the comparative group. In the investment portfolio, Wyman Park has 8.52% in cash and investment securities, and 0.56% in mortgage backed securities. The comparative group has 33.06% in cash and investments, and 14.56% in mortgage backed securities. Wyman Park has a higher percentage of its assets in loans at 87.53%, versus 63.68% for the comparative group. The Associations' percentage of interest earning assets to interest bearing liabilities is much lower than that of the group. Wyman Park has 108.4%, and the comparative group averages 113.62%. A portion of this disparity can be explained by understanding that Wyman Park, although considered "Well Capitalized" has only 7.53% of assets in equity capital, and the comparative group has an average of 13.09% in equity to assets which accounts for 5.56% of the disparity. After conversion, and after the utilization of the capital infusion for earning assets and supporting growth, Wyman Park's ratio will be more in line with that of the group of comparatives.

     The liability side differs mainly in that Wyman Park has no borrowings and higher percentage of deposits. Wyman Park funds its assets with 88.96% deposits, expressed as a percentage of total assets. On the other hand, the comparative group has deposits of 73.75% and borrowings of 12.01%. The comparison between Wyman Park's capital level and that of the comparative group will improve after conversion. After the Conversion, Wyman Park's equity to assets will be 15.45%, at the mid-point. The average equity to assets of the comparative group is 13.09% and the median is 12.39%.

Risk Factors

     Both Wyman Park and the comparative group have reasonable and controllable levels of non-performing assets, with the Association being lower than the comparative group, 0.28% to 0.57% of assets. Wyman Park's loan loss allowance is 0.50% of net loans, which compares

FERGUSON & COMPANY                                                  Section III.

favorably with the comparative group's 0.67%. In the area of interest rate risk and the implications of one year gap assets, the Association and the comparative group are far apart. Wyman Park has a negative one year gap of 7.05%, and the group has a negative 3.53%. This is reflective of Wyman Park's reliance upon on-to-four residential loans.

Summary of Financial Comparison

     Based on the above discussion of operational, balance sheet, and risk characteristics of Wyman Park compared with the group, we believe that Wyman Park's performance is equal to that of the comparative group. While the Association's appraisal profitability levels are higher than the comparative group, the capital levels are below the comparative group, the conversion proceeds will increase its capital levels to near comparable levels, and will enhance profitability.

FUTURE PLANS

     Wyman Park's future plans are to remain an independent, well capitalized, profitable institution with good asset quality, a commitment to serving the needs of its trade area, and emphasizing lending. The current strategy, which is reflected in the business plan, projects increased growth in commercial real estate lending. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current lending policies. During that period of time, Management is willing to accept a lower return on assets, as well as a lower return on equity capital.

     Wyman Park has recently adhered to a no-growth policy. In fact, the Association has experienced asset downsizing in the last two years. Total assets, total loans, and total deposits have diminished approximately 4%. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities. Adjustable rate and short term loans will continue to be emphasized. The Association will continue to minimize long term, fixed rate loans. The Association's business plan projects that it will experience growth in loans, savings deposits, and liquidity.

     Wyman Park anticipates a moderate growth rate. The additional capital and the continuation of the holding company concept would make the acquisition of another institution or branches a viable option, along with de novo branching. At this time there are no plans for acquisition of institutions or new branches. If an economically viable opportunity arises, proper approval will be sought from the regulatory agencies.

     Increasing market penetration by increasing the number of services and products available, coupled with expanded marketing efforts and improved service, are the most likely methods to be employed to achieve growth.

FERGUSON & COMPANY                                                  Section III.

              Table III.1 -- Comparatives General Characteristics

                                                                                     Total               Current  Current
                                                                 Type       Number   Assets               Stock    Market
                                                                  of          of     ($000)               Price    Value
Ticker  Short Name                     City            State    Thrift     Offices  Mst RctQ   IPO Date    ($)      ($M)
------  ----------                     ----            -----    ------     -------  --------   --------  -------  -------
ALBC    Albion Banc Corp.              Albion            NY   Traditional     2       66,316   07/26/93   23.25     6.12
CLAS    Classic Bancshares Inc.        Ashland           KY   Traditional     3      130,525   12/29/95   14.00    18.27
FFSL    First Independence Corp.       Independence      KS   Traditional     2      110,876   10/08/93   12.88    12.77
GUPB    GFSB Bancorp Inc.              Gallup            NM   Traditional     1       86,911   06/30/95   18.75    15.08
HHFC    Harvest Home Financial Corp.   Cheviot           OH   Traditional     3       87,596   10/10/94   11.75    10.75
INCB    Indiana Community Bank SB      Lebanon           IN   Traditional     3       91,329   12/15/94   15.25    14.06
MWBI    Midwest Bancshares Inc.        Burlington        IA   Traditional     4      146,542   11/12/92   33.88    11.53
NSLB    NS&L Bancorp Inc.              Neosho            MO   Traditional     2       59,711   06/08/95   18.63    13.18
PRBC    Prestige Bancorp Inc.          Pleasant Hills    PA   Traditional     3      135,721   06/27/96   17.50    16.01
RIVR    River Valley Bancorp           Madison           IN   Traditional     6      140,442   12/20/96   16.88    20.09
SOBI    Sobieski Bancorp Inc.          South Bend        IN   Traditional     3       79,080   03/31/95   16.25    12.34
TPNZ    Tappan Zee Financial Inc.      Tarrytown         NY   Traditional     1      124,150   10/05/95   17.44    26.11

Maximum                                                                       6      146,542              33.88    26.11
Minimum                                                                       1       59,711              11.75     6.12
Average                                                                       3      104,933              18.04    14.69
Median                                                                        3      101,103              17.16    13.62

Source: SNL and F&C calculations

FERGUSON & COMPANY                                                  Section III.

                    Table III.2 -- Key Financial Indicators

                                              Wyman             Comparative
                                               Park                Group
                                              -----             -----------
Profitability
  (% of average assets)
Net income                                     0.69(*)              0.42
Net interest income                            2.79                 3.28
Loss (recovery)  provisions                    0.23                 0.09
Other operating income                         0.12                 0.29
Operating expense                              2.56                 2.46
Core income ( excluding gains
  and losses on asset sales)                   0.69                 0.68

Balance Sheet Factors
  (% of assets)
Cash and investments                           8.52                33.06
Mortgage-backed securities                     0.56                14.56
Loans                                         87.53                63.68
Savings deposits                              88.96                73.75
Borrowings                                       --                12.01
Equity                                         7.53                13.09
Tangible equity                                7.53                12.91

Risk Factors
  (%)
Earning assets/costing liabilities           108.40               113.62
Non-performing assets/assets                   0.28                 0.57
Loss allowance/non performing assets         153.89               143.72
Loss allowance/loans                           0.50                 0.67
One year gap/assets                           (7.05)               (3.53)

(*) Based on Appraisal Earnings

Source: SNL Securities and F&C caluculations

FERGUSON & COMPANY                                                  Section III.

                      Table III.3 -- Pro Forma Comparison
                  Converting Institution to Comparative Group

As of August 22, 1997

                                  Price  Mk Value  PE    P/Book  P/TBook P/Assets Div Yld   Assets     Eq/A  TEq/A   EPS  ROAA  ROAE
Ticker Name                        ($)   ($Mil)    (X)     (%)      (%)     (%)     (%)     ($000)     (%)    (%)    ($)   (%)   (%)
------ ----                       -----  --------  ---   ------  ------- -------- -------   ------     ----  -----   ---  ----  ----
       Wyman Park
       ----------
       Before Conversion            N/A     N/A     N/A     N/A     N/A      N/A     N/A      62,241   7.63   7.63   N/A  0.69  2.87
       Pro Forma Supermax        10.000   9,258   15.13   74.34   74.34    13.24    3.00      69,939  17.81  17.81  0.66  0.86  4.95
       Pro Forma Maximum         10.000   8,050   13.69   70.55   70.55    11.68    3.00      68,897  16.56  16.56  0.73  0.84  5.19
       Pro Forma Midpoint        10.000   7,000   12.35   66.64   66.64    10.30    3.00      67,991  15.45  15.45  0.81  0.82  5.44
       Pro Forma Minimum         10.000   5,950   10.90   61.99   61.99     8.87    3.00      67,085  14.31  14.31  0.92  0.80  5.73

       Comparative Group
       -----------------
       Averages                  18.037   14.69   22.13  109.16  110.75    14.42    1.91     104,933  13.09  12.91  0.92  0.70  5.30
       Medians                   17.157   13.62   21.59  111.04  111.23    14.15    1.96     101,103  12.39  12.31  0.78  0.71  4.77

       Maryland Public Thrifts
       -----------------------
       Averages                  24.438   49.16   17.68  129.38  129.75    13.54    1.34     408,115  11.05  11.04  1.68  0.78  8.61
       Medians                   19.125   28.67   16.46  133.66  133.66    12.08    1.48     258,330   8.38   8.30  0.93  0.73  8.66

       Mid-Atlantic Region Thrifts
       ---------------------------
       Averages                  24.396  214.99   17.50  150.04  161.75    14.42    1.72   1,490,157  10.11   9.69  1.51  0.91  9.70
       Medians                   21.375   64.11   16.76  140.20  145.93    13.05    1.70     500,925   8.91   8.25  1.35  0.88  9.40

       All Public Thrifts
       ------------------
       Averages                  23.214  237.42   17.82  146.57  153.42    14.98    1.80   1,554,864  10.87  10.60  1.46  0.99  9.75
       Medians                   20.938   55.84   16.55  138.35  142.81    14.11    1.76     383,263   9.41   8.91  1.28  0.91  8.76

       Comparative Group
       -----------------
ALBC   AlbionBancCorp-NY         23.250    6.12   24.73   98.43   98.43     8.77    1.38   66,316.00   8.90   8.90  0.94  0.38  3.90
CLAS   ClassicBcshs-KY           14.000   18.27   19.18   94.15  111.38    14.00    2.00  130,525.00  14.87  12.87  0.73  0.72  4.64
FFSL   FirstIndcCorp-KS          12.875   12.77   18.13  110.99  110.99    11.58    1.94  110,876.00  10.43  10.43  0.71  0.69  6.20
GUPB   GFSBBancorp-NM            18.750   15.08   22.32  111.08  111.08    18.11    2.13   86,911.00  16.30  16.30  0.84  0.93  4.89
HHFC   HarvestHome-OH            11.750   10.75   22.17  103.89  103.89    12.27    3.40   87,596.00  11.81  11.81  0.53  0.57  4.44
INCB   IndianaCommBkSB-IN        15.250   14.06   31.77  124.29  124.29    15.40    2.36   91,329.00  12.39  12.39  0.48  0.50  3.92
MWBI   MidwestBncshrs-IA         33.875   11.53   12.06  116.57  116.57     8.05    1.77  146,542.00   6.91   6.91  2.81  0.75 10.82
NSLB   NS&LBancorp-MO            18.625   13.18   31.04  112.81  112.81    22.07    2.69   59,711.00  19.56  19.56  0.60  0.77  3.72
PRBC   PrestigeBancorp-PA        17.500   16.01   20.11  106.00  106.00    11.80    0.69  135,721.00  11.13  11.13  0.87  0.65  4.97
RIVR   RiverValleyBncp-IN        16.875   20.09   14.55  115.42  117.19    14.30    0.95  140,442.00  12.39  12.23  1.16  0.88  7.23
SOBI   SobieskiBancorp-IN        16.250   12.34   28.51   92.75   92.75    15.61    1.97   79,080.00  15.40  15.40  0.57  0.57  3.28
TPNZ   TappanZeeFin-NY           17.438   26.11   21.01  123.59  123.59    21.03    1.61  124,150.00  17.02  17.02  0.83  1.00  5.63

Note: Stock prices are closing prices or last trade. Pro forma calculations for Wyman Park's are based on sales at $10 per share with a midpoint of $7,000,000 minimum of $5,950,000, and maximum of $8,050,000.

FERGUSON & COMPANY                                                  Section III.

                    Table III.4 -- Selection of Comparatives

                                                                      Deposit                      Current  Current   Price/  Price/
                                                                     Insurance                      Stock    Market    LTM     Core
                                                                       Agency                       Price    Value   Core EPS  EPS
Ticker   Short Name                    City           State  Region  (BIF/SAIF) Exchange  IPO Date   ($)      ($M)     (x)     (x)
------   ----------                    ----           -----  ------  ---------- --------  -------- -------  -------  -------- ------
ALBC     Albion Banc Corp.             Albion           NY     MA       SAIF     NASDAQ   07/26/93  23.625    6.22    25.13   13.13
CLAS     Classic Bancshares Inc.       Ashland          KY     MW       SAIF     NASDAQ   12/29/95  14.500   18.92    21.97      NA
FFSL     First Independence Corp.      Independence     KS     MW       SAIF     NASDAQ   10/08/93  12.375   12.34    17.43   17.19
GUPB     GFSB Bancorp Inc.             Gallup           NM     SW       SAIF     NASDAQ   06/30/95  19.750   15.88    23.51   23.51
HHFC     Harvest Home Financial Corp.  Cheviot          OH     MW       SAIF     NASDAQ   10/10/94  11.750   10.75    23.50   16.32
INCB     Indiana Community Bank SB     Lebanon          IN     MW       SAIF     NASDAQ   12/15/94  15.250   14.06    31.77   25.42
MWBI     Midwest Bancshares Inc.       Burlington       IA     MW       SAIF     NASDAQ   11/12/92  34.750   12.10    12.68   13.16
NSLB     NS&L Bancorp Inc.             Neosho           MO     MW       SAIF     NASDAQ   06/08/95  16.625   11.76    28.66   23.09
PRBC     Prestige Bancorp Inc.         Pleasant Hills   PA     MA       SAIF     NASDAQ   06/27/96  15.875   14.52       NA   17.26
RIVR     River Valley Bancorp          Madison          IN     MW       SAIF     NASDAQ   12/20/96  15.500   18.45       NA   20.39
SOBI     Sobieski Bancorp Inc.         South Bend       IN     MW       SAIF     NASDAQ   03/31/95  15.750   11.96    27.63   21.88
TPNZ     Tappan Zee Financial Inc.     Tarrytown        NY     MA       SAIF     NASDAQ   10/05/95  17.500   26.85    21.34   24.31

Maximum                                                                                             34.750   26.85    31.77   25.42
Minimum                                                                                             11.750    6.22    12.68   13.13
Average                                                                                             17.771   14.48    23.36   19.61
Median                                                                                              15.813   13.20    23.51   20.39

         ---------------------------------------------------------------
         Start with 413 Thrifts
         ---------------------------------------------------------------
          1. Delete less than $50 million and greater than $200 million Remaining 116
          2.  Delete Merger Targets
              Remaining 113
          3.  Delete MHC's
              Remaining 107
          4.  Delete Loans to Deposits less than 50%
              Remaining 99
          5.  Delete Loans to Deposits greater than 100%
              Remaining 29
          6.  Delete greater than $150 million
              Remaining 24
          7.  Eliminate NPA's greater than 1%
              Remaining 17
          8.  Eliminate BIF insured
              Remaining 15
          9.  Eliminate Equity to Assets greater than 20%
              Remaining 13
         10.  Eliminate Excessive loan servicing
              Remaining 12
         ---------------------------------------------------------------

FERGUSON & COMPANY                                                  Section III.

                                                                                 Tangible                        Return on
            Current      Current               Current     Total     Equity/      Equity     Core     Core      Avg Assets
            Price/     Price/ Tang   Price/   Dividend    Assets     Assets    Tang Assets    EPS      EPS     Before Extra
          Book Value    Book Value   Assets     Yield     ($000)       (%)         (%)        ($)      ($)         (%)
Ticker        (%)           (%)        (%)       (%)     Mst RctQ    Mst RctQ    Mst RctQ     LTM   Mst RctQ       LTM
------    ----------   -----------   ------   --------   --------    --------  -----------   ----   --------   ------------
ALBC        100.02        100.02       8.91     1.312       66,316      8.90        8.90     0.94     0.45         0.09
CLAS         98.84        117.12      14.55     1.931      131,554     14.72       12.72     0.66       NA         0.63
FFSL        106.68        106.68      11.13     2.020      110,876     10.43       10.43     0.71     0.18         0.43
GUPB        117.00        117.00      19.07     2.025       86,911     16.30       16.30     0.84     0.21         0.74
HHFC        105.76        105.76      13.22     3.404       83,103     12.50       12.50     0.50     0.18         0.27
INCB        124.29        124.29      15.40     2.361       91,329     12.39       12.39     0.48     0.15         0.17
MWBI        125.54        125.54       8.71     1.727      139,006      6.94        6.94     2.74     0.66         0.47
NSLB        101.62        101.62      20.25     3.008       58,089     19.92       19.92     0.58     0.18         0.50
PRBC         98.54         98.54      11.51     0.756      126,833     11.69       11.69       NA     0.23         0.27
RIVR        107.86        109.54      13.34     0.000      138,325     12.36       12.19       NA     0.19           NA
SOBI         89.90         89.90      15.13     1.778       79,080     15.40       15.40     0.57     0.18         0.28
TPNZ        126.45        126.45      22.03     1.143      121,841     17.42       17.42     0.82     0.18         0.72

Maximum     126.45        126.45      22.03     3.40    139,006.00     19.92       19.92     2.74     0.66         0.74
Minimum      89.90         89.90       8.71       --     58,089.00      6.94        6.94     0.48     0.15         0.09
Average     108.54        110.21      14.44     1.79    102,771.92     13.25       13.07     0.88     0.25         0.42
Median      106.22        108.11      13.95     1.85    101,102.50     12.45       12.45     0.69     0.18         0.43

FERGUSON & COMPANY                                                  Section III.

          Return on      ROACE    ROACE                                                                                      Loans
          Avg Assets    Before   Before                          NPAs/     Loans/    Loans/     Deposits/   Borrowings/    Serviced
         Before Extra    Extra    Extra    Merger   Current     Assets    Deposits   Assets      Assets       Assets      For Others
             (%)          (%)      (%)     Target?  Pricing       (%)       (%)        (%)         (%)          (%)         ($000)
Ticker     Mst RctQ       LTM    Mst RctQ   (Y/N)     Date     Mst RctQ   Mst RctQ   Mst RctQ    Mst RctQ     Mst RctQ     Mst RctQ
------   ------------   ------   --------  -------  --------   --------   --------   --------   ---------   -----------   ----------
ALBC         0.69         0.93     7.68       N     07/24/97       NA      96.00      72.82       75.86        13.98          NA
CLAS         0.91         3.21     6.17       N     07/24/97     0.70      82.10      62.73       76.41         8.20          --
FFSL         0.64         3.86     6.15       N     07/24/97       NA      98.53      66.00       66.99        21.01          NA
GUPB         0.81         3.86     4.76       N     07/24/97       NA      82.01      52.16       63.61        18.93          NA
HHFC         0.78         1.89     6.27       N     07/24/97     0.15      76.48      52.98       69.27        17.69          NA
INCB         0.60         1.29     4.77       N     07/24/97       NA      90.47      78.66       86.95           --          NA
MWBI         0.72         6.77    10.23       N     07/24/97     0.82      79.76      59.93       75.14        17.27          --
NSLB         0.86         2.31     4.19       N     07/24/97       --      75.11      55.13       73.40         5.16          --
PRBC         0.65           NA     5.34       N     07/24/97     0.32      94.98      65.36       68.81        17.98          --
RIVR         0.98           NA     8.05       N     07/24/97     0.12      92.54      79.38       85.78         0.36          NA
SOBI         0.67         1.64     4.04       N     07/24/97     0.25      98.14      73.21       74.60         8.98          --
TPNZ         0.90         3.92     5.07       N     07/24/97       NA      56.72      45.77       80.70           --          NA

Maximum      0.98         6.77    10.23                          0.82      98.53      79.38       86.95        21.01          --
Minimum      0.60         0.93     4.04                            --      56.72      45.77       63.61           --          --
Average      0.77         2.97     6.06                          0.34      85.24      63.68       74.79        10.80          --
Median       0.75         2.76     5.75                          0.25      86.29      64.05       74.87        11.48          --

                                   SECTION IV

                           CORRELATION OF MARKET VALUE

FERGUSON & COMPANY                                                   Section IV.

                         IV. CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     This section addresses the aforementioned factors and the estimated pro forma market. Certain factors must be considered to determine whether adjustments are required in correlating Wyman Park's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest value of the to-be-issued common shares, and compares the resulting market value of the Association to the members of its comparative group and the selected group of publicly held thrifts.

Financial Aspects

     Section III includes a discussion regarding a comparison of Wyman Park's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table
III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, Wyman Park is above its comparative group in return on assets (based on appraisal earnings) and core income as a percentage of average assets. This is principally a result of Wyman Park's earnings being adjusted for the SAIF assessment. Without the appraisal earnings adjustment, the return on assets for Wyman Park was 0.22%. The more accurate comparison would be to compare the core earnings of Wyman Park to the comparative group. In that comparison Wyman Park is higher than the comparative group in core earnings to assets (0.69% to 0.68%). Wyman Park has a lower net interest income than the comparables, 2.79% to the comparative group's 3.28%. Wyman Park has a higher loss provision than the comparative group (0.23% vs. 0.09%). However, if you adjust Wyman Park's 0.23% provision to a normal provision, the comparison would be 0.03% to 0.09%. Wyman Park has a lower other operating income (0.12% vs. 0.29%), and slightly higher operating expenses than the comparative group (2.56% vs. 2.46%). After considering all of the analytical factors, and adjusting to core earnings, we see that Wyman Park is remarkably similar in results to the comparative group. After Wyman Park completes its stock conversion, its return on average assets and core income as a percentage of average assets will increase, and out perform the comparable group principally in spite of the lower ratio of IEA's to IBL's, and a higher level of operating expense. Table III.3 projects that Wyman Park will out-perform the comparable group in return on assets with 0.82% at the midpoint, versus a mean of 0.70% and median of 0.71% for the comparative group.

     Wyman Park's pro forma equity to assets ratio at the midpoint is 15.45%, versus a mean of 13.09%, and median of 12.39% for the comparative group. Wyman Park's pro forma return on equity is higher than the comparative group--5.44% at the midpoint versus a mean of 5.30%, and median of 4.77% for the comparative group.

     Wyman Park's recorded earnings have been adjusted for appraisal purposes (see Table IV.1). The Association recorded gains of $6 thousand from the sale of assets, paid the SAIF special assessment of $383 thousand, and recorded, at June 30, 1997, an excess provision for loan loss reserves of $120 thousand.

FERGUSON & COMPANY                                                   Section IV.

                   Table IV.1 - Appraisal Earnings Adjustments for the Twelve Months Ending June 30, 1997

                                                   (In Thousands)
               Appraisal Earnings

                   Year End June 30, 1997                   $134
                                                            ----

               SAIF Assessment                              $383
               Excess Loss Provision                         120
               Securities Gain                                (6)
                                                            ----
                                                             497
               Tax @ 38%                                    (194)
               Net Adjustments                               303
                                                            ----
               Adjusted Earnings                            $437
                                                            ====

Source: Wyman Park's audited financial statements and F&C calculations.

     Wyman Park's asset composition is similar to that of its comparative group--lending oriented (more than 50% of total assets are in loans); however, cash and investments and mortgage-backed securities present some differences from the comparative group. Wyman Park has 8.52% in cash and investment securities and a nominal 0.56% of total assets in MBS's. The comparative group has 33.06% in cash and investments, and 14.56% in MBS's. However, if you add MBS's to loans, Wyman Park then has 88.09% in combination (loans + MBS's), and the comparative group has 78.24% in the same combination.

     From the risk factor viewpoint, Wyman Park is similar to the comparative group. Wyman Park has 0.28% in non performing assets, and the comparative group has 0.57% in nonperforming assets. Obviously, Wyman Park's percentage is much smaller, but both levels are indicative of a quality portfolio, and neither should present any problems related to capital or future earnings of Wyman Park or the comparative group. Wyman Park's loan loss allowance is 0.50% of net loans, comparing favorably with the comparative group, which is 0.67%. Wyman Park's loan loss reserve is less, mainly due to Management's opinion that their asset composition has less risk than a traditional thrift. Its ratio of interest earning assets to interest bearing liabilities (108.40%) is well below the comparative group (113.62%). From an earnings perspective, this is a significant amount of difference, but Wyman Park's ratio will be in line with the comparative group after conversion. From an interest rate risk factor, Wyman Park has more risk than the comparable group, however, the amount of interest rate risk is manageable, and the Association's interest rate risk will decrease after the Conversion with the employment of the subsequent capital infusion.

     We believe that no adjustment is necessary relative to financial aspects of Wyman Park.

Market Area

     Section II describes Wyman Park's market area.

FERGUSON & COMPANY                                                   Section IV.

     We believe that an upward adjustment is required for Wyman Park's market area.

Management

     The CEO has served as President, CEO, and Director since 1989. He has in excess of 30 years of experience in the thrift industry and banking industry. Prior to joining Wyman Park, he was a Vice President of Yorkridge-Calvert Savings and Loan Association, where he was in charge of all residential lending. He is well qualified for the position he holds.

     The Treasurer has been with Wyman Park since 1990. He joined Wyman Park with an excess of 26 years experience in accounting, and 15 of the 26 years are in thrift accounting. He is also well qualified for the position he holds.

     The senior staff possess the necessary intellect, skills, levels of expertise, and experience to maintain the integrity of the assets and to implement the strategic goals of the organization. Wyman Park's results compare well with the comparative group. Therefore, the Association's Management has done the same quality job as its selected comparatives. The Board has not developed a formal management succession plan, however, that is not unusual for an Association of the size of Wyman Park.. The Association would be vulnerable to the loss of the CEO.

     We believe that no adjustment is required for Wyman Park's Management.

Dividends

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on a market price of 1.91% and a median of 1.96%, while all public thrifts are paying a mean of 1.80% and median of 1.76%. Maryland public thrifts are paying a mean of 1.34% and a median of 1.48%. Wyman Park intends to pay a dividend at an initial annual rate of 3.0%, on an offering price of $10.00 per share ($0.30 per share). Even with market appreciation, Wyman Park's dividend rate will be comparable.

     We believe that no adjustment is required relative to Wyman Park's intention to pay dividends.

Liquidity

     The Holding Company has never issued capital stock to the public, and as a result, there is no existing market for the Common Stock. Although the Holding Company has applied to list its Common Stock on NASDAQ, there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence in the marketplace of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Association or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $6.22 million to $26.85 million, with a mean value of $14.48 million. The midpoint of Wyman Park's valuation range is $7.0 million at $10.00 a share, or 700,000 shares. The liquidity of the stock can be affected by the size of the issue ($7.0 million at the mid-point at $10.00 per share). Of the 700,000 shares in the offering, approximately 75,000 shares will be purchased by insiders, 56,000 by the ESOP, leaving only 569,000 shares available to the market. Such a small number of shares is not sufficient to produce the trading volume necessary to develop a meaningful, liquid market.

     We believe a downward adjustment is required relative to the liquidity of Wyman Park.

FERGUSON & COMPANY                                                   Section IV.

Thrift Equity Market Conditions

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from January 31, 1994, through August 22, 1997, the market, as reflected by the index, experienced fluctuations but ended in 1994-down 13.74, which is only 5.3%. Since year end 1994, the market has continued with a well defined increase and has moved from 244.7 at December 31, 1994, to 376.51 at December 29, 1995, an increase of 53.84%. From that point, the SNL Index rose consistently from the
376.51 reported at December 31, 1995, to 486.67 at December 31, 1996. The Index increased further until the end of February 1996, reaching 569.67. March 1996 brought the first retrenchment of the Index and it fell to 517.63 in April of 1997. From April 11, 1997, forward, the Index increased, with one noticeable decline in value in the third week of April 1997. By the end of the month of April, the Index rebounded, and has rebounded robustly since then, increasing from 537.21 at April 30, 1997, to 684.51 reported July 31, 1997. Since the end of July, the market has retreated slightly and at the appraisal date, August 2, 1997, was recorded at 663.36, down 3.8% since the end of July.

EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented and passed several opportunities to increase rates, until March 25, 1997, when the Federal Open Market Committee
(FOMC) increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."1 This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994.2 The good news about unemployment gave way to speculation that the March 25 increase was just the first of at least two or three increases, and the speculation was given some credence at that time by rises in the Employment Cost Index, an increase in Unit Labor Cost and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had began a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up notwithstanding recent dramatic ups and downs. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation.

     The thrift equities market is following the market in general. However, the thrift equities market will continue to be influenced by the speculation that there will eventually be a buyout, and the knowledge that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets, if there is a period of adjustment. However, if the merger and acquisition levels drop, if there were another sharp and sustained rise in the interest rates, or if other equity markets have protracted adjustment, the market in thrift equities would also adjust. Recent earnings reports by financial institutions that have made major acquisitions in the recent past have been disappointing. Even the vaunted Wells Fargo, the master at merger profitability, had to admit that its latest

--------
1 US Financial Data, published by the Research Division of the Federal Reserve Bank of St. Louis, MO.
2  National Economic Trends, The Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                   Section IV.

acquisition produced losses. If such occurrences become general the large mergers could slow, but at the regional level, merger activity is likely to continue.

     What is likely to happen in the short to intermediate term is that rates will float around current levels for the next few months. The yield curve will continue to be of normal configuration. Most economists feel that a rise of three quarters of one percent on the short side and less on the long side could severely dampen the economy, but such increases are highly unlikely at this time. Following the March increase in rates, additional data has caused the concerns about rising inflation to moderate. Since lower rates benefit corporate earnings, the housing and stock market, not to mention the bond market, the economy has continued its expansion, but at a slightly slower rate.

     With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansionary cycle is over, interest rates will rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term. It is even possible that in the short-term, interest rates might ease a bit.

     The consumer seems to be happier now than in the past. Job markets remain strong and the unemployment rate is at 4.8%--the lowest since November of 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

     In the second quarter of 1997, consumers seemed to rein in their consumption. This lowering of consumption may be only to catch their economic breath and repay credit card debt, and other personal debt which has accumulated. Manufacturing is still strong, even with the slight drop in retail sales, home purchases, and other big ticket items.

     With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, why shouldn't the economy continue to roll onward and upward. From an analytical view, there is little on the economic horizon at this time that would interfere with continuing economic expansion for at least another 12 to 18 months.

     Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits. However, even with portfolios replete with adjustable rate loans and adjustable MBS's, there remains a real fear that a quickly rising rate environment can cause the cost of funds to rise faster than the adjustable assets can accommodate, and accordingly, spreads would narrow. If rates rise in a slow and orderly manner, then the negative impact on spreads will be less, and the adjustable rate assets will have time to rise and protect rate spreads.

     Figure IV.2 graphically displays the rate environment since December 31, 1996. Since the year end, the yield curve has flattened with the high spread between the 1 year T-Bill and the 30 year long bond being 129 BP and the low 91 BP. Mortgage rates follow closely the long term government obligations. The lack of a significant spread since year end has not improved portfolio managers chances of improving profitability.

FERGUSON & COMPANY                                                   Section IV.

MARYLAND ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Maryland between January 1, 1996, and August 22, 1997. There were 12 acquisitions completed during that time frame. Currently there are five publicly held thrifts in the State of Maryland. There are 60 publicly held thrifts in the Mid-Atlantic region of the country. Acquisitions of financial institutions in Maryland since January 1, 1996, have averaged 203.75% of tangible book value and 19.44 times earnings. The median price has been 194.24% of tangible book value and 23.13 times earnings. Thrifts generally sell at lower price/book multiples than do banks. This data does not reflect that, and in fact, reflects the opposite, but the limited number of thrifts in the database makes it dangerous to deduce that the overall price of thrifts are nearing the price of banks. Disparity, or the lack thereof, between the price of thrifts and banks aside, there is ample data shown to conclude that speculators in thrift IPO stock have good reason to believe that, in the event of a sell out, there would be a generous profit to be made. Such knowledge and hope for profits have created a whole new level of professional investors (speculators) and that, in turn, has increased the demand for thrift IPO stocks.

     Table IV.3, which has information on recent conversions since January 7, 1997, shows that recent price appreciation has been more vigorous than it was in past periods. Table IV.3 provides information on 13 conversions completed since January 1997. The average change in price since conversion is a gain of 66.15%, and the median change is a gain of 60.00%. All thrifts within that group have increased in value, ranging from a low of 35.0% to a high of 138.75%. The average increase in value at one day, one week, and one month after conversion has been 41.42%, 43.41%, and 47.16%, respectively. The median increase in value at one day, one week, and one month after conversion has been 33.75%, 37.50%, and 40.00%, respectively. A notable change in pricing patterns is that it is taking longer for the stocks to increase in value. In the recent past, it was not uncommon for a stock to gain 75% to 80% of its total price increase in the first day or week. However, more recent conversions gained 62.61% of their total price increase in the first day, and 65.62% of the total price increase in the first week. This is mainly due to the trend toward higher price to pro forma book values at closings. Since January 2, 1997, only two issues have closed at a price to pro forma book value of less than 71.00%, and they closed as 68.10% and 63.80% of pro forma book value. The remainder closed between 71.10% and 73.40% price to pro forma book value.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the current price-to-book ratio. The average price-to-book ratio as of August 22, 1997, is 112.84%, and the median is 105.53%. That compares to the offering price to pro forma book, where the average was 71.07%, and the median was 71.90%.

         We believe that a slight downward adjustment is required for the new issue discount.

FERGUSON & COMPANY                                                   Section IV.

Adjustments Conclusion

                               Adjustments Summary
--------------------------------------------------------------------------------
                                        No Change        Upward        Down
                                        ---------        ------        ----
Financial Aspects                           X
Market Area                                                 X
Management                                  X
Dividends                                   X
Liquidity                                                                X
Thrift Equity Market Conditions                                          X
--------------------------------------------------------------------------------

Valuation Approach

     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents Wyman Park's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Wyman Park's earnings for the 12 months ended June 30, 1997, were approximately $134,000, with net adjustments of $497,000 ($303,000 after tax @ 39%) required to determine appraisal earnings of $437,000 (see Table IV.1). Management has exhibited, through its diversification of deposit and loan products, the flexibility in operations needed to serve both the public and the institution. The Association is not well positioned to manage interest rate variations. The Association projects moderate growth.

     The comparative group traded at an average of 22.13 times earnings at August 22, 1997, and at 109.16% of book value. The comparative group traded at a median of 21.59 times earnings and a median of 111.04% of book value. At the midpoint of the valuation range, Wyman Park is priced at 12.35 times earnings and 66.64% of book value. At the maximum end of the range, Wyman Park is priced at 13.69 times earnings and 70.55% of book value. At the supermaximum, Wyman Park is priced at 15.13 times earnings and 74.34% of book value.

     The midpoint valuation of $7,000,000 represents a discount of 39.0% from the average and a discount of 40.0% from the median of the comparative group on a price/book basis. The price/earnings ratio for Wyman Park at the midpoint represents a discount of 44.2% from the comparative group's mean and 42.8% from the median price/earnings ratio.

     The maximum valuation of $9,258,000 represents a discount of 35.4% from the average and 36.5% from the median of the comparative group on a price/book basis. The price/earnings ratio for Wyman Park at the maximum represents a discount of 38.1% from the average and a discount of 36.6% from the median of the comparative group.

FERGUSON & COMPANY                                                   Section IV.

     As shown in Table IV.3, conversions closing since January 2, 1997, have closed at an average price to book ratio of 71.07% and median of 71.90%. Wyman Park's pro forma price to book ratio is 66.64% at the midpoint, 70.55% at the maximum, and 74.34% at the supermaximum of the range. At the midpoint, Wyman Park is 6.23% below the average and 7.32% below the median. At the maximum of the range, Wyman Park is 0.73% below the average and 1.81% below the median. At the supermaximum of the range, Wyman Park's pro forma price to book ratio is 4.60% above the average and 3.39% above the median.

     Addressing the discounts between the pro forma book value of Wyman Park and the current price to book values of the comparative group (see Table IV.4), there are some notable factors. Should the issue close at the supermaximum, which is likely, then it would be closing at a premium of 4.6% on the average of recent conversion. It is important to realize that there is some point beyond which most knowledgeable investors will not travel as it relates to the price of thrift IPO stock. This valuation provides for a 15% increase between midpoint and maximum and an additional 15% to supermaximum, which would take the value higher than all of the most recent conversions.

Valuation Conclusion

     We believe that as of August 22, 1997, the estimated pro forma market value of Wyman Park was $7,000,000. The resulting valuation range was $5,950,000 at the minimum to $8,050,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $9,258,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit V.

FERGUSON & COMPANY                                                   Section IV.

        Table IV.2 -- Bank and Thrift Acquisitions Since January 1, 1996

                                                      Buyer's    Seller's                         Ann'd   Ann'd    Ann'd     Ann'd
                                                       Total       Total             Completed/    Deal    Deal  Deal Pr/  Deal Pr/
                                                       Assets     Assets   Announce  Terminated   Value   Pr/Bk    Tg Bk     4-Qtr
Buyer                 ST  Seller                ST     ($000)     ($000)     Date       Date      ($M)     (%)      (%)     EPS (x)
-----                 --  ------                --    -------    --------  --------  ----------   -----   -----  --------  --------
MainStreet BnGp Inc   VA  Commerce Bank Corp    MD   1,361,815     69,315  06/24/97      NA       14.30  255.86   255.86     15.56
Crestar Financial     VA  American Natl Bncp    MD  21,982,732    505,318  06/23/97      NA       77.10  161.48   161.48     53.29
Fulton Fin'l Corp     PA  Peoples Bk, Elkton    MD   3,769,385     92,324  03/18/97      NA       21.90  221.06   221.06     17.59
Provident Bkshrs      MD  First Citizens Fin'l  MD   2,798,839    687,196  03/11/97      NA      104.00  220.88   220.88     31.62
Mercantile Bankshrs   MD  Farmers Bank          MD   6,546,631     27,392  12/10/96   07/01/97     3.90  163.32   163.32     21.67
Shore Bancshares      MD  Kent S&LA             MD     141,115     24,034  12/05/96   03/31/97     5.10  169.89   169.89     16.67
Keystone Financial    PA  First Financial-W.MD  MD   5,186,129    345,505  11/26/96   05/30/97    76.30  180.77   180.77     26.42
Mercantile Bankshrs   MD  Home Bank             MD   6,546,631     45,394  10/21/96   07/01/97    13.90  259.96   259.96     22.20
Crestar Financial     VA  Citizens Bancorp      MD  18,488,317  4,179,798  09/16/96   12/31/96   794.50  224.08   224.67     20.02
F&M National Corp     VA  Allegiance Banc Corp  MD   1,833,820    138,090  04/22/96   10/01/96    27.90  215.83   215.83     24.59
Sandy Spring Bancorp  MD  Annapolis Bancshares  MD     794,319     81,820  04/17/96   08/30/96    18.00  203.75   203.75     15.92
F&M Bancorp           MD  Home Federal Corp     MD     739,854    214,615  04/02/96   11/15/96    30.60  165.00   167.52     12.05

Maximum                                             21,982,732  4,179,798                        794.50  259.96   259.96     53.29
Minimum                                                141,115     24,034                          3.90  161.48   161.48     12.05
Average                                              5,849,132    534,233                         98.96  203.49   203.75     23.13
Median                                               3,284,112    115,207                         24.90  209.79   209.79     20.85

NA=Not Available

Source: SNL Securities LC, Charlottesville, VA

FERGUSON & COMPANY                                                   Section IV.

                        Table IV.3 -- Recent Conversions

                                                                                                     Conversion Pricing Ratios
                                                                                         -------------------------------------------
                                                                                           Price/      Price/      Price/    Price/
                                                         Conversion    Gross   Offering   Pro-Forma   Pro-Forma  Pro-Forma  Adjusted
                                                           Assets    Proceeds    Price   Book Value  Tang. Book   Earnings   Assets
Ticker   Short Name                     State  IPO Date    ($000)     ($000)      ($)        (%)         (%)        (x)        (%)
------   ----------                     -----  --------  ----------  --------  --------  ----------  ----------  ---------  --------
AFBC     Advance Financial Bancorp        WV   01/02/97     91,852     10,845    10.00      71.10       71.09      16.80      10.60
RSLN     Roslyn Bancorp Inc.              NY   01/13/97  1,596,744    423,714    10.00      72.00       71.98       9.30      21.00
FAB      FirstFed America Bancorp Inc.    MA   01/15/97    723,778     87,126    10.00      72.00       72.02      13.60      10.70
EFBC     Empire Federal Bancorp Inc.      MT   01/27/97     86,810     25,921    10.00      68.10       68.09      21.50      23.00
MRKF     Market Financial Corp.           OH   03/27/97     45,547     13,357    10.00      71.10       71.07      26.20      22.70
GSLA     GS Financial Corp.               LA   04/01/97     86,521     34,385    10.00      63.80       63.75      38.70      28.40
HMLK     Hemlock Federal Financial Corp   IL   04/02/97    146,595     20,763    10.00      71.60       71.62      37.50      12.40
PSFC     Peoples-Sidney Financial Corp.   OH   04/28/97     86,882     17,854    10.00      71.20       71.24      11.50      17.00
HCBB     HCB Bancshares Inc.              AR   05/07/97    171,241     26,450    10.00      72.00       71.95      29.00      13.40
CFBC     Community First Banking Co.      GA   07/01/97    352,532     48,271    20.00      72.70       72.74      36.10      12.00
FBNW     FirstBank Corp.                  ID   07/02/97    133,194     19,838    10.00      71.90       71.93      19.20      13.00
FSPT     FirstSpartan Financial Corp.     SC   07/09/97    375,526     88,608    20.00      73.00       72.98      26.00      19.10
GOSB     GSB Financial Corp.              NY   07/09/97     96,323     22,483    10.00      73.40       73.44      23.20      18.90
Maximum                                                  1,596,744    423,714    20.00      73.40       73.44      38.70      28.40
Minimum                                                     45,547     10,845    10.00      63.80       63.75       9.30      10.60
Average                                                    307,196     64,586    11.54      71.07       71.07      23.74      17.09
Median                                                     133,194     25,921    10.00      71.90       71.93      23.20      17.00




                  Table IV.3 -- Recent Conversions (Continued)

                                                                                 Post Conversion Increase (Decrease)
         Current    Current    Current    Price One   Price One    Price One   ---------------------------------------
          Stock     Price/    Price/Tang  Day After   Week After  Month After  Price One  Price One  Price One    To
          Price   Book Value  Book Value  Conversion  Conversion   Conversion     Day       Week       Month     Date
Ticker     ($)        (%)        (%)          ($)         ($)          ($)        (%)        (%)        (%)       (%)
------   -------  ----------  ----------  ----------  ----------  -----------  ---------  ---------  ---------   ----
AFBC      16.00     108.47      108.47       12.88       12.94        14.00      28.75      29.38      40.00     60.00
RSLN      23.88     163.75      164.54       15.00       15.94        16.00      50.00      59.38      60.00    138.75
FAB       19.13     124.59      124.59       13.63       14.13        14.88      36.25      41.25      48.75     91.25
EFBC      15.50      99.04       99.04       13.25       13.50        13.75      32.50      35.00      37.50     55.00
MRKF      14.13      95.25       95.25       12.94       12.25        12.63      29.38      22.50      26.25     41.25
GSLA      15.25      93.22       93.22       13.38       13.75        14.00      33.75      37.50      40.00     52.50
HMLK      15.38     105.53      105.53       12.88       12.88        13.00      28.75      28.75      30.00     53.75
PSFC      16.00         NA          NA       12.56       12.88        13.25      25.63      28.75      32.50     60.00
HCBB      13.50         NA          NA       12.63       12.75        12.88      26.25      27.50      28.75     35.00
CFBC      33.75         NA          NA       31.88       33.00        34.00      59.38      65.00      70.00     68.75
FBNW      17.88         NA          NA       15.81       15.56        17.75      58.13      55.63      77.50     78.75
FSPT      35.50         NA          NA       36.69       37.00        35.63      83.44      85.00      78.13     77.50
GOSB      14.75         NA          NA       14.63       14.88        14.38      46.25      48.75      43.75     47.50
Maximum   35.50     163.75      164.54       36.69       37.00        35.63      83.44      85.00      78.13    138.75
Minimum   13.50      93.22       93.22       12.56       12.25        12.63      25.63      22.50      26.25     35.00
Average   19.28     112.84      112.95       16.78       17.03        17.39      41.42      43.41      47.16     66.15
Median    16.00     105.53      105.53       13.38       13.75        14.00      33.75      37.50      40.00     60.00

FERGUSON & COMPANY                                                   Section IV.

                   Table IV.4 -- Comparison of Pricing Ratios

                                            Wyman Park           Group           Percent Premium
                                            Savings and       Compared to       (Discount) Versus
                                                Loan       -----------------    -----------------
                                            Association    Average    Median    Average    Median
                                            -----------    -------    ------    -------    ------
Comparison of PE ratio at midpoint to:
------------------------------------------
Comparative group                              12.35        22.13      21.59     (44.2)    (42.8)
Maryland Thrifts                               12.35        17.68      16.46     (30.1)    (25.0)
Mid Atlantic  Region Thrifts                   12.35        17.50      16.76     (29.4)    (26.3)
All public thrifts                             12.35        17.82      16.55     (30.7)    (25.4)
Recent conversions                             12.35        23.74      23.20     (48.0)    (46.8)

Comparison of PE ratio at maximum to:
------------------------------------------
Comparative group                              13.69        22.13      21.59     (38.1)    (36.6)
Maryland Thrifts                               13.69        17.68      16.46     (22.6)    (16.8)
Mid Atlantic  Region Thrifts                   13.69        17.50      16.76     (21.8)    (18.3)
All public thrifts                             13.69        17.82      16.55     (23.2)    (17.3)
Recent conversions                             13.69        23.74      23.20     (42.3)    (41.0)

Comparison of PE ratio at supermaximum to:
------------------------------------------
Comparative group                              15.13        22.13      21.59     (31.6)    (29.9)
Maryland Thrifts                               15.13        17.68      16.46     (14.4)     (8.1)
Mid Atlantic  Region Thrifts                   15.13        17.50      16.76     (13.5)     (9.7)
All public thrifts                             15.13        17.82      16.55     (15.1)     (8.6)
Recent conversions                             15.13        23.74      23.20     (36.3)    (34.8)

Comparison of PB ratio at midpoint to:
------------------------------------------
Comparative group                              66.64       109.16     111.04     (39.0)    (40.0)
Maryland Thrifts                               66.64       129.38     133.66     (48.5)    (50.1)
Mid Atlantic  Region Thrifts                   66.64       150.04     140.20     (55.6)    (52.5)
All public thrifts                             66.64       146.57     138.35     (54.5)    (51.8)
Recent conversions                             66.64        71.07      71.90      (6.2)     (7.3)

Comparison of PB ratio at maximum to:
------------------------------------------
Comparative group                              70.55       109.16     111.04     (35.4)    (36.5)
Maryland Thrifts                               70.55       129.38     133.66     (45.5)    (47.2)
Mid Atlantic  Region Thrifts                   70.55       150.04     140.20     (53.0)    (49.7)
All public thrifts                             70.55       146.57     138.35     (51.9)    (49.0)
Recent conversions                             70.55        71.07      71.90      (0.7)     (1.9)

Comparison of PB ratio at supermaximum to:
------------------------------------------
Comparative group                              74.34       109.16     111.04     (31.9)    (33.1)
Maryland Thrifts                               74.34       129.38     133.66     (42.5)    (44.4)
Mid Atlantic  Region Thrifts                   74.34       150.04     140.20     (50.5)    (47.0)
All public thrifts                             74.34       146.57     138.35     (49.3)    (46.3)
Recent conversions                             74.34        71.07      71.90       4.6       3.4

FERGUSON & COMPANY                                                   Section IV.

                            Figure IV.1 -- SNL Index

Date       Index
-----------------
31-Jan-94  258.47
28-Feb-94  249.53
31-Mar-94  241.57
29-Apr-94  248.31
31-May-94  263.34
30-Jun-94  269.58
29-Jul-94  276.69
31-Aug-94  287.18
30-Sep-94  279.69
31-Oct-94  236.12
30-Nov-94  245.84
30-Dec-94  244.73
31-Jan-95  256.10
28-Feb-95  277.00
31-Mar-95  278.40
28-Apr-95  295.44
31-May-95  307.60
23-Jun-95  313.95
31-Jul-95  328.20
31-Aug-95  355.50
29-Sep-95  362.29
31-Oct-95  354.05
30-Nov-95  370.17
29-Dec-95  376.51
31-Jan-95  370.69
29-Feb-96  373.64
29-Mar-96  382.13
30-Apr-96  377.24
31-May-96  382.99
28-Jun-96  387.18
30-Jul-96  388.38
30-Aug-96  408.34
13-Sep-96  416.01
20-Sep-96  419.50
30-Sep-96  429.28
30-Oct-96  456.70
15-Nov-96  468.06
29-Nov-96  485.83
13-Dec-96  473.64
20-Dec-96  481.56
31-Dec-96  486.63
10-Jan-97  484.33
31-Jan-97  520.08
14-Feb-97  547.17
27-Feb-97  569.67
14-Mar-97  560.67
31-Mar-97  527.74
15-Apr-97  525.48
30-Apr-97  537.21
20-May-97  571.30
30-May-97  577.94
12-Jun-97  604.15
30-Jun-97  624.55
17-Jul-97  652.44
30-Jul-97  684.51
08-Aug-97  664.56
22-Aug-97  663.36

FERGUSON & COMPANY                                                   Section IV.

----------------------------------------------------------------------
                               Percent Change Since
                     -------------------------------------------------
            SNL      Prev.
Date        Index    Date     12/31/94   12/31/95   12/31/96   3/14/97
----        -----    -----    --------   --------   --------   -------
31-Dec-94   244.70
31-Mar-95   278.40   13.77%    13.77%
30-Jun-95   313.50   12.61%    28.12%
30-Sep-95   362.30   15.57%    48.06%
31-Oct-95   354.10   -2.26%    44.71%
30-Nov-95   370.20    4.55%    51.29%
31-Dec-95   376.50    1.70%    53.86%
12-Jan-96   372.40   -1.09%    52.19%     -1.09%
31-Jan-96   370.70   -0.46%    51.49%     -1.54%
29-Feb-96   373.60    0.78%    52.68%     -0.77%
29-Mar-96   382.10    2.28%    56.15%      1.49%
30-Apr-96   377.20   -1.28%    54.15%      0.19%
31-May-96   382.99    1.53%    56.51%      1.72%
28-Jun-96   387.18    1.09%    58.23%      2.84%
30-Jul-96   371.62   -4.02%    51.87%     -1.30%
30-Aug-96   408.34    9.88%    66.87%      8.46%
20-Sep-96   419.50    2.73%    71.43%     11.42%
30-Sep-96   429.28    2.33%    75.43%     14.02%
30-Oct-96   456.70    6.39%    86.64%     21.30%
29-Nov-96   485.83    6.38%    98.54%     29.04%
13-Dec-96   473.64   -2.51%    93.56%     25.80%
20-Dec-96   481.56    1.67%    96.80%     27.90%
31-Dec-96   486.63    1.05%    98.87%     29.25%
10-Jan-97   484.33   -0.47%    97.93%     28.64%     -0.47%
31-Jan-97   520.08    7.38%   112.54%     38.14%      6.87%
14-Feb-97   547.17    5.21%   123.61%     45.33%     12.44%
27-Feb-97   569.67    4.11%   132.80%     51.31%     17.06%
14-Mar-97   560.67   -1.58%   129.13%     48.92%     15.21%    -1.58%
31-Mar-97   527.74   -5.87%   115.67%     40.17%      8.45%    -7.36%
11-Apr-97   517.63   -1.92%   111.54%     37.48%      6.37%    -9.14%
15-Apr-97   525.48    1.52%   114.74%     39.57%      7.98%    -7.76%
30-Apr-97   537.21    2.23%   119.54%     42.69%     10.39%    -5.70%
20-May-97   571.30    6.35%   133.47%     51.74%     17.40%     0.29%
30-May-97   577.94    1.16%   136.18%     53.50%     18.76%     1.45%
12-Jun-97   604.15    4.54%   146.89%     60.46%     24.15%     6.05%
30-Jun-97   624.55    3.38%   155.23%     65.88%     28.34%     9.63%
17-Jul-97   652.44    4.47%   166.63%     73.29%     34.07%    14.53%
30-Jul-97   684.51    4.92%   179.73%     81.81%     40.66%    20.16%
 8-Aug-97   664.56   -2.91%   171.58%     76.51%     36.56%    16.66%
22-Aug-97   663.36   -0.18%   171.09%     76.19%     36.32%    16.45%
---------------------------------------------------------------------

FERGUSON & COMPANY                                                   Section IV.

                          Figure IV.2 -- Interest Rates

-------------------------------------------------------------         ----------
                          1 Year   5 Year   10 Year   30 Year          1 to 30
            Fed Fds (*)   T-bill   Treas.    Treas.    Treas.         Yr. Spread
-------------------------------------------------------------         ----------
31-Dec-96       5.18       5.48     6.12      6.34      6.58             1.10
-------------------------------------------------------------         ----------
17-Jan-97       5.19       5.60     6.33      6.56      6.81
31-Jan-97       5.18       5.60     6.36      6.62      6.89             1.29
------------------------------------------------------------          ----------
14-Feb-97       5.05       5.48     6.14      6.37      6.65
27-Feb-97       5.16       5.52     6.25      6.45      6.71             1.19
------------------------------------------------------------          ----------
14-Mar-97       5.19       5.69     6.41      6.58      6.85
31-Mar-97       5.40       5.91     6.75      6.96      7.15             1.24
------------------------------------------------------------          ----------
18-Apr-97       5.48       6.00     6.80      6.92      7.13
30-Apr-97       5.45       5.89     6.57      6.71      6.95             1.06
------------------------------------------------------------          ----------
16-May-97       5.49       5.85     6.54      6.68      6.90
30-May-97       5.43       5.85     6.60      6.75      6.99             1.14
------------------------------------------------------------          ----------
13-Jun-97       5.48       5.71     6.40      6.52      6.80
27-Jun-97       5.42       5.64     6.33      6.45      6.75             1.11
------------------------------------------------------------          ----------
18-Jul-97       5.44       5.53     6.14      6.23      6.52
1-Aug-97        5.57       5.47     6.00      6.11      6.38             0.91
------------------------------------------------------------          ----------
15-Aug-97       5.45       5.61     6.20      6.37      6.65
22-Aug-97       5.55       5.54     6.20      6.36      6.65             1.11
------------------------------------------------------------          ----------

                 Rates December 31, 1996 through August 22, 1997

-------------------------------------------------------------         ----------
                          1 Year   5 Year   10 Year   30 Year          1 to 30
            Fed Fds (*)   T-bill   Treas.    Treas.    Treas.         Yr. Spread
-------------------------------------------------------------         ----------
31-Dec-96       5.55       5.54     6.20      6.36      6.65             1.11
-------------------------------------------------------------         ----------

                               Current Yield Curve

                                    EXHIBIT I

                        FERGUSON & COMPANY QUALIFICATIONS

     Ferguson  &  Company  (F&C)  is  a  financial,   economic,  and  regulatory
consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

     o  Mergers and acquisition services,
     o  Business plans,
     o  Fairness opinions and conversion appraisals,
     o  Litigation support,
     o  Loan review and valuation,
     o  Operational and efficiency consulting,
     o  Human resources evaluation and management, and
     o  Regulatory consulting.

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. F&C recently sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON

     Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT

     Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 7 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University. He is a certified commercial lender.

ROBIN L. FUSSELL

     Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 12 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                   EXHIBIT II

                Exhibit II.1 -- Selected Publicly Traded Thrifts


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
AADV     Advantage Bancorp Inc.           Kenosha              WI      MW        SAIF       NASDAQ    03/23/92   44.250       143.09
ABBK     Abington Bancorp Inc.            Abington             MA      NE         BIF       NASDAQ    06/10/86   29.250        53.83
ABCL     Alliance Bancorp Inc.            Hinsdale             IL      MW        SAIF       NASDAQ    07/07/92   31.625       169.03
ABCW     Anchor BanCorp Wisconsin         Madison              WI      MW        SAIF       NASDAQ    07/16/92   27.000       244.32
AFCB     Affiliated Community Bancorp     Waltham              MA      NE        SAIF       NASDAQ    10/19/95   26.875       173.87
AHM      Ahmanson & Company (H.F.)        Irwindale            CA      WE        SAIF        NYSE     10/25/72   50.750     4,939.80
ALBC     Albion Banc Corp.                Albion               NY      MA        SAIF       NASDAQ    07/26/93   23.250         6.12
ALBK     ALBANK Financial Corp.           Albany               NY      MA        SAIF       NASDAQ    04/01/92   38.000       487.34
AMFC     AMB Financial Corp.              Munster              IN      MW        SAIF       NASDAQ    04/01/96   15.000        14.46
ANDB     Andover Bancorp Inc.             Andover              MA      NE         BIF       NASDAQ    05/08/86   29.750       153.17
ASBI     Ameriana Bancorp                 New Castle           IN      MW        SAIF       NASDAQ    03/02/87   18.500        59.76
ASBP     ASB Financial Corp.              Portsmouth           OH      MW        SAIF       NASDAQ    05/11/95   12.500        21.52
ASFC     Astoria Financial Corp.          Lake Success         NY      MA        SAIF       NASDAQ    11/18/93   46.750       973.76
BANC     BankAtlantic Bancorp Inc.        Fort Lauderdale      FL      SE        SAIF       NASDAQ    11/29/83   12.750       293.87
BDJI     First Federal Bancorporation     Bemidji              MN      MW        SAIF       NASDAQ    04/04/95   21.250        14.50
BFD      BostonFed Bancorp Inc.           Burlington           MA      NE        SAIF        AMSE     10/24/95   19.500       115.97
BFSB     Bedford Bancshares Inc.          Bedford              VA      SE        SAIF       NASDAQ    08/22/94   25.250        28.85
BKC      American Bank of Connecticut     Waterbury            CT      NE         BIF        AMSE     12/01/81   37.000        85.31
BKCT     Bancorp Connecticut Inc.         Southington          CT      NE         BIF       NASDAQ    07/03/86   30.500        77.28
BKUNA    BankUnited Financial Corp.       Coral Gables         FL      SE        SAIF       NASDAQ    12/11/85   11.500       102.00
BPLS     Bank Plus Corp.                  Los Angeles          CA      WE        SAIF       NASDAQ       NA      10.875       209.98
BVCC     Bay View Capital Corp.           San Mateo            CA      WE        SAIF       NASDAQ    05/09/86   25.625       332.59
BYFC     Broadway Financial Corp.         Los Angeles          CA      WE        SAIF       NASDAQ    01/09/96   11.000         9.19
CAFI     Camco Financial Corp.            Cambridge            OH      MW        SAIF       NASDAQ       NA      18.250        58.66
CAPS     Capital Savings Bancorp Inc.     Jefferson City       MO      MW        SAIF       NASDAQ    12/29/93   15.875        30.03
CASB     Cascade Financial Corp.          Everett              WA      WE        SAIF       NASDAQ    09/16/92   13.250        34.06
CASH     First Midwest Financial Inc.     Storm Lake           IA      MW        SAIF       NASDAQ    09/20/93   18.000        49.21
CATB     Catskill Financial Corp.         Catskill             NY      MA         BIF       NASDAQ    04/18/96   16.500        77.88
CBCI     Calumet Bancorp Inc.             Dolton               IL      MW        SAIF       NASDAQ    02/20/92   41.750        88.13
CBSA     Coastal Bancorp Inc.             Houston              TX      SW        SAIF       NASDAQ       NA      29.875       148.52
CBSB     Charter Financial Inc.           Sparta               IL      MW        SAIF       NASDAQ    12/29/95   21.000        87.14
CEBK     Central Co-operative Bank        Somerville           MA      NE         BIF       NASDAQ    10/24/86   19.250        37.83
CENF     CENFED Financial Corp.           Pasadena             CA      WE        SAIF       NASDAQ    10/25/91   33.125       189.76
CFB      Commercial Federal Corp.         Omaha                NE      MW        SAIF        NYSE     12/31/84   40.375       870.20
CFCP     Coastal Financial Corp.          Myrtle Beach         SC      SE        SAIF       NASDAQ    09/26/90   24.750       114.86
CFFC     Community Financial Corp.        Staunton             VA      SE        SAIF       NASDAQ    03/30/88   21.750        27.74
CFSB     CFSB Bancorp Inc.                Lansing              MI      MW        SAIF       NASDAQ    06/22/90   26.500       135.04
CFTP     Community Federal Bancorp        Tupelo               MS      SE        SAIF       NASDAQ    03/26/96   17.750        82.16
CFX      CFX Corp.                        Keene                NH      NE         BIF        AMSE     02/12/87   18.875       248.09
CIBI     Community Investors Bancorp      Bucyrus              OH      MW        SAIF       NASDAQ    02/07/95   15.375        14.29
CKFB     CKF Bancorp Inc.                 Danville             KY      MW        SAIF       NASDAQ    01/04/95   19.250        18.29
CLAS     Classic Bancshares Inc.          Ashland              KY      MW        SAIF       NASDAQ    12/29/95   14.000        18.27
CMRN     Cameron Financial Corp           Cameron              MO      MW        SAIF       NASDAQ    04/03/95   17.625        46.30
CNIT     CENIT Bancorp Inc.               Norfolk              VA      SE        SAIF       NASDAQ    08/06/92   50.750        83.89
COFI     Charter One Financial            Cleveland            OH      MW        SAIF       NASDAQ    01/22/88   52.875     2,442.08
COOP     Cooperative Bankshares Inc.      Wilmington           NC      SE        SAIF       NASDAQ    08/21/91   26.500        39.53
CRZY     Crazy Woman Creek Bancorp        Buffalo              WY      WE        SAIF       NASDAQ    03/29/96   14.375        13.73
CSA      Coast Savings Financial          Los Angeles          CA      WE        SAIF        NYSE     12/23/85   44.438       827.25
CTZN     CitFed Bancorp Inc.              Dayton               OH      MW        SAIF       NASDAQ    01/23/92   43.125       372.53
CVAL     Chester Valley Bancorp Inc.      Downingtown          PA      MA        SAIF       NASDAQ    03/27/87   24.000        49.41
DIBK     Dime Financial Corp.             Wallingford          CT      NE         BIF       NASDAQ    07/09/86   28.000       144.27
DME      Dime Bancorp Inc.                New York             NY      MA         BIF        NYSE     08/19/86   19.188     1,990.16
DNFC     D & N Financial Corp.            Hancock              MI      MW        SAIF       NASDAQ    02/13/85   19.000       155.64
DSL      Downey Financial Corp.           Newport Beach        CA      WE        SAIF        NYSE     01/01/71   21.500       574.77
EFBI     Enterprise Federal Bancorp       West Chester         OH      MW        SAIF       NASDAQ    10/17/94   20.125        40.27
EIRE     Emerald Isle Bancorp Inc.        Quincy               MA      NE         BIF       NASDAQ    09/08/86   21.500        48.33
EMLD     Emerald Financial Corp.          Strongsville         OH      MW        SAIF       NASDAQ       NA      14.000        70.90


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93   37.500        22.58
ESBK     Elmira Savings Bank (The)        Elmira               NY      MA         BIF       NASDAQ    03/01/85   23.250        16.42
ETFS     East Texas Financial Services    Tyler                TX      SW        SAIF       NASDAQ    01/10/95   18.750        19.22
FBBC     First Bell Bancorp Inc.          Pittsburgh           PA      MA        SAIF       NASDAQ    06/29/95   16.500       107.43
FBCI     Fidelity Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    12/15/93   21.375        59.68
FBER     1st Bergen Bancorp               Wood-Ridge           NJ      MA        SAIF       NASDAQ    04/01/96   17.750        53.26
FBHC     Fort Bend Holding Corp.          Rosenberg            TX      SW        SAIF       NASDAQ    06/30/93   32.000        26.47
FBSI     First Bancshares Inc.            Mountain Grove       MO      MW        SAIF       NASDAQ    12/22/93   24.250        26.57
FCME     First Coastal Corp.              Westbrook            ME      NE         BIF       NASDAQ       NA      10.750        14.61
FDEF     First Defiance Financial         Defiance             OH      MW        SAIF       NASDAQ    10/02/95   15.000       140.12
FED      FirstFed Financial Corp.         Santa Monica         CA      WE        SAIF        NYSE     12/16/83   32.563       344.54
FESX     First Essex Bancorp Inc.         Andover              MA      NE         BIF       NASDAQ    08/04/87   17.000       127.56
FFBA     First Colorado Bancorp Inc.      Lakewood             CO      SW        SAIF       NASDAQ    01/02/96   17.813       295.05
FFBH     First Federal Bancshares of AR   Harrison             AR      SE        SAIF       NASDAQ    05/03/96   21.000       102.82
FFBI     First Financial Bancorp Inc.     Belvidere            IL      MW        SAIF       NASDAQ    10/04/93   19.250         7.99
FFBS     FFBS BanCorp Inc.                Columbus             MS      SE        SAIF       NASDAQ    07/01/93   21.000        32.71
FFBZ     First Federal Bancorp Inc.       Zanesville           OH      MW        SAIF       NASDAQ    07/13/92   18.500        29.08
FFCH     First Financial Holdings Inc.    Charleston           SC      SE        SAIF       NASDAQ    11/10/83   31.000       197.06
FFDB     FirstFed Bancorp Inc.            Bessemer             AL      SE        SAIF       NASDAQ    11/19/91   16.531        19.03
FFED     Fidelity Federal Bancorp         Evansville           IN      MW        SAIF       NASDAQ    08/31/87    8.500        21.14
FFES     First Federal of East Hartford   East Hartford        CT      NE        SAIF       NASDAQ    06/23/87   31.750        84.96
FFFC     FFVA Financial Corp.             Lynchburg            VA      SE        SAIF       NASDAQ    10/12/94   29.375       132.79
FFFD     North Central Bancshares Inc.    Fort Dodge           IA      MW        SAIF       NASDAQ    03/21/96   17.000        55.39
FFHH     FSF Financial Corp.              Hutchinson           MN      MW        SAIF       NASDAQ    10/07/94   18.125        54.97
FFHS     First Franklin Corporation       Cincinnati           OH      MW        SAIF       NASDAQ    01/26/88   20.000        23.84
FFIC     Flushing Financial Corp.         Flushing             NY      MA         BIF       NASDAQ    11/21/95   20.250       161.57
FFKY     First Federal Financial Corp.    Elizabethtown        KY      MW        SAIF       NASDAQ    07/15/87   20.750        86.53
FFLC     FFLC Bancorp Inc.                Leesburg             FL      SE        SAIF       NASDAQ    01/04/94   28.250        65.47
FFOH     Fidelity Financial of Ohio       Cincinnati           OH      MW        SAIF       NASDAQ    03/04/96   16.000        89.27
FFPB     First Palm Beach Bancorp Inc.    West Palm Beach      FL      SE        SAIF       NASDAQ    09/29/93   32.250       162.24
FFSL     First Independence Corp.         Independence         KS      MW        SAIF       NASDAQ    10/08/93   12.875        12.77
FFWC     FFW Corp.                        Wabash               IN      MW        SAIF       NASDAQ    04/05/93   29.250        20.80
FFWD     Wood Bancorp Inc.                Bowling Green        OH      MW        SAIF       NASDAQ    08/31/93   16.500        34.96
FFYF     FFY Financial Corp.              Youngstown           OH      MW        SAIF       NASDAQ    06/28/93   27.375       112.65
FGHC     First Georgia Holding Inc.       Brunswick            GA      SE        SAIF       NASDAQ    02/11/87    7.500        22.89
FIBC     Financial Bancorp Inc.           Long Island City     NY      MA        SAIF       NASDAQ    08/17/94   19.500        33.58
FKFS     First Keystone Financial         Media                PA      MA        SAIF       NASDAQ    01/26/95   27.500        33.77
FKKY     Frankfort First Bancorp Inc.     Frankfort            KY      MW        SAIF       NASDAQ    07/10/95    9.750        33.00
FLAG     FLAG Financial Corp.             LaGrange             GA      SE        SAIF       NASDAQ    12/11/86   14.500        29.54
FLFC     First Liberty Financial Corp.    Macon                GA      SE        SAIF       NASDAQ    12/06/83   22.750       175.74
FMCO     FMS Financial Corporation        Burlington           NJ      MA        SAIF       NASDAQ    12/14/88   27.250        65.06
FMSB     First Mutual Savings Bank        Bellevue             WA      WE         BIF       NASDAQ    12/17/85   20.375        55.05
FNGB     First Northern Capital Corp.     Green Bay            WI      MW        SAIF       NASDAQ    12/29/83   12.750       112.63
FOBC     Fed One Bancorp                  Wheeling             WV      SE        SAIF       NASDAQ    01/19/95   20.750        49.26
FRC      First Republic Bancorp           San Francisco        CA      WE         BIF        NYSE        NA      23.563       228.39
FSBI     Fidelity Bancorp Inc.            Pittsburgh           PA      MA        SAIF       NASDAQ    06/24/88   21.250        32.93
FSPG     First Home Bancorp Inc.          Pennsville           NJ      MA        SAIF       NASDAQ    04/20/87   20.000        54.17
FSTC     First Citizens Corp.             Newnan               GA      SE        SAIF       NASDAQ    03/01/86   31.500        57.93
FTF      Texarkana First Financial Corp   Texarkana            AR      SE        SAIF        AMSE     07/07/95   22.313        39.95
FTFC     First Federal Capital Corp.      La Crosse            WI      MW        SAIF       NASDAQ    11/02/89   24.500       223.95
FTSB     Fort Thomas Financial Corp.      Fort Thomas          KY      MW        SAIF       NASDAQ    06/28/95   10.688        15.16
FWWB     First SB of Washington Bancorp   Walla Walla          WA      WE        SAIF       NASDAQ    11/01/95   24.125       253.10
GAF      GA Financial Inc.                Pittsburgh           PA      MA        SAIF        AMSE     03/26/96   17.563       140.24
GBCI     Glacier Bancorp Inc.             Kalispell            MT      WE        SAIF       NASDAQ    03/30/84   18.500       126.02
GDW      Golden West Financial            Oakland              CA      WE        SAIF        NYSE     05/29/59   82.250     4,666.74
GFCO     Glenway Financial Corp.          Cincinnati           OH      MW        SAIF       NASDAQ    11/30/90   26.000        29.64
GFSB     GFS Bancorp Inc.                 Grinnell             IA      MW        SAIF       NASDAQ    01/06/94   14.500        14.32
GPT      GreenPoint Financial Corp.       New York             NY      MA         BIF        NYSE     01/28/94   63.000     2,728.72


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
GSB      Golden State Bancorp Inc.        Glendale             CA      WE        SAIF        NYSE     10/01/83   28.375     1,428.64
GSBC     Great Southern Bancorp Inc.      Springfield          MO      MW        SAIF       NASDAQ    12/14/89   16.875       136.77
GTFN     Great Financial Corporation      Louisville           KY      MW        SAIF       NASDAQ    03/31/94   33.875       467.63
GUPB     GFSB Bancorp Inc.                Gallup               NM      SW        SAIF       NASDAQ    06/30/95   18.750        15.08
HALL     Hallmark Capital Corp.           West Allis           WI      MW        SAIF       NASDAQ    01/03/94   21.500        31.02
HARB     Harbor Florida Bancorp Inc.      Fort Pierce          FL      SE        SAIF       NASDAQ    01/06/94   46.500       231.12
HARL     Harleysville Savings Bank        Harleysville         PA      MA        SAIF       NASDAQ    08/04/87   27.250        45.03
HAVN     Haven Bancorp Inc.               Woodhaven            NY      MA        SAIF       NASDAQ    09/23/93   37.125       162.73
HBBI     Home Building Bancorp            Washington           IN      MW        SAIF       NASDAQ    02/08/95   20.500         6.39
HBFW     Home Bancorp                     Fort Wayne           IN      MW        SAIF       NASDAQ    03/30/95   21.375        53.97
HBNK     Highland Federal Bank FSB        Burbank              CA      WE        SAIF       NASDAQ       NA      26.500        60.95
HBS      Haywood Bancshares Inc.          Waynesville          NC      SE         BIF        AMSE     12/18/87   19.000        23.76
HFFB     Harrodsburg First Fin Bancorp    Harrodsburg          KY      MW        SAIF       NASDAQ    10/04/95   15.250        30.88
HFFC     HF Financial Corp.               Sioux Falls          SD      MW        SAIF       NASDAQ    04/08/92   22.500        67.04
HFSA     Hardin Bancorp Inc.              Hardin               MO      MW        SAIF       NASDAQ    09/29/95   16.500        14.18
HHFC     Harvest Home Financial Corp.     Cheviot              OH      MW        SAIF       NASDAQ    10/10/94   11.750        10.75
HIFS     Hingham Instit. for Savings      Hingham              MA      NE         BIF       NASDAQ    12/20/88   23.625        30.80
HMCI     HomeCorp Inc.                    Rockford             IL      MW        SAIF       NASDAQ    06/22/90   15.750        26.67
HMNF     HMN Financial Inc.               Spring Valley        MN      MW        SAIF       NASDAQ    06/30/94   24.500       103.19
HOMF     Home Federal Bancorp             Seymour              IN      MW        SAIF       NASDAQ    01/23/88   29.750       101.04
HPBC     Home Port Bancorp Inc.           Nantucket            MA      NE         BIF       NASDAQ    08/25/88   19.500        35.92
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94   19.125        32.39
HRZB     Horizon Financial Corp.          Bellingham           WA      WE         BIF       NASDAQ    08/01/86   15.000       111.25
HTHR     Hawthorne Financial Corp.        El Segundo           CA      WE        SAIF       NASDAQ       NA      16.438        49.88
HZFS     Horizon Financial Svcs Corp.     Oskaloosa            IA      MW        SAIF       NASDAQ    06/30/94   18.875         8.03
IFSB     Independence Federal Savings     Washington           DC      MA        SAIF       NASDAQ    06/06/85   13.156        16.84
INBI     Industrial Bancorp               Bellevue             OH      MW        SAIF       NASDAQ    08/01/95   15.125        79.81
IPSW     Ipswich Savings Bank             Ipswich              MA      NE         BIF       NASDAQ    05/26/93   26.000        30.89
ISBF     ISB Financial Corporation        New Iberia           LA      SW        SAIF       NASDAQ    04/07/95   24.750       170.79
ITLA     ITLA Capital Corp.               La Jolla             CA      WE         BIF       NASDAQ    10/24/95   17.875       140.24
IWBK     InterWest Bancorp Inc.           Oak Harbor           WA      WE        SAIF       NASDAQ       NA      39.500       317.42
JSB      JSB Financial Inc.               Lynbrook             NY      MA         BIF        NYSE     06/27/90   44.688       441.25
JSBA     Jefferson Savings Bancorp        Ballwin              MO      MW        SAIF       NASDAQ    04/08/93   32.500       162.67
JXVL     Jacksonville Bancorp Inc.        Jacksonville         TX      SW        SAIF       NASDAQ    04/01/96   16.625        41.00
KFBI     Klamath First Bancorp            Klamath Falls        OR      WE        SAIF       NASDAQ    10/05/95   19.000       190.35
KNK      Kankakee Bancorp Inc.            Kankakee             IL      MW        SAIF        AMSE     01/06/93   29.500        42.04
KSAV     KS Bancorp Inc.                  Kenly                NC      SE        SAIF       NASDAQ    12/30/93   18.500        16.38
KSBK     KSB Bancorp Inc.                 Kingfield            ME      NE         BIF       NASDAQ    06/24/93   12.750        15.79
KYF      Kentucky First Bancorp Inc.      Cynthiana            KY      MW        SAIF        AMSE     08/29/95   12.375        16.33
LARK     Landmark Bancshares Inc.         Dodge City           KS      MW        SAIF       NASDAQ    03/28/94   21.500        36.78
LARL     Laurel Capital Group Inc.        Allison Park         PA      MA        SAIF       NASDAQ    02/20/87   21.500        31.02
LIFB     Life Bancorp Inc.                Norfolk              VA      SE        SAIF       NASDAQ    10/11/94   24.625       242.48
LISB     Long Island Bancorp Inc.         Melville             NY      MA        SAIF       NASDAQ    04/18/94   38.875       931.77
LOGN     Logansport Financial Corp.       Logansport           IN      MW        SAIF       NASDAQ    06/14/95   14.250        17.96
LONF     London Financial Corporation     London               OH      MW        SAIF       NASDAQ    04/01/96   15.000         7.65
LSBI     LSB Financial Corp.              Lafayette            IN      MW         BIF       NASDAQ    02/03/95   20.625        18.90
LSBX     Lawrence Savings Bank            North Andover        MA      NE         BIF       NASDAQ    05/02/86   11.375        48.72
LVSB     Lakeview Financial               West Paterson        NJ      MA        SAIF       NASDAQ    12/22/93   32.250        73.13
LXMO     Lexington B&L Financial Corp.    Lexington            MO      MW        SAIF       NASDAQ    06/06/96   15.875        18.07
MAFB     MAF Bancorp Inc.                 Clarendon Hills      IL      MW        SAIF       NASDAQ    01/12/90   31.000       477.39
MARN     Marion Capital Holdings          Marion               IN      MW        SAIF       NASDAQ    03/18/93   23.000        40.67
MASB     MASSBANK Corp.                   Reading              MA      NE         BIF       NASDAQ    05/28/86   51.500       138.32
MBB      MSB Bancorp Inc.                 Goshen               NY      MA         BIF        AMSE     09/03/92   23.375        66.48
MBB      MSB Bancorp, Inc.                Goshen               NY      MA         BIF        AMSE        NA      23.375        66.48
MBLF     MBLA Financial Corp.             Macon                MO      MW        SAIF       NASDAQ    06/24/93   23.500        30.51
MCBN     Mid-Coast Bancorp Inc.           Waldoboro            ME      NE        SAIF       NASDAQ    11/02/89   25.750         5.99
MCBS     Mid Continent Bancshares Inc.    El Dorado            KS      MW        SAIF       NASDAQ    06/27/94   30.000        58.75
MDBK     Medford Savings Bank             Medford              MA      NE         BIF       NASDAQ    03/18/86   30.250       137.37


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
MECH     Mechanics Savings Bank           Hartford             CT      NE         BIF       NASDAQ    06/26/96   22.750       120.35
MERI     Meritrust Federal SB             Thibodaux            LA      SW        SAIF       NASDAQ       NA      40.500        31.35
METF     Metropolitan Financial Corp.     Mayfield Heights     OH      MW        SAIF       NASDAQ       NA      18.750        66.11
MFBC     MFB Corp.                        Mishawaka            IN      MW        SAIF       NASDAQ    03/25/94   21.000        35.49
MFFC     Milton Federal Financial Corp.   West Milton          OH      MW        SAIF       NASDAQ    10/07/94   13.625        31.40
MFLR     Mayflower Co-operative Bank      Middleboro           MA      NE         BIF       NASDAQ    12/23/87   18.000        16.03
MFSL     Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF       NASDAQ    06/02/87   43.563       139.84
MIVI     Mississippi View Holding Co.     Little Falls         MN      MW        SAIF       NASDAQ    03/24/95   15.500        12.69
MLBC     ML Bancorp Inc.                  Villanova            PA      MA        SAIF       NASDAQ    08/11/94   21.000       221.89
MSBF     MSB Financial Inc.               Marshall             MI      MW        SAIF       NASDAQ    02/06/95   13.500        16.86
MWBI     Midwest Bancshares Inc.          Burlington           IA      MW        SAIF       NASDAQ    11/12/92   33.875        11.53
MWBX     MetroWest Bank                   Framingham           MA      NE         BIF       NASDAQ    10/10/86    6.250        87.20
MWFD     Midwest Federal Financial        Baraboo              WI      MW        SAIF       NASDAQ    07/08/92   21.000        34.18
NASB     North American Savings Bank      Grandview            MO      MW        SAIF       NASDAQ    09/27/85   51.750       116.66
NBN      Northeast Bancorp                Portland             ME      NE         BIF        AMSE     08/19/87   14.625        18.65
NEIB     Northeast Indiana Bancorp        Huntington           IN      MW        SAIF       NASDAQ    06/28/95   16.750        29.53
NHTB     New Hampshire Thrift Bncshrs     New London           NH      NE        SAIF       NASDAQ    05/22/86   16.625        34.32
NMSB     NewMil Bancorp Inc.              New Milford          CT      NE         BIF       NASDAQ    02/01/86   12.750        48.88
NSLB     NS&L Bancorp Inc.                Neosho               MO      MW        SAIF       NASDAQ    06/08/95   18.625        13.18
NSSB     Norwich Financial Corp.          Norwich              CT      NE         BIF       NASDAQ    11/14/86   25.000       135.33
NSSY     Norwalk Savings Society          Norwalk              CT      NE         BIF       NASDAQ    06/16/94   34.250        82.55
NTMG     Nutmeg Federal S&LA              Danbury              CT      NE        SAIF       NASDAQ       NA      11.000         7.98
NWEQ     Northwest Equity Corp.           Amery                WI      MW        SAIF       NASDAQ    10/11/94   16.500        13.84
NYB      New York Bancorp Inc.            Douglaston           NY      MA        SAIF        NYSE     01/28/88   30.750       663.93
OFCP     Ottawa Financial Corp.           Holland              MI      MW        SAIF       NASDAQ    08/19/94   25.250       124.06
OHSL     OHSL Financial Corp.             Cincinnati           OH      MW        SAIF       NASDAQ    02/10/93   23.250        27.81
PALM     Palfed Inc.                      Aiken                SC      SE        SAIF       NASDAQ    12/15/85   15.875        83.89
PAMM     PacificAmerica Money Center      Woodland Hills       CA      WE         BIF       NASDAQ    06/25/96   23.500        89.29
PBCI     Pamrapo Bancorp Inc.             Bayonne              NJ      MA        SAIF       NASDAQ    11/14/89   20.750        58.99
PBKB     People's Bancshares Inc.         New Bedford          MA      NE         BIF       NASDAQ    10/30/86   16.250        52.77
PCBC     Perry County Financial Corp.     Perryville           MO      MW        SAIF       NASDAQ    02/13/95   20.500        16.97
PCCI     Pacific Crest Capital            Agoura Hills         CA      WE         BIF       NASDAQ       NA      15.250        44.81
PDB      Piedmont Bancorp Inc.            Hillsborough         NC      SE        SAIF        AMSE     12/08/95   10.875        29.91
PEEK     Peekskill Financial Corp.        Peekskill            NY      MA        SAIF       NASDAQ    12/29/95   16.250        51.89
PERM     Permanent Bancorp Inc.           Evansville           IN      MW        SAIF       NASDAQ    04/04/94   23.000        48.31
PFDC     Peoples Bancorp                  Auburn               IN      MW        SAIF       NASDAQ    07/07/87   24.750        56.28
PFFB     PFF Bancorp Inc.                 Pomona               CA      WE        SAIF       NASDAQ    03/29/96   19.375       362.62
PFNC     Progress Financial Corporation   Blue Bell            PA      MA        SAIF       NASDAQ    07/18/83   14.250        54.35
PFSB     PennFed Financial Services Inc   West Orange          NJ      MA        SAIF       NASDAQ    07/15/94   29.000       139.84
PHBK     Peoples Heritage Finl Group      Portland             ME      NE         BIF       NASDAQ    12/04/86   37.375     1,026.21
PHFC     Pittsburgh Home Financial Corp   Pittsburgh           PA      MA        SAIF       NASDAQ    04/01/96   19.375        38.16
PKPS     Poughkeepsie Financial Corp.     Poughkeepsie         NY      MA        SAIF       NASDAQ    11/19/85    7.438        93.68
PMFI     Perpetual Midwest Financial      Cedar Rapids         IA      MW        SAIF       NASDAQ    03/31/94   20.125        37.89
PRBC     Prestige Bancorp Inc.            Pleasant Hills       PA      MA        SAIF       NASDAQ    06/27/96   17.500        16.01
PSBK     Progressive Bank Inc.            Fishkill             NY      MA         BIF       NASDAQ    08/01/84   29.750       113.67
PTRS     Potters Financial Corp.          East Liverpool       OH      MW        SAIF       NASDAQ    12/31/93   24.000        11.79
PULS     Pulse Bancorp                    South River          NJ      MA        SAIF       NASDAQ    09/18/86   20.500        63.15
PVFC     PVF Capital Corp.                Bedford Heights      OH      MW        SAIF       NASDAQ    12/30/92   21.375        54.63
PVSA     Parkvale Financial Corporation   Monroeville          PA      MA        SAIF       NASDAQ    07/16/87   29.250       118.61
PWBC     PennFirst Bancorp Inc.           Ellwood City         PA      MA        SAIF       NASDAQ    06/13/90   16.375        86.88
QCBC     Quaker City Bancorp Inc.         Whittier             CA      WE        SAIF       NASDAQ    12/30/93   20.750        97.59
QCFB     QCF Bancorp Inc.                 Virginia             MN      MW        SAIF       NASDAQ    04/03/95   25.500        36.37
QCSB     Queens County Bancorp Inc.       Flushing             NY      MA         BIF       NASDAQ    11/23/93   52.000       528.06
RARB     Raritan Bancorp Inc.             Raritan              NJ      MA         BIF       NASDAQ    03/01/87   22.250        53.66
REDF     RedFed Bancorp Inc.              Redlands             CA      WE        SAIF       NASDAQ    04/08/94   16.750       120.17
RELY     Reliance Bancorp Inc.            Garden City          NY      MA        SAIF       NASDAQ    03/31/94   30.000       263.29
ROSE     TR Financial Corp.               Garden City          NY      MA         BIF       NASDAQ    06/29/93   27.375       482.04
SFED     SFS Bancorp Inc.                 Schenectady          NY      MA        SAIF       NASDAQ    06/30/95   19.469        23.97


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
SFFC     StateFed Financial Corporation   Des Moines           IA      MW        SAIF       NASDAQ    01/05/94   22.000        17.24
SFIN     Statewide Financial Corp.        Jersey City          NJ      MA        SAIF       NASDAQ    10/02/95   18.750        88.32
SFSB     SuburbFed Financial Corp.        Flossmoor            IL      MW        SAIF       NASDAQ    03/04/92   27.500        34.71
SFSL     Security First Corp.             Mayfield Heights     OH      MW        SAIF       NASDAQ    01/22/88   19.250       145.95
SISB     SIS Bancorp Inc.                 Springfield          MA      NE         BIF       NASDAQ    02/08/95   30.000       167.31
SKAN     Skaneateles Bancorp Inc.         Skaneateles          NY      MA         BIF       NASDAQ    06/02/86   22.500        21.47
SMBC     Southern Missouri Bancorp Inc.   Poplar Bluff         MO      MW        SAIF       NASDAQ    04/13/94   17.250        28.25
SOBI     Sobieski Bancorp Inc.            South Bend           IN      MW        SAIF       NASDAQ    03/31/95   16.250        12.34
SOPN     First Savings Bancorp Inc.       Southern Pines       NC      SE        SAIF       NASDAQ    01/06/94   20.375        74.96
SOSA     Somerset Savings Bank            Somerville           MA      NE         BIF       NASDAQ    07/09/86    3.625        60.36
SPBC     St. Paul Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    05/18/87   22.500       764.73
STFR     St. Francis Capital Corp.        Milwaukee            WI      MW        SAIF       NASDAQ    06/21/93   35.500       188.43
STSA     Sterling Financial Corp.         Spokane              WA      WE        SAIF       NASDAQ       NA      17.875        99.50
SWBI     Southwest Bancshares             Hometown             IL      MW        SAIF       NASDAQ    06/24/92   20.875        55.33
SWCB     Sandwich Co-operative Bank       Sandwich             MA      NE         BIF       NASDAQ    07/25/86   32.750        62.72
TBK      Tolland Bank                     Tolland              CT      NE         BIF        AMSE     12/19/86   17.625        27.50
THR      Three Rivers Financial Corp.     Three Rivers         MI      MW        SAIF        AMSE     08/24/95   16.375        13.49
THRD     TF Financial Corporation         Newtown              PA      MA        SAIF       NASDAQ    07/13/94   19.625        80.13
TPNZ     Tappan Zee Financial Inc.        Tarrytown            NY      MA        SAIF       NASDAQ    10/05/95   17.438        26.11
TRIC     Tri-County Bancorp Inc.          Torrington           WY      WE        SAIF       NASDAQ    09/30/93   22.750        13.85
TSH      Teche Holding Co.                Franklin             LA      SW        SAIF        AMSE     04/19/95   18.250        62.73
TWIN     Twin City Bancorp                Bristol              TN      SE        SAIF       NASDAQ    01/04/95   19.750        16.86
UBMT     United Financial Corp.           Great Falls          MT      WE        SAIF       NASDAQ    09/23/86   23.500        28.75
USAB     USABancshares, Inc.              Philadelphia         PA      MA         BIF       NASDAQ       NA       8.500         6.24
VABF     Virginia Beach Fed. Financial    Virginia Beach       VA      SE        SAIF       NASDAQ    11/01/80   14.000        69.67
WAMU     Washington Mutual Inc.           Seattle              WA      WE         BIF       NASDAQ    03/11/83   62.563    15,766.70
WBST     Webster Financial Corp.          Waterbury            CT      NE        SAIF       NASDAQ    12/12/86   50.000       678.07
WCBI     Westco Bancorp                   Westchester          IL      MW        SAIF       NASDAQ    06/26/92   26.000        64.39
WEFC     Wells Financial Corp.            Wells                MN      MW        SAIF       NASDAQ    04/11/95   16.125        31.59
WFI      Winton Financial Corp.           Cincinnati           OH      MW        SAIF        AMSE     08/04/88   15.750        31.28
WFSL     Washington Federal Inc.          Seattle              WA      WE        SAIF       NASDAQ    11/17/82   26.375     1,251.98
WHGB     WHG Bancshares Corp.             Lutherville          MD      MA        SAIF       NASDAQ    04/01/96   15.250        22.30
WRNB     Warren Bancorp Inc.              Peabody              MA      NE         BIF       NASDAQ    07/09/86   17.500        66.28
WSB      Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF        AMSE        NA       6.750        28.67
WSFS     WSFS Financial Corporation       Wilmington           DE      MA         BIF       NASDAQ    11/26/86   14.500       180.11
WSTR     WesterFed Financial Corp.        Missoula             MT      WE        SAIF       NASDAQ    01/10/94   21.750       121.04
WVFC     WVS Financial Corp.              Pittsburgh           PA      MA        SAIF       NASDAQ    11/29/93   27.375        47.83
WWFC     Westwood Financial Corporation   Westwood             NJ      MA        SAIF       NASDAQ    06/07/96   21.250        13.71
WYNE     Wayne Bancorp Inc.               Wayne                NJ      MA        SAIF       NASDAQ    06/27/96   24.000        50.88
YFCB     Yonkers Financial Corporation    Yonkers              NY      MA        SAIF       NASDAQ    04/18/96   17.250        52.11
YFED     York Financial Corp.             York                 PA      MA        SAIF       NASDAQ    02/01/84   24.000       168.20
271
Maximum                                                                                                          82.250   15,766.700
Minimum                                                                                                           3.625        5.990
Average                                                                                                          23.214      237.415
Median                                                                                                           20.938       55.835

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
AADV       17.15      152.38       162.98      14.04      0.90    1,019,510     9.21         8.67      2.58      0.89
ABBK       16.34      156.17       173.38      10.80      1.37      501,256     6.92         6.27      1.79      0.73
ABCL       17.87      135.15       136.85      12.04      2.09    1,404,263     8.91         8.81      1.77      0.76
ABCW        7.85      101.93       103.89       6.34      1.19    1,925,866     6.22         6.11      3.44      0.96
AFCB       15.72      160.45       161.41      15.93      1.79    1,090,431     9.78         9.73      1.71      1.10
AHM        18.06      249.39       292.68      10.39      1.73   47,532,068     5.18         4.60      2.81      0.70
ALBC       24.73       98.43        98.43       8.77      1.38       66,316     8.90         8.90      0.94      0.38
ALBK       14.67      147.00       168.22      13.53      1.58    3,602,227     9.20         8.14      2.59      1.04
AMFC       22.06      102.60       102.60      15.35      1.60       94,179    14.96        14.96      0.68      0.80
ANDB       11.18      151.94       151.94      12.24      2.29    1,250,943     8.06         8.06      2.66      1.13
ASBI       18.14      137.14       137.24      15.02      3.24      397,730    10.96        10.95      1.02      0.84
ASBP       21.19      125.00       125.00      19.67      3.20      109,414    15.74        15.74      0.59      0.86
ASFC       16.52      163.52       194.71      12.80      1.28    7,664,495     7.83         6.66      2.83      0.79
BANC       17.00      149.30       181.62       8.39      0.91    2,730,474     5.62         4.67      0.75      0.64
BDJI       19.50      120.67       120.67      13.12        --      110,589    10.87        10.87      1.09      0.63
BFD        20.10      126.87       131.22      11.88      1.44      975,922     8.79         8.52      0.97      0.66
BFSB       16.19      142.25       142.25      21.30      2.22      135,455    14.16        14.16      1.56      1.28
BKC        14.07      169.96       177.03      14.08      3.89      605,857     8.29         7.98      2.63      1.10
BKCT       16.40      176.00       176.00      18.04      3.28      428,362    10.25        10.25      1.86      1.25
BKUNA      20.18      151.52       186.99       5.64        --    1,807,192     5.61         4.94      0.57      0.58
BPLS          NM      117.31       117.57       5.94        --    3,534,002     5.07         5.06      0.04      0.02
BVCC       17.20      169.48       201.93      10.74      1.25    3,096,213     6.34         5.37      1.49      0.63
BYFC       26.83       75.09        75.09       7.52      1.82      122,245    10.75        10.75      0.41      0.30
CAFI       13.62      125.17       135.69      11.98      2.71      489,833     9.57         8.89      1.34      0.89
CAPS       14.30      140.74       140.74      12.38      1.51      242,518     8.80         8.80      1.11      0.92
CASB       21.03      150.91       150.91       9.25        --      368,126     6.13         6.13      0.63      0.52
CASH       13.04      115.24       130.06      13.13      2.00      374,824    11.40        10.23      1.38      0.93
CATB       20.37      109.42       109.42      27.40      1.70      284,238    25.04        25.04      0.81      1.41
CBCI       14.86      114.48       114.48      17.75        --      496,561    15.50        15.50      2.81      1.37
CBSA       12.93      152.19       183.06       5.01      1.61    2,964,082     3.33         2.78      2.31      0.41
CBSB       19.81      153.17       173.12      22.16      1.52      393,268    14.47        13.02      1.06      1.16
CEBK       13.10      110.63       123.64      10.98      1.66      344,420     9.93         8.98      1.47      0.88
CENF       12.09      158.87       159.18       8.27      1.09    2,295,523     5.20         5.19      2.74      0.73
CFB        14.22      204.22       230.32      12.26      0.69    7,096,665     6.00         5.36      2.84      0.91
CFCP       25.52      369.96       369.96      22.84      1.46      502,761     6.17         6.17      0.97      1.03
CFFC       12.87      115.32       115.32      15.81      2.58      175,414    13.71        13.71      1.69      1.28
CFSB       16.67      209.49       209.49      15.97      2.26      845,438     7.62         7.62      1.59      1.07
CFTP       22.47      110.04       110.04      39.87      1.69      206,049    33.52        33.52      0.79      1.71
CFX        13.88      179.42       191.82      13.34      4.66    1,859,030     7.44         6.99      1.36      0.98
CIBI       15.53      130.08       130.08      14.98      2.08       97,446    11.52        11.52      0.99      0.99
CKFB       21.39      113.44       113.44      29.29      2.60       60,812    23.96        23.96      0.90      1.33
CLAS       19.18       94.15       111.38      14.00      2.00      130,525    14.87        12.87      0.73      0.72
CMRN       17.63      102.59       102.59      22.25      1.59      208,105    21.69        21.69      1.00      1.32
CNIT       16.58      163.08       177.57      11.80      1.97      709,550     7.24         6.69      3.06      0.75
COFI       14.49      250.00       267.05      16.77      1.89   14,564,703     6.71         6.31      3.65      1.23
COOP       77.94      146.98       146.98      11.22        --      352,438     7.63         7.63      0.34      0.18
CRZY       20.54       97.92        97.92      25.29      2.78       54,275    25.82        25.82      0.70      1.30
CSA        18.67      184.70       187.11       9.09        --    9,102,743     4.92         4.86      2.38      0.52
CTZN       16.40      188.90       209.75      12.03      0.84    3,097,515     6.37         5.77      2.63      0.82
CVAL       19.05      188.68       188.68      16.16      1.83      305,187     8.56         8.56      1.26      0.92
DIBK       10.33      207.10       214.07      16.49      1.43      873,878     7.96         7.72      2.71      1.88
DME        14.87      187.93       197.00       9.91      0.83   20,087,176     5.27         5.04      1.29      0.70
DNFC       13.57      175.28       177.24       9.67      1.05    1,608,837     5.58         5.52      1.40      0.81
DSL        15.14      140.89       142.86       9.77      1.49    5,885,670     6.93         6.84      1.42      0.73
EFBI       19.17      127.45       127.53      15.24      4.97      264,266    11.96        11.95      1.05      0.82
EIRE       13.52      160.57       160.57      11.36      1.30      425,014     7.07         7.07      1.59      0.89
EMLD       14.00      155.04       157.48      11.75      1.71      603,080     7.58         7.47      1.00      0.90

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
EQSB       11.36      145.35       145.35       7.33        --      308,197     5.04         5.04      3.30      0.73
ESBK       20.95      112.21       117.01       7.21      2.75      227,828     6.30         6.05      1.11      0.35
ETFS       26.79       93.89        93.89      17.06      1.07      112,697    18.16        18.16      0.70      0.63
FBBC       14.35      153.06       153.06      15.04      2.42      714,366     9.82         9.82      1.15      1.23
FBCI       16.32      117.32       117.57      12.18      1.50      489,843    10.39        10.37      1.31      0.77
FBER       25.72      131.77       131.77      18.70      0.68      284,765    14.19        14.19      0.69      0.77
FBHC       21.62      137.75       147.87       8.31      1.25      318,668     6.03         5.64      1.48      0.51
FBSI       16.50      122.47       122.66      17.58      0.83      160,048    14.35        14.33      1.47      1.12
FCME        2.45      103.86       103.86       9.59        --      152,386     9.23         9.23      4.39      4.08
FDEF       26.79      119.05       119.05      25.37      2.13      552,225    21.32        21.32      0.56      1.02
FED        16.04      170.13       172.02       8.21        --    4,193,203     4.83         4.78      2.03      0.52
FESX       13.39      146.93       169.15      10.24      2.82    1,245,415     6.97         6.11      1.27      0.85
FFBA       16.19      151.09       153.16      19.53      2.47    1,510,376    12.92        12.77      1.10      1.21
FFBH       18.42      128.36       128.36      19.21      0.95      535,204    14.97        14.97      1.14      1.06
FFBI       21.63      109.25       109.25       9.46        --       84,531     8.65         8.65      0.89      0.41
FFBS       17.07      123.46       123.46      25.42      2.38      128,676    19.42        19.42      1.23      1.49
FFBZ       17.45      209.99       210.23      14.45      1.30      201,262     7.55         7.54      1.06      0.96
FFCH       14.90      193.39       193.39      11.82      2.32    1,667,178     6.11         6.11      2.08      0.84
FFDB       12.52      114.16       125.23      10.75      3.03      176,528     9.42         8.65      1.32      0.94
FFED       31.48      164.41       164.41       8.46      4.71      250,285     5.14         5.14      0.27      0.29
FFES       12.91      134.36       134.36       8.64      1.89      983,594     6.43         6.43      2.46      0.70
FFFC       19.58      168.72       172.39      23.76      1.63      558,886    13.18        12.94      1.50      1.34
FFFD       15.32      114.79       114.79      26.02      1.47      212,869    22.67        22.67      1.11      1.91
FFHH       18.13      113.00       113.00      14.53      2.76      378,233    11.35        11.35      1.00      0.84
FFHS       16.95      116.48       117.23      10.51      1.60      226,944     9.02         8.97      1.18      0.64
FFIC       20.88      121.40       121.40      18.79      1.19      860,031    15.47        15.47      0.97      0.94
FFKY       15.37      167.34       177.81      22.93      2.70      377,380    13.70        13.01      1.35      1.53
FFLC       19.48      125.44       125.44      16.91      1.70      387,097    13.48        13.48      1.45      1.01
FFOH       19.28      131.47       148.98      17.01      1.75      524,743    12.94        11.60      0.83      0.95
FFPB          NM      148.21       151.91       9.74      1.86    1,666,396     6.57         6.42      0.08      0.02
FFSL       18.13      110.99       110.99      11.58      1.94      110,876    10.43        10.43      0.71      0.69
FFWC       12.34      121.32       134.61      11.55      2.46      180,056     9.52         8.66      2.37      1.06
FFWD       18.75      173.32       173.32      21.33      2.42      163,918    12.30        12.30      0.88      1.26
FFYF       16.39      138.05       138.05      18.93      2.56      599,249    13.71        13.71      1.67      1.27
FGHC       20.27      178.15       194.30      14.64      0.71      156,383     8.22         7.59      0.37      0.78
FIBC       12.34      127.04       127.70      11.89      2.05      282,485     9.36         9.32      1.58      1.00
FKFS       13.48      144.05       144.05      10.53      0.73      320,797     7.31         7.31      2.04      0.78
FKKY       26.35       98.19        98.19      25.72      3.69      128,328    26.19        26.19      0.37      0.92
FLAG       80.56      138.89       138.89      13.31      2.35      221,926     9.58         9.58      0.18      0.16
FLFC       14.87      184.96       205.14      13.63      1.76    1,288,919     7.37         6.69      1.53      0.94
FMCO       12.27      178.81       182.03      11.72      0.73      554,925     6.56         6.45      2.22      1.02
FMSB       14.05      186.76       186.76      12.74      0.98      432,034     6.83         6.83      1.45      1.00
FNGB       10.37       78.37        78.37       8.83      2.51      637,725    11.27        11.27      1.23      0.90
FOBC       15.04      120.29       126.14      13.80      2.80      356,718    11.07        10.61      1.38      0.97
FRC        18.13      142.29       142.37      10.21        --    2,238,033     7.17         7.17      1.30      0.60
FSBI       12.72      134.24       134.24       9.07      1.69      363,302     6.75         6.75      1.67      0.83
FSPG       11.30      155.64       158.23      10.37      2.00      522,396     6.66         6.56      1.77      0.97
FSTC       11.25      175.10       225.16      17.04      1.40      338,857     9.73         7.73      2.80      1.90
FTF        13.36      148.46       148.46      23.31      2.51      171,358    15.70        15.70      1.67      1.73
FTFC       15.51      221.12       235.12      14.25      1.96    1,571,981     6.44         6.08      1.58      0.90
FTSB       21.38      102.77       102.77      16.48      2.34       96,940    16.04        16.04      0.50      0.81
FWWB       20.98      153.86       166.61      23.62      1.16    1,074,166    14.23        13.29      1.15      1.16
GAF        19.73      123.25       124.56      18.70      2.73      749,748    15.18        15.04      0.89      1.12
GBCI       15.04      227.83       233.88      22.20      2.60      567,610     9.74         9.51      1.23      1.54
GDW        10.31      187.36       187.36      11.94      0.54   39,095,082     6.37         6.37      7.98      1.23
GFCO       14.69      108.83       110.31      10.32      3.08      287,088     9.49         9.37      1.77      0.71
GFSB       13.94      140.37       140.37      16.25      1.79       88,154    11.57        11.57      1.04      1.20
GPT        19.27      183.83       326.93      21.34      1.59   13,300,046    10.31         6.07      3.27      1.03

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
GSB        19.57      181.54       204.28       8.81        --   16,218,259     6.24         5.66      1.45      0.68
GSBC       13.50      226.51       226.51      19.32      2.37      707,841     8.53         8.53      1.25      1.54
GTFN       22.43      166.05       173.36      15.34      1.77    3,046,227     9.23         8.88      1.51      0.72
GUPB       22.32      111.08       111.08      18.11      2.13       86,911    16.30        16.30      0.84      0.93
HALL       12.80      104.57       104.57       7.57        --      409,820     7.24         7.24      1.68      0.61
HARB       17.68      246.68       255.07      20.70      3.01    1,116,718     8.39         8.14      2.63      1.22
HARL       13.97      204.73       204.73      13.37      1.47      336,666     6.53         6.53      1.95      1.02
HAVN       11.75      153.41       153.98       9.12      1.62    1,781,545     5.95         5.93      3.16      0.84
HBBI       25.63      101.69       101.69      14.18      1.46       45,064    12.81        12.81      0.80      0.52
HBFW       18.27      121.31       121.31      16.12      0.94      334,862    13.29        13.29      1.17      0.89
HBNK       19.06      161.68       161.68      12.09        --      504,381     7.47         7.47      1.39      0.67
HBS        15.20      113.37       117.57      15.79      2.95      150,416    13.93        13.50      1.25      1.15
HFFB       20.33       97.26        97.26      28.34      2.62      108,950    26.92        26.92      0.75      1.35
HFFC       14.06      126.55       126.55      11.94      1.87      561,664     9.43         9.43      1.60      0.89
HFSA       18.97      105.23       105.23      13.13      2.91      108,018    12.48        12.48      0.87      0.79
HHFC       22.17      103.89       103.89      12.27      3.40       87,596    11.81        11.81      0.53      0.57
HIFS       12.70      151.25       151.25      14.15      2.03      217,586     9.36         9.36      1.86      1.22
HMCI       19.94      122.95       122.95       8.04        --      331,608     6.54         6.54      0.79      0.42
HMNF       20.76      126.16       126.16      18.20        --      566,865    14.43        14.43      1.18      0.88
HOMF       13.05      174.49       180.08      14.80      1.68      682,796     8.48         8.24      2.28      1.22
HPBC       11.34      171.20       171.20      18.07      4.10      198,748    10.56        10.56      1.72      1.68
HRBF       20.56      116.05       116.05      14.97      2.09      216,370    12.89        12.89      0.93      0.70
HRZB       14.29      137.49       137.49      21.45      2.67      518,661    15.60        15.60      1.05      1.54
HTHR       24.53      125.77       125.77       5.78        --      863,096     5.94         5.94      0.67      0.72
HZFS       17.48       95.47        95.47       9.34      1.70       85,969     9.79         9.79      1.08      0.55
IFSB       20.24       98.25       112.06       6.41      1.67      262,753     6.52         5.76      0.65      0.33
INBI       18.67      130.05       130.05      23.03      3.17      346,596    17.70        17.70      0.81      1.27
IPSW       20.47      285.40       285.40      16.31      0.92      189,379     5.71         5.71      1.27      0.97
ISBF       22.10      140.55       165.22      18.03      1.62      947,107    12.04        10.43      1.12      0.85
ITLA       12.59      149.96         NA        16.48        --      850,201    10.99          NA       1.42      1.46
IWBK       17.10      255.50       261.07      17.32      1.52    1,832,582     6.78         6.64      2.31      1.10
JSB        17.66      125.74       125.74      28.73      3.13    1,531,115    22.85        22.85      2.53      1.70
JSBA       15.19      135.64       174.83      12.59      1.23    1,292,021     8.54         6.75      2.14      0.77
JXVL        7.29      122.69       122.69      18.30      3.01      226,182    14.92        14.92      2.28      1.33
KFBI       22.35      122.03       122.03      26.15      1.58      727,903    19.55        19.55      0.85      1.19
KNK        15.05      110.94       118.05      12.30      1.63      341,678    11.09        10.49      1.96      0.82
KSAV       12.01      114.13       114.20      15.43      3.24      106,121    13.52        13.52      1.54      1.24
KSBK       10.04      150.71       159.38      10.82      0.63      145,888     7.18         6.81      1.27      1.08
KYF        15.87      110.89       110.89      18.35      4.04       88,959    16.55        16.55      0.78      1.13
LARK       16.80      116.91       116.91      16.12      1.86      228,100    13.79        13.79      1.28      1.04
LARL       11.50      145.86       145.86      14.63      2.42      211,987    10.03        10.03      1.87      1.43
LIFB       18.66      154.49       159.08      16.29      1.95    1,488,257    10.55        10.28      1.32      0.86
LISB       23.00      175.35       177.11      15.77      1.54    5,908,737     8.99         8.91      1.69      0.72
LOGN       15.16      112.56       112.56      21.60      2.81       83,152    19.19        19.19      0.94      1.51
LONF       19.48      102.74       102.74      20.21      1.60       38,240    19.66        19.66      0.77      0.99
LSBI       14.52      104.17       104.17       9.90      1.65      194,117     8.85         8.85      1.42      0.68
LSBX        8.36      152.68       152.68      13.27        --      366,318     8.69         8.69      1.36      1.73
LVSB       18.43      161.98       202.58      15.42      0.78      481,646     9.52         7.76      1.75      0.95
LXMO       20.89      107.77       107.77      30.51      1.89       59,236    28.32        28.32      0.76      1.32
MAFB       13.60      184.63       211.32      14.37      0.90    3,321,464     7.78         6.87      2.28      1.16
MARN       14.84      104.12       104.12      23.46      3.83      173,304    22.54        22.54      1.55      1.67
MASB       15.19      143.37       143.37      15.25      2.49      905,417    10.64        10.64      3.39      1.04
MBB        21.85      110.52       225.19       8.17      2.57      813,902     8.92         5.36      1.07      0.51
MBB        21.85      110.52       225.19       8.17      2.57      813,902     8.92         5.36      1.07      0.51
MBLF       17.67      106.92       106.92      12.99      1.70      234,824    12.15        12.15      1.33      0.85
MCBN       15.42      116.52       116.52      10.03      2.02       59,739     8.60         8.60      1.67      0.67
MCBS       14.15      150.53       150.53      14.38      1.33      408,590     9.39         9.39      2.12      1.17
MDBK       13.81      142.42       152.85      12.81      2.38    1,072,557     8.99         8.43      2.19      1.01

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
MECH        8.07      142.81       142.81      14.61        --      823,575    10.23        10.23      2.82      1.95
MERI       13.78      167.29       167.29      13.72      1.73      228,485     8.20         8.20      2.94      1.05
METF       15.50      203.36       224.82       8.05        --      821,280     3.96         3.59      1.21      0.54
MFBC       19.27      104.74       104.74      14.30      1.52      248,241    13.65        13.65      1.09      0.86
MFFC       24.33      111.13       111.13      15.74      4.40      199,886    13.14        13.14      0.56      0.69
MFLR       14.63      136.26       138.67      12.85      3.33      124,688     9.43         9.28      1.23      0.93
MFSL       13.74      144.15       145.99      12.08      1.84    1,157,445     8.38         8.29      3.17      0.89
MIVI       17.82       96.33        96.33      18.19      1.03       69,775    18.88        18.88      0.87      1.03
MLBC       18.58      153.51       156.25      10.71      1.91    2,071,285     6.98         6.87      1.13      0.68
MSBF       16.67      132.74       132.74      22.57      2.07       74,698    16.99        16.99      0.81      1.46
MWBI       12.06      116.57       116.57       8.05      1.77      146,542     6.91         6.91      2.81      0.75
MWBX       12.25      206.95       206.95      15.39      1.92      566,517     7.45         7.45      0.51      1.37
MWFD       16.94      187.33       194.26      16.51      1.62      207,050     8.81         8.52      1.24      1.09
NASB       13.80      212.53       219.65      16.94      1.55      689,246     7.97         7.73      3.75      1.18
NBN        22.16      108.41       125.43       7.53      2.19      247,525     7.76         6.88      0.66      0.50
NEIB       14.44      110.27       110.27      16.75      1.91      176,309    15.19        15.19      1.16      1.21
NHTB       23.42      145.07       171.22      10.84      3.01      313,038     7.48         6.41      0.71      0.51
NMSB       21.98      154.17       154.17      15.13      1.88      323,061     9.82         9.82      0.58      0.80
NSLB       31.04      112.81       112.81      22.07      2.69       59,711    19.56        19.56      0.60      0.77
NSSB       19.23      170.07       188.39      18.99      2.24      712,699    11.17        10.19      1.30      1.05
NSSY       50.37      159.01       164.35      12.44      1.17      663,668     7.82         7.59      0.68      0.31
NTMG       32.35      149.66       149.66       8.52        --       93,645     6.17         6.17      0.34      0.38
NWEQ       15.42      115.95       115.95      14.28      3.15       96,891    11.45        11.45      1.07      0.98
NYB        15.93      397.80       397.80      20.22      1.95    3,283,653     5.08         5.08      1.93      1.45
OFCP       19.73      164.92       205.45      14.40      1.58      861,334     8.73         7.13      1.28      0.76
OHSL       15.60      109.62       109.62      12.09      3.79      230,035    11.03        11.03      1.49      0.85
PALM       21.45      153.09       153.09      12.62      0.76      664,863     8.24         8.24      0.74      0.60
PAMM        6.04      152.10       152.10      32.80        --      136,110    21.57        21.57      3.89      9.57
PBCI       14.21      124.85       125.83      15.90      4.82      370,987    12.74        12.65      1.46      1.24
PBKB       20.31      174.54       181.36       9.97      2.71      585,678     5.71         5.51      0.80      0.53
PCBC       15.19      108.98       108.98      20.92      1.95       81,105    19.20        19.20      1.35      1.07
PCCI       15.25      170.39       170.39      12.07        --      371,126     7.08         7.08      1.00      0.98
PDB        36.25      146.56       146.56      24.37      3.68      122,761    16.63        16.63      0.30      0.64
PEEK       21.96      110.47       110.47      28.42      2.22      182,560    25.73        25.73      0.74      1.29
PERM       19.17      116.51       118.25      10.67      1.74      433,239     9.16         9.04      1.20      0.62
PFDC       13.31      128.71       128.71      19.57      2.42      287,564    15.20        15.20      1.86      1.46
PFFB       30.75      133.53       134.92      13.78        --    2,631,413    10.32        10.22      0.63      0.46
PFNC       21.92      244.43       276.70      12.98      0.84      418,658     5.26         4.68      0.65      0.64
PFSB       13.88      132.84       158.82      10.58      0.97    1,321,751     7.36         6.23      2.09      0.84
PHBK       15.19      237.00       281.23      18.30      2.03    5,591,180     7.72         6.59      2.46      1.31
PHFC       21.06      136.35       137.90      14.89      1.24      256,265    10.92        10.81      0.92      0.80
PKPS       20.66      127.15       127.15      10.64      1.34      880,196     8.37         8.37      0.36      0.54
PMFI       34.70      111.81       111.81       9.54      1.49      397,229     8.53         8.53      0.58      0.29
PRBC       20.11      106.00       106.00      11.80      0.69      135,721    11.13        11.13      0.87      0.65
PSBK       13.28      151.25       169.32      12.93      2.29      878,823     8.55         7.71      2.24      0.97
PTRS       12.00      109.24       109.24       9.64      1.50      121,189     8.83         8.83      2.00      0.84
PULS       11.99      150.40       150.40      12.10      3.42      520,203     8.05         8.05      1.71      1.06
PVFC        8.94      218.34       218.34      15.33        --      356,251     7.02         7.02      2.39      1.35
PVSA       11.99      157.77       158.97      11.97      1.78      991,239     7.58         7.53      2.44      1.08
PWBC       15.16      131.63       140.80      10.63      2.00      816,954     8.08         7.59      1.08      0.66
QCBC       20.75      138.89       138.98      12.18        --      801,402     8.77         8.76      1.00      0.61
QCFB       14.25      134.35       134.35      24.30        --      149,637    18.09        18.09      1.79      1.66
QCSB       25.49      262.23       262.23      36.09      1.92    1,466,906    11.85        11.85      2.04      1.61
RARB       14.74      178.29       181.19      14.14      2.16      379,428     7.93         7.81      1.51      1.03
REDF       22.64      155.81       156.40      13.17        --      912,237     8.46         8.42      0.74      0.64
RELY       16.76      161.81       224.55      13.32      2.13    1,976,764     8.23         6.07      1.79      0.87
ROSE       16.59      203.53       203.53      13.57      2.19    3,551,783     6.20         6.20      1.65      0.89
SFED       17.70      111.63       111.63      13.92      1.44      172,849    12.47        12.47      1.10      0.79

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
SFFC       15.17      113.17       113.17      20.12      1.82       85,679    17.78        17.78      1.45      1.37
SFIN       13.69      134.89       135.18      13.12      2.35      673,214     9.73         9.71      1.37      0.90
SFSB       16.27      125.46       125.92       8.13      1.16      426,705     6.48         6.46      1.69      0.56
SFSL       14.92      237.07       240.93      22.32      1.66      653,226     9.42         9.28      1.29      1.34
SISB        9.09      163.84       163.84      11.66      1.87    1,434,545     7.20         7.20      3.30      1.38
SKAN       13.16      126.48       130.51       8.66      1.78      247,697     6.85         6.65      1.71      0.68
SMBC       16.91      108.83       108.83      17.05      2.90      165,688    15.67        15.67      1.02      1.01
SOBI       28.51       92.75        92.75      15.61      1.97       79,080    15.40        15.40      0.57      0.57
SOPN       17.41      111.58       111.58      25.48      3.93      294,217    22.84        22.84      1.17      1.69
SOSA       14.50      184.95       184.95      11.73        --      514,502     6.33         6.33      0.25      0.79
SPBC       17.05      192.80       193.30      16.58      1.78    4,611,394     8.60         8.58      1.32      1.04
STFR       18.39      146.82       166.12      11.45      1.35    1,645,539     7.88         7.03      1.93      0.71
STSA       21.54      146.88       168.47       5.90        --    1,686,395     5.54         5.04      0.83      0.44
SWBI       15.24      133.13       133.13      14.63      3.64      378,325    11.00        11.00      1.37      1.01
SWCB       14.06      157.23       164.24      12.50      3.66      501,894     7.95         7.63      2.33      0.98
TBK        15.74      166.27       171.12      11.54      1.14      238,227     6.94         6.76      1.12      0.79
THR        17.61      107.52       107.94      14.79      2.44       91,165    13.76        13.71      0.93      0.83
THRD       17.37      104.06       118.65      12.51      2.04      640,746    11.12         9.89      1.13      0.73
TPNZ       21.01      123.59       123.59      21.03      1.61      124,150    17.02        17.02      0.83      1.00
TRIC       16.49      101.07       101.07      15.48      2.64       89,457    15.32        15.32      1.38      1.02
TSH        15.87      117.51       117.51      15.44      2.74      406,253    13.14        13.14      1.15      0.96
TWIN       20.36      122.14       122.14      15.70      3.24      107,345    12.86        12.86      0.97      0.75
UBMT       20.26      117.85       117.85      26.69      4.17      107,723    22.65        22.65      1.16      1.34
USAB       34.00      131.99       134.49      12.92        --       48,303    10.76        10.58      0.25      0.55
VABF       24.56      164.71       164.71      11.28      1.43      617,818     6.85         6.85      0.57      0.46
WAMU       24.44      303.70       320.02      16.21      1.73   48,763,153     5.24         5.00      2.56      0.71
WBST       15.87      200.72       234.96      10.08      1.60    5,943,766     5.02         4.32      3.15      0.71
WCBI       16.35      135.56       135.56      20.66      2.31      311,613    15.24        15.24      1.59      1.41
WEFC       14.79      110.22       110.22      15.64      2.98      202,035    14.19        14.19      1.09      1.06
WFI        12.50      138.64       141.64       9.86      2.92      317,392     7.11         6.97      1.26      0.88
WFSL       12.10      179.91       196.98      21.73      3.49    5,760,385    12.08        11.15      2.18      1.84
WHGB       26.29      107.70       107.70      22.24      1.31      100,235    20.66        20.66      0.58      0.85
WRNB       10.67      178.21       178.21      18.48      2.97      358,021    10.37        10.37      1.64      1.83
WSB        16.46      133.66       133.66      11.10      1.48      258,330     8.30         8.30      0.41      0.73
WSFS       10.43      229.43       231.26      11.94        --    1,508,540     5.20         5.16      1.39      1.34
WSTR       17.98      116.06       145.10      12.67      2.02      955,639    10.91         8.92      1.21      0.82
WVFC       13.04      145.46       145.46      16.23      2.92      294,693    11.16        11.16      2.10      1.32
WWFC       15.98      134.84       151.35      12.31      0.94      111,394     9.13         8.21      1.33      0.84
WYNE       21.62      145.99       145.99      19.49      0.83      261,027    13.35        13.35      1.11      0.92
YFCB       16.75      121.99       121.99      18.18      1.39      288,089    14.90        14.90      1.03      1.15
YFED       19.05      168.07       168.07      14.47      2.50    1,162,393     8.61         8.61      1.26      0.77
271
Maximum    80.56      397.80       397.80      39.87      4.97   48,763,153    33.52        33.52      7.98      9.57
Minimum     2.45       75.09        75.09       5.01        --       38,240     3.33         2.78      0.04      0.02
Average    17.82      146.57       153.42      14.98      1.80    1,554,864    10.87        10.60      1.46      0.99
Median     16.55      138.35       142.81      14.11      1.76      383,263     9.41         8.91      1.28      0.91

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
AADV        9.89         N      08/22/97     0.44     15.36      0.72        0.98        10.77
ABBK       10.71         N      08/22/97     0.17     14.63      0.50        0.81        11.68
ABCL        8.48         N      08/22/97     0.15     17.57      0.45        0.77         8.35
ABCW       15.09         N      08/22/97     0.92      7.42      0.91        0.91        13.93
AFCB       11.14         N      08/22/97     0.39     15.27      0.44        1.10        11.18
AHM        13.79         N      08/22/97     1.90     16.92      0.75        0.73        14.74
ALBC        3.90         N      08/22/97     0.60     12.92      0.45        0.69         7.68
ALBK       11.23         N      08/22/97     0.71     14.18      0.67        1.05        11.37
AMFC        4.54         N      08/22/97     0.81     22.06      0.17        0.67         4.28
ANDB       14.33         N      08/22/97     1.01     12.40      0.60        1.00        12.54
ASBI        7.64         N      08/22/97     0.40     18.50      0.25        0.83         7.60
ASBP        4.31         N      08/22/97     1.56     22.32      0.14        0.85         5.43
ASFC       10.05         N      08/22/97     0.45     17.19      0.68        0.75         9.80
BANC       10.83         N      08/22/97     0.87     15.94      0.20        0.66        11.50
BDJI        5.45         N      08/22/97     0.23     16.10      0.33        0.69         6.25
BFD         6.48         N      08/22/97     0.52     18.06      0.27        0.65         7.14
BFSB        8.90         N      08/22/97       --     16.61      0.38        1.22         8.52
BKC        12.98         N      08/22/97     1.81     12.67      0.73        1.16        14.12
BKCT       12.07         N      08/22/97     1.19     15.25      0.50        1.29        12.72
BKUNA       8.04         N      08/22/97     0.60     20.54      0.14        0.48         8.00
BPLS        0.39         N      08/22/97     2.88     19.42      0.14        0.31         6.30
BVCC       10.26         N      08/22/97     0.79     18.30      0.35        0.60         9.51
BYFC        2.60         N      08/22/97     2.06     17.19      0.16        0.48         4.33
CAFI        9.59         N      08/22/97     0.34     12.01      0.38        1.02        10.59
CAPS       10.16         N      08/22/97     0.17     13.23      0.30        0.96        10.97
CASB        8.53         N      08/22/97     0.39     17.43      0.19        0.61         9.92
CASH        8.12         N      08/22/97     0.85     14.52      0.31        0.92         7.98
CATB        5.10         N      08/22/97     0.47     19.64      0.21        1.35         5.24
CBCI        8.66         N      08/22/97     1.16     12.00      0.87        1.60        10.40
CBSA       12.30         N      08/22/97     0.54     13.58      0.55        0.39        11.51
CBSB        7.78         N      08/22/97     0.56     21.00      0.25        1.08         7.67
CEBK        8.75         N      08/22/97     0.85     15.52      0.31        0.73         7.16
CENF       14.27         N      08/22/97     1.28     14.53      0.57        0.60        11.72
CFB        15.58         N      08/22/97     0.89     12.94      0.78        0.97        16.34
CFCP       16.66         N      08/22/97     0.21     22.10      0.28        1.11        18.07
CFFC        9.23         N      08/22/97     0.39     13.94      0.39        1.16         8.41
CFSB       13.83         N      08/22/97     0.17     14.10      0.47        1.22        15.91
CFTP        5.13         N      08/22/97     0.35     22.19      0.20        1.73         5.13
CFX        11.60         N      08/22/97     0.72     14.75      0.32        0.96        12.20
CIBI        8.18         N      08/22/97     0.72     14.24      0.27        1.01         8.86
CKFB        5.37         N      08/22/97     0.63     19.25      0.25        1.47         6.16
CLAS        4.64         N      08/22/97     0.66     17.50      0.20        0.72         4.89
CMRN        5.51         N      08/22/97     0.24     17.63      0.25        1.26         5.63
CNIT       10.46         N      08/22/97     0.42     15.29      0.83        0.81        11.22
COFI       18.22         N      08/22/97     0.22     13.77      0.96        1.27        18.76
COOP        2.29         N      08/22/97     0.30     20.08      0.33        0.61         8.05
CRZY        4.54         N      08/22/97     0.39     17.97      0.20        1.34         5.07
CSA        10.65         N      08/22/97     1.40     17.09      0.65        0.56        11.43
CTZN       12.75         N      08/22/97     0.41     14.38      0.75        0.89        13.88
CVAL       10.24         N      08/22/97     0.47     17.65      0.34        0.96        10.98
DIBK       23.00         N      08/22/97     0.38      9.09      0.77        1.97        25.24
DME        13.30         N      08/22/97     1.57     19.19      0.25        0.54        10.16
DNFC       14.10         N      08/22/97     0.34     13.19      0.36        0.79        13.96
DSL         9.65         N      08/22/97     0.95     17.92      0.30        0.57         8.03
EFBI        6.28         N      08/22/97     0.03     17.97      0.28        0.85         6.97
EIRE       12.99         N      08/22/97     0.40     12.80      0.42        0.93        13.30
EMLD       11.63         N      08/22/97     0.14     12.07      0.29        0.98        13.07

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
EQSB       14.49         N      08/22/97     0.15     11.43      0.82        0.70        13.83
ESBK        5.53         N      08/22/97     0.65     16.61      0.35        0.43         6.85
ETFS        3.38         N      08/22/97     0.17     24.67      0.19        0.65         3.51
FBBC        8.92         N      08/22/97     0.07     14.73      0.28        0.98        10.10
FBCI        7.37         N      08/22/97     0.80     14.44      0.37        0.84         8.12
FBER        4.69         N      08/22/97     0.83     21.13      0.21        0.85         5.57
FBHC        8.10         N      08/22/97     0.37     18.60      0.43        0.60         9.70
FBSI        7.33         N      08/22/97     0.08     15.54      0.39        1.14         7.96
FCME       53.47         N      08/22/97     1.95     13.44      0.20        0.73         8.06
FDEF        4.57         N      08/22/97     0.45     23.44      0.16        1.08         5.05
FED        11.28         N      08/22/97     1.39     16.28      0.50        0.51        10.73
FESX       11.63         N      08/22/97     0.56     15.18      0.28        0.72        10.19
FFBA        8.59         N      08/22/97     0.23     15.90      0.28        1.19         9.25
FFBH        6.61         N      08/22/97     0.19     22.83      0.23        0.81         5.24
FFBI        5.11         N      08/22/97     0.39     22.92      0.21        0.38         4.64
FFBS        7.62         N      08/22/97     0.03     15.44      0.34        1.62         8.37
FFBZ       12.66         N      08/22/97     0.47     14.45      0.32        1.11        14.72
FFCH       13.67         N      08/22/97     1.61     14.35      0.54        0.84        13.68
FFDB        9.54         N      08/22/97     0.72     12.16      0.34        0.98        10.05
FFED        5.39         N      08/22/97     0.12     11.18      0.19        0.80        15.52
FFES       11.12         N      08/22/97     0.31     14.17      0.56        0.64        10.10
FFFC        9.56         N      08/22/97     0.18     17.91      0.41        1.35        10.37
FFFD        7.43         N      08/22/97     0.12     14.17      0.30        1.84         7.80
FFHH        6.65         N      08/22/97     0.03     15.63      0.29        0.87         7.55
FFHS        7.08         N      08/22/97     0.41     14.71      0.34        0.73         8.16
FFIC        5.62         N      08/22/97     0.29     17.46      0.29        1.01         6.49
FFKY       11.20         N      08/22/97     0.23     13.65      0.38        1.68        12.28
FFLC        6.56         N      08/22/97     0.19     18.11      0.39        0.96         6.91
FFOH        6.61         N      08/22/97     0.08     17.39      0.23        0.94         7.17
FFPB        0.35         N      08/22/97     0.70     19.66      0.41        0.52         7.79
FFSL        6.20         N      08/22/97     0.37     17.88      0.18        0.64         6.17
FFWC       10.49         N      08/22/97     0.16     13.54      0.54        0.93         9.35
FFWD        9.76         N      08/22/97     0.02     17.19      0.24        1.29        10.36
FFYF        8.06         N      08/22/97     0.67     13.69      0.50        1.33         9.62
FGHC        9.53         N      08/22/97     1.41     15.63      0.12        1.00        11.97
FIBC       10.16         N      08/22/97     1.71     12.19      0.40        0.96        10.04
FKFS       10.49         N      08/22/97     1.60     12.50      0.55        0.78        10.93
FKKY        3.34         N      08/22/97       --     24.38      0.10        0.95         3.69
FLAG        1.70         N      08/22/97     4.27     19.08      0.19        0.68         7.17
FLFC       12.83         N      08/22/97     0.81     13.87      0.41        1.01        13.69
FMCO       15.76         N      08/22/97     1.06     11.35      0.60        1.05        16.36
FMSB       15.01         N      08/22/97       --     13.40      0.38        0.99        14.73
FNGB        7.86         N      08/22/97     0.06     10.28      0.31        0.89         7.82
FOBC        8.35         N      08/22/97     0.15     15.26      0.34        0.93         8.36
FRC         9.49         N      08/22/97     1.01     17.33      0.34        0.65         8.73
FSBI       11.94         N      08/22/97     0.31     13.28      0.40        0.75        10.90
FSPG       14.79         N      08/22/97     0.64     12.50      0.40        0.86        12.91
FSTC       19.95         N      08/22/97      NA       5.08      1.55        3.68        38.97
FTF        10.43         N      08/22/97     0.12     11.87      0.47        1.86        11.74
FTFC       13.96         N      08/22/97      NA      17.01      0.36        0.93        14.48
FTSB        4.47         N      08/22/97     1.42     11.62      0.23        1.38         8.60
FWWB        7.58         N      08/22/97     0.29     18.85      0.32        1.21         8.28
GAF         5.80         N      08/22/97     0.12     16.89      0.26        1.10         6.97
GBCI       16.25         N      08/22/97     0.12     13.60      0.34        1.64        17.10
GDW        19.73         N      08/22/97     1.31     13.71      1.50        0.88        13.91
GFCO        7.47         N      08/22/97     0.11     12.50      0.52        0.83         8.67
GFSB       10.24         N      08/22/97     1.54     12.95      0.28        1.27        11.06
GPT         9.59         N      08/22/97     2.89     17.50      0.90        1.12        10.49

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
GSB        10.56         N      08/22/97     1.46     16.50      0.43        0.74        11.55
GSBC       17.00         N      08/22/97     1.91     11.72      0.36        1.66        19.65
GTFN        7.50         N      08/22/97     0.36     20.16      0.42        0.77         8.37
GUPB        4.89         N      08/22/97     0.18     22.32      0.21        0.81         4.74
HALL        8.62         N      08/22/97     0.15     11.44      0.47        0.67         9.40
HARB       14.82         N      08/22/97     0.46     17.35      0.67        1.21        14.61
HARL       16.03         N      08/22/97       --     12.85      0.53        1.09        16.89
HAVN       13.80         N      08/22/97     0.74     18.56      0.50        0.53         8.81
HBBI        4.03         N      08/22/97     0.38     18.30      0.28        0.72         5.67
HBFW        6.29         N      08/22/97       --     17.24      0.31        0.89         6.61
HBNK        9.20         N      08/22/97     3.09     11.42      0.58        1.10        14.97
HBS         7.72         N      08/22/97     1.97     14.39      0.33        1.12         7.99
HFFB        4.99         N      08/22/97       --     19.06      0.20        1.39         5.23
HFFC        9.66         N      08/22/97     0.33     12.50      0.45        0.99        10.56
HFSA        5.37         N      08/22/97     0.09     17.19      0.24        0.77         6.00
HHFC        4.44         N      08/22/97     0.11     15.46      0.19        0.80         6.56
HIFS       12.54         N      08/22/97     0.41     11.58      0.51        1.27        13.18
HMCI        6.80         N      08/22/97     2.91     17.12      0.23        0.51         7.88
HMNF        5.90         N      08/22/97     0.08     19.76      0.31        0.87         5.99
HOMF       14.67         N      08/22/97     0.45     13.77      0.54        1.13        13.40
HPBC       15.76         N      08/22/97       --     10.83      0.45        1.68        15.74
HRBF        5.41         N      08/22/97     0.05     19.13      0.25        0.74         5.80
HRZB        9.82         N      08/22/97       --     13.39      0.28        1.57        10.19
HTHR       13.27         N      08/22/97     8.93      7.47      0.55        1.59        28.90
HZFS        5.25         N      08/22/97     0.96     22.47      0.21        0.43         4.23
IFSB        4.92         N      08/22/97     2.03     16.45      0.20        0.39         5.96
INBI        6.78         N      08/22/97     0.22     14.54      0.26        1.51         8.43
IPSW       16.21         N      08/22/97     1.52     17.57      0.37        1.03        17.52
ISBF        6.26         N      08/22/97      NA      22.10      0.28        0.76         6.27
ITLA       12.69         N      08/22/97     1.47     11.76      0.38        1.45        12.99
IWBK       16.39         N      08/22/97     0.64     16.19      0.61        1.10        16.36
JSB         7.77         N      08/22/97      NA      16.19      0.69        1.85         8.24
JSBA        9.84         N      08/22/97     0.46     14.77      0.55        0.81         9.67
JXVL        8.42         N      08/22/97     0.78     10.14      0.41        1.75        11.48
KFBI        5.38         N      08/22/97     0.08     21.59      0.22        1.16         5.81
KNK         7.89         N      08/22/97     0.61     14.75      0.50        0.88         8.12
KSAV        8.86         N      08/22/97     0.35     12.17      0.38        1.39        10.15
KSBK       15.21         N      08/22/97     1.75     10.63      0.30        0.98        13.70
KYF         5.83         N      08/22/97       --     15.47      0.20        1.17         7.19
LARK        7.02         N      08/22/97     0.04     17.34      0.31        0.97         6.90
LARL       13.82         N      08/22/97     0.43     11.20      0.48        1.39        13.58
LIFB        8.06         N      08/22/97     0.39     18.66      0.33        0.89         8.33
LISB        7.63         N      08/22/97     1.03     22.09      0.44        0.71         7.78
LOGN        7.40         N      08/22/97     0.61     14.84      0.24        1.46         7.53
LONF        4.77         N      08/22/97     0.80     22.06      0.17        0.85         4.30
LSBI        7.38         N      08/22/97     1.17     13.57      0.38        0.70         7.88
LSBX       20.78         N      08/22/97     0.30      8.89      0.32        1.60        18.57
LVSB        9.52         N      08/22/97     0.98     14.66      0.55        1.14        11.56
LXMO        4.46         N      08/22/97     0.48     18.04      0.22        1.52         5.43
MAFB       14.83         N      08/22/97     0.43     12.11      0.64        1.24        15.73
MARN        7.28         N      08/22/97     0.81     14.38      0.40        1.72         7.53
MASB       10.20         N      08/22/97     0.16     13.99      0.92        1.13        10.85
MBB         5.95         N      08/22/97     0.71     19.48      0.30        0.56         6.37
MBB         5.95         N      08/22/97     0.71     19.48      0.30        0.56         6.37
MBLF        6.52         N      08/22/97     0.25     18.36      0.32        0.79         6.21
MCBN        7.57         N      08/22/97     0.73     13.14      0.49        0.76         8.77
MCBS       11.06         N      08/22/97     0.15     12.71      0.59        1.18        11.85
MDBK       11.31         N      08/22/97     0.37     13.50      0.56        1.00        11.31

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
MECH       19.68         N      08/22/97     1.13      4.12      1.38        3.60        36.83
MERI       13.46         N      08/22/97     0.22     11.38      0.89        1.27        15.91
METF       13.86         N      08/22/97     0.49     13.79      0.34        0.59        15.15
MFBC        5.53         N      08/22/97       --     17.50      0.30        0.85         6.06
MFFC        4.30         N      08/22/97     0.15     22.71      0.15        0.70         5.11
MFLR        9.66         N      08/22/97     1.02     12.16      0.37        1.08        11.33
MFSL       10.76         N      08/22/97     0.44     15.34      0.71        0.80         9.60
MIVI        5.77         N      08/22/97     0.28     14.90      0.26        1.18         6.82
MLBC        9.23         N      08/22/97     0.46     22.83      0.23        0.52         7.41
MSBF        7.85         N      08/22/97     0.06     14.67      0.23        1.43         8.39
MWBI       10.82         N      08/22/97     0.77     10.86      0.78        0.81        11.75
MWBX       17.82         N      08/22/97     0.70     11.16      0.14        1.36        18.35
MWFD       12.59         N      08/22/97     0.12     15.91      0.33        1.11        12.75
NASB       16.39         N      08/22/97     3.34     12.56      1.03        1.30        17.21
NBN         6.24         N      08/22/97     1.37     14.06      0.26        0.66         8.48
NEIB        7.43         N      08/22/97     0.40     13.09      0.32        1.20         7.88
NHTB        6.82         N      08/22/97     0.74     14.33      0.29        0.89        11.96
NMSB        7.67         N      08/22/97     0.87     21.25      0.15        0.81         8.07
NSLB        3.72         N      08/22/97     0.02     24.51      0.19        0.94         4.78
NSSB        9.60         N      08/22/97     1.29     18.94      0.33        1.06         9.55
NSSY        3.97         N      08/22/97     1.35     19.46      0.44        0.65         8.20
NTMG        6.31         N      08/22/97     1.11     25.00      0.11        0.49         7.99
NWEQ        8.16         N      08/22/97     1.25     12.89      0.32        1.02         8.96
NYB        27.70         N      08/22/97     1.09     13.25      0.58        1.63        32.18
OFCP        8.36         N      08/22/97     0.16     16.61      0.38        0.87        10.01
OHSL        7.42         N      08/22/97     0.01     14.53      0.40        0.86         7.92
PALM        7.44         N      08/22/97     2.12     15.88      0.25        0.82         9.99
PAMM       49.37         N      08/22/97     3.47      3.46      1.70       13.21        58.78
PBCI        8.63         N      08/22/97     2.14     11.79      0.44        1.37        10.69
PBKB        9.27         N      08/22/97     0.82     21.38      0.19        0.50         8.86
PCBC        5.72         N      08/22/97       --     17.08      0.30        1.16         6.18
PCCI       12.40         N      08/22/97     1.29     12.71      0.30        1.04        14.25
PDB         3.09         N      08/22/97     0.65     20.91      0.13        1.15         6.76
PEEK        4.71         N      08/22/97     0.71     23.90      0.17        1.13         4.38
PERM        6.52         N      08/22/97     1.09     18.55      0.31        0.58         6.32
PFDC        9.55         N      08/22/97     0.34     12.89      0.48        1.53        10.08
PFFB        4.07         N      08/22/97     1.73     23.07      0.21        0.57         5.46
PFNC       12.31         N      08/22/97     1.46     16.19      0.22        0.84        15.89
PFSB       10.78         N      08/22/97     0.59     13.18      0.55        0.83        11.06
PHBK       16.17         N      08/22/97     0.83     14.60      0.64        1.30        16.19
PHFC        6.03         N      08/22/97     1.60     19.38      0.25        0.73         6.50
PKPS        6.52         N      08/22/97     3.81     20.66      0.09        0.58         6.85
PMFI        3.34         N      08/22/97     0.39     21.88      0.23        0.45         5.30
PRBC        4.97         N      08/22/97     0.30     16.20      0.27        0.68         5.98
PSBK       11.84         N      08/22/97     0.84     13.28      0.56        0.97        11.59
PTRS        9.48         N      08/22/97     0.50      9.23      0.65        1.06        11.83
PULS       13.51         N      08/22/97     0.57     11.39      0.45        1.10        13.79
PVFC       19.93         N      08/22/97     0.90     13.36      0.40        1.24        17.94
PVSA       14.91         N      08/22/97     0.27     11.79      0.62        1.07        14.75
PWBC        8.86         N      08/22/97     0.65     15.16      0.27        0.71         9.02
QCBC        6.72         N      08/22/97     1.31     17.29      0.30        0.70         7.87
QCFB        8.76         N      08/22/97     0.27     14.17      0.45        1.55         8.53
QCSB       11.15         N      08/22/97     0.57     24.07      0.54        1.54        12.67
RARB       13.25         N      08/22/97     0.29     15.03      0.37        0.99        12.53
REDF        8.06         N      08/22/97     2.19     12.69      0.33        1.06        12.65
RELY       10.51         N      08/22/97     0.77     15.63      0.48        0.90        11.10
ROSE       14.28         N      08/22/97     0.45     15.55      0.44        0.88        14.63
SFED        6.18         N      08/22/97     0.68     21.16      0.23        0.63         5.07

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
SFFC        7.36         N      08/22/97      NA      12.79      0.43        1.55         8.78
SFIN        9.33         N      08/22/97     0.38     14.20      0.33        0.82         8.78
SFSB        8.52         N      08/22/97     0.48     15.99      0.43        0.55         8.49
SFSL       14.39         N      08/22/97     0.28     18.51      0.26        1.35        14.52
SISB       18.99         N      08/22/97     0.43     14.42      0.52        0.83        11.63
SKAN       10.07         N      08/22/97     1.46     12.23      0.46        0.72        10.38
SMBC        6.29         N      08/22/97     1.10     17.25      0.25        0.96         6.06
SOBI        3.28         N      08/22/97     0.25     22.57      0.18        0.67         4.04
SOPN        6.96         N      08/22/97     0.08     15.92      0.32        1.80         7.60
SOSA       13.61         N      08/22/97     6.28      9.06      0.10        1.33        21.58
SPBC       11.66         N      08/22/97     0.21     15.63      0.36        1.11        12.61
STFR        8.11         N      08/22/97     0.16     15.57      0.57        0.79         9.57
STSA        7.84         N      08/22/97     0.61     17.88      0.25        0.49         8.97
SWBI        9.54         N      08/22/97     0.30     14.91      0.35        1.02         9.50
SWCB       12.17         N      08/22/97     0.81     14.36      0.57        0.91        11.42
TBK        11.78         N      08/22/97     2.13     14.69      0.30        0.83        11.73
THR         5.71         N      08/22/97     1.21     18.61      0.22        0.77         5.49
THRD        6.42         N      08/22/97     0.33     16.92      0.29        0.73         6.60
TPNZ        5.63         N      08/22/97     1.28     24.22      0.18        0.84         4.85
TRIC        6.79         N      08/22/97       --     14.58      0.39        1.08         7.09
TSH         6.97         N      08/22/97     0.27     16.29      0.28        0.93         6.88
TWIN        5.88         N      08/22/97     0.08     16.46      0.30        0.91         7.08
UBMT        5.74         N      08/22/97     0.39     19.58      0.30        1.39         5.81
USAB        4.05         N      08/22/97     0.67     17.71      0.12        0.80         6.93
VABF        6.82         N      08/22/97     0.68     20.59      0.17        0.54         7.98
WAMU       12.58         N      08/22/97     0.81     16.82      0.93        0.98        18.47
WBST       13.33         N      08/22/97     0.85     13.02      0.96        0.82        16.31
WCBI        9.13         N      08/22/97     0.60     15.85      0.41        1.43         9.40
WEFC        7.56         N      08/22/97     0.21     14.40      0.28        1.06         7.44
WFI        12.23         N      08/22/97     0.29     11.58      0.34        0.86        12.00
WFSL       15.84         N      08/22/97     0.73     11.77      0.56        1.87        15.71
WHGB        3.72         N      08/22/97     0.15     22.43      0.17        0.93         4.37
WRNB       18.86         N      08/22/97     1.08     10.67      0.41        1.85        18.09
WSB         8.66         N      08/22/97      NA      16.88      0.10        0.72         8.67
WSFS       23.57         N      08/22/97     1.66     10.98      0.33        1.12        21.27
WSTR        6.48         N      08/22/97     0.17     15.54      0.35        0.83         7.53
WVFC       10.73         N      08/22/97     0.30     13.69      0.50        1.21        10.88
WWFC        8.78         N      08/22/97       --     14.36      0.37        0.86         9.42
WYNE        6.16         N      08/22/97     0.91     22.22      0.27        0.83         6.02
YFCB        6.81         N      08/22/97     0.57     15.97      0.27        1.13         7.48
YFED        9.46         N      08/22/97     1.24     17.65      0.34        0.84         9.96
271
Maximum    53.47                             8.93     25.00      1.70       13.21        58.78
Minimum     0.35                               --      3.46      0.09        0.31         3.51
Average     9.75                             0.76     15.81      0.40        1.05        10.45
Median      8.76                             0.48     15.45      0.34        0.93         9.40

           Exhibit II.2 -- Selected Publicly Held Mid-Atlantic Thrifts


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
ALBC     Albion Banc Corp.                Albion               NY      MA        SAIF       NASDAQ    07/26/93    23.250        6.12
ALBK     ALBANK Financial Corp.           Albany               NY      MA        SAIF       NASDAQ    04/01/92    38.000      487.34
ASFC     Astoria Financial Corp.          Lake Success         NY      MA        SAIF       NASDAQ    11/18/93    46.750      973.76
CATB     Catskill Financial Corp.         Catskill             NY      MA         BIF       NASDAQ    04/18/96    16.500       77.88
CVAL     Chester Valley Bancorp Inc.      Downingtown          PA      MA        SAIF       NASDAQ    03/27/87    24.000       49.41
DME      Dime Bancorp Inc.                New York             NY      MA         BIF        NYSE     08/19/86    19.188    1,990.16
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93    37.500       22.58
ESBK     Elmira Savings Bank (The)        Elmira               NY      MA         BIF       NASDAQ    03/01/85    23.250       16.42
FBBC     First Bell Bancorp Inc.          Pittsburgh           PA      MA        SAIF       NASDAQ    06/29/95    16.500      107.43
FBER     1st Bergen Bancorp               Wood-Ridge           NJ      MA        SAIF       NASDAQ    04/01/96    17.750       53.26
FFIC     Flushing Financial Corp.         Flushing             NY      MA         BIF       NASDAQ    11/21/95    20.250      161.57
FIBC     Financial Bancorp Inc.           Long Island City     NY      MA        SAIF       NASDAQ    08/17/94    19.500       33.58
FKFS     First Keystone Financial         Media                PA      MA        SAIF       NASDAQ    01/26/95    27.500       33.77
FMCO     FMS Financial Corporation        Burlington           NJ      MA        SAIF       NASDAQ    12/14/88    27.250       65.06
FSBI     Fidelity Bancorp Inc.            Pittsburgh           PA      MA        SAIF       NASDAQ    06/24/88    21.250       32.93
FSPG     First Home Bancorp Inc.          Pennsville           NJ      MA        SAIF       NASDAQ    04/20/87    20.000       54.17
GAF      GA Financial Inc.                Pittsburgh           PA      MA        SAIF        AMSE     03/26/96    17.563      140.24
GPT      GreenPoint Financial Corp.       New York             NY      MA         BIF        NYSE     01/28/94    63.000    2,728.72
HARL     Harleysville Savings Bank        Harleysville         PA      MA        SAIF       NASDAQ    08/04/87    27.250       45.03
HAVN     Haven Bancorp Inc.               Woodhaven            NY      MA        SAIF       NASDAQ    09/23/93    37.125      162.73
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94    19.125       32.39
IFSB     Independence Federal Savings     Washington           DC      MA        SAIF       NASDAQ    06/06/85    13.156       16.84
JSB      JSB Financial Inc.               Lynbrook             NY      MA         BIF        NYSE     06/27/90    44.688      441.25
LARL     Laurel Capital Group Inc.        Allison Park         PA      MA        SAIF       NASDAQ    02/20/87    21.500       31.02
LISB     Long Island Bancorp Inc.         Melville             NY      MA        SAIF       NASDAQ    04/18/94    38.875      931.77
LVSB     Lakeview Financial               West Paterson        NJ      MA        SAIF       NASDAQ    12/22/93    32.250       73.13
MBB      MSB Bancorp Inc.                 Goshen               NY      MA         BIF        AMSE     09/03/92    23.375       66.48
MBB      MSB Bancorp, Inc.                Goshen               NY      MA         BIF        AMSE        NA       23.375       66.48
MFSL     Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF       NASDAQ    06/02/87    43.563      139.84
MLBC     ML Bancorp Inc.                  Villanova            PA      MA        SAIF       NASDAQ    08/11/94    21.000      221.89
NYB      New York Bancorp Inc.            Douglaston           NY      MA        SAIF        NYSE     01/28/88    30.750      663.93
PBCI     Pamrapo Bancorp Inc.             Bayonne              NJ      MA        SAIF       NASDAQ    11/14/89    20.750       58.99
PEEK     Peekskill Financial Corp.        Peekskill            NY      MA        SAIF       NASDAQ    12/29/95    16.250       51.89
PFNC     Progress Financial Corporation   Blue Bell            PA      MA        SAIF       NASDAQ    07/18/83    14.250       54.35
PFSB     PennFed Financial Services Inc   West Orange          NJ      MA        SAIF       NASDAQ    07/15/94    29.000      139.84
PHFC     Pittsburgh Home Financial Corp   Pittsburgh           PA      MA        SAIF       NASDAQ    04/01/96    19.375       38.16
PKPS     Poughkeepsie Financial Corp.     Poughkeepsie         NY      MA        SAIF       NASDAQ    11/19/85     7.438       93.68
PRBC     Prestige Bancorp Inc.            Pleasant Hills       PA      MA        SAIF       NASDAQ    06/27/96    17.500       16.01
PSBK     Progressive Bank Inc.            Fishkill             NY      MA         BIF       NASDAQ    08/01/84    29.750      113.67
PULS     Pulse Bancorp                    South River          NJ      MA        SAIF       NASDAQ    09/18/86    20.500       63.15
PVSA     Parkvale Financial Corporation   Monroeville          PA      MA        SAIF       NASDAQ    07/16/87    29.250      118.61
PWBC     PennFirst Bancorp Inc.           Ellwood City         PA      MA        SAIF       NASDAQ    06/13/90    16.375       86.88
QCSB     Queens County Bancorp Inc.       Flushing             NY      MA         BIF       NASDAQ    11/23/93    52.000      528.06
RARB     Raritan Bancorp Inc.             Raritan              NJ      MA         BIF       NASDAQ    03/01/87    22.250       53.66
RELY     Reliance Bancorp Inc.            Garden City          NY      MA        SAIF       NASDAQ    03/31/94    30.000      263.29
ROSE     TR Financial Corp.               Garden City          NY      MA         BIF       NASDAQ    06/29/93    27.375      482.04
SFED     SFS Bancorp Inc.                 Schenectady          NY      MA        SAIF       NASDAQ    06/30/95    19.469       23.97
SFIN     Statewide Financial Corp.        Jersey City          NJ      MA        SAIF       NASDAQ    10/02/95    18.750       88.32
SKAN     Skaneateles Bancorp Inc.         Skaneateles          NY      MA         BIF       NASDAQ    06/02/86    22.500       21.47
THRD     TF Financial Corporation         Newtown              PA      MA        SAIF       NASDAQ    07/13/94    19.625       80.13
TPNZ     Tappan Zee Financial Inc.        Tarrytown            NY      MA        SAIF       NASDAQ    10/05/95    17.438       26.11
USAB     USABancshares, Inc.              Philadelphia         PA      MA         BIF       NASDAQ       NA        8.500        6.24
WHGB     WHG Bancshares Corp.             Lutherville          MD      MA        SAIF       NASDAQ    04/01/96    15.250       22.30
WSB      Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF        AMSE        NA        6.750       28.67
WSFS     WSFS Financial Corporation       Wilmington           DE      MA         BIF       NASDAQ    11/26/86    14.500      180.11
WVFC     WVS Financial Corp.              Pittsburgh           PA      MA        SAIF       NASDAQ    11/29/93    27.375       47.83
WWFC     Westwood Financial Corporation   Westwood             NJ      MA        SAIF       NASDAQ    06/07/96    21.250       13.71


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
WYNE     Wayne Bancorp Inc.               Wayne                NJ      MA        SAIF       NASDAQ    06/27/96    24.000       50.88
YFCB     Yonkers Financial Corporation    Yonkers              NY      MA        SAIF       NASDAQ    04/18/96    17.250       52.11
YFED     York Financial Corp.             York                 PA      MA        SAIF       NASDAQ    02/01/84    24.000      168.20

Maximum                                                                                                           63.000   2,728.720
Minimum                                                                                                            6.750       6.120
Average                                                                                                           24.396     214.992
Median                                                                                                            21.375      64.105

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
ALBC       24.73       98.43        98.43       8.77      1.38       66,316     8.90         8.90      0.94      0.38
ALBK       14.67      147.00       168.22      13.53      1.58    3,602,227     9.20         8.14      2.59      1.04
ASFC       16.52      163.52       194.71      12.80      1.28    7,664,495     7.83         6.66      2.83      0.79
CATB       20.37      109.42       109.42      27.40      1.70      284,238    25.04        25.04      0.81      1.41
CVAL       19.05      188.68       188.68      16.16      1.83      305,187     8.56         8.56      1.26      0.92
DME        14.87      187.93       197.00       9.91      0.83   20,087,176     5.27         5.04      1.29      0.70
EQSB       11.36      145.35       145.35       7.33        --      308,197     5.04         5.04      3.30      0.73
ESBK       20.95      112.21       117.01       7.21      2.75      227,828     6.30         6.05      1.11      0.35
FBBC       14.35      153.06       153.06      15.04      2.42      714,366     9.82         9.82      1.15      1.23
FBER       25.72      131.77       131.77      18.70      0.68      284,765    14.19        14.19      0.69      0.77
FFIC       20.88      121.40       121.40      18.79      1.19      860,031    15.47        15.47      0.97      0.94
FIBC       12.34      127.04       127.70      11.89      2.05      282,485     9.36         9.32      1.58      1.00
FKFS       13.48      144.05       144.05      10.53      0.73      320,797     7.31         7.31      2.04      0.78
FMCO       12.27      178.81       182.03      11.72      0.73      554,925     6.56         6.45      2.22      1.02
FSBI       12.72      134.24       134.24       9.07      1.69      363,302     6.75         6.75      1.67      0.83
FSPG       11.30      155.64       158.23      10.37      2.00      522,396     6.66         6.56      1.77      0.97
GAF        19.73      123.25       124.56      18.70      2.73      749,748    15.18        15.04      0.89      1.12
GPT        19.27      183.83       326.93      21.34      1.59   13,300,046    10.31         6.07      3.27      1.03
HARL       13.97      204.73       204.73      13.37      1.47      336,666     6.53         6.53      1.95      1.02
HAVN       11.75      153.41       153.98       9.12      1.62    1,781,545     5.95         5.93      3.16      0.84
HRBF       20.56      116.05       116.05      14.97      2.09      216,370    12.89        12.89      0.93      0.70
IFSB       20.24       98.25       112.06       6.41      1.67      262,753     6.52         5.76      0.65      0.33
JSB        17.66      125.74       125.74      28.73      3.13    1,531,115    22.85        22.85      2.53      1.70
LARL       11.50      145.86       145.86      14.63      2.42      211,987    10.03        10.03      1.87      1.43
LISB       23.00      175.35       177.11      15.77      1.54    5,908,737     8.99         8.91      1.69      0.72
LVSB       18.43      161.98       202.58      15.42      0.78      481,646     9.52         7.76      1.75      0.95
MBB        21.85      110.52       225.19       8.17      2.57      813,902     8.92         5.36      1.07      0.51
MBB        21.85      110.52       225.19       8.17      2.57      813,902     8.92         5.36      1.07      0.51
MFSL       13.74      144.15       145.99      12.08      1.84    1,157,445     8.38         8.29      3.17      0.89
MLBC       18.58      153.51       156.25      10.71      1.91    2,071,285     6.98         6.87      1.13      0.68
NYB        15.93      397.80       397.80      20.22      1.95    3,283,653     5.08         5.08      1.93      1.45
PBCI       14.21      124.85       125.83      15.90      4.82      370,987    12.74        12.65      1.46      1.24
PEEK       21.96      110.47       110.47      28.42      2.22      182,560    25.73        25.73      0.74      1.29
PFNC       21.92      244.43       276.70      12.98      0.84      418,658     5.26         4.68      0.65      0.64
PFSB       13.88      132.84       158.82      10.58      0.97    1,321,751     7.36         6.23      2.09      0.84
PHFC       21.06      136.35       137.90      14.89      1.24      256,265    10.92        10.81      0.92      0.80
PKPS       20.66      127.15       127.15      10.64      1.34      880,196     8.37         8.37      0.36      0.54
PRBC       20.11      106.00       106.00      11.80      0.69      135,721    11.13        11.13      0.87      0.65
PSBK       13.28      151.25       169.32      12.93      2.29      878,823     8.55         7.71      2.24      0.97
PULS       11.99      150.40       150.40      12.10      3.42      520,203     8.05         8.05      1.71      1.06
PVSA       11.99      157.77       158.97      11.97      1.78      991,239     7.58         7.53      2.44      1.08
PWBC       15.16      131.63       140.80      10.63      2.00      816,954     8.08         7.59      1.08      0.66
QCSB       25.49      262.23       262.23      36.09      1.92    1,466,906    11.85        11.85      2.04      1.61
RARB       14.74      178.29       181.19      14.14      2.16      379,428     7.93         7.81      1.51      1.03
RELY       16.76      161.81       224.55      13.32      2.13    1,976,764     8.23         6.07      1.79      0.87
ROSE       16.59      203.53       203.53      13.57      2.19    3,551,783     6.20         6.20      1.65      0.89
SFED       17.70      111.63       111.63      13.92      1.44      172,849    12.47        12.47      1.10      0.79
SFIN       13.69      134.89       135.18      13.12      2.35      673,214     9.73         9.71      1.37      0.90
SKAN       13.16      126.48       130.51       8.66      1.78      247,697     6.85         6.65      1.71      0.68
THRD       17.37      104.06       118.65      12.51      2.04      640,746    11.12         9.89      1.13      0.73
TPNZ       21.01      123.59       123.59      21.03      1.61      124,150    17.02        17.02      0.83      1.00
USAB       34.00      131.99       134.49      12.92        --       48,303    10.76        10.58      0.25      0.55
WHGB       26.29      107.70       107.70      22.24      1.31      100,235    20.66        20.66      0.58      0.85
WSB        16.46      133.66       133.66      11.10      1.48      258,330     8.30         8.30      0.41      0.73
WSFS       10.43      229.43       231.26      11.94        --    1,508,540     5.20         5.16      1.39      1.34
WVFC       13.04      145.46       145.46      16.23      2.92      294,693    11.16        11.16      2.10      1.32
WWFC       15.98      134.84       151.35      12.31      0.94      111,394     9.13         8.21      1.33      0.84

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
WYNE       21.62      145.99       145.99      19.49      0.83      261,027    13.35        13.35      1.11      0.92
YFCB       16.75      121.99       121.99      18.18      1.39      288,089    14.90        14.90      1.03      1.15
YFED       19.05      168.07       168.07      14.47      2.50    1,162,393     8.61         8.61      1.26      0.77

Maximum    34.00      397.80       397.80      36.09      4.82   20,087,176    25.73        25.73      3.30      1.70
Minimum    10.43       98.25        98.43       6.41        --       48,303     5.04         4.68      0.25      0.33
Average    17.50      150.04       161.75      14.42      1.72    1,490,157    10.11         9.69      1.51      0.91
Median     16.76      140.20       145.93      13.05      1.70      500,925     8.91         8.25      1.35      0.88

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
ALBC        3.90         N      08/22/97     0.60     12.92      0.45        0.69         7.68
ALBK       11.23         N      08/22/97     0.71     14.18      0.67        1.05        11.37
ASFC       10.05         N      08/22/97     0.45     17.19      0.68        0.75         9.80
CATB        5.10         N      08/22/97     0.47     19.64      0.21        1.35         5.24
CVAL       10.24         N      08/22/97     0.47     17.65      0.34        0.96        10.98
DME        13.30         N      08/22/97     1.57     19.19      0.25        0.54        10.16
EQSB       14.49         N      08/22/97     0.15     11.43      0.82        0.70        13.83
ESBK        5.53         N      08/22/97     0.65     16.61      0.35        0.43         6.85
FBBC        8.92         N      08/22/97     0.07     14.73      0.28        0.98        10.10
FBER        4.69         N      08/22/97     0.83     21.13      0.21        0.85         5.57
FFIC        5.62         N      08/22/97     0.29     17.46      0.29        1.01         6.49
FIBC       10.16         N      08/22/97     1.71     12.19      0.40        0.96        10.04
FKFS       10.49         N      08/22/97     1.60     12.50      0.55        0.78        10.93
FMCO       15.76         N      08/22/97     1.06     11.35      0.60        1.05        16.36
FSBI       11.94         N      08/22/97     0.31     13.28      0.40        0.75        10.90
FSPG       14.79         N      08/22/97     0.64     12.50      0.40        0.86        12.91
GAF         5.80         N      08/22/97     0.12     16.89      0.26        1.10         6.97
GPT         9.59         N      08/22/97     2.89     17.50      0.90        1.12        10.49
HARL       16.03         N      08/22/97       --     12.85      0.53        1.09        16.89
HAVN       13.80         N      08/22/97     0.74     18.56      0.50        0.53         8.81
HRBF        5.41         N      08/22/97     0.05     19.13      0.25        0.74         5.80
IFSB        4.92         N      08/22/97     2.03     16.45      0.20        0.39         5.96
JSB         7.77         N      08/22/97      NA      16.19      0.69        1.85         8.24
LARL       13.82         N      08/22/97     0.43     11.20      0.48        1.39        13.58
LISB        7.63         N      08/22/97     1.03     22.09      0.44        0.71         7.78
LVSB        9.52         N      08/22/97     0.98     14.66      0.55        1.14        11.56
MBB         5.95         N      08/22/97     0.71     19.48      0.30        0.56         6.37
MBB         5.95         N      08/22/97     0.71     19.48      0.30        0.56         6.37
MFSL       10.76         N      08/22/97     0.44     15.34      0.71        0.80         9.60
MLBC        9.23         N      08/22/97     0.46     22.83      0.23        0.52         7.41
NYB        27.70         N      08/22/97     1.09     13.25      0.58        1.63        32.18
PBCI        8.63         N      08/22/97     2.14     11.79      0.44        1.37        10.69
PEEK        4.71         N      08/22/97     0.71     23.90      0.17        1.13         4.38
PFNC       12.31         N      08/22/97     1.46     16.19      0.22        0.84        15.89
PFSB       10.78         N      08/22/97     0.59     13.18      0.55        0.83        11.06
PHFC        6.03         N      08/22/97     1.60     19.38      0.25        0.73         6.50
PKPS        6.52         N      08/22/97     3.81     20.66      0.09        0.58         6.85
PRBC        4.97         N      08/22/97     0.30     16.20      0.27        0.68         5.98
PSBK       11.84         N      08/22/97     0.84     13.28      0.56        0.97        11.59
PULS       13.51         N      08/22/97     0.57     11.39      0.45        1.10        13.79
PVSA       14.91         N      08/22/97     0.27     11.79      0.62        1.07        14.75
PWBC        8.86         N      08/22/97     0.65     15.16      0.27        0.71         9.02
QCSB       11.15         N      08/22/97     0.57     24.07      0.54        1.54        12.67
RARB       13.25         N      08/22/97     0.29     15.03      0.37        0.99        12.53
RELY       10.51         N      08/22/97     0.77     15.63      0.48        0.90        11.10
ROSE       14.28         N      08/22/97     0.45     15.55      0.44        0.88        14.63
SFED        6.18         N      08/22/97     0.68     21.16      0.23        0.63         5.07
SFIN        9.33         N      08/22/97     0.38     14.20      0.33        0.82         8.78
SKAN       10.07         N      08/22/97     1.46     12.23      0.46        0.72        10.38
THRD        6.42         N      08/22/97     0.33     16.92      0.29        0.73         6.60
TPNZ        5.63         N      08/22/97     1.28     24.22      0.18        0.84         4.85
USAB        4.05         N      08/22/97     0.67     17.71      0.12        0.80         6.93
WHGB        3.72         N      08/22/97     0.15     22.43      0.17        0.93         4.37
WSB         8.66         N      08/22/97      NA      16.88      0.10        0.72         8.67
WSFS       23.57         N      08/22/97     1.66     10.98      0.33        1.12        21.27
WVFC       10.73         N      08/22/97     0.30     13.69      0.50        1.21        10.88
WWFC        8.78         N      08/22/97       --     14.36      0.37        0.86         9.42

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
WYNE        6.16         N      08/22/97     0.91     22.22      0.27        0.83         6.02
YFCB        6.81         N      08/22/97     0.57     15.97      0.27        1.13         7.48
YFED        9.46         N      08/22/97     1.24     17.65      0.34        0.84         9.96

Maximum    27.70                             3.81     24.22      0.90        1.85        32.18
Minimum     3.72                               --     10.98      0.09        0.39         4.37
Average     9.70                             0.83     16.39      0.39        0.91         9.99
Median      9.40                             0.65     16.19      0.36        0.85         9.70

             Exhibit II.3 -- Selected Publicly Held Maryland Thrifts


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93   37.500       22.58
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94   19.125       32.39
MFSL     Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF       NASDAQ    06/02/87   43.563      139.84
WHGB     WHG Bancshares Corp.             Lutherville          MD      MA        SAIF       NASDAQ    04/01/96   15.250       22.30
WSB      Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF        AMSE        NA       6.750       28.67

Maximum                                                                                                          43.563     139.840
Minimum                                                                                                           6.750      22.300
Average                                                                                                          24.438      49.156
Median                                                                                                           19.125      28.670

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
EQSB       11.36      145.35       145.35       7.33        --      308,197     5.04         5.04      3.30      0.73
HRBF       20.56      116.05       116.05      14.97      2.09      216,370    12.89        12.89      0.93      0.70
MFSL       13.74      144.15       145.99      12.08      1.84    1,157,445     8.38         8.29      3.17      0.89
WHGB       26.29      107.70       107.70      22.24      1.31      100,235    20.66        20.66      0.58      0.85
WSB        16.46      133.66       133.66      11.10      1.48      258,330     8.30         8.30      0.41      0.73

Maximum    26.29      145.35       145.99      22.24      2.09    1,157,445    20.66        20.66      3.30      0.89
Minimum    11.36      107.70       107.70       7.33        --      100,235     5.04         5.04      0.41      0.70
Average    17.68      129.38       129.75      13.54      1.34      408,115    11.05        11.04      1.68      0.78
Median     16.46      133.66       133.66      12.08      1.48      258,330     8.38         8.30      0.93      0.73

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
EQSB       14.49         N      08/22/97     0.15     11.43      0.82        0.70        13.83
HRBF        5.41         N      08/22/97     0.05     19.13      0.25        0.74         5.80
MFSL       10.76         N      08/22/97     0.44     15.34      0.71        0.80         9.60
WHGB        3.72         N      08/22/97     0.15     22.43      0.17        0.93         4.37
WSB         8.66         N      08/22/97      NA      16.88      0.10        0.72         8.67

Maximum    14.49                             0.44     22.43      0.82        0.93        13.83
Minimum     3.72                             0.05     11.43      0.10        0.70         4.37
Average     8.61                             0.20     17.04      0.41        0.78         8.45
Median      8.66                             0.15     16.88      0.25        0.74         8.67

                      Exhibit II.4 -- Comparatives General

                                                                              Total               Current   Current
                                                                   Number    Assets                Stock     Market
                                                                     of      ($000)                Price     Value
Ticker    Short Name                     City             State   Offices   Mst RctQ   IPO Date     ($)       ($M)
------    ----------                     ----             -----   -------   --------   --------   -------   -------
ALBC      Albion Banc Corp.              Albion             NY       2        66,316   07/26/93    23.25      6.12
CLAS      Classic Bancshares Inc.        Ashland            KY       3       130,525   12/29/95    14.00     18.27
FFSL      First Independence Corp.       Independence       KS       2       110,876   10/08/93    12.88     12.77
GUPB      GFSB Bancorp Inc.              Gallup             NM       1        86,911   06/30/95    18.75     15.08
HHFC      Harvest Home Financial Corp.   Cheviot            OH       3        87,596   10/10/94    11.75     10.75
INCB      Indiana Community Bank SB      Lebanon            IN       3        91,329   12/15/94    15.25     14.06
MWBI      Midwest Bancshares Inc.        Burlington         IA       4       146,542   11/12/92    33.88     11.53
NSLB      NS&L Bancorp Inc.              Neosho             MO       2        59,711   06/08/95    18.63     13.18
PRBC      Prestige Bancorp Inc.          Pleasant Hills     PA       3       135,721   06/27/96    17.50     16.01
RIVR      River Valley Bancorp           Madison            IN       6       140,442   12/20/96    16.88     20.09
SOBI      Sobieski Bancorp Inc.          South Bend         IN       3        79,080   03/31/95    16.25     12.34
TPNZ      Tappan Zee Financial Inc.      Tarrytown          NY       1       124,150   10/05/95    17.44     26.11

Maximum                                                              6       146,542               33.88     26.11
Minimum                                                              1        59,711               11.75      6.12
Average                                                              3       104,933               18.04     14.69
Median                                                               3       101,103               17.16     13.62

                   Exhibit II.5 -- Comparatives Balance Sheet

                                                       Total                     Mortgage-
                                          Total       Cash and    Cash & Inv.     Backed        MBS's        Net       Net Loans
                                          Assets    Investments   % of Assets   Securities   % of Assets    Loans     % of Assets
                                          ($000)       ($000)         (%)         ($000)         (%)        ($000)        (%)
Ticker    Short Name                     Mst RctQ     Mst RctQ     Mst RctQ      Mst RctQ      Mst RctQ    Mst RctQ     Mst RctQ
------    ----------                     --------   -----------   -----------   ----------   -----------   --------   -----------
ALBC      Albion Banc Corp.                66,316      15,377        23.19         8,772         13.23      47,090        71.01
CLAS      Classic Bancshares Inc.         130,525      35,719        27.37            NA            NA      86,140        66.00
FFSL      First Independence Corp.        110,876      36,061        32.52        16,488         14.87      72,513        65.40
GUPB      GFSB Bancorp Inc.                86,911      40,582        46.69        32,789         37.73      45,026        51.81
HHFC      Harvest Home Financial Corp.     87,596      40,835        46.62            NA            NA      45,063        51.44
INCB      Indiana Community Bank SB        91,329      16,913        18.52         2,828          3.10      71,330        78.10
MWBI      Midwest Bancshares Inc.         146,542      55,236        37.69        29,167         19.90      87,221        59.52
NSLB      NS&L Bancorp Inc.                59,711      24,788        41.51         4,750          7.95      33,238        55.66
PRBC      Prestige Bancorp Inc.           135,721      41,294        30.43        12,170          8.97      90,840        66.93
RIVR      River Valley Bancorp            140,442      22,829        16.26        10,347          7.37     112,558        80.15
SOBI      Sobieski Bancorp Inc.            79,080      18,771        23.74        14,182         17.93      57,698        72.96
TPNZ      Tappan Zee Financial Inc.       124,150      64,801        52.20            NA            NA      56,122        45.20

Maximum                                   146,542      64,801        52.20        32,789         37.73     112,558        80.15
Minimum                                    59,711      15,377        16.26         2,828          3.10      33,238        45.20
Average                                   104,933      34,434        33.06        14,610         14.56      67,070        63.68
Median                                    101,103      35,890        31.47        12,170         13.23      64,514        65.70




             Exhibit II.5 -- Comparatives Balance Sheet (Continued)

            Invest &
           Foreclosed      Total       Other      Total      Total Dep.     Total       Borrowings      Other
          Real Estate   Intangibles    Assets    Deposits   % of Assets   Borrowings   % of Assets   Liabilities
             ($000)        ($000)      ($000)     ($000)        (%)         ($000)         (%)          ($000)
Ticker      Mst RctQ      Mst RctQ    Mst RctQ   Mst RctQ     Mst RctQ     Mst RctQ      Mst RctQ      Mst RctQ
------    -----------   -----------   --------   --------   -----------   ----------   -----------   -----------
ALBC           105            --       2,855      50,306        75.86        9,270         13.98           835
CLAS           370         2,996       5,300      99,108        75.93       10,977          8.41         1,031
FFSL            58            --       2,244      74,275        66.99       23,300         21.01         1,734
GUPB            --            --       1,303      55,285        63.61       16,450         18.93         1,010
HHFC            --            --       1,698      57,072        65.15       19,650         22.43           525
INCB            --            --       3,086      79,413        86.95           --            --           604
MWBI           473            --       3,612     106,786        72.87       28,500         19.45         1,133
NSLB            --            --       1,685      44,018        73.72        3,000          5.02         1,014
PRBC            10            --       3,577      88,896        65.50       30,281         22.31         1,435
RIVR            82           259       4,416     116,020        82.61        5,000          3.56         2,018
SOBI            --            --       2,611      58,996        74.60        7,100          8.98           803
TPNZ           122            --       3,105     100,866        81.25           --            --         2,158

Maximum        473         2,996       5,300     116,020        86.95       30,281         22.43         2,158
Minimum         --            --       1,303      44,018        63.61           --            --           525
Average        102           271       2,958      77,587        73.75       12,794         12.01         1,192
Median          34            --       2,971      76,844        74.16       10,124         11.48         1,023

                                              Regulatory   Regulatory   Regulatory
             Total       Common     Total      Tangible       Core        Total       Tangible
          Liabilities    Equity     Equity     Capital      Capital      Capital      Capital/
             ($000)      ($000)     ($000)      ($000)       ($000)       ($000)      Tangible
Ticker      Mst RctQ    Mst RctQ   Mst RctQ    Mst RctQ     Mst RctQ     Mst RctQ    Assets (%)
------    -----------   --------   --------   ----------   ----------   ----------   ----------
ALBC         60,411       5,905      5,905          NA           NA           NA        8.22
CLAS        111,116      19,409     19,409       7,676        7,676        8,003          NA
FFSL         99,309      11,567     11,567       9,130        9,130        9,758        9.87
GUPB         72,745      14,166     14,166          --           NA           NA       14.54
HHFC         77,247      10,349     10,349          NA           NA           NA          NA
INCB         80,017      11,312     11,312      11,311       11,311       11,821          NA
MWBI        136,419      10,123     10,123       8,760        8,760        9,470        6.09
NSLB         48,032      11,679     11,679       8,650        8,650        8,692       13.83
PRBC        120,612      15,109     15,109      15,349       15,349       15,698       11.19
RIVR        123,038      17,404     17,404      12,154       12,154       12,608          NA
SOBI         66,899      12,181     12,181       8,800        8,800        9,000       11.85
TPNZ        103,024      21,126     21,126      16,763       16,763       17,338       14.22

Maximum     136,419      21,126     21,126      16,763       16,763       17,338       14.54
Minimum      48,032       5,905      5,905          --        7,676        8,003        6.09
Average      91,572      13,361     13,361       9,859       10,955       11,376       11.23
Median       89,663      11,930     11,930       8,965        9,130        9,758       11.52




             Exhibit II.5 -- Comparatives Balance Sheet (Continued)

                                                          Loan Loss   Publicly     Tangible    Earn Assets/   Full-Time     Loans
             Core       Risk-Based    NPAs/    Reserves/  Reserves/   Reported   Publicly Rep   Int Bearing  Equivalent   Serviced
           Capital/      Capital/     Assets     Assets     NPLs     Book Value   Book Value    Liabilities  Employees   For Others
         Adj Tangible  Risk-Weightd    (%)        (%)       (%)         ($)          ($)            (%)       (Actual)     ($000)
Ticker    Assets (%)    Assets (%)   Mst RctQ   Mst RctQ  Mst RctQ    Mst RctQ     Mst RctQ       Mst RctQ    Mst RctQ    Mst RctQ
------   ------------  ------------  --------  ---------  ---------  ----------  ------------  ------------  ----------  ----------
ALBC          8.22        16.67        0.60       0.47     104.30       23.62        23.62         107.07        27        10,947
CLAS            NA           NA        0.66       0.62     165.98       14.87        12.57         111.39        NA            --
FFSL          9.87        23.77        0.37       0.60     187.11       11.60        11.60         111.21        24         2,316
GUPB         14.54        36.76        0.18       0.36     199.36       16.88        16.88         120.83        16            --
HHFC            NA           NA        0.11       0.13     117.00       11.31        11.31         112.43        NA            NA
INCB            NA           NA          NA       0.56         NA       12.27        12.27         112.01        48           868
MWBI          6.09        15.27        0.77       0.48     109.06       29.06        29.06         105.60        39            --
NSLB         13.83        38.51        0.02       0.07     466.67       16.51        16.51         123.52        NA            --
PRBC         11.19        25.63        0.30       0.26      87.47       16.51        16.51         111.16        33            --
RIVR            NA           NA        0.49       0.84     193.60       14.62        14.40         107.97        55            NA
SOBI         11.85        28.52        0.25       0.25     102.04       17.52        17.52         117.19        22            --
TPNZ         14.22        38.00        1.28       0.54      45.58       14.11        14.11         123.01        14            NA

Maximum      14.54        38.51        1.28       0.84     466.67       29.06        29.06         123.52        55        10,947
Minimum       6.09        15.27        0.02       0.07      45.58       11.31        11.31         105.60        14            --
Average      11.23        27.89        0.46       0.43     161.65       16.57        16.36         113.62        31         1,570
Median       11.52        27.08        0.37       0.48     117.00       15.69        15.46         111.70        27            --

                     Exhibit II.6 -- Comparatives Operations

                                                                Net Income                  Return on       Core
                                         Average                   Before     Return on     Avg Assets     Income/     Return on
                                          Assets   Net Income   Extra Items   Avg Assets   Before Extra   Avg Assets   Avg Equity
                                          ($000)     ($000)        ($000)        (%)           (%)           (%)          (%)
Ticker    Short Name                       LTM        LTM           LTM          LTM           LTM           LTM          LTM
------    ----------                     -------   ----------   -----------   ----------   ------------   ----------   ----------
ALBC      Albion Banc Corp.               60,934        55            55         0.09          0.09          0.38         0.93
CLAS      Classic Bancshares Inc.        123,944       665           665         0.54          0.54          0.72         3.46
FFSL      First Independence Corp.       108,915       467           467         0.43          0.43          0.69         3.87
GUPB      GFSB Bancorp Inc.               78,351       578           578         0.74          0.74          0.93         3.86
HHFC      Harvest Home Financial Corp.    81,870       243           243         0.30          0.30          0.57         2.31
INCB      Indiana Community Bank SB       90,855       150           150         0.17          0.17          0.50         1.29
MWBI      Midwest Bancshares Inc.        139,312       631           631         0.45          0.45          0.75         6.56
NSLB      NS&L Bancorp Inc.               58,716       290           290         0.49          0.49          0.77         2.39
PRBC      Prestige Bancorp Inc.          117,057       431           431         0.37          0.37          0.65         2.83
RIVR      River Valley Bancorp                NA        NA            NA           NA            NA            NA           NA
SOBI      Sobieski Bancorp Inc.           79,053       225           225         0.28          0.28          0.57         1.64
TPNZ      Tappan Zee Financial Inc.      119,994       866           866         0.72          0.72          1.00         4.06

Maximum                                  139,312       866           866         0.74          0.74          1.00         6.56
Minimum                                   58,716        55            55         0.09          0.09          0.38         0.93
Average                                   96,273       418           418         0.42          0.42          0.68         3.02
Median                                    90,855       431           431         0.43          0.43          0.69         2.83




               Exhibit II.6 -- Comparatives Operations (Continued)

           Return on       Core         Loan        Loan Loss        Total         Total        Net Loan                    Common
           Avg Equity     Income/       Loss      Prov. as % of   Noninterest   Noninterest   Chargeoffs/     LTM EPS     Dividends
          Before Extra   Avg Equity   Provision      Avg Assets     Income        Expense      Avg Loans    After Extra   Per Share
              (%)           (%)         ($000)          (%)         ($000)         ($000)         (%)           ($)          ($)
Ticker        LTM           LTM          LTM            LTM          LTM            LTM           LTM           LTM          LTM
------    ------------   ----------   ---------   -------------   -----------   -----------   -----------   -----------   ---------
ALBC          0.93          3.90         140           0.23          250           1,925          0.16          0.22         0.31
CLAS          3.46          4.64         138           0.11          309           3,039            NA          0.55         0.20
FFSL          3.87          6.20          --             --          234           2,115          0.03          0.45         0.23
GUPB          3.86          4.89          21           0.03           57           1,505          0.05          0.67         0.75
HHFC          2.31          4.44           7           0.01           60           1,680            --          0.26         3.40
INCB          1.29          3.92         460           0.51          870           3,546          0.54          0.15         3.36
MWBI          6.56         10.82          48           0.03          298           2,536            --          1.69         0.58
NSLB          2.39          3.72          (1)         (0.00)         197           1,334            --          0.44         0.50
PRBC          2.83          4.97          70           0.06          319           2,811          0.03          0.51         0.06
RIVR            NA            NA          NA             NA           NA              NA            NA            NA           NA
SOBI          1.64          3.28          --             --          189           2,030            --          0.29         0.07
TPNZ          4.06          5.63          74           0.06          139           2,886          0.11          0.60         0.20

Maximum       6.56         10.82         460           0.51          870           3,546          0.54          1.69         3.40
Minimum       0.93          3.28          (1)         (0.00)          57           1,334            --          0.15         0.06
Average       3.02          5.13          87           0.09          266           2,310          0.09          0.53         0.88
Median        2.83          4.64          48           0.03          234           2,115          0.03          0.45         0.31

          Dividend    Interest     Interest    Net Interest    Gain on       Real    Noninterest      G&A       Noninterest
           Payout     Income/      Expense/      Income/        Sale/       Estate     Income/      Expense/      Expense/
           Ratio     Avg Assets   Avg Assets    Avg Assets    Avg Assets   Expense   Avg Assets    Avg Assets    Avg Assets
            (%)         (%)          (%)           (%)           (%)        ($000)       (%)           (%)           (%)
Ticker      LTM         LTM          LTM           LTM           LTM         LTM        LTM            LTM           LTM
------    --------   ----------   ----------   ------------   ----------   -------   -----------   ----------   -----------
ALBC       140.91       7.52         4.02          3.50          0.01      (39.00)      0.41          3.22          3.16
CLAS        36.36       6.69         3.36          3.33          0.06        4.00       0.25          2.37          2.45
FFSL        50.00       7.34         4.55          2.78            --        6.00       0.21          1.94          1.94
GUPB       111.94       7.30         4.01          3.29          0.02          --       0.07          1.92          1.92
HHFC           NM       7.08         4.25          2.83          0.01          --       0.07          2.05          2.05
INCB           NM       7.77         3.54          4.23            --          --       0.96          3.90          3.90
MWBI        34.32       7.42         4.60          2.82          0.03      (30.00)      0.21          1.84          1.82
NSLB       113.64       6.48         3.41          3.07          0.05          --       0.34          2.27          2.27
PRBC        11.76       6.85         3.66          3.20            --          --       0.27          2.40          2.40
RIVR           NA         NA           NA            NA            NA          NA         NA          2.68            NA
SOBI        24.14       7.14         3.91          3.23          0.09       (3.00)      0.24          2.57          2.57
TPNZ        33.33       7.31         3.53          3.78          0.02       61.00       0.12          2.35          2.41

Maximum    140.91       7.77         4.60          4.23          0.09       61.00       0.96          3.90          3.90
Minimum     11.76       6.48         3.36          2.78            --      (39.00)      0.07          1.84          1.82
Average     61.82       7.17         3.89          3.28          0.03       (0.09)      0.29          2.46          2.44
Median      36.36       7.30         3.91          3.23          0.02          --       0.24          2.36          2.40




               Exhibit II.6 -- Comparatives Operations (Continued)

           Net Oper       Total       Amortization                              Yield on      Cost of                 Interest
           Expenses/   Nonrecurring        of          Tax       Efficiency   Int Earning   Int Bearing   Effective     Yield
          Avg Assets      Expense      Intangibles   Provision      Ratio        Assets     Liabilities    Tax Rate    Spread
              (%)         ($000)         ($000)       ($000)         (%)          (%)           (%)          (%)         (%)
Ticker        LTM           LTM            LTM          LTM          LTM          LTM           LTM          LTM         LTM
------    ----------   ------------   ------------   ---------   ----------   -----------   -----------   ---------   --------
ALBC         2.81           275             --         (7.00)       82.45         7.92          4.61       (14.58)      3.31
CLAS         2.12           416          93.00        251.00        66.28         7.07          4.02        27.40       3.05
FFSL         1.72           432             --        253.00        64.57         7.48          5.21        35.14       2.27
GUPB         1.85           250             --        298.00        57.05         7.37          5.03        34.02       2.34
HHFC         1.98           368             --        103.00        70.65         7.22          4.91        29.77       2.31
INCB         2.95           474             --         80.00        75.29         8.06          4.11        34.78       3.95
MWBI         1.63           675             --        379.00        60.75         7.65          5.01        37.52       2.64
NSLB         1.94           281             --        128.00        66.70         6.65          4.39        30.62       2.26
PRBC         2.13           502             --        246.00        69.24         7.05          4.25        36.34       2.80
RIVR           NA            NA             NA            NA           NA           NA            NA           NA         NA
SOBI         2.33           414             --        143.00        74.09         7.37          4.78        38.86       2.59
TPNZ         2.24           538             --        332.00        60.45         7.49          4.41        27.71       3.08

Maximum      2.95           675             93           379        82.45         8.06          5.21        38.86       3.95
Minimum      1.63           250             --            (7)       57.05         6.65          4.02       (14.58)      2.26
Average      2.15           420              8           201        67.96         7.39          4.61        28.87       2.78
Median       2.12           416             --           246        66.70         7.37          4.61        34.02       2.64

              Exhibit II.7 -- Comparatives Pricing Characteristics

                                                     Current  Current   Price/    Current     Current            Current    Total
                                                      Stock    Market     LTM      Price/    Price/Tang  Price/  Dividend   Assets
                                                      Price    Value   Core EPS  Book Value  Book Value  Assets   Yield     ($000)
Ticker   Name                City             State    ($)      ($M)      (x)       (%)         (%)       (%)      (%)     Mst RctQ
------   ----                ----             -----  -------  -------  --------  ----------  ----------  ------  --------  --------
ALBC     AlbionBancCorp-NY   Albion             NY    23.250    6.12     24.73      98.43       98.43      8.77    1.38      66,316
CLAS     ClassicBcshs-KY     Ashland            KY    14.000   18.27     19.18      94.15      111.38     14.00    2.00     130,525
FFSL     FirstIndcCorp-KS    Independence       KS    12.875   12.77     18.13     110.99      110.99     11.58    1.94     110,876
GUPB     GFSBBancorp-NM      Gallup             NM    18.750   15.08     22.32     111.08      111.08     18.11    2.13      86,911
HHFC     HarvestHome-OH      Cheviot            OH    11.750   10.75     22.17     103.89      103.89     12.27    3.40      87,596
INCB     IndianaCommBkSB-IN  Lebanon            IN    15.250   14.06     31.77     124.29      124.29     15.40    2.36      91,329
MWBI     MidwestBncshrs-IA   Burlington         IA    33.875   11.53     12.06     116.57      116.57      8.05    1.77     146,542
NSLB     NS&LBancorp-MO      Neosho             MO    18.625   13.18     31.04     112.81      112.81     22.07    2.69      59,711
PRBC     PrestigeBancorp-PA  Pleasant Hills     PA    17.500   16.01     20.11     106.00      106.00     11.80    0.69     135,721
RIVR     RiverValleyBncp-IN  Madison            IN    16.875   20.09     14.55     115.42      117.19     14.30    0.95     140,442
SOBI     SobieskiBancorp-IN  South Bend         IN    16.250   12.34     28.51      92.75       92.75     15.61    1.97      79,080
TPNZ     TappanZeeFin-NY     Tarrytown          NY    17.438   26.11     21.01     123.59      123.59     21.03    1.61     124,150

Maximum                                               33.875   26.11     31.77     124.29      124.29     22.07    3.40     146,542
Minimum                                               11.750    6.12     12.06      92.75       92.75      8.05    0.69      59,711
Average                                               18.037   14.69     22.13     109.16      110.75     14.42    1.91     104,933
Median                                                17.157   13.62     21.59     111.04      111.23     14.15    1.96     101,103




        Exhibit II.7 -- Comparatives Pricing Characteristics (Continued)

                    Tangible              Core      Core    ROACE                                                Core        Core
         Equity/     Equity/    Core    Income/    Income/  Before                    NPAs/   Price/   Core    Income/     Income/
          Assets   Tang Assets   EPS  Avg Assets Avg Equity Extra  Merger   Current   Assets   Core    EPS    Avg Assets  Avg Equity
           (%)        (%)        ($)      (%)        (%)     (%)   Target?  Pricing    (%)     EPS     ($)       (%)         (%)
Ticker   Mst RctQ   Mst RctQ     LTM      LTM        LTM     LTM    (Y/N)     Date   Mst RctQ  (x)   Mst RctQ  Mst RctQ    Mst RctQ
------   --------  -----------  ----  ---------- ---------- ------ -------  -------  -------- ------ -------- ----------  ----------
ALBC        8.90       8.90     0.94     0.38        3.90    0.93     N    08/22/97    0.60   12.92    0.45      0.69        7.68
CLAS       14.87      12.87     0.73     0.72        4.64    3.46     N    08/22/97    0.66   17.50    0.20      0.72        4.89
FFSL       10.43      10.43     0.71     0.69        6.20    3.87     N    08/22/97    0.37   17.88    0.18      0.64        6.17
GUPB       16.30      16.30     0.84     0.93        4.89    3.86     N    08/22/97    0.18   22.32    0.21      0.81        4.74
HHFC       11.81      11.81     0.53     0.57        4.44    2.31     N    08/22/97    0.11   15.46    0.19      0.80        6.56
INCB       12.39      12.39     0.48     0.50        3.92    1.29     N    08/22/97      NA   25.42    0.15      0.60        4.77
MWBI        6.91       6.91     2.81     0.75       10.82    6.56     N    08/22/97    0.77   10.86    0.78      0.81       11.75
NSLB       19.56      19.56     0.60     0.77        3.72    2.39     N    08/22/97    0.02   24.51    0.19      0.94        4.78
PRBC       11.13      11.13     0.87     0.65        4.97    2.83     N    08/22/97    0.30   16.20    0.27      0.68        5.98
RIVR       12.39      12.23     1.16     0.88        7.23      NA     N    08/22/97    0.49   14.55    0.29      0.88        7.23
SOBI       15.40      15.40     0.57     0.57        3.28    1.64     N    08/22/97    0.25   22.57    0.18      0.67        4.04
TPNZ       17.02      17.02     0.83     1.00        5.63    4.06     N    08/22/97    1.28   24.22    0.18      0.84        4.85

Maximum    19.56      19.56     2.81     1.00       10.82    6.56                      1.28   25.42    0.78      0.94       11.75
Minimum     6.91       6.91     0.48     0.38        3.28    0.93                      0.02   10.86    0.15      0.60        4.04
Average    13.09      12.91     0.92     0.70        5.30    3.02                      0.46   18.70    0.27      0.76        6.12
Median     12.39      12.31     0.78     0.71        4.77    2.83                      0.37   17.69    0.20      0.76        5.44

              Exhibit II.8 -- Comparatives Risk Characteristics

                                                    NPAs + Loans                                       Net Loan
                                           NPAs/    90+ Pst Due/    NPAs/     Reserves/   Reserves/   Chargeoffs/
                                          Assets       Assets       Equity      Loans        NPAs      Avg Loans
                                           (%)          (%)          (%)         (%)         (%)          (%)
Ticker    Short Name                     Mst RctQ     Mst RctQ     Mst RctQ    Mst RctQ    Mst RctQ     Mst RctQ
------    ----------                     --------   ------------   --------   ---------   ---------   -----------
ALBC      Albion Banc Corp.                0.60         0.60          6.71       0.65        79.55         --
CLAS      Classic Bancshares Inc.          0.66         0.94          4.41       0.93        94.15         --
FFSL      First Independence Corp.         0.37         0.87          3.59       0.91       160.96       0.12
GUPB      GFSB Bancorp Inc.                0.18         0.18          1.10       0.69       199.36       0.44
HHFC      Harvest Home Financial Corp.     0.11         0.11          0.97       0.26       117.00         --
INCB      Indiana Community Bank SB          NA           NA            NA       0.71           NA       0.91
MWBI      Midwest Bancshares Inc.          0.77         0.77         11.10       0.81        63.17         --
NSLB      NS&L Bancorp Inc.                0.02         0.03          0.08       0.13       466.67         --
PRBC      Prestige Bancorp Inc.            0.30         0.30          2.71       0.38        85.33         --
RIVR      River Valley Bancorp             0.49         0.49          3.97       1.03       170.62       0.23
SOBI      Sobieski Bancorp Inc.            0.25         0.25          1.61       0.35       102.04         --
TPNZ      Tappan Zee Financial Inc.        1.28         1.73          7.55       1.18        42.10         --

Maximum                                    1.28         1.73         11.10       1.18       466.67       0.91
Minimum                                    0.02         0.03          0.08       0.13        42.10         --
Average                                    0.46         0.57          3.98       0.67       143.72       0.14
Median                                     0.37         0.49          3.59       0.70       102.04         --




          Exhibit II.8 -- Comparatives Risk Characteristics (Continued)

                     Intangible   One Year              Earn Assets/
           Loans/      Assets/    Cum Gap/     Net      Int Bearing
           Assets      Equity      Assets     Loans     Liabilities
            (%)         (%)         (%)       ($000)        (%)
Ticker    Mst RctQ    Mst RctQ    Mst RctY   Mst RctQ     Mst RctQ
------    --------   ----------   --------   --------   ------------
ALBC        72.82         --           NA     47,090       107.07
CLAS        66.61      15.44           NA     86,140       111.39
FFSL        66.00         --       (14.59)    72,513       111.21
GUPB        52.16         --           NA     45,026       120.83
HHFC        51.58         --        (6.90)    45,063       112.43
INCB        78.66         --        25.59     71,330       112.01
MWBI        60.00         --       (10.88)    87,221       105.60
NSLB        55.74         --           NA     33,238       123.52
PRBC        67.19         --       (10.89)    90,840       111.16
RIVR        81.20       1.49           NA    112,558       107.97
SOBI        73.21         --           NA     57,698       117.19
TPNZ        45.75         --           NA     56,122       123.01

Maximum     81.20      15.44        25.59    112,558       123.52
Minimum     45.75         --       (14.59)    33,238       105.60
Average     64.24       1.41        (3.53)    67,070       113.62
Median      66.31         --       (10.88)    64,514       111.70

                                   EXHIBIT III

                 WYMAN PARK FEDERAL SAVINGS AND LOAN ASSOCIATION

                              LUTHERVILLE, MARYLAND


FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 3/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)

Num of Quarters Open for Period           4           4           4           1

BALANCE SHEET:
Total Assets                         65,201      63,949      60,764      61,416
% Change in Assets                     0.41       (1.92)      (4.98)       1.07
Total Loans                          56,462      53,147      54,543      53,108
Deposits                             58,797      58,635      55,320      55,563
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                        3,968       4,461       4,607       4,726
Tangible Capital                      4,100       4,467       4,607       4,737
Core Capital                          4,100       4,467       4,607       4,737
Risk-Based Capital                    4,277       4,592       4,739       4,870
Equity Capital/Total Assets            6.09        6.98        7.58        7.70
Core Capital/Risk Based Assets        11.91       13.52       13.90       14.45
Core Capital/Adj Tang Assets           6.28        6.98        7.58        7.71
Tangible Cap/Tangible Assets           6.28        6.98        7.58        7.71
Risk-Based Cap/Risk-Wt Assets         12.42       13.90       14.30       14.86

PROFITABILITY:
Net Income(Loss)                        338         367         126         130
Ret on Avg Assets Bef Ext Item         0.52        0.57        0.20        0.85
Return on Average Equity               8.67        8.71        2.78       11.14
Net Interest Income/Avg Assets         2.91        2.61        2.71        3.12
Noninterest Income/Avg Assets          0.28        0.43        0.19        0.18
Noninterest Expense/Avg Assets         2.14        2.03        2.56        1.91
Yield/Cost Spread                      2.76        2.44        2.50        2.94

LIQUIDITY:
Int Earn Assets/Int Bear Liab        105.87      106.43      106.76      107.81
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.28        0.24        0.16        0.04
Nonaccrual Loans/Gross Loans           0.28        0.24        0.16        0.04
Nonaccrual Lns/Ln Loss Reserve        47.63      101.60       66.67       17.29
Repos Assets/Tot Assets                  --          --          --          --
Net Chrg-Off/Av Adj Lns                0.54        0.47          --          --
Nonmtg 1-4 Constr&Conv Lns/TA          7.33        6.68        8.77        8.92

                                   EXHIBIT IV

                                      ALBC
                       ALBION FEDERAL SAVINGS & LOAN ASSN.
                                ALBION, NEW YORK


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        55,371      56,264      64,012      65,666
% Change in Assets                   10.12        1.61       13.77        2.58
Total Loans                         47,042      44,124      48,012      48,177
Deposits                            38,494      46,432      48,493      50,279
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       4,787       4,992       4,988       5,120
Tangible Capital                     4,787       4,916       4,948       5,071
Core Capital                         4,787       4,916       4,948       5,071
Risk-Based Capital                   5,011       5,160       5,157       5,268
Equity Capital/Total Assets           8.65        8.87        7.79        7.80
Core Capital/Risk Based Assets       15.63       16.39       15.32       15.48
Core Capital/Adj Tang Assets          8.65        8.75        7.73        7.73
Tangible Cap/Tangible Assets          8.65        8.75        7.73        7.73
Risk-Based Cap/Risk-Wt Assets        16.36       17.20       15.96       16.08

PROFITABILITY:
Net Income(Loss)                       357         169         (21)        113
Ret on Avg Assets Bef Ext Item        0.68        0.30       (0.04)       0.70
Return on Average Equity              7.78        3.46       (0.42)       8.94
Net Interest Income/Avg Assets        3.83        3.38        3.44        3.33
Noninterest Income/Avg Assets         0.32        0.38        0.44        0.64
Noninterest Expense/Avg Assets        2.90        3.23        3.68        2.86
Yield/Cost Spread                     3.79        3.41        3.56        3.48

LIQUIDITY:
Int Earn Assets/Int Bear Liab       108.07      105.09      103.30      102.39
Brokered Deposits/Tot Deposits           0           0           0           0

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.64        0.82        1.47        1.08
Nonaccrual Loans/Gross Loans          0.46        0.73        0.52        0.63
Nonaccrual Lns/Ln Loss Reserve       99.11      131.97      120.10      153.30
Repos Assets/Tot Assets                 --          --          --        0.18
Net Chrg-Off/Av Adj Lns               0.07        0.02        0.17          --
Nonmtg 1-4 Constr&Conv Lns/TA         4.70        4.51        3.63        3.43

                                      CLAS
                                  CLASSIC BANK
                                ASHLAND, KENTUCKY


                                         FINANCIAL HIGHLIGHTS
                                    ------------------------------
                                     1994        1995        1996
                                      (All Amounts in Thousands)

Num of Quarters Open for Period          4           4           4

BALANCE SHEET:
Total Assets                        60,891      62,486     128,361
% Change in Assets                    3.70        2.62      205.42
Total Loans                         35,095      42,638      79,805
Deposits                            48,549      47,923      97,362
Broker Originated Deposits              --       3,462          --

CAPITAL:
Equity Capital                       7,470      13,158      19,151
Tangible Capital                     7,470      12,905      16,094
Core Capital                         7,470      12,905      16,094
Risk-Based Capital                   7,470      13,171      16,094
Equity Capital/Total Assets          12.27       21.06       14.92
Core Capital/Risk Based Assets       32.14       47.59       11.77
Core Capital/Adj Tang Assets         12.27       20.78       12.84
Tangible Cap/Tangible Assets         12.27       20.78       12.12
Risk-Based Cap/Risk-Wt Assets        32.14       48.57       26.78

PROFITABILITY:
Net Income(Loss)                       417         324         258
Ret on Avg Assets Bef Ext Item        0.70        0.53        0.78
Return on Average Equity              5.77        3.14        5.44
Net Interest Income/Avg Assets        2.55        2.29         N/M
Noninterest Income/Avg Assets         0.11        0.24         N/M
Noninterest Expense/Avg Assets        1.56        1.74         N/M
Yield/Cost Spread                     2.14        1.51         N/M

LIQUIDITY:
Int Earn Assets/Int Bear Liab       111.30      124.15      112.42
Brokered Deposits/Tot Deposits          --        7.22          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         2.05        0.80        1.12
Nonaccrual Loans/Gross Loans            --        0.79        1.07
Nonaccrual Lns/Ln Loss Reserve          --      129.32       68.31
Repos Assets/Tot Assets                 --          --          --
Net Chrg-Off/Av Adj Lns               0.59        0.51        0.01
Nonmtg 1-4 Constr&Conv Lns/TA         1.37        4.18        5.81

                                      FFSL
                      FIRST FEDERAL SAVINGS AND LOAN ASSN.
                              INDEPENDENCE, KANSAS


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        91,415     100,497     107,627     107,927
% Change in Assets                    6.30        9.93        7.09        0.28
Total Loans                         57,559      61,344      70,066      70,627
Deposits                            64,612      71,712      71,698      74,984
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       9,782      10,076       8,734       8,898
Tangible Capital                     9,769      10,026       8,742       8,930
Core Capital                         9,769      10,026       8,742       8,930
Risk-Based Capital                  10,270      10,569       9,347       9,544
Equity Capital/Total Assets          10.70       10.03        8.12        8.24
Core Capital/Risk Based Assets       24.49       23.18       18.10       18.20
Core Capital/Adj Tang Assets         10.69        9.98        8.12        8.27
Tangible Cap/Tangible Assets         10.69        9.98        8.12        8.27
Risk-Based Cap/Risk-Wt Assets        25.75       24.43       19.35       19.45

PROFITABILITY:
Net Income(Loss)                     1,195       1,178         643         172
Ret on Avg Assets Bef Ext Item        1.35        1.23        0.62        0.64
Return on Average Equity             12.39       11.86        6.30        7.80
Net Interest Income/Avg Assets        3.76        3.26        2.94        2.69
Noninterest Income/Avg Assets         0.16        0.51        0.27        0.18
Noninterest Expense/Avg Assets        1.75        1.76        2.23        1.81
Yield/Cost Spread                     3.52        2.92        2.60        2.50

LIQUIDITY:
Int Earn Assets/Int Bear Liab       110.49      109.85      105.85      106.11
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         2.66        1.39        0.74        1.40
Nonaccrual Loans/Gross Loans          1.26        0.84        0.43        0.62
Nonaccrual Lns/Ln Loss Reserve      107.17       76.09       44.06       63.91
Repos Assets/Tot Assets                 --          --          --        0.01
Net Chrg-Off/Av Adj Lns              (0.05)       0.01          --          --
Nonmtg 1-4 Constr&Conv Lns/TA         9.59        8.62        8.60        8.38

                                      GIPB
                           GALLUP FEDERAL SAVINGS BANK
                               GALLUP, NEW MEXICO


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        44,032      66,826      82,321      87,380
% Change in Assets                    7.25       51.77       23.19        6.15
Total Loans                         30,224      34,104      42,920      45,292
Deposits                            36,950      39,772      53,903      55,465
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       6,676      12,290      11,945      11,917
Tangible Capital                     6,676      12,078      11,614      11,614
Core Capital                         6,676      12,078      11,614      11,614
Risk-Based Capital                   6,894      11,926      11,150      11,084
Equity Capital/Total Assets          15.16       18.39       14.51       13.64
Core Capital/Risk Based Assets       31.08       48.98       36.52       29.31
Core Capital/Adj Tang Assets         15.16       18.19       14.17       13.34
Tangible Cap/Tangible Assets         15.16       18.19       14.17       13.34
Risk-Based Cap/Risk-Wt Assets        32.10       48.36       35.06       27.97

PROFITABILITY:
Net Income(Loss)                       588         721         573         161
Ret on Avg Assets Bef Ext Item        1.38        1.30        0.77        0.76
Return on Average Equity              9.14        7.60        4.82        5.40
Net Interest Income/Avg Assets        4.19        3.75        3.15        2.91
Noninterest Income/Avg Assets         0.13        0.13        0.12        0.12
Noninterest Expense/Avg Assets        2.17        1.78        2.03        1.63
Yield/Cost Spread                     3.76        3.14        2.59        2.50

LIQUIDITY:
Int Earn Assets/Int Bear Liab       114.99      120.11      112.65      111.71
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.30        0.09        0.29        0.34
Nonaccrual Loans/Gross Loans            --          --        0.28        0.34
Nonaccrual Lns/Ln Loss Reserve          --          --       36.63       46.02
Repos Assets/Tot Assets                 --          --          --          --
Net Chrg-Off/Av Adj Lns                 --        0.11       (0.07)       0.19
Nonmtg 1-4 Constr&Conv Lns/TA        10.14        7.91       12.11        9.64

                                      HHFC
                              HARVEST HOME SVGS BK
                                  CHEVOIT, OHIO


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                                 ($'s in Thousands)

Number of Open Quarters                  4           4           4           1

BALANCE SHEET:
Total Assets                        65,431      66,135      81,666      81,208
% Change in Assets                    1.81        1.08       23.48       (0.56)
Securities-Book Value               24,575      24,096      34,723      34,022
Securities-Fair Value               23,840      24,096      34,723      34,022
Total Loans & Leases                36,632      38,576      42,834      44,025
Total Deposits                      56,134      56,758      57,923      57,672
Loan/Deposit Ratio                   65.26       67.97       73.95       76.34
Provision for Loan Losses               12           9          --           3

CAPITAL:
Equity Capital                       8,262       8,275       8,069       8,146
Total Qualifying Capital(Est)        8,360       8,086       8,207       8,364
Equity Capital/Average Assets        12.74       12.58       11.04       10.00
Tot Qual Cap/Rk Bsd Asts(Est)        29.20       27.51       23.87       24.23
Tier 1 Cap/Rsk Bsed Asts(Est)        28.85       27.13       23.55       23.90
T1 Cap/Avg Assets(Lev Est)           12.05       12.09       10.33       10.13
Dividends Declared/Net Income           --      186.97          --          --

PROFITABILITY:
Net Income(Loss)                       450         468         194         153
Return on Average Assets              0.69        0.71        0.27        0.75
Return on Average Equity Cap          7.18        5.66        2.47        7.55
Net Interest Margin                   2.95        3.02        2.87        2.83
Net Int Income/Avg Assets             2.90        2.96        2.78        2.75
Noninterest Income/Avg Assets         0.07        0.07        0.09        0.06
Noninterest Exp/Avg Assets            1.96        1.92        2.48        1.66

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE               0.27        0.33        0.51        0.29
NPA's/Equity + LLR                    1.20        1.53        2.65        1.53
LLR/Nonperf & Restrcd Lns           140.00       86.72       51.15       90.48
Foreclosed RE/Total Assets            0.05          --          --          --
90+ Day Del Loans/Total Loans           --          --          --          --
Loan Loss Reserves/Total Lns          0.27        0.29        0.26        0.26
Net Charge-Offs/Average Loans         0.02          --          --          --
Dom Risk R/E Lns/Tot Dom Lns         13.61       11.86       10.89       10.59

LIQUIDITY:
Brokered Dep/Total Dom Deps             --          --          --          --
$100M+ Time Dep/Total Dom Dep         2.95        3.47        3.29        3.56
Int Earn Assets/Int Bear Liab       111.74      111.74      108.83      109.04
Pledged Sec/Total Sec                   --          --          --          --
Fair Value Sec/Amort Cost Sec        97.01      101.92       99.89       99.54

                                      INCB
                             INDIANA COMMTY BANK SB
                                LEBANON, INDIANA


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                                 ($'s in Thousands)

Number of Open Quarters                  4           4           4           1

BALANCE SHEET:
Total Assets                        88,347      90,666      89,476      91,582
% Change in Assets                   (0.41)       2.62       (1.31)       2.35
Securities-Book Value               10,314       9,320       5,657       7,769
Securities-Fair Value               10,045       9,409       5,711       7,793
Total Loans & Leases                69,380      72,948      72,836      71,839
Total Deposits                      73,660      75,566      77,062      79,222
Loan/Deposit Ratio                   94.19       96.54       94.52       90.68
Provision for Loan Losses               92         245         303          72

CAPITAL:
Equity Capital                      13,736      14,105      11,316      11,311
Total Qualifying Capital(Est)       14,135      14,609      11,918      11,821
Equity Capital/Average Assets        15.52       15.76       12.37       12.49
Tot Qual Cap/Rk Bsd Asts(Est)        23.85       23.66       18.85       19.00
Tier 1 Cap/Rsk Bsed Asts(Est)        23.02       22.94       17.90       18.18
T1 Cap/Avg Assets(Lev Est)           15.74       15.40       12.57       12.49
Dividends Declared/Net Income           --       38.38    2,305.22      122.06

PROFITABILITY:
Net Income(Loss)                        78         693         134         136
Return on Average Assets              0.09        0.77        0.15        0.60
Return on Average Equity Cap          0.80        4.98        1.07        4.81
Net Interest Margin                   3.67        4.61        4.53        4.65
Net Int Income/Avg Assets             3.43        4.35        4.24        4.40
Noninterest Income/Avg Assets         0.59        0.78        0.88        0.79
Noninterest Exp/Avg Assets            3.14        3.64        4.55        3.91

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE               0.37        0.27        0.16        0.20
NPA's/Equity + LLR                    1.82        1.36        0.95        1.24
LLR/Nonperf & Restrcd Lns           188.80      225.25      532.74      346.94
Foreclosed RE/Total Assets              --          --          --          --
90+ Day Del Loans/Total Loans         0.37        0.27        0.16        0.02
Loan Loss Reserves/Total Lns          0.70        0.61        0.83        0.71
Net Charge-Offs/Average Loans         0.13        0.40        0.51        0.23
Dom Risk R/E Lns/Tot Dom Lns          6.47        7.33       10.96        8.53

LIQUIDITY:
Brokered Dep/Total Dom Deps             --          --          --          --
$100M+ Time Dep/Total Dom Dep         3.32        7.66        8.99        9.38
Int Earn Assets/Int Bear Liab       116.06      115.56      112.52      112.47
Pledged Sec/Total Sec                   --       26.82       22.98       38.62
Fair Value Sec/Amort Cost Sec        97.39      100.33      100.56      100.17

                                      MWBI
                      MIDWEST FEDERAL S&LA OF EASTERN IOWA
                                BURLINGTON, IOWA


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                       131,055     133,548     135,767     138,277
% Change in Assets                    0.18        1.90        1.66        1.85
Total Loans                         70,724      74,518      81,847      83,211
Deposits                           106,937     102,274     102,134     104,595
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       8,869       9,516       8,668       8,732
Tangible Capital                     8,869       9,175       8,702       8,961
Core Capital                         8,869       9,175       8,702       8,961
Risk-Based Capital                   9,497       9,837       9,388       9,659
Equity Capital/Total Assets           6.77        7.13        6.38        6.31
Core Capital/Risk Based Assets       17.52       17.32       14.73       14.63
Core Capital/Adj Tang Assets          6.77        6.89        6.41        6.47
Tangible Cap/Tangible Assets          6.77        6.89        6.41        6.47
Risk-Based Cap/Risk-Wt Assets        18.76       18.57       15.89       15.77

PROFITABILITY:
Net Income(Loss)                     1,123       1,338         657         259
Ret on Avg Assets Bef Ext Item        0.86        1.01        0.48        0.76
Return on Average Equity             12.81       14.55        7.69       11.91
Net Interest Income/Avg Assets        2.91        2.79        2.75        2.74
Noninterest Income/Avg Assets         0.27        0.67        0.37        0.34
Noninterest Expense/Avg Assets        1.87        1.90        2.32        1.84
Yield/Cost Spread                     2.91        2.76        2.77        2.73

LIQUIDITY:
Int Earn Assets/Int Bear Liab       103.65      103.95      102.94      102.43
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         1.06        0.16        1.39        1.36
Nonaccrual Loans/Gross Loans          0.23        0.07        1.11        1.36
Nonaccrual Lns/Ln Loss Reserve       25.23        7.54      134.26      162.89
Repos Assets/Tot Assets                 --          --          --          --
Net Chrg-Off/Av Adj Lns               0.06          --        0.05          --
Nonmtg 1-4 Constr&Conv Lns/TA         3.05        5.72        8.41        6.70

                                      NSLB
                         NEOSHO SAVINGS & LOAN ASSN., FA
                                NEOSHO, MISSOURI


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        49,738      53,156      56,645      56,507
% Change in Assets                   (4.49)       6.87        6.56       (0.24)
Total Loans                         25,095      28,013      31,762      32,145
Deposits                            43,274      41,964      44,062      43,630
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       6,018       9,947       8,339       8,475
Tangible Capital                     6,018       9,947       8,339       8,475
Core Capital                         6,018       9,947       8,339       8,475
Risk-Based Capital                   6,036       9,945       8,381       8,518
Equity Capital/Total Assets          12.10       18.71       14.72       15.00
Core Capital/Risk Based Assets       34.70       51.58       38.31       35.21
Core Capital/Adj Tang Assets         12.10       18.71       14.72       15.00
Tangible Cap/Tangible Assets         12.10       18.71       14.72       15.00
Risk-Based Cap/Risk-Wt Assets        34.81       51.57       38.50       35.39

PROFITABILITY:
Net Income(Loss)                       471         471         186          93
Ret on Avg Assets Bef Ext Item        0.93        0.92        0.33        0.66
Return on Average Equity              8.16        5.90        1.97        4.42
Net Interest Income/Avg Assets        3.04        3.06        2.80        2.90
Noninterest Income/Avg Assets         0.59        0.54        0.43        0.36
Noninterest Expense/Avg Assets        2.17        2.32        2.79        2.24
Yield/Cost Spread                     2.94        2.70        2.32        2.49

LIQUIDITY:
Int Earn Assets/Int Bear Liab       110.37      119.53      114.10      114.51
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.04        0.12        0.14          --
Nonaccrual Loans/Gross Loans            --        0.12        0.14          --
Nonaccrual Lns/Ln Loss Reserve          --       89.74      107.14          --
Repos Assets/Tot Assets                 --          --          --          --
Net Chrg-Off/Av Adj Lns                 --       (0.02)         --          --
Nonmtg 1-4 Constr&Conv Lns/TA         0.42        0.33        0.20        1.03

                                      PRBC
                               PRESTIGE BANK, FSB
                            PITTSBURGH, PENNSYLVANIA


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4            1

BALANCE SHEET:
Total Assets                        87,539      92,015     114,449     126,471
% Change in Assets                    6.08        5.11       24.38       10.50
Total Loans                         60,987      61,798      77,038      83,099
Deposits                            75,313      80,858      87,453      90,695
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       7,024       7,219      11,629      11,740
Tangible Capital                     7,024       7,282      11,787      12,158
Core Capital                         7,024       7,282      11,787      12,158
Risk-Based Capital                   7,328       7,569      12,094      12,480
Equity Capital/Total Assets           8.02        7.85       10.16        9.28
Core Capital/Risk Based Assets       18.93       18.75       23.20       21.07
Core Capital/Adj Tang Assets          8.02        7.91       10.28        9.58
Tangible Cap/Tangible Assets          8.02        7.91       10.28        9.58
Risk-Based Cap/Risk-Wt Assets      19.7478     19.4881     23.8061     21.6325

PROFITABILITY:
Net Income(Loss)                       549         197          86         191
Ret on Avg Assets Bef Ext Item        0.65        0.22        0.09        0.63
Return on Average Equity              8.11        2.77        0.87        6.54
Net Interest Income/Avg Assets        3.12        2.52        2.93        3.06
Noninterest Income/Avg Assets         0.37        0.29        0.33        0.30
Noninterest Expense/Avg Assets        2.39        2.49        3.06        2.28
Yield/Cost Spread                     3.08        2.46        2.79        2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab       105.60      105.03      107.94      106.44
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.64        0.57        0.50        0.49
Nonaccrual Loans/Gross Loans          0.64        0.50        0.44        0.47
Nonaccrual Lns/Ln Loss Reserve      128.62      106.62      110.75      122.05
Repos Assets/Tot Assets                 --          --          --        0.01
Net Chrg-Off/Av Adj Lns                 --        0.09        0.04        0.01
Nonmtg 1-4 Constr&Conv Lns/TA         0.84        0.86        0.89        0.79

                                      RIVR
                   MADISON FIRST FEDERAL SAVINGS & LOAN ASSN.
                                MADISON, INDIANA


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        87,542      86,949      82,863     138,325
% Change in Assets                    4.04       (0.68)      (4.70)     166.90
Total Loans                         56,533      58,408      59,746     108,640
Deposits                            75,607      75,485      70,550     118,661
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       6,320       6,688      11,688      17,099
Tangible Capital                     6,164       6,528      11,689      16,833
Core Capital                         6,164       6,528      11,689      16,833
Risk-Based Capital                   6,412       6,777      12,112         N/A
Equity Capital/Total Assets           7.22        7.69       14.11       12.36
Core Capital/Risk Based Assets       15.16       15.35       26.60       15.72
Core Capital/Adj Tang Assets          7.05        7.54       14.11       15.73
Tangible Cap/Tangible Assets          7.05        7.54       14.11       15.73
Risk-Based Cap/Risk-Wt Assets        15.77       15.94       27.56       31.10

PROFITABILITY:
Net Income(Loss)                       652         356         (59)        341
Ret on Avg Assets Bef Ext Item        0.76        0.41       (0.24)       0.98
Return on Average Equity             10.88        5.47       (2.77)       8.05
Net Interest Income/Avg Assets        3.00        2.50        2.80         N/M
Noninterest Income/Avg Assets         0.33        0.35        0.49         N/M
Noninterest Expense/Avg Assets        2.05        2.19        3.22         N/M
Yield/Cost Spread                     3.08        2.57        2.75         N/A

LIQUIDITY:
Int Earn Assets/Int Bear Liab       102.01      101.97      113.10      112.12
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.05        0.01        0.26        0.12
Nonaccrual Loans/Gross Loans            --          --          --          --
Nonaccrual Lns/Ln Loss Reserve          --          --          --          --
Repos Assets/Tot Assets                 --          --          --        0.06
Net Chrg-Off/Av Adj Lns               0.01        0.01        0.01          --
Nonmtg 1-4 Constr&Conv Lns/TA         8.01       12.42       10.21         N/A

                                      SOBI
                      SOBIESKI FEDERAL SAVINGS & LOAN ASSN.
                               SOUTH BEND, INDIANA


                                               FINANCIAL HIGHLIGHTS
                                    ------------------------------------------
                                     1994        1995        1996        1997
                                           (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        70,694      72,595      75,773      76,285
% Change in Assets                   (4.11)       2.69        4.38        0.68
Total Loans                         49,594      45,893      52,234      55,213
Deposits                            64,309      61,399      59,714      59,045
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       5,917      10,002       9,321       8,803
Tangible Capital                     5,917       9,964       9,331       8,814
Core Capital                         5,917       9,964       9,331       8,814
Risk-Based Capital                   6,117      10,164       9,531       9,014
Equity Capital/Total Assets           8.37       13.78       12.30       11.54
Core Capital/Risk Based Assets       19.89       35.15       29.37       27.61
Core Capital/Adj Tang Assets          8.37       13.73       12.31       11.55
Tangible Cap/Tangible Assets          8.37       13.73       12.31       11.55
Risk-Based Cap/Risk-Wt Assets        20.56       35.86       30.00       28.24

PROFITABILITY:
Net Income(Loss)                       686         363          74         106
Ret on Avg Assets Bef Ext Item        0.95        0.57        0.10        0.56
Return on Average Equity             12.25        5.09        0.76        4.68
Net Interest Income/Avg Assets        3.53        3.02        2.92        3.04
Noninterest Income/Avg Assets         0.22        0.23        0.37        0.27
Noninterest Expense/Avg Assets        2.20        2.40        3.08        2.41
Yield/Cost Spread                     3.45        2.84        2.69        2.88

LIQUIDITY:
Int Earn Assets/Int Bear Liab       105.04      109.97      107.58      108.24
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.30        0.17        0.38        0.37
Nonaccrual Loans/Gross Loans            --          --          --          --
Nonaccrual Lns/Ln Loss Reserve          --          --          --          --
Repos Assets/Tot Assets                 --          --          --          --
Net Chrg-Off/Av Adj Lns                 --          --          --          --
Nonmtg 1-4 Constr&Conv Lns/TA         0.50        3.57        4.53        4.85

                                      TPNZ
                               TARRYTOWN BANK, FSB
                               TARRYTOWN, NEW YORK


                                                FINANCIAL HIGHLIGHTS
                                    -------------------------------------------
                                     1994        1995        1996      YTD 3/97
                                            (All $ Amounts in Thousands)

Num of Quarters Open for Period          4           4           4           1

BALANCE SHEET:
Total Assets                        88,922     105,172     113,708     117,216
% Change in Assets                    3.92       18.27        8.12        3.09
Total Loans                         47,144      51,327      56,486      55,504
Deposits                            80,489      86,671      95,582      98,630
Broker Originated Deposits              --          --          --          --

CAPITAL:
Equity Capital                       7,317      16,267      16,331      16,298
Tangible Capital                     7,317      16,055      16,482      16,607
Core Capital                         7,317      16,055      16,482      16,607
Risk-Based Capital                   7,317      16,055      17,042      17,151
Equity Capital/Total Assets           8.23       15.47       14.36       13.90
Core Capital/Risk Based Assets       20.24       36.26       36.79       38.23
Core Capital/Adj Tang Assets          8.23       15.30       14.48       14.13
Tangible Cap/Tangible Assets          8.23       15.30       14.48       14.13
Risk-Based Cap/Risk-Wt Assets        20.24       36.26       38.04       39.48

PROFITABILITY:
Net Income(Loss)                       921         823         787         256
Ret on Avg Assets Bef Ext Item        1.06        0.85        0.70        0.89
Return on Average Equity             12.99        6.98        4.89        6.28
Net Interest Income/Avg Assets        4.15        3.53        3.67        3.70
Noninterest Income/Avg Assets         0.13        0.15        0.22        0.19
Noninterest Expense/Avg Assets        2.06        2.27        2.86        2.29
Yield/Cost Spread                     4.10        3.22        3.23        3.27

LIQUIDITY:
Int Earn Assets/Int Bear Liab       106.59      116.46      114.87      113.89
Brokered Deposits/Tot Deposits          --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         4.62        5.43        3.49        2.97
Nonaccrual Loans/Gross Loans          0.90        1.45        1.08        0.82
Nonaccrual Lns/Ln Loss Reserve       79.67      110.39       96.88       68.94
Repos Assets/Tot Assets                 --          --          --        0.10
Net Chrg-Off/Av Adj Lns               0.27        0.07        0.11        0.03
Nonmtg 1-4 Constr&Conv Lns/TA         8.35        6.59        5.83        5.52

                                    EXHIBIT V

                      Exhibit V. -- Pro Forma Assumptions


1. Net proceeds from the conversion were invested at the beginning of the period at 5.65%, which was the approximate rate on the one-year treasury bill on June 30, 1997. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

2. Wyman Park's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial ESOP expense.

3. Wyman Park's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 39%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share calculations have ignored AICPA OP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to individual accounts at the beginning of the period would yield earnings per share of $.99, $0.87, $0.79 and $0.71 and a price to earnings ratio of 10.12, 11.46, 12.71and 14.04, at the minimum, midpoint, maximum and super maximum, respectively.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the Minimum of the Conversion Valuation Range
                                    30-Jun-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Value (Minimum)                           $5,950,000
      Less:  Estimated Expenses                                    (392,000)
                                                                 ----------
      Net Conversion Proceeds                                    $5,558,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $5,558,000
      Less:  ESOP Contributions                                    (476,000)
                  MRP Contributions                                (238,000)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $4,844,000
      Estimated Incremental Rate of Return(1)                          3.45%
                                                                 ----------
      Estimated Additional Income                                $  166,948
      Less:  ESOP Expense                                           (29,036)
                  MRP Expense                                       (29,036)
                                                                 ----------
                                                                 $  108,876
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Jun-97                  $   437,000       $  108,876       $   545,876

b.    Pro Forma Net Worth
      30-Jun-97                  $ 4,754,419       $4,844,000       $ 9,598,419

c.    Pro Forma Net Assets
      30-Jun-97                  $62,241,000       $4,844,000       $67,085,000


(1) Investment rate of 5.65%, subject to an effective tax rate of 39%.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the Midpoint of the Conversion Valuation Range
                                    30-Jun-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation (Midpoint)                      $7,000,000
      Less:  Estimated Expenses                                    (410,000)
                                                                 ----------
      Net Conversion Proceeds                                    $6,590,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $6,590,000
      Less:  ESOP Contributions                                    (560,000)
                  MRP Contributions                                (280,000)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $5,750,000
      Estimated Incremental Rate of Return(1)                          3.45%
                                                                 ----------
      Estimated Additional Income                                $  198,174
      Less:  ESOP Expense                                           (34,160)
                  MRP Expense                                       (34,160)
                                                                 ----------
                                                                 $  129,854
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Jun-97                  $   437,000       $  129,854       $   566,854

b.    Pro Forma Net Worth
      30-Jun-97                  $ 4,754,419       $5,750,000       $10,504,419

c.    Pro Forma Net Assets
      30-Jun-97                  $62,241,000       $5,750,000       $67,991,000


(1) Investment rate of 5.65%, subject to an effective tax rate of 39%.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                                    30-Jun-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation (Maximum)                       $8,050,000
      Less:  Estimated Expenses                                    (428,000)
                                                                 ----------
      Net Conversion Proceeds                                    $7,622,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $7,622,000
      Less:  ESOP Contributions                                    (644,000)
                  MRP Contributions                                (322,000)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $6,656,000
      Estimated Incremental Rate of Return(1)                          3.45%
                                                                 ----------
      Estimated Additional Income                                $  229,399
      Less:  ESOP Expense                                           (39,284)
                  MRP Expense                                       (39,284)
                                                                 ----------
                                                                 $  150,831
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Jun-97                  $   437,000       $  150,831       $   587,831

b.    Pro Forma Net Worth
      30-Jun-97                  $ 4,754,419       $6,656,000       $11,410,419

c.    Pro Forma Net Assets
      30-Jun-97                  $62,241,000       $6,656,000       $68,897,000


(1) Investment rate of 5.65%, subject to an effective tax rate of 39%.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the SuperMax of the Conversion Valuation Range
                                    30-Jun-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation (Final)                         $9,257,500
      Less:  Estimated Expenses                                  $ (448,000)
                                                                 ----------
      Net Conversion Proceeds                                    $8,809,500

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $8,809,500
      Less:  ESOP Contributions                                  $ (740,600)
                  MRP Contributions                              $ (370,300)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $7,698,600
      Estimated Incremental Rate of Return(1)                          3.45%
                                                                 ----------
      Estimated Additional Income                                $  265,332
      Less:  ESOP Expense                                        $  (45,177)
                  MRP Expense                                    $  (45,177)
                                                                 ----------
                                                                 $  174,979
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Jun-97                  $   437,000       $  174,979       $   611,979

b.    Pro Forma Net Worth
      30-Jun-97                  $ 4,754,419       $7,698,600       $12,453,019

c.    Pro Forma Net Assets
      30-Jun-97                  $62,241,000       $7,698,600       $69,939,600


(1) Investment rate of 5.65%, subject to an effective tax rate of 39%.

                                    Exhibit V
                            Pro Forma Analysis Sheet

Name of Association:      WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
Date of Letter to Assn.:  Sept 19, 97
Date of Market Prices:    30-Jun-97

                                                              Mid-Atlantic Publicly   All Publicly
                                                Comparatives       Held Thrifts       Held Thrifts
                                               --------------     --------------     --------------
                          Symbols   Value      Mean    Median     Mean    Median     Mean    Median
                          ---------------      ----    ------     ----    ------     ----    ------
Price-Earnings Ratio        P/E
  Last Twelve Months                 N/A
  At Minimum of Range               10.90
  At Midpoint of Range              12.35      22.13    21.59     17.50    16.76     17.82    16.55
  At Maximum of Range               13.69
  At SuperMax of Range              15.13

Price-Book Ratio            P/B
  Last Twelve Months                 N/A
  At Minimum of Range               61.99%
  At Midpoint of Range              66.64%    109.16   111.04    150.04   140.20    146.57   138.35
  At Maximum of Range               70.55%
  At SuperMax of Range              74.34%

Price-Asset Ratio           P/A
  Last Twelve Months                 N/A
  At Minimum of Range                8.87%
  At Midpoint of Range              10.30%     14.42    14.15     14.42    13.05     14.98    14.11
  At Maximum of Range               11.68%
  At SuperMax of Range              13.24%

Twelve Mo. Earnings Base     Y              $   437,000
  Period Ended           30-Jun-97

Book Value                   B              $ 4,754,419
  As of                  30-Jun-97

Total Assets                 A              $62,241,000
  As of                  30-Jun-97

Return on Money (1)          R                     3.45%

Conversion Expense           X              $   410,000
Underwriting Commission      C                     0.00%
Percentage Underwritten      S                     0.00%
Estimate Dividend
  Dollar Amount             DA              $        --
  Yield                     DY
ESOP Contributions           P              $   560,000
MRP Contributions            I              $   280,000
ESOP Annual Expense          E              $    34,160
MRP Annual Contributions     M              $    34,160
Cost of ESOP Borrowings      F                     0.00%

(1) Investment rate of 5.65%, subject to an effective tax rate of 39%.

                                    Exhibit V
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.            V=                 P/A(A-X-P-I)             $ 7,000,000
                           ------------------------
                                1-P/A(1-(CxS))

2.            V=                 P/B(B-X-P-I)             $ 7,000,000
                           ------------------------
                                1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I)-(E+M+ST))       $ 7,000,000
                           ------------------------
                               1-P/E(R(1-(CxX))


                            Value
Estimated Value           Per Share           Total Shares              Date
---------------           ---------           ------------           ---------
   $7,000,000               $10.00               700,000             30-Jun-97


Range of Value
$7.0 million x 1.15 = $8.05 million or 805,000 shares at $10.00 per share. $7.0 million x .085 = $5.950 million or 595,500 shares at $10.00 per share.


Calculation of Estimated Value (V) Supermax

1.            V=                 P/A(A-X-P-I)             $ 9,257,500
                           ------------------------
                                1-P/A(1-(CxS))

2.            V=                 P/B(B-X-P-I)             $ 9,257,500
                           ------------------------
                                1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I)-(E+M))          $ 9,257,500
                           ------------------------
                               1-P/E(R(1-(CxX))


                            Value
  Final Value             Per Share           Total Shares              Date
---------------           ---------           ------------           ---------
   $9,257,500               $10.00               925,750             30-Jun-97

FERGUSON & CO., LLP


                                         September 19, 1997


Board of Directors
Wyman Park Federal Savings and Loan Association
11 West Ridgely Road
Lutherville, Maryland

Dear Directors:

     We have completed and hereby provide, as of August 22, 1997, an independent appraisal of the estimated pro forma market value of Wyman Park Federal Savings and Loan Association ("Wyman Park" or the "Association"), Lutherville, Maryland, in connection with the conversion of Wyman Park from the mutual form to the stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Association's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

     Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Wyman Park's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Wyman Park's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Wyman Park that included discussions with Wooden & Benson, Chartered., the Association's independent auditors, and with Silver, Freedman & Taff, L.L.P., the Association's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Wyman Park's primary market area (assessment area) and compared the Association's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on Wyman Park's representation that the information contained in the Form AC and additional evidence furnished to us by the Association and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Wyman Park and its auditors, nor did we independently value the Association's assets or liabilities. The valuation considers Wyman Park only as a going concern and should not be considered an indication of its liquidation value

     It is our opinion that, as of August 22, 1997, the estimated pro forma market value of Wyman Park was $7,000,000, or 700,000 shares at $10.00 per share. The resultant valuation range

FERGUSON & CO., LLP


was $5,950,000 at the minimum (595,000 shares at $10.00 per share) to $8,050,000 at the maximum (805,000 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $9,258,000 (925,800 shares at $10.00 per share).

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of First Federal, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. All updates will consider, among other things, any developments or changes in Wyman Park's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.


                                         Respectfully,
                                         Ferguson & Company


                                         Charles M. Hebert
                                         Principal

FERGUSON & CO., LLP


                      STATEMENT OF APPRAISER'S INDEPENDENCE
                 Wyman Park Federal Savings and Loan Association
                              Lutherville, Maryland

     We are the appraiser for Wyman Park Federal Savings and Loan Association in connection with its conversion, reorganization and issuance of Public Shares. We are submitting our independent estimate of the pro forma market value of the Wyman Park Federal Savings and Loan Association's stock to be issued in the conversion and reorganization. In connection with our appraisal of the to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by Wyman Park Federal Savings and Loan Association, its conversion counsel, its selling agent, or any other party connected with the conversion.

     Wyman Park Federal Savings and Loan Association has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                         Ferguson & Company


                                         Charles M. Hebert
                                         Principal

September 19, 1997

                       Conversion Valuation Report Update

--------------------------------------------------------------------------------

                          Valued as of October 28, 1997

                 Wyman Park Federal Savings and Loan Association

                              Lutherville, Maryland



                                  Prepared By:


                               Ferguson & Company
                                    Suite 550
                           122 W. John Carpenter Frwy
                                Irving, TX 75039
                                  972/869-1177

FERGUSON & CO., LLP
Suite 305
860 West Airport Pkwy.
Hurst, Texas 76054
(817) 577-9558
(817) 577-3054 Fax

October 30, 1997

Board of Directors
Wyman Park Federal Savings and Loan Association
11 West Ridgely Road
Lutherville, Maryland

Dear Directors:

         We have completed and hereby provide, as of October 28, 1997, an updated independent appraisal of the estimated pro forma market value of Wyman Park Federal Savings and Loan Association ('Wyman Park" or the "Association"), Lutherville, Maryland, in connection with the conversion of Wyman Park from the mutual to stock form of organization ("Conversion"). This appraisal report update is furnished pursuant to an amendment to the Association's Application for Conversion ('Form AC") filed with the Office of Thrift Supervision ("OTS"). The necessity for this update arises from recent changes in overall thrift market values. Our original appraisal report, dated August 22, 1997, is incorporated herein by reference.

         In preparing this appraisal update, we reviewed our original appraisal and the Form AC, including the proxy statement. We considered, among other items, recent developments in stock market conditions and available financial information on Wyman Park. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

         Our appraisal update is based on the Association's representation that the information in the application for conversion and additional evidence furnished us by the Association are accurate and complete. We did not independently verify the financial statements and other information furnished by the Association, nor did we independently value its assets and liabilities. Ile appraisal update considers the Association as a going concern and should not be considered as an indication of its liquidation value.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association! s pro forma market value. Ferguson & Company ("F&C") is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

Board of Directors
October 30, 1997
Page 2

Recent Financial Performance

         The Association has a June 30 fiscal year. The Form AC has June 30, 1997 audited financial statements and no unaudited financial statements. Our original appraisal of August 22, 1997 was based on June 30, 1997 financial statements. The Association is including capsule information on the September 30, 1997 financial statements in this amendment. Accordingly, this appraisal update is based on the September 30, 1997 financial information (see Exhibit
IX).

     The unaudited financial statements indicate net income of $1,000 for the September 30, 1997 quarter. Equity was $4,755,000 at September 30, 1997, a $5,000 increase from $4,750,000 at June 30, 1997, and assets at September 30, 1997 are approximately $63,391,000.

     Net loss for the September 30, 1996 quarter was $128,000. The 1996 quarter included the SAIF assessment, which was $383,000 pretax and approximately $237,000 after tax. The adjusted appraisal earnings for the September 30, 1996 quarter is $106,000, with the SAIF assessment and a small adjustment of $2,000 for gains on sale of loans being the only adjustments. The September 1997 year includes three items of income or expense that need to be adjusted for appraisal purposes. The first adjustment of $120,000 relates to excessive provisions for loan and lease losses. The second is for $4,000 gains on the sale of assets. The final adjustment is for $272,000 which represents a payment for retirement benefits for the Chief Executive Officer. The appraisal earnings figure for the twelve months ending June 30, 1997 was $437,000, including adjustments for the SAIF assessment gains on the sale of assets, and abnormal loan loss provisions. The appraisal earnings for the year ending September 30, 1997 is $504,000, up $67,000 from the June 30, 1997 year. Although profits are up for this period, the amount of interest rate risk in the portfolio still makes the sustainability of future earnings questionable in a period of rising interest rates.

General

         Since our original appraisal as of August 22, 1997, the overall thrift equity market has shown upward movement in value, after taking into consideration the recent fluctuations in the market. Figure I shows the movement of the SNL Thrift index from December 31, 1994 to October 28, 1997, the date of this update. The table shows that the index increased by 12.43% during the update period. The general level of interest rates has decreased slightly during the update period (see Figure 11).

         Exhibit I provides information on thrift conversions completed since March 31, 1997. All of the 11 thrifts have increased in value since conversion. The thrifts have averaged an increase of 62.58%, with a median increase of 63.75%. Individual changes have ranged from an increase of 32.50% to an increase of 80.0%. Short term price increases have occurred as follows: One day--average 48.33%, median 47.50%; one week--average 50.62%, median 53.70%; and one month--average 50.77%, median 46.68%.

         The group of comparative institutions, which is included in Exhibit V, experienced an average increase in per share value of 13.77% and a median increase in value of 12.82% during the update period, with three decreasing in value, and nine increasing in value.

         Recent conversions have experienced dramatic increases in prices. These price increases are reflective of general market pressures and supply and demand. The majority of the price increase is during

Board of Directors
October 30, 1997
Page 3

the first day and first week. Following that, prices seem to increase with or without significant trading volume and with little regard to price earnings ratios. The eight that have been completed since June 30, 1997 have experienced an average first day increase of 57.15% and a minimum first day increase of 40.0%.

Valuation Approach

         Exhibit VI indicates the pro forma market valuation of Wyman Park versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for Wyman Park are based on the financial information shown in Exhibit
VIII. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the September 30, 1997 financial data included in the offering circular capsule information.

         At the adjusted $7,650,000 midpoint of the range, Wyman Park is valued at 69.16% of pro forma book value, representing a discount of 43.7% from the mean and 42.9% from the median of the comparative group. The midpoint price is
11.92 times pro forma earnings, representing a discount of 53.3% from the mean and 54.6% from the median of the comparative group.

         As compared to all publicly held thrifts, at the midpoint of the range, Wyman Park's price earnings ratio represents a discount of 39.6% from the mean and 35.9% from the median. Wyman Park's value of 69.16% of pro forma book value is well below the mean of 162.30% and median of 152.11% of all publicly held thrifts.

         As compared to thrift conversions completed within the past six months (see Exhibit), Wyman Park's price to pro forma book of 69.16% at the mid point represents a 2.5% discount from the mean and a discount of 3.8% from the median. And its price earnings ratio of 11.92 represents a 51.5% discount from the mean and a 48.8% discount from the median.

         At the supermaximum, Wyman Park's price to pro forma book ratio of 76.69% represents a premium of 8. 1 % over the mean and 6.7% over the median of conversions completed since March 31, 1997. Wyman Park's pro forma price to book of 76.69% is higher than all but one of the recent conversions, and that one closed at 76.70% price to book value.

Conclusion

         In our opinion, Wyman Park's estimated pro forma market value at October 28, 1997 was $7,650,000, which increased $650,000, or 9.3% from our original appraisal as of August 22, 1997. The resulting valuation range is $6,502,500 at the minimum to $8,797,500 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximurn is $10,117,125, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Exhibit VI based on calculations shown in Exhibit VIII.

         During the update period from August 22, 1997 to October 28, 1997, thrift equity markets have shown significant movement. Interest rates have decreased slightly during the update period. The SNL Thrift Index increased 12.43%, the average value of the comparative group increased 13.77%, and the median value of the comparative group increased 12.82%. Recent conversions have shown very strong

Board of Directors
October 30, 1997
Page 4

receptivity since June 30, 1997. Wyman Park continues to have significant interest rate risk and the sustainability of profits is still in question. Considering all of the above factors together, we believe the 9.3% increase in the midpoint value is justified.

         Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Wyman Park, could materially affect the assumptions, used in preparing this opinion.

Respectfully,
 Ferguson & Company

 Charles M. Hebert
 Principal

                          List of Figures and Exhibits

Figure
Number          Title                                                       Page
------          -----                                                       ----

    I           SNL Index                                                     1

   II           Selected Interest Rates                                       2

Exhibit
Number
-------
    I           Recent Conversions                                            1

   II           Selected Publicly Held Thrifts                                4

  III           Selected Mid-Atlantic Thrifts                                28

   IV           Selected Maryland Thrifts                                    36

    V           Comparative Group Price Changes                              40

   VI           Pro Forma Comparisons                                        42

  VII           Comparison of Pricing Ratios                                 44

 VIII           Pro Forma Assumptions                                        45
                Pro Forma Effect of Conversion Proceeds                      46
                Pro Forma Analysis Sheet                                     50

   IX           Recent Operating Results                                     52

    X           Appraisal Earnings                                           54

                                    FIGURES

FERGUSON & COMPANY

Date       Index
-----------------
31-Jan-94  258.47
28-Feb-94  249.53
31-Mar-94  241.57
29-Apr-94  248.31
31-May-94  263.34
30-Jun-94  269.58
29-Jul-94  276.69
31-Aug-94  287.18
30-Sep-94  279.69
31-Oct-94  236.12
30-Nov-94  245.84
30-Dec-94  244.73
31-Jan-95  256.10
28-Feb-95  277.00
31-Mar-95  278.40
28-Apr-95  295.44
31-May-95  307.60
23-Jun-95  313.95
31-Jul-95  328.20
31-Aug-95  355.50
29-Sep-95  362.29
31-Oct-95  354.05
30-Nov-95  370.17
29-Dec-95  376.51
31-Jan-95  370.69
29-Feb-96  373.64
29-Mar-96  382.13
30-Apr-96  377.24
31-May-96  382.99
28-Jun-96  387.18
30-Jul-96  388.38
30-Aug-96  408.34
30-Sep-96  429.28
30-Oct-96  456.70
29-Nov-96  485.83
31-Dec-96  486.63
10-Jan-97  484.33
31-Jan-97  520.08
27-Feb-97  569.67
14-Mar-97  560.67
31-Mar-97  527.74
15-Apr-97  525.48
30-Apr-97  537.21
20-May-97  571.30
30-May-97  577.94
12-Jun-97  604.15
30-Jun-97  624.55
17-Jul-97  652.44
30-Jul-97  684.51
08-Aug-97  664.56
22-Aug-97  663.36
28-Aug-97  661.21
02-Sep-97  677.20
12-Sep-97  698.55
23-Sep-97  729.07
30-Sep-97  737.50
09-Oct-97  766.19
21-Oct-97  773.33
24-Oct-97  768.59
28-Oct-97  745.83

FERGUSON & COMPANY

                ----------------------------------------------------------------
                                                Percent Change Since
                                   ---------------------------------------------
                           SNL     Prev.
                Date       Index   Date    12/31/94  12/31/95  12/31/96  8/22/97
                ----       -----   -----   --------  --------  --------  -------
                31-Dec-94  244.70
                31-Mar-95  278.40  13.77%   13.77%
                30-Jun-95  313.50  12.61%   28.12%
                30-Sep-95  362.30  15.57%   48.06%
                31-Oct-95  354.10  -2.26%   44.71%
                30-Nov-95  370.20   4.55%   51.29%
                31-Dec-95  376.50   1.70%   53.86%
                12-Jan-96  372.40  -1.09%   52.19%    -1.09%
                31-Jan-96  370.70  -0.46%   51.49%    -1.54%
                29-Feb-96  373.60   0.78%   52.68%    -0.77%
                29-Mar-96  382.10   2.28%   56.15%     1.49%
                30-Apr-96  377.20  -1.28%   54.15%     0.19%
                31-May-96  382.99   1.53%   56.51%     1.72%
                28-Jun-96  387.18   1.09%   58.23%     2.84%
                30-Jul-96  371.62  -4.02%   51.87%    -1.30%
                30-Aug-96  408.34   9.88%   66.87%     8.46%
                20-Sep-96  419.50   2.73%   71.43%    11.42%
                30-Sep-96  429.28   2.33%   75.43%    14.02%
                30-Oct-96  456.70   6.39%   86.64%    21.30%
                29-Nov-96  485.83   6.38%   98.54%    29.04%
                13-Dec-96  473.64  -2.51%   93.56%    25.80%
                20-Dec-96  481.56   1.67%   96.80%    27.90%
                31-Dec-96  486.63   1.05%   98.87%    29.25%
                10-Jan-97  484.33  -0.47%   97.93%    28.64%    -0.47%
                31-Jan-97  520.08   7.38%  112.54%    38.14%     6.87%
                14-Feb-97  547.17   5.21%  123.61%    45.33%    12.44%
                27-Feb-97  569.67   4.11%  132.80%    51.31%    17.06%
                14-Mar-97  560.67  -1.58%  129.13%    48.92%    15.21%
                31-Mar-97  527.74  -5.87%  115.67%    40.17%     8.45%
                15-Apr-97  525.48  -0.43%  114.74%    39.57%     7.98%
                30-Apr-97  537.21   2.23%  119.54%    42.69%    10.39%
                20-May-97  571.30   6.35%  133.47%    51.74%    17.40%
                30-May-97  577.94   1.16%  136.18%    53.50%    18.76%
                12-Jun-97  604.15   4.54%  146.89%    60.46%    24.15%
                30-Jun-97  624.55   3.38%  155.23%    65.88%    28.34%
                17-Jul-97  652.44   4.47%  166.63%    73.29%    34.07%
                30-Jul-97  684.51   4.92%  179.73%    81.81%    40.66%
                 8-Aug-97  664.56  -2.91%  171.58%    76.51%    36.56%
                           ------
Apprisal Date - 22-Aug-97  663.36  -0.18%  171.09%    76.19%    36.32%
--------------------------------------------------------------------------------
                28-Aug-97  661.21  -0.32%  170.21%    75.62%    35.88%   -0.32%
                 2-Sep-97  677.20   2.42%  176.75%    79.87%    39.16%    2.09%
                12-Sep-97  698.55   3.15%  185.47%    85.54%    43.55%    5.30%
                23-Sep-97  729.07   4.37%  197.94%    93.64%    49.82%    9.91%
                30-Sep-97  737.50   1.16%  201.39%    95.88%    51.55%   11.18%
                 9-Oct-97  766.19   3.89%  213.11%   103.50%    57.45%   15.50%
                21-Oct-97  773.33   4.86%  216.03%   105.40%    58.92%   16.58%
                24-Oct-97  768.59  -0.61%  214.09%   104.14%    57.94%   15.86%
                           ------                                        -----
Update -        28-Oct-97  745.83  -3.56%  204.79%    98.10%    53.26%   12.43%
--------------------------------------------------------------------------------

                            Figure 1 -- SNL Index

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

-------------------------------------------------------------         ----------
                          1 Year   5 Year   10 Year   30 Year          1 to 30
            Fed Fds (*)   T-bill   Treas.    Treas.    Treas.         Yr. Spread
-------------------------------------------------------------         ----------
31-Dec-96       5.18       5.48     6.12      6.34      6.58             1.10
-------------------------------------------------------------         ----------
17-Jan-97       5.19       5.60     6.33      6.56      6.81
31-Jan-97       5.18       5.60     6.36      6.62      6.89             1.29
------------------------------------------------------------          ----------
14-Feb-97       5.05       5.48     6.14      6.37      6.65
27-Feb-97       5.16       5.52     6.25      6.45      6.71             1.19
------------------------------------------------------------          ----------
14-Mar-97       5.19       5.69     6.41      6.58      6.85
31-Mar-97       5.40       5.91     6.75      6.96      7.15             1.24
------------------------------------------------------------          ----------
18-Apr-97       5.48       6.00     6.80      6.92      7.13
30-Apr-97       5.45       5.89     6.57      6.71      6.95             1.06
------------------------------------------------------------          ----------
16-May-97       5.49       5.85     6.54      6.68      6.90
30-May-97       5.43       5.85     6.60      6.75      6.99             1.14
------------------------------------------------------------          ----------
13-Jun-97       5.48       5.71     6.40      6.52      6.80
27-Jun-97       5.42       5.64     6.33      6.45      6.75             1.11
------------------------------------------------------------          ----------
18-Jul-97       5.44       5.53     6.14      6.23      6.52
1-Aug-97        5.57       5.47     6.00      6.11      6.38             0.91
------------------------------------------------------------          ----------
15-Aug-97       5.45       5.61     6.20      6.37      6.65
29-Aug-97       5.56       5.59     6.22      6.34      6.61             1.02
------------------------------------------------------------          ----------
12-Sep-97       5.48       5.59     6.23      6.34      6.64
26-Sep-97       5.45       5.46     6.00      6.08      6.36             0.90
------------------------------------------------------------          ----------
10-Oct-97       5.46       5.40     5.88      5.99      6.29
28-Oct-97       5.45       5.39     5.88      6.16      6.22             0.83
------------------------------------------------------------          ----------
(*) Average of Rates Available


             INREREST RATES FROM MARCH 14, 1997 TO OCTOBER 28, 1997

                                [GRAPHIC OMITTED]

-------------------------------------------------------------         ----------
                          1 Year   5 Year   10 Year   30 Year          1 to 30
            Fed Fds (*)   T-bill   Treas.    Treas.    Treas.         Yr. Spread
-------------------------------------------------------------         ----------
28-Oct-97       5.45       5.39     5.88      6.16      6.22             0.83
-------------------------------------------------------------         ----------


                               CURRENT YIELD CURVE

                                [GRAPHIC OMITTED]

(*) Average of Rates Available


                              Figure IV.2 -- Rates

Source: US FInancial Data, Federal Reserve Bank of St. Louis, MO

                                    EXHIBITS

FERGUSON & COMPANY
                         Exhibit I -- Recent Conversions

                                                                                                  Conversion Pricing Ratios
                                                                                         -------------------------------------------
                                                                                           Price/      Price/      Price/    Price/
                                                         Conversion    Gross   Offering   Pro-Forma   Pro-Forma  Pro-Forma  Adjusted
                                                           Assets    Proceeds    Price   Book Value  Tang. Book   Earnings   Assets
Ticker   Short Name                     State  IPO Date    ($000)     ($000)      ($)        (%)         (%)        (x)        (%)
------   ----------                     -----  --------  ----------  --------  --------  ----------  ----------  ---------  --------
OTFC     Oregon Trail Financial Corp.     OR   10/06/97   204,213     46,949     10.00      76.60       76.63      18.50      18.70
SHSB     SHS Bancorp Inc.                 PA   10/01/97    81,688      8,200     10.00      70.70       70.73      13.90       9.10
OSFS     Ohio State Financial Services    OH   09/29/97    33,929      6,332     10.00      63.30       63.33      17.00      15.70
FSPT     FirstSpartan Financial Corp.     SC   07/09/97   375,526     88,608     20.00      73.00       72.98      26.00      19.10
GOSB     GSB Financial Corp.              NY   07/09/97    96,323     22,483     10.00      73.40       73.44      23.20      18.90
FBNW     FirstBank Corp.                  ID   07/02/97   133,194     19,838     10.00      71.90       71.93      19.20      13.00
CFBC     Community First Banking Co.      GA   07/01/97   352,532     48,271     20.00      72.70       72.74      36.10      12.00
HCBB     HCB Bancshares Inc.              AR   05/07/97   171,241     26,450     10.00      72.00       71.95      29.00      13.40
PSFC     Peoples-Sidney Financial Corp.   OH   04/28/97    86,882     17,854     10.00      71.20       71.24      11.50      17.00
HMLK     Hemlock Federal Financial Corp   IL   04/02/97   146,595     20,763     10.00      71.60       71.62      37.50      12.40
GSLA     GS Financial Corp.               LA   04/01/97    86,521     34,385     10.00      63.80       63.75      38.70      28.40

Maximum                                                   375,526     88,608     20.00      76.60       76.63      38.70      28.40
Minimum                                                    33,929      6,332     10.00      63.30       63.33      11.50       9.10
Average    All Recent Conversion Since March 31, 1997     160,786     30,921     11.82      70.93       70.94      24.60      16.15
         ----------------------------------------------
Median                                                    133,194     22,483     10.00      71.90       71.93      23.20      15.70

Maximum                                                   375,526     88,608     20.00      76.60       76.63      36.10      19.10
Minimum                                                    33,929      6,332     10.00      63.30       63.33      13.90       9.10
Average     All Recent Conversion Since July 1, 1997      182,486     34,383     12.86      71.66       71.69      21.99      15.21
         ----------------------------------------------
Median                                                    133,194     22,483     10.00      72.70       72.74      19.20      15.70

                   Exhibit I -- Recent Conversions (Continued)

                                                                                  Post Conversion Increase (Decrease)
         Current    Current    Current    Price One   Price One    Price One   -----------------------------------------
          Stock     Price/    Price/Tang  Day After   Week After  Month After     One         One         One        To
          Price   Book Value  Book Value  Conversion  Conversion   Conversion  Day After  Week After  Month After   Date
Ticker     ($)        (%)        (%)          ($)         ($)          ($)        (%)         (%)         (%)        (%)
------   -------  ----------  ----------  ----------  ----------  -----------  ---------  ----------  -----------   ----
OTFC      16.250        NA          NA       16.75       16.38           NA      67.50       63.75          NA     62.50
SHSB      15.750        NA          NA       14.75       16.25        15.75      47.50       62.50       57.50     57.50
OSFS      14.960        NA          NA       15.50       15.37        14.96      55.00       53.70       49.60     49.60
FSPT      35.000        NA          NA       36.69       37.00        35.63      83.44       85.00       78.13     75.00
GOSB      15.000        NA          NA       14.63       14.88        14.38      46.25       48.75       43.75     50.00
FBNW      16.375        NA          NA       15.81       15.56        17.75      58.13       55.63       77.50     63.75
CFBC      36.000        NA          NA       31.88       33.00        34.00      59.38       65.00       70.00     80.00
HCBB      13.250     92.85       96.50       12.63       12.75        12.88      26.25       27.50       28.75     32.50
PSFC      17.500    121.53      121.53       12.56       12.88        13.25      25.63       28.75       32.50     75.00
HMLK      17.000    112.88      112.88       12.88       12.88        13.00      28.75       28.75       30.00     70.00
GSLA      17.250    105.44      105.44       13.38       13.75        14.00      33.75       37.50       40.00     72.50

Maximum   36.00     121.53      121.53       36.69       37.00        35.63      83.44       85.00       78.13     80.00
Minimum   13.25      92.85       96.50       12.56       12.75        12.88      25.63       27.50       28.75     32.50
Average   19.49     108.18      109.09       17.95       18.24        18.56      48.33       50.62       50.77     62.58

Median    16.38     109.16      109.16       14.75       15.37        14.67      47.50       53.70       46.68     63.75

Maximum   36.00         --          --       36.69       37.00        35.63      83.44       85.00       78.13     80.00
Minimum   14.96         --          --       14.63       14.88        14.38      46.25       48.75       43.75     49.60
Average   21.33         NA          NA       20.86       21.20        22.08      59.60       62.05       62.75     62.62

Median    16.25         NA          NA       15.81       16.25        16.75      58.13       62.50       63.75     62.50

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                 Exhibit II -- Selected Publicly Traded Thrifts

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
AADV     Advantage Bancorp Inc.           Kenosha              WI      MW        SAIF       NASDAQ    03/23/92   55.000      177.86
ABBK     Abington Bancorp Inc.            Abington             MA      NE         BIF       NASDAQ    06/10/86   32.500       59.81
ABCL     Alliance Bancorp Inc.            Hinsdale             IL      MW        SAIF       NASDAQ    07/07/92   24.875      199.51
ABCW     Anchor BanCorp Wisconsin         Madison              WI      MW        SAIF       NASDAQ    07/16/92   28.250      255.76
AFCB     Affiliated Community Bancorp     Waltham              MA      NE        SAIF       NASDAQ    10/19/95   28.500      185.04
AHM      Ahmanson & Company (H.F.)        Irwindale            CA      WE        SAIF        NYSE     10/25/72   60.938    5,753.23
ALBC     Albion Banc Corp.                Albion               NY      MA        SAIF       NASDAQ    07/26/93   29.000        7.25
ALBK     ALBANK Financial Corp.           Albany               NY      MA        SAIF       NASDAQ    04/01/92   45.500      585.68
AMFC     AMB Financial Corp.              Munster              IN      MW        SAIF       NASDAQ    04/01/96   16.750       16.14
ANDB     Andover Bancorp Inc.             Andover              MA      NE         BIF       NASDAQ    05/08/86   35.500      182.78
ANE      Alliance Bncorp of New England   Tolland              CT      NE         BIF        AMSE     12/19/86   16.625       25.94
ASBI     Ameriana Bancorp                 New Castle           IN      MW        SAIF       NASDAQ    03/02/87   18.750       60.57
ASBP     ASB Financial Corp.              Portsmouth           OH      MW        SAIF       NASDAQ    05/11/95   13.375       23.02
ASFC     Astoria Financial Corp.          Lake Success         NY      MA        SAIF       NASDAQ    11/18/93   50.813    1,050.10
ATSB     AmTrust Capital Corp.            Peru                 IN      MW        SAIF       NASDAQ    03/28/95   13.750        7.24
BANC     BankAtlantic Bancorp Inc.        Fort Lauderdale      FL      SE        SAIF       NASDAQ    11/29/83   13.500      144.15
BDJI     First Federal Bancorporation     Bemidji              MN      MW        SAIF       NASDAQ    04/04/95   24.625       16.81
BFD      BostonFed Bancorp Inc.           Burlington           MA      NE        SAIF        AMSE     10/24/95   20.625      116.53
BFSB     Bedford Bancshares Inc.          Bedford              VA      SE        SAIF       NASDAQ    08/22/94   23.000       26.28
BKC      American Bank of Connecticut     Waterbury            CT      NE         BIF        AMSE     12/01/81   44.500      102.94
BKCT     Bancorp Connecticut Inc.         Southington          CT      NE         BIF       NASDAQ    07/03/86   36.750       93.46
BKUNA    BankUnited Financial Corp.       Coral Gables         FL      SE        SAIF       NASDAQ    12/11/85   12.875      114.19
BVCC     Bay View Capital Corp.           San Mateo            CA      WE        SAIF       NASDAQ    05/09/86   29.875      371.09
BYFC     Broadway Financial Corp.         Los Angeles          CA      WE        SAIF       NASDAQ    01/09/96   12.625       10.54
CAFI     Camco Financial Corp.            Cambridge            OH      MW        SAIF       NASDAQ       NA      22.500       72.32
CAPS     Capital Savings Bancorp Inc.     Jefferson City       MO      MW        SAIF       NASDAQ    12/29/93   17.250       32.63
CASB     Cascade Financial Corp.          Everett              WA      WE        SAIF       NASDAQ    09/16/92   12.500       42.33
CASH     First Midwest Financial Inc.     Storm Lake           IA      MW        SAIF       NASDAQ    09/20/93   19.625       53.65
CATB     Catskill Financial Corp.         Catskill             NY      MA         BIF       NASDAQ    04/18/96   17.500       85.72
CBCI     Calumet Bancorp Inc.             Dolton               IL      MW        SAIF       NASDAQ    02/20/92   50.500      106.60
CBK      Citizens First Financial Corp.   Bloomington          IL      MW        SAIF        AMSE     05/01/96   18.750       48.64
CBSA     Coastal Bancorp Inc.             Houston              TX      SW        SAIF       NASDAQ       NA      29.375      146.65
CBSB     Charter Financial Inc.           Sparta               IL      MW        SAIF       NASDAQ    12/29/95   21.000       87.15
CEBK     Central Co-operative Bank        Somerville           MA      NE         BIF       NASDAQ    10/24/86   22.500       44.21
CFB      Commercial Federal Corp.         Omaha                NE      MW        SAIF        NYSE     12/31/84   48.063    1,037.28
CFCP     Coastal Financial Corp.          Myrtle Beach         SC      SE        SAIF       NASDAQ    09/26/90   24.500      113.70
CFFC     Community Financial Corp.        Staunton             VA      SE        SAIF       NASDAQ    03/30/88   21.750       27.74
CFSB     CFSB Bancorp Inc.                Lansing              MI      MW        SAIF       NASDAQ    06/22/90   30.625      155.79
CFTP     Community Federal Bancorp        Tupelo               MS      SE        SAIF       NASDAQ    03/26/96   16.375       75.80
CFX      CFX Corp.                        Keene                NH      NE         BIF        AMSE     02/12/87   24.875      596.43
CIBI     Community Investors Bancorp      Bucyrus              OH      MW        SAIF       NASDAQ    02/07/95   15.000       13.75
CKFB     CKF Bancorp Inc.                 Danville             KY      MW        SAIF       NASDAQ    01/04/95   19.000       17.62
CLAS     Classic Bancshares Inc.          Ashland              KY      MW        SAIF       NASDAQ    12/29/95   15.500       20.23
CMRN     Cameron Financial Corp           Cameron              MO      MW        SAIF       NASDAQ    04/03/95   18.125       46.44
CMSB     Commonwealth Bancorp Inc.        Norristown           PA      MA        SAIF       NASDAQ    06/17/96   17.375      282.22
CNIT     CENIT Bancorp Inc.               Norfolk              VA      SE        SAIF       NASDAQ    08/06/92   61.250      101.25
COFI     Charter One Financial            Cleveland            OH      MW        SAIF       NASDAQ    01/22/88   58.750    2,911.83
CRZY     Crazy Woman Creek Bancorp        Buffalo              WY      WE        SAIF       NASDAQ    03/29/96   14.750       14.08
CTZN     CitFed Bancorp Inc.              Dayton               OH      MW        SAIF       NASDAQ    01/23/92   49.500      428.58
CVAL     Chester Valley Bancorp Inc.      Downingtown          PA      MA        SAIF       NASDAQ    03/27/87   26.000       56.22
DIBK     Dime Financial Corp.             Wallingford          CT      NE         BIF       NASDAQ    07/09/86   31.000      160.02
DIME     Dime Community Bancorp Inc.      Brooklyn             NY      MA         BIF       NASDAQ    06/26/96   20.750      271.67
DME      Dime Bancorp Inc.                New York             NY      MA         BIF        NYSE     08/19/86   24.063    2,442.20
DNFC     D & N Financial Corp.            Hancock              MI      MW        SAIF       NASDAQ    02/13/85   23.875      196.83

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
DSL      Downey Financial Corp.           Newport Beach        CA      WE        SAIF        NYSE     01/01/71   24.438      653.81
EBSI     Eagle Bancshares                 Tucker               GA      SE        SAIF       NASDAQ    04/01/86   18.063      102.23
EFBI     Enterprise Federal Bancorp       West Chester         OH      MW        SAIF       NASDAQ    10/17/94   26.250       52.11
EGFC     Eagle Financial Corp.            Bristol              CT      NE        SAIF       NASDAQ    02/03/87   48.375      305.54
EIRE     Emerald Isle Bancorp Inc.        Quincy               MA      NE         BIF       NASDAQ    09/08/86   31.500       70.87
EMLD     Emerald Financial Corp.          Strongsville         OH      MW        SAIF       NASDAQ       NA      17.750       90.02
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93   43.875       26.42
ESBK     Elmira Savings Bank (The)        Elmira               NY      MA         BIF       NASDAQ    03/01/85   28.125       19.87
ETFS     East Texas Financial Services    Tyler                TX      SW        SAIF       NASDAQ    01/10/95   19.125       19.61
FBBC     First Bell Bancorp Inc.          Pittsburgh           PA      MA        SAIF       NASDAQ    06/29/95   17.125      111.49
FBCI     Fidelity Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    12/15/93   23.500       65.68
FBCV     1ST Bancorp                      Vincennes            IN      MW        SAIF       NASDAQ    04/07/87   38.500       26.63
FBER     1st Bergen Bancorp               Wood-Ridge           NJ      MA        SAIF       NASDAQ    04/01/96   18.250       54.76
FBHC     Fort Bend Holding Corp.          Rosenberg            TX      SW        SAIF       NASDAQ    06/30/93   19.250       31.85
FBSI     First Bancshares Inc.            Mountain Grove       MO      MW        SAIF       NASDAQ    12/22/93   24.625       26.90
FCBF     FCB Financial Corp.              Oshkosh              WI      MW        SAIF       NASDAQ    09/24/93   27.000      109.97
FCME     First Coastal Corp.              Westbrook            ME      NE         BIF       NASDAQ       NA      13.750       18.69
FDEF     First Defiance Financial         Defiance             OH      MW        SAIF       NASDAQ    10/02/95   15.750      141.07
FED      FirstFed Financial Corp.         Santa Monica         CA      WE        SAIF        NYSE     12/16/83   35.688      377.76
FESX     First Essex Bancorp Inc.         Andover              MA      NE         BIF       NASDAQ    08/04/87   19.500      146.77
FFBA     First Colorado Bancorp Inc.      Lakewood             CO      SW        SAIF       NASDAQ    01/02/96   19.875      327.63
FFBH     First Federal Bancshares of AR   Harrison             AR      SE        SAIF       NASDAQ    05/03/96   20.500      100.37
FFBI     First Financial Bancorp Inc.     Belvidere            IL      MW        SAIF       NASDAQ    10/04/93   19.250        7.99
FFBS     FFBS BanCorp Inc.                Columbus             MS      SE        SAIF       NASDAQ    07/01/93   22.063       34.36
FFBZ     First Federal Bancorp Inc.       Zanesville           OH      MW        SAIF       NASDAQ    07/13/92   19.625       30.84
FFCH     First Financial Holdings Inc.    Charleston           SC      SE        SAIF       NASDAQ    11/10/83   35.750      227.67
FFDB     FirstFed Bancorp Inc.            Bessemer             AL      SE        SAIF       NASDAQ    11/19/91   22.750       26.19
FFDF     FFD Financial Corp.              Dover                OH      MW        SAIF       NASDAQ    04/03/96   18.500       26.73
FFED     Fidelity Federal Bancorp         Evansville           IN      MW        SAIF       NASDAQ    08/31/87    9.250       23.01
FFES     First Federal of East Hartford   East Hartford        CT      NE        SAIF       NASDAQ    06/23/87   35.000       93.88
FFFC     FFVA Financial Corp.             Lynchburg            VA      SE        SAIF       NASDAQ    10/12/94   31.625      142.96
FFFD     North Central Bancshares Inc.    Fort Dodge           IA      MW        SAIF       NASDAQ    03/21/96   17.625       57.42
FFFL     Fidelity Bankshares Inc. (MHC)   West Palm Beach      FL      SE        SAIF       NASDAQ    01/07/94   27.000      182.82
FFHH     FSF Financial Corp.              Hutchinson           MN      MW        SAIF       NASDAQ    10/07/94   19.125       57.56
FFHS     First Franklin Corporation       Cincinnati           OH      MW        SAIF       NASDAQ    01/26/88   23.000       27.42
FFIC     Flushing Financial Corp.         Flushing             NY      MA         BIF       NASDAQ    11/21/95   21.125      168.65
FFKY     First Federal Financial Corp.    Elizabethtown        KY      MW        SAIF       NASDAQ    07/15/87   22.000       91.50
FFLC     FFLC Bancorp Inc.                Leesburg             FL      SE        SAIF       NASDAQ    01/04/94   35.000       80.53
FFOH     Fidelity Financial of Ohio       Cincinnati           OH      MW        SAIF       NASDAQ    03/04/96   15.500       86.49
FFPB     First Palm Beach Bancorp Inc.    West Palm Beach      FL      SE        SAIF       NASDAQ    09/29/93   38.250      193.08
FFSL     First Independence Corp.         Independence         KS      MW        SAIF       NASDAQ    10/08/93   14.625       14.51
FFSX     First Fed SB of Siouxland(MHC)   Sioux City           IA      MW        SAIF       NASDAQ    07/13/92   32.000       90.66
FFWC     FFW Corp.                        Wabash               IN      MW        SAIF       NASDAQ    04/05/93   31.250       22.34
FFWD     Wood Bancorp Inc.                Bowling Green        OH      MW        SAIF       NASDAQ    08/31/93   17.500       37.07
FFYF     FFY Financial Corp.              Youngstown           OH      MW        SAIF       NASDAQ    06/28/93   28.500      117.48
FGHC     First Georgia Holding Inc.       Brunswick            GA      SE        SAIF       NASDAQ    02/11/87    8.125       24.80
FIBC     Financial Bancorp Inc.           Long Island City     NY      MA        SAIF       NASDAQ    08/17/94   22.500       38.47
FISB     First Indiana Corporation        Indianapolis         IN      MW        SAIF       NASDAQ    08/02/83   24.375      257.43
FKFS     First Keystone Financial         Media                PA      MA        SAIF       NASDAQ    01/26/95   29.250       35.92
FLFC     First Liberty Financial Corp.    Macon                GA      SE        SAIF       NASDAQ    12/06/83   23.250      179.60
FMCO     FMS Financial Corp.              Burlington           NJ      MA        SAIF       NASDAQ    12/14/88   28.500       68.04
FMSB     First Mutual Savings Bank        Bellevue             WA      WE         BIF       NASDAQ    12/17/85   27.500       74.56
FNGB     First Northern Capital Corp.     Green Bay            WI      MW        SAIF       NASDAQ    12/29/83   13.500      119.34
FOBC     Fed One Bancorp                  Wheeling             WV      SE        SAIF       NASDAQ    01/19/95   24.000       56.96

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
FSBI     Fidelity Bancorp Inc.            Pittsburgh           PA      MA        SAIF       NASDAQ    06/24/88   24.000       37.20
FSPG     First Home Bancorp Inc.          Pennsville           NJ      MA        SAIF       NASDAQ    04/20/87   22.500       60.94
FSTC     First Citizens Corp.             Newnan               GA      SE        SAIF       NASDAQ    03/01/86   38.000       69.88
FTF      Texarkana First Financial Corp   Texarkana            AR      SE        SAIF        AMSE     07/07/95   24.875       44.53
FTFC     First Federal Capital Corp.      La Crosse            WI      MW        SAIF       NASDAQ    11/02/89   27.250      249.74
FTSB     Fort Thomas Financial Corp.      Fort Thomas          KY      MW        SAIF       NASDAQ    06/28/95   13.375       18.97
FWWB     First SB of Washington Bancorp   Walla Walla          WA      WE        SAIF       NASDAQ    11/01/95   24.125      253.10
GAF      GA Financial Inc.                Pittsburgh           PA      MA        SAIF        AMSE     03/26/96   18.625      148.50
GBCI     Glacier Bancorp Inc.             Kalispell            MT      WE        SAIF       NASDAQ    03/30/84   20.000      136.24
GDW      Golden West Financial            Oakland              CA      WE        SAIF        NYSE     05/29/59   85.813    4,871.64
GFCO     Glenway Financial Corp.          Cincinnati           OH      MW        SAIF       NASDAQ    11/30/90   30.625       34.91
GFSB     GFS Bancorp Inc.                 Grinnell             IA      MW        SAIF       NASDAQ    01/06/94   17.125       16.92
GPT      GreenPoint Financial Corp.       New York             NY      MA         BIF        NYSE     01/28/94   62.250    2,665.92
GSB      Golden State Bancorp Inc.        Glendale             CA      WE        SAIF        NYSE     10/01/83   33.625    1,696.57
GSBC     Great Southern Bancorp Inc.      Springfield          MO      MW        SAIF       NASDAQ    12/14/89   20.125      162.62
GSFC     Green Street Financial Corp.     Fayetteville         NC      SE        SAIF       NASDAQ    04/04/96   18.000       77.37
GUPB     GFSB Bancorp Inc.                Gallup               NM      SW        SAIF       NASDAQ    06/30/95   21.250       15.98
HALL     Hallmark Capital Corp.           West Allis           WI      MW        SAIF       NASDAQ    01/03/94   28.484       41.10
HARB     Harbor Florida Bancorp (MHC)     Fort Pierce          FL      SE        SAIF       NASDAQ    01/06/94   62.500      310.84
HARL     Harleysville Savings Bank        Harleysville         PA      MA        SAIF       NASDAQ    08/04/87   29.250       48.60
HAVN     Haven Bancorp Inc.               Woodhaven            NY      MA        SAIF       NASDAQ    09/23/93   42.125      184.76
HBBI     Home Building Bancorp            Washington           IN      MW        SAIF       NASDAQ    02/08/95   21.625        6.74
HBFW     Home Bancorp                     Fort Wayne           IN      MW        SAIF       NASDAQ    03/30/95   24.313       61.38
HBNK     Highland Federal Bank FSB        Burbank              CA      WE        SAIF       NASDAQ       NA      32.000       73.60
HBS      Haywood Bancshares Inc.          Waynesville          NC      SE         BIF        AMSE     12/18/87   21.125       26.41
HFFB     Harrodsburg First Fin Bancorp    Harrodsburg          KY      MW        SAIF       NASDAQ    10/04/95   16.000       32.40
HFFC     HF Financial Corp.               Sioux Falls          SD      MW        SAIF       NASDAQ    04/08/92   25.500       76.06
HFGI     Harrington Financial Group       Richmond             IN      MW        SAIF       NASDAQ       NA      12.625       41.12
HFNC     HFNC Financial Corp.             Charlotte            NC      SE        SAIF       NASDAQ    12/29/95   14.875      255.74
HFSA     Hardin Bancorp Inc.              Hardin               MO      MW        SAIF       NASDAQ    09/29/95   17.625       15.15
HHFC     Harvest Home Financial Corp.     Cheviot              OH      MW        SAIF       NASDAQ    10/10/94   14.750       13.49
HIFS     Hingham Instit. for Savings      Hingham              MA      NE         BIF       NASDAQ    12/20/88   28.500       37.15
HMCI     HomeCorp Inc.                    Rockford             IL      MW        SAIF       NASDAQ    06/22/90   20.250       34.58
HMNF     HMN Financial Inc.               Spring Valley        MN      MW        SAIF       NASDAQ    06/30/94   24.250      102.14
HOMF     Home Federal Bancorp             Seymour              IN      MW        SAIF       NASDAQ    01/23/88   35.000      119.04
HPBC     Home Port Bancorp Inc.           Nantucket            MA      NE         BIF       NASDAQ    08/25/88   23.250       42.82
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94   20.750       35.14
HRZB     Horizon Financial Corp.          Bellingham           WA      WE         BIF       NASDAQ    08/01/86   16.313      120.99
HTHR     Hawthorne Financial Corp.        El Segundo           CA      WE        SAIF       NASDAQ       NA      17.500       54.04
HZFS     Horizon Financial Svcs Corp.     Oskaloosa            IA      MW        SAIF       NASDAQ    06/30/94   22.500        9.57
IBSF     IBS Financial Corp.              Cherry Hill          NJ      MA        SAIF       NASDAQ    10/13/94   16.000      176.23
IFSB     Independence Federal Svgs Bank   Washington           DC      MA        SAIF       NASDAQ    06/06/85   13.813       17.70
INBI     Industrial Bancorp Inc.          Bellevue             OH      MW        SAIF       NASDAQ    08/01/95   17.250       89.23
INCB     Indiana Community Bank SB        Lebanon              IN      MW        SAIF       NASDAQ    12/15/94   15.000       13.83
IPSW     Ipswich Savings Bank             Ipswich              MA      NE         BIF       NASDAQ    05/26/93   13.000       30.91
ISBF     ISB Financial Corp.              New Iberia           LA      SW        SAIF       NASDAQ    04/07/95   24.250      167.34
ITLA     ITLA Capital Corp.               La Jolla             CA      WE         BIF       NASDAQ    10/24/95   20.000      156.94
IWBK     InterWest Bancorp Inc.           Oak Harbor           WA      WE        SAIF       NASDAQ       NA      37.375      300.34
JSB      JSB Financial Inc.               Lynbrook             NY      MA         BIF        NYSE     06/27/90   47.000      465.21
JSBA     Jefferson Savings Bancorp        Ballwin              MO      MW        SAIF       NASDAQ    04/08/93   40.000      200.25
JXVL     Jacksonville Bancorp Inc.        Jacksonville         TX      SW        SAIF       NASDAQ    04/01/96   18.500       45.62
KFBI     Klamath First Bancorp            Klamath Falls        OR      WE        SAIF       NASDAQ    10/05/95   22.625      226.67
KNK      Kankakee Bancorp Inc.            Kankakee             IL      MW        SAIF        AMSE     01/06/93   31.500       44.91
KSAV     KS Bancorp Inc.                  Kenly                NC      SE        SAIF       NASDAQ    12/30/93   21.500       19.04

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
KSBK     KSB Bancorp Inc.                 Kingfield            ME      NE         BIF       NASDAQ    06/24/93   14.000       17.33
KYF      Kentucky First Bancorp Inc.      Cynthiana            KY      MW        SAIF        AMSE     08/29/95   13.500       17.59
LARK     Landmark Bancshares Inc.         Dodge City           KS      MW        SAIF       NASDAQ    03/28/94   24.000       41.06
LARL     Laurel Capital Group Inc.        Allison Park         PA      MA        SAIF       NASDAQ    02/20/87   25.750       37.15
LFBI     Little Falls Bancorp Inc.        Little Falls         NJ      MA        SAIF       NASDAQ    01/05/96   17.500       45.64
LFED     Leeds Federal Savings Bk (MHC)   Baltimore            MD      MA        SAIF       NASDAQ    05/02/94   31.500      108.82
LIFB     Life Bancorp Inc.                Norfolk              VA      SE        SAIF       NASDAQ    10/11/94   23.625      232.65
LISB     Long Island Bancorp Inc.         Melville             NY      MA        SAIF       NASDAQ    04/18/94   43.750    1,051.00
LOGN     Logansport Financial Corp.       Logansport           IN      MW        SAIF       NASDAQ    06/14/95   15.000       18.91
LONF     London Financial Corporation     London               OH      MW        SAIF       NASDAQ    04/01/96   20.375       10.39
LSBI     LSB Financial Corp.              Lafayette            IN      MW         BIF       NASDAQ    02/03/95   25.500       23.37
LSBX     Lawrence Savings Bank            North Andover        MA      NE         BIF       NASDAQ    05/02/86   13.375       57.31
LVSB     Lakeview Financial               Paterson             NJ      MA        SAIF       NASDAQ    12/22/93   24.063      108.50
LXMO     Lexington B&L Financial Corp.    Lexington            MO      MW        SAIF       NASDAQ    06/06/96   16.375       18.64
MAFB     MAF Bancorp Inc.                 Clarendon Hills      IL      MW        SAIF       NASDAQ    01/12/90   30.500      465.10
MARN     Marion Capital Holdings          Marion               IN      MW        SAIF       NASDAQ    03/18/93   27.000       47.95
MASB     MASSBANK Corp.                   Reading              MA      NE         BIF       NASDAQ    05/28/86   43.500      154.89
MBB      MSB Bancorp Inc.                 Goshen               NY      MA         BIF        AMSE     09/03/92   27.375       77.86
MBB      MSB Bancorp, Inc.                Goshen               NY      MA         BIF        AMSE        NA      27.375       77.86
MBBC     Monterey Bay Bancorp Inc.        Watsonville          CA      WE        SAIF       NASDAQ    02/15/95   18.250       59.17
MBLF     MBLA Financial Corp.             Macon                MO      MW        SAIF       NASDAQ    06/24/93   25.750       33.43
MCBN     Mid-Coast Bancorp Inc.           Waldoboro            ME      NE        SAIF       NASDAQ    11/02/89   28.031        6.53
MDBK     Medford Savings Bank             Medford              MA      NE         BIF       NASDAQ    03/18/86   35.000      158.94
MECH     Mechanics Savings Bank           Hartford             CT      NE         BIF       NASDAQ    06/26/96   24.875      131.67
MERI     Meritrust Federal SB             Thibodaux            LA      SW        SAIF       NASDAQ       NA      47.750       36.97
METF     Metropolitan Financial Corp.     Mayfield Heights     OH      MW        SAIF       NASDAQ       NA      20.250       71.39
MFBC     MFB Corp.                        Mishawaka            IN      MW        SAIF       NASDAQ    03/25/94   22.750       37.55
MFFC     Milton Federal Financial Corp.   West Milton          OH      MW        SAIF       NASDAQ    10/07/94   15.250       35.15
MFLR     Mayflower Co-operative Bank      Middleboro           MA      NE         BIF       NASDAQ    12/23/87   23.500       20.92
MFSL     Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF       NASDAQ    06/02/87   45.500      147.13
MIVI     Mississippi View Holding Co.     Little Falls         MN      MW        SAIF       NASDAQ    03/24/95   18.000       14.74
MSBF     MSB Financial Inc.               Marshall             MI      MW        SAIF       NASDAQ    02/06/95   17.625       21.74
MWBI     Midwest Bancshares Inc.          Burlington           IA      MW        SAIF       NASDAQ    11/12/92   51.000       17.30
MWBX     MetroWest Bank                   Framingham           MA      NE         BIF       NASDAQ    10/10/86    8.250      115.14
MWFD     Midwest Federal Financial        Baraboo              WI      MW        SAIF       NASDAQ    07/08/92   24.000       39.06
NASB     North American Savings Bank      Grandview            MO      MW        SAIF       NASDAQ    09/27/85   49.750      111.26
NBN      Northeast Bancorp                Auburn               ME      NE         BIF        AMSE     08/19/87   23.500       30.39
NEIB     Northeast Indiana Bancorp        Huntington           IN      MW        SAIF       NASDAQ    06/28/95   18.375       32.39
NHTB     New Hampshire Thrift Bncshrs     New London           NH      NE        SAIF       NASDAQ    05/22/86   22.000       45.42
NMSB     NewMil Bancorp Inc.              New Milford          CT      NE         BIF       NASDAQ    02/01/86   12.250       46.98
NSLB     NS&L Bancorp Inc.                Neosho               MO      MW        SAIF       NASDAQ    06/08/95   18.250       12.91
NTMG     Nutmeg Federal S&LA              Danbury              CT      NE        SAIF       NASDAQ       NA      11.500        8.49
NWEQ     Northwest Equity Corp.           Amery                WI      MW        SAIF       NASDAQ    10/11/94   17.500       14.68
OCN      Ocwen Financial Corp.            West Palm Beach      FL      SE        SAIF        NYSE        NA      56.563    1,711.18
OFCP     Ottawa Financial Corp.           Holland              MI      MW        SAIF       NASDAQ    08/19/94   26.625      142.53
OHSL     OHSL Financial Corp.             Cincinnati           OH      MW        SAIF       NASDAQ    02/10/93   26.500       31.69
PBCI     Pamrapo Bancorp Inc.             Bayonne              NJ      MA        SAIF       NASDAQ    11/14/89   22.625       64.32
PBHC     Oswego City Savings Bk (MHC)     Oswego               NY      MA         BIF       NASDAQ    11/16/95   27.500       52.71
PBKB     People's Bancshares Inc.         New Bedford          MA      NE         BIF       NASDAQ    10/30/86   18.625       60.49
PCBC     Perry County Financial Corp.     Perryville           MO      MW        SAIF       NASDAQ    02/13/95   20.500       16.97
PCCI     Pacific Crest Capital            Agoura Hills         CA      WE         BIF       NASDAQ       NA      16.250       47.76
PEEK     Peekskill Financial Corp.        Peekskill            NY      MA        SAIF       NASDAQ    12/29/95   16.750       53.48
PERM     Permanent Bancorp Inc.           Evansville           IN      MW        SAIF       NASDAQ    04/04/94   25.000       52.51
PERT     Perpetual Bank (MHC)             Anderson             SC      SE        SAIF       NASDAQ    10/26/93   51.000       76.73

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
PFDC     Peoples Bancorp                  Auburn               IN      MW        SAIF       NASDAQ    07/07/87   31.500        71.62
PFFB     PFF Bancorp Inc.                 Pomona               CA      WE        SAIF       NASDAQ    03/29/96   19.125       342.40
PFNC     Progress Financial Corp.         Blue Bell            PA      MA        SAIF       NASDAQ    07/18/83   13.875        55.64
PFSB     PennFed Financial Services Inc   West Orange          NJ      MA        SAIF       NASDAQ    07/15/94   29.813       143.78
PFSL     Pocahontas FS&LA (MHC)           Pocahontas           AR      SE        SAIF       NASDAQ    04/05/94   34.750        56.73
PHBK     Peoples Heritage Finl Group      Portland             ME      NE         BIF       NASDAQ    12/04/86   39.250     1,078.38
PHFC     Pittsburgh Home Financial Corp   Pittsburgh           PA      MA        SAIF       NASDAQ    04/01/96   18.750        36.93
PRBC     Prestige Bancorp Inc.            Pleasant Hills       PA      MA        SAIF       NASDAQ    06/27/96   18.250        16.70
PSBK     Progressive Bank Inc.            Fishkill             NY      MA         BIF       NASDAQ    08/01/84   34.000       130.15
PTRS     Potters Financial Corp.          East Liverpool       OH      MW        SAIF       NASDAQ    12/31/93   26.875        12.88
PULS     Pulse Bancorp                    South River          NJ      MA        SAIF       NASDAQ    09/18/86   26.125        80.48
PVFC     PVF Capital Corp.                Bedford Heights      OH      MW        SAIF       NASDAQ    12/30/92   20.000        51.80
PVSA     Parkvale Financial Corporation   Monroeville          PA      MA        SAIF       NASDAQ    07/16/87   28.750       146.79
PWBC     PennFirst Bancorp Inc.           Ellwood City         PA      MA        SAIF       NASDAQ    06/13/90   17.875        94.92
QCBC     Quaker City Bancorp Inc.         Whittier             CA      WE        SAIF       NASDAQ    12/30/93   20.000        93.46
QCFB     QCF Bancorp Inc.                 Virginia             MN      MW        SAIF       NASDAQ    04/03/95   28.500        40.65
QCSB     Queens County Bancorp Inc.       Flushing             NY      MA         BIF       NASDAQ    11/23/93   35.750       540.12
RARB     Raritan Bancorp Inc.             Raritan              NJ      MA         BIF       NASDAQ    03/01/87   27.750        65.83
REDF     RedFed Bancorp Inc.              Redlands             CA      WE        SAIF       NASDAQ    04/08/94   18.750       134.52
RELI     Reliance Bancshares Inc.         Milwaukee            WI      MW        SAIF       NASDAQ    04/19/96    8.750        22.12
RELY     Reliance Bancorp Inc.            Garden City          NY      MA        SAIF       NASDAQ    03/31/94   30.500       265.73
ROSE     TR Financial Corp.               Garden City          NY      MA         BIF       NASDAQ    06/29/93   30.375       534.36
SCCB     S. Carolina Community Bancshrs   Winnsboro            SC      SE        SAIF       NASDAQ    07/07/94   21.500        15.04
SFED     SFS Bancorp Inc.                 Schenectady          NY      MA        SAIF       NASDAQ    06/30/95   21.500        26.47
SFFC     StateFed Financial Corporation   Des Moines           IA      MW        SAIF       NASDAQ    01/05/94   27.000        21.16
SFIN     Statewide Financial Corp.        Jersey City          NJ      MA        SAIF       NASDAQ    10/02/95   19.500        91.85
SFSB     SuburbFed Financial Corp.        Flossmoor            IL      MW        SAIF       NASDAQ    03/04/92   33.750        42.61
SFSL     Security First Corp.             Mayfield Heights     OH      MW        SAIF       NASDAQ    01/22/88   17.875       135.53
SGVB     SGV Bancorp Inc.                 West Covina          CA      WE        SAIF       NASDAQ    06/29/95   18.000        42.16
SHEN     First Shenango Bancorp Inc.      New Castle           PA      MA        SAIF       NASDAQ    04/06/93   34.250        70.86
SISB     SIS Bancorp Inc.                 Springfield          MA      NE         BIF       NASDAQ    02/08/95   33.875       189.05
SKAN     Skaneateles Bancorp Inc.         Skaneateles          NY      MA         BIF       NASDAQ    06/02/86   30.250        28.89
SMBC     Southern Missouri Bancorp Inc.   Poplar Bluff         MO      MW        SAIF       NASDAQ    04/13/94   17.750        29.07
SOBI     Sobieski Bancorp Inc.            South Bend           IN      MW        SAIF       NASDAQ    03/31/95   18.250        13.86
SOPN     First Savings Bancorp Inc.       Southern Pines       NC      SE        SAIF       NASDAQ    01/06/94   23.500        86.46
SOSA     Somerset Savings Bank            Somerville           MA      NE         BIF       NASDAQ    07/09/86    5.125        85.34
SPBC     St. Paul Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    05/18/87   24.188       825.62
SSB      Scotland Bancorp Inc             Laurinburg           NC      SE        SAIF        AMSE     04/01/96   10.625        20.33
SSM      Stone Street Bancorp Inc.        Mocksville           NC      SE        SAIF        AMSE     04/01/96   20.250        38.44
STFR     St. Francis Capital Corp.        Milwaukee            WI      MW        SAIF       NASDAQ    06/21/93   38.500       204.16
STSA     Sterling Financial Corp.         Spokane              WA      WE        SAIF       NASDAQ       NA      21.000       158.91
SVRN     Sovereign Bancorp Inc.           Wyomissing           PA      MA        SAIF       NASDAQ    08/12/86   17.563     1,981.78
SWBI     Southwest Bancshares             Hometown             IL      MW        SAIF       NASDAQ    06/24/92   25.750        68.42
SWCB     Sandwich Bancorp Inc.            Sandwich             MA      NE         BIF       NASDAQ    07/25/86   36.000        68.95
THR      Three Rivers Financial Corp.     Three Rivers         MI      MW        SAIF        AMSE     08/24/95   18.000        14.82
THRD     TF Financial Corporation         Newtown              PA      MA        SAIF       NASDAQ    07/13/94   24.000        98.12
TPNZ     Tappan Zee Financial Inc.        Tarrytown            NY      MA        SAIF       NASDAQ    10/05/95   20.500        30.69
TRIC     Tri-County Bancorp Inc.          Torrington           WY      WE        SAIF       NASDAQ    09/30/93   27.750        16.20
TSH      Teche Holding Co.                Franklin             LA      SW        SAIF        AMSE     04/19/95   20.000        68.75
TWIN     Twin City Bancorp                Bristol              TN      SE        SAIF       NASDAQ    01/04/95   13.750        17.50
UBMT     United Financial Corp.           Great Falls          MT      WE        SAIF       NASDAQ    09/23/86   24.000        29.36
UFRM     United Federal Savings Bank      Rocky Mount          NC      SE        SAIF       NASDAQ    07/01/80   11.375        34.97
VABF     Virginia Beach Fed. Financial    Virginia Beach       VA      SE        SAIF       NASDAQ    11/01/80   15.125        75.27
WAMU     Washington Mutual Inc.           Seattle              WA      WE         BIF       NASDAQ    03/11/83   68.125    17,520.12

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
WAYN     Wayne Svgs Community Bank(MHC)   Wooster              OH      MW        SAIF       NASDAQ    06/25/93   25.500        57.39
WBST     Webster Financial Corp.          Waterbury            CT      NE        SAIF       NASDAQ    12/12/86   59.938       812.41
WCBI     Westco Bancorp                   Westchester          IL      MW        SAIF       NASDAQ    06/26/92   26.500        65.56
WEFC     Wells Financial Corp.            Wells                MN      MW        SAIF       NASDAQ    04/11/95   17.000        33.31
WFI      Winton Financial Corp.           Cincinnati           OH      MW        SAIF        AMSE     08/04/88   19.500        38.73
WFSL     Washington Federal Inc.          Seattle              WA      WE        SAIF       NASDAQ    11/17/82   31.125     1,478.71
WHGB     WHG Bancshares Corp.             Lutherville          MD      MA        SAIF       NASDAQ    04/01/96   15.125        22.11
WOFC     Western Ohio Financial Corp.     Springfield          OH      MW        SAIF       NASDAQ    07/29/94   24.500        57.72
WRNB     Warren Bancorp Inc.              Peabody              MA      NE         BIF       NASDAQ    07/09/86   20.250        76.92
WSB      Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF        AMSE        NA       7.625        32.39
WSFS     WSFS Financial Corp.             Wilmington           DE      MA         BIF       NASDAQ    11/26/86   17.500       217.74
WSTR     WesterFed Financial Corp.        Missoula             MT      WE        SAIF       NASDAQ    01/10/94   24.750       138.03
WVFC     WVS Financial Corp.              Pittsburgh           PA      MA        SAIF       NASDAQ    11/29/93   31.000        54.19
WYNE     Wayne Bancorp Inc.               Wayne                NJ      MA        SAIF       NASDAQ    06/27/96   22.500        45.31
YFCB     Yonkers Financial Corporation    Yonkers              NY      MA        SAIF       NASDAQ    04/18/96   18.750        56.64
YFED     York Financial Corp.             York                 PA      MA        SAIF       NASDAQ    02/01/84   26.125       183.09

Maximum                                                                                                          85.813    17,520.12
Minimum                                                                                                           5.125         6.53
Average                                                                                                          25.442       261.60
Median                                                                                                           23.000        61.16

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
AADV       21.32      189.39       202.58      17.45      0.73    1,019,510     9.21         8.67      2.58      0.89
ABBK       18.16      173.52       192.65      12.01      1.23      501,256     6.92         6.27      1.79      0.73
ABCL       19.28      154.50       156.35      14.55      1.77    1,371,184     9.41         9.31      1.29      0.85
ABCW       15.27      204.41       208.03      13.08      1.13    1,954,749     6.40         6.30      1.85      0.93
AFCB       16.38      164.93       165.79      16.40      2.11    1,128,579     9.76         9.71      1.74      1.08
AHM        20.52      302.12       355.53      12.29      1.44   46,799,157     5.10         4.51      2.97      0.73
ALBC       29.90      121.04       121.04      10.57      1.10       68,628     8.73         8.73      0.97      0.37
ALBK       17.23      170.48       193.53      15.76      1.58    3,716,954     9.24         8.23      2.64      1.04
AMFC       24.63      114.57       114.57      17.14      1.67       94,179    14.96        14.96      0.68      0.80
ANDB       14.61      175.74       175.74      14.27      1.92    1,280,601     8.12         8.12      2.43      1.03
ANE        14.84      156.84       161.41      10.89      1.20      238,227     6.94         6.76      1.12      0.79
ASBI       18.38      138.99       139.09      15.23      3.41      397,730    10.96        10.95      1.02      0.84
ASBP       22.29      130.11       130.11      20.47      2.99      112,469    15.74        15.74      0.60      0.85
ASFC       18.61      172.19       203.58      13.29      1.18    7,904,363     7.71         6.60      2.73      0.77
ATSB       31.98       96.97        97.93      10.02      1.46       72,245    10.33        10.24      0.43      0.29
BANC       26.47      192.03       231.56      10.57      0.98    2,844,996     5.50         4.60      0.51      0.54
BDJI       22.59      139.84       139.84      15.20        --      110,589    10.87        10.87      1.09      0.63
BFD        20.02      133.67       138.42      12.13      1.36      960,704     8.52         8.25      1.03      0.66
BFSB       14.74      129.58       129.58      19.40      2.44      135,455    14.16        14.16      1.56      1.28
BKC        16.54      191.65       198.84      16.88      3.24      609,923     8.81         8.52      2.69      1.10
BKCT       19.34      205.08       205.08      22.05      2.72      423,800    10.75        10.75      1.90      1.24
BKUNA      22.59      169.63       209.35       6.32        --    1,807,192     5.61         4.94      0.57      0.58
BVCC       20.32      201.72       241.51      11.74      1.07    3,162,207     5.82         4.91      1.47      0.62
BYFC       30.79       86.18        86.18       8.63      1.58      122,245    10.75        10.75      0.41      0.30
CAFI       16.79      154.32       167.29      14.76      2.31      489,833     9.57         8.89      1.34      0.89
CAPS       15.54      152.93       152.93      13.46      1.39      242,518     8.80         8.80      1.11      0.92
CASB       19.84      142.37       142.37       8.73        --      368,126     6.13         6.13      0.63      0.52
CASH       14.22      125.64       141.80      14.31      1.83      374,824    11.40        10.23      1.38      0.93
CATB       21.60      116.05       116.05      29.06      1.60      284,238    25.04        25.04      0.81      1.41
CBCI       17.00      134.59       134.59      21.83        --      488,346    16.22        16.22      2.97      1.41
CBK        34.72      116.17       116.17      17.91        --      271,573    14.08        14.08      0.54      0.58
CBSA       13.00      145.93       173.61       5.01      1.63    2,929,560     3.47         2.93      2.26      0.40
CBSB       19.81      153.17       173.12      22.16      1.52      393,268    14.47        13.02      1.06      1.16
CEBK       15.31      129.31       144.51      12.84      1.42      344,420     9.93         8.98      1.47      0.88
CFB        16.07      233.43       260.79      14.39      0.58    7,207,143     6.16         5.55      2.99      0.94
CFCP       25.26      366.22       366.22      22.61      1.47      502,761     6.17         6.17      0.97      1.03
CFFC       12.87      115.32       115.32      15.81      2.58      175,414    13.71        13.71      1.69      1.28
CFSB       17.50      235.03       235.03      18.12      2.22      859,962     7.71         7.71      1.75      1.14
CFTP       21.55      117.30       117.30      36.26      1.83      209,035    27.45        27.45      0.76      1.61
CFX        19.13      242.68       251.77      21.14      3.54    2,821,182     8.71         8.42      1.30      0.95
CIBI       15.15      125.42       125.42      15.10      2.13       92,304    12.04        12.04      0.99      0.94
CKFB       21.11      111.96       111.96      28.91      2.63       60,812    23.96        23.96      0.90      1.33
CLAS       21.23      104.24       123.31      15.50      1.81      130,525    14.87        12.87      0.73      0.72
CMRN       18.13      105.50       105.50      22.88      1.55      208,105    21.69        21.69      1.00      1.32
CMSB       22.28      133.45       171.18      12.39      1.61    2,278,099     9.28         7.39      0.78      0.58
CNIT       20.02      196.82       214.31      14.24      1.63      709,550     7.24         6.69      3.06      0.75
COFI       16.64      271.61       295.67      19.16      1.70   15,196,993     7.05         6.52      3.53      1.24
CRZY       21.07      100.48       100.48      25.95      2.71       54,275    25.82        25.82      0.70      1.30
CTZN       18.82      216.82       240.76      13.80      0.73    3,097,515     6.37         5.77      2.63      0.82
CVAL       20.63      207.67       207.67      17.37      1.61      323,673     8.36         8.36      1.26      0.93
DIBK       10.76      213.20       219.55      17.37      1.29      921,510     8.14         7.93      2.88      1.90
DIME       21.17      142.32       165.21      20.66      1.16    1,315,026    14.52        12.76      0.98      1.04
DME        19.72      231.82       243.55      12.58      0.67   19,413,597     5.42         5.18      1.22      0.66
DNFC       15.92      215.87       218.04      11.22      0.84    1,754,069     5.25         5.20      1.50      0.83

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
DSL        17.33      156.55       158.59      11.17      1.31    5,853,968     7.13         7.05      1.41      0.70
EBSI       17.54      145.08       145.08      12.05      3.32      848,490     8.30         8.30      1.03      0.76
EFBI       25.74      163.25       163.35      18.91      3.81      275,620    11.58        11.57      1.02      0.78
EGFC       32.04      219.69       281.41      15.09      2.07    2,013,359     6.87         5.44      1.51      0.43
EIRE       18.98      228.59       228.59      15.98      0.89      443,503     6.99         6.99      1.66      0.92
EMLD       15.85      191.27       194.20      14.92      1.35      603,493     7.80         7.70      1.12      0.97
EQSB       13.30      170.06       170.06       8.57        --      308,197     5.04         5.04      3.30      0.73
ESBK       25.34      135.74       141.55       8.72      2.28      227,828     6.30         6.05      1.11      0.35
ETFS       27.32       95.77        95.77      17.40      1.05      112,697    18.16        18.16      0.70      0.63
FBBC       15.15      155.40       155.40      16.37      2.34      681,215    10.53        10.53      1.13      1.09
FBCI       17.03      125.94       126.21      13.19      1.36      497,862    10.48        10.46      1.38      0.81
FBCV       27.90      117.99       120.27      10.21      1.04      260,935     8.65         8.50      1.38      0.36
FBER       26.45      135.49       135.49      19.23      1.10      284,765    14.19        14.19      0.69      0.77
FBHC       25.67      165.66       177.91       9.99      1.04      318,668     6.03         5.64      0.75      0.51
FBSI       15.99      118.73       118.73      16.53      0.81      162,755    13.92        13.92      1.54      1.08
FCBF       22.69      143.62       143.62      20.90      2.96      526,203    14.55        14.55      1.19      1.06
FCME        3.13      132.85       132.85      12.26        --      152,386     9.23         9.23      4.39      4.08
FDEF       26.25      124.90       124.90      24.56      2.03      574,364    19.66        19.66      0.60      1.01
FED        16.60      178.35       180.15       9.20        --    4,104,647     5.16         5.11      2.15      0.56
FESX       16.67      163.87       187.32      12.13      2.46    1,209,698     7.40         6.54      1.17      0.77
FFBA       17.91      165.63       167.86      21.66      2.42    1,512,605    13.08        12.93      1.11      1.20
FFBH       17.98      125.31       125.31      18.75      1.17      535,204    14.97        14.97      1.14      1.06
FFBI       21.63      109.25       109.25       9.46        --       84,531     8.65         8.65      0.89      0.41
FFBS       17.94      130.01       130.01      26.28      2.27      130,762    19.23        19.23      1.23      1.47
FFBZ       18.51      222.76       223.01      15.33      1.22      201,262     7.55         7.54      1.06      0.96
FFCH       17.19      223.02       223.02      13.63      2.35    1,667,178     6.11         6.11      2.08      0.84
FFDB       17.23      157.11       172.35      14.79      2.20      176,528     9.42         8.65      1.32      0.94
FFDF       30.33      125.25       125.25      30.58      1.62       88,000    24.41        24.41      0.61      0.93
FFED       34.26      177.88       177.88       9.59      4.32      240,001     5.39         5.39      0.27      0.30
FFES       16.51      143.44       143.44       9.51      1.71      987,416     6.63         6.63      2.12      0.60
FFFC       21.08      181.65       185.59      25.58      1.52      558,886    13.18        12.94      1.50      1.34
FFFD       15.33      116.49       116.49      26.69      1.42      215,133    22.92        22.92      1.15      1.83
FFFL       33.75      218.45       220.05      18.29      3.33      999,289     8.37         8.32      0.80      0.59
FFHH       18.21      117.76       117.76      14.83      2.61      388,135    11.17        11.17      1.05      0.84
FFHS       19.01      131.50       132.26      11.86      1.74      231,189     9.02         8.97      1.21      0.65
FFIC       19.74      123.68       128.81      17.56      1.14      960,130    14.21        13.71      1.07      0.97
FFKY       15.28      174.60       185.03      23.92      2.55      382,585    13.70        13.03      1.44      1.62
FFLC       24.65      152.97       152.97      21.00      1.37      383,382    13.73        13.73      1.42      0.94
FFOH       17.42      125.61       141.68      16.36      1.81      528,704    13.03        11.72      0.89      0.94
FFPB       24.68      170.84       174.90      10.68      1.57    1,808,419     6.25         6.11      1.55      0.48
FFSL       20.60      126.08       126.08      13.15      1.71      110,876    10.43        10.43      0.71      0.69
FFSX       27.59      227.27       229.06      19.84      1.50      456,850     8.73         8.67      1.16      0.71
FFWC       13.08      129.61       143.81      12.34      2.30      180,056     9.52         8.66      2.39      1.06
FFWD       19.89      183.82       183.82      22.62      2.29      163,918    12.30        12.30      0.88      1.26
FFYF       15.66      140.39       140.39      19.23      2.46      610,974    13.69        13.69      1.82      1.26
FGHC       21.96      192.99       210.49      15.86      0.66      156,383     8.22         7.59      0.37      0.78
FIBC       14.15      143.22       143.86      12.95      1.78      296,956     9.04         9.00      1.59      0.94
FISB       18.61      172.63       174.73      16.64      1.97    1,547,121     9.64         9.54      1.31      0.95
FKFS       14.34      153.22       153.22      11.20      0.68      320,797     7.31         7.31      2.04      0.78
FLFC       15.20      189.02       209.65      13.93      1.72    1,288,919     7.37         6.69      1.53      0.94
FMCO       12.84      187.01       190.38      12.26      0.98      554,925     6.56         6.45      2.22      1.02
FMSB       18.46      243.36       243.36      16.53      0.73      451,120     6.79         6.79      1.49      1.00
FNGB       21.77      163.83       163.83      18.17      2.37      656,745    11.09        11.09      0.62      0.89
FOBC       18.05      137.54       143.88      15.92      2.58      357,721    11.18        10.73      1.33      0.94

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
FSBI       14.37      151.61       151.61      10.24      1.50      363,302     6.75         6.75      1.67      0.83
FSPG       12.71      175.10       178.01      11.67      1.78      522,396     6.66         6.56      1.77      0.97
FSTC       13.57      211.23       271.62      20.56      1.16      338,857     9.73         7.73      2.80      1.90
FTF        14.90      165.50       165.50      25.99      2.25      171,358    15.70        15.70      1.67      1.73
FTFC       19.75      237.78       252.31      16.01      1.76    1,559,672     6.73         6.37      1.38      0.90
FTSB       26.75      128.61       128.61      20.63      1.87       96,940    16.04        16.04      0.50      0.81
FWWB       20.98      153.86       166.61      23.62      1.16    1,074,166    14.23        13.29      1.15      1.16
GAF        19.81      126.53       127.74      18.51      2.58      802,304    14.63        14.51      0.94      1.07
GBCI       16.26      246.31       252.84      24.00      2.40      567,610     9.74         9.51      1.23      1.54
GDW        14.80      189.18       189.18      12.42      0.51   39,228,359     6.56         6.56      5.80      0.86
GFCO       17.30      128.19       129.93      12.16      2.61      287,088     9.49         9.37      1.77      0.71
GFSB       15.29      155.54       155.54      17.91      1.52       94,496    11.51        11.51      1.12      1.27
GPT        18.15      184.99       345.07      20.36      1.61   13,093,985     9.69         5.44      3.43      1.05
GSB        20.38      208.08       232.54      10.32        --   16,432,304     6.35         5.79      1.65      0.74
GSBC       16.10      270.13       270.13      23.04      2.19      707,841     8.53         8.53      1.25      1.54
GSFC       25.00      122.20       122.20      44.31      2.44      174,605    36.25        36.25      0.72      1.66
GUPB       22.14      122.06       122.06      18.14      1.88       93,793    14.87        14.87      0.96      0.95
HALL       16.00      134.55       134.55       9.82        --      418,467     7.30         7.30      1.78      0.63
HARB       23.67      321.17       331.56      27.48      2.24    1,131,024     8.56         8.31      2.64      1.20
HARL       15.00      219.76       219.76      14.36      1.50      336,666     6.53         6.53      1.95      1.02
HAVN       16.72      168.03       168.57      10.08      1.42    1,833,284     6.00         5.98      2.52      0.68
HBBI       26.70      107.27       107.27      14.96      1.39       45,064    12.81        12.81      0.81      0.52
HBFW       20.78      137.99       137.99      18.33      0.82      334,862    13.29        13.29      1.17      0.89
HBNK       17.68      186.05       186.05      14.26        --      515,990     7.67         7.67      1.81      0.86
HBS        16.90      126.04       130.72      17.56      2.65      150,416    13.93        13.50      1.25      1.15
HFFB       21.33      102.04       102.04      29.73      2.50      108,949    26.92        26.92      0.75      1.35
HFFC       14.83      139.96       139.96      13.23      1.65      574,889     9.43         9.42      1.72      0.94
HFGI       22.95      163.11       163.11       7.89      0.95      521,043     4.84         4.84      0.55      0.36
HFNC       23.61      158.75       158.75      28.64      1.88      892,920    18.04        18.04      0.63      1.18
HFSA       19.37      111.90       111.90      12.91      2.72      117,364    11.53        11.53      0.91      0.75
HHFC       27.83      130.42       130.42      15.40      2.98       87,596    11.81        11.81      0.53      0.57
HIFS       14.39      177.02       177.02      17.18      1.68      216,240     9.71         9.71      1.98      1.25
HMCI       27.36      154.93       154.93      10.58        --      326,877     6.83         6.83      0.74      0.41
HMNF       20.21      120.71       120.71      17.95        --      568,847    14.88        14.88      1.20      0.85
HOMF       15.35      205.28       211.86      17.41      1.43      682,796     8.48         8.24      2.28      1.22
HPBC       13.29      199.57       199.57      21.30      3.44      201,014    10.67        10.67      1.75      1.67
HRBF       22.31      125.91       125.91      16.24      2.31      216,370    12.89        12.89      0.93      0.70
HRZB       15.54      149.52       149.52      23.33      2.70      518,661    15.60        15.60      1.05      1.54
HTHR       26.12      133.89       133.89       6.15        --      863,096     5.94         5.94      0.67      0.72
HZFS       17.72      109.60       109.60      10.91      1.60       87,784     9.95         9.95      1.27      0.66
IBSF       27.12      138.05       138.05      24.02      2.50      733,344    17.40        17.40      0.59      0.85
IFSB       25.11       99.45       112.48       6.85      1.59      258,460     6.88         6.14      0.55      0.27
INBI       17.97      146.68       146.68      25.20      3.25      354,116    17.18        17.18      0.96      1.44
INCB       28.85      121.26       121.26      14.76      2.40       93,702    12.17        12.17      0.52      0.53
IPSW       19.12      271.97       271.97      15.26      0.92      202,509     5.61         5.61      0.68      0.97
ISBF       21.65      137.71       161.88      17.67      2.06      947,107    12.04        10.43      1.12      0.85
ITLA       13.42      162.34           NA      17.41        --      901,555    10.72           NA      1.49      1.46
IWBK       16.18      241.75       247.03      16.39      1.71    1,832,582     6.78         6.64      2.31      1.10
JSB        18.50      130.88       130.88      30.39      2.98    1,531,068    23.21        23.21      2.54      1.72
JSBA       18.69      166.94       215.17      15.50      1.00    1,292,021     8.54         6.75      2.14      0.77
JXVL        8.11      136.53       136.53      20.37      2.70      226,182    14.92        14.92      2.28      1.33
KFBI       26.62      145.31       145.31      31.14      1.41      727,903    19.55        19.55      0.85      1.19
KNK        16.07      118.47       126.05      13.14      1.52      341,678    11.09        10.49      1.96      0.82
KSAV       16.41      130.78       130.86      17.31      2.79      109,937    13.24        13.23      1.31      1.20

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
KSBK       11.02      165.48       175.00      11.88      0.57      145,888     7.18         6.81      1.27      1.08
KYF        17.31      120.97       120.97      20.04      3.70       88,856    16.57        16.57      0.78      1.12
LARK       18.75      130.51       130.51      18.00      1.67      228,100    13.79        13.79      1.28      1.04
LARL       13.77      174.69       174.69      17.53      2.02      211,987    10.03        10.03      1.87      1.43
LFBI       33.02      120.61       130.60      16.01      1.14      299,989    13.28        12.39      0.53      0.47
LFED       33.16      232.82       232.82      37.92      2.41      286,999    16.29        16.29      0.95      1.17
LIFB       17.90      148.21       152.62      15.63      2.03    1,488,257    10.55        10.28      1.32      0.86
LISB       24.72      192.39       194.19      17.72      1.37    5,930,784     9.21         9.13      1.77      0.73
LOGN       15.96      116.64       116.64      22.04      2.67       85,801    18.89        18.89      0.94      1.47
LONF       26.46      139.55       139.55      27.45      1.18       38,240    19.66        19.66      0.77      0.99
LSBI       17.96      128.79       128.79      12.24      1.33      194,117     8.85         8.85      1.42      0.68
LSBX        9.76      170.60       170.60      16.23        --      352,980     9.52         9.52      1.37      1.73
LVSB       27.04      241.60       302.30      23.01      0.52      481,646     9.52         7.76      0.89      0.95
LXMO       21.55      111.17       111.17      31.47      1.83       59,236    28.32        28.32      0.76      1.32
MAFB       13.09      177.12       201.59      13.80      0.92    3,370,587     7.79         6.91      2.33      1.15
MARN       17.42      122.23       122.23      27.55      3.26      173,304    22.54        22.54      1.55      1.67
MASB       17.13      153.98       156.31      16.60      2.21      932,757    10.78        10.64      2.54      1.04
MBB        25.35      129.43       263.73       9.57      2.19      813,902     8.92         5.36      1.08      0.51
MBB        25.35      129.43       263.73       9.57      2.19      813,902     8.92         5.36      1.08      0.51
MBBC       32.59      118.05       128.07      14.33      0.66      412,810    11.33        10.54      0.56      0.46
MBLF       19.36      117.15       117.15      14.24      1.55      234,823    12.15        12.15      1.33      0.85
MCBN       15.23      123.76       123.76      10.62      1.86       61,473     8.58         8.58      1.84      0.72
MDBK       15.77      159.38       170.07      14.37      2.06    1,106,345     9.02         8.50      2.22      1.00
MECH        9.28      152.33       152.33      15.85        --      830,741    10.41        10.41      2.68      1.79
MERI       14.69      191.84       191.84      15.84      1.47      233,311     8.26         8.26      3.25      1.15
METF       16.74      219.63       242.81       8.69        --      821,280     3.96         3.59      1.21      0.54
MFBC       19.96      112.01       112.01      14.67      1.41      255,921    13.10        13.10      1.14      0.83
MFFC       27.23      124.39       124.39      17.59      3.93      200,238    13.12        13.12      0.56      0.69
MFLR       18.95      171.91       174.85      16.65      2.89      125,671     9.68         9.54      1.24      0.92
MFSL       13.83      147.58           NA      12.52      1.85    1,175,006     8.48           NA      3.29      0.92
MIVI       20.69      111.87       111.87      21.12      0.89       69,775    18.88        18.88      0.87      1.03
MSBF       21.23      173.30       173.30      29.46      1.59       74,698    16.99        16.99      0.83      1.46
MWBI       17.35      166.94       166.94      11.55      1.41      149,850     6.92         6.92      2.94      0.77
MWBX       15.57      263.58       263.58      19.66      1.46      585,760     7.47         7.47      0.53      1.37
MWFD       19.35      214.09       222.02      18.87      1.42      207,050     8.81         8.52      1.24      1.09
NASB       13.02      196.10       202.90      15.05      1.61      736,585     7.68         7.44      3.82      1.20
NBN        26.40      167.38       191.06      11.44      1.36      261,800     7.60         6.81      0.89      0.58
NEIB       14.94      118.47       118.47      17.02      1.74      190,319    14.37        14.37      1.23      1.20
NHTB       26.51      186.76       219.34      14.29      2.27      315,280     7.65         6.59      0.83      0.61
NMSB       20.42      145.49       145.49      14.80      2.61      317,407    10.17        10.17      0.60      0.82
NSLB       30.42      110.54       110.54      21.62      2.74       59,711    19.56        19.56      0.60      0.77
NTMG       33.82      148.96       148.96       8.29      1.74      102,438     8.37         8.37      0.34      0.40
NWEQ       16.36      122.98       122.98      15.15      2.97       96,891    11.45        11.45      1.07      0.98
OCN        33.87      409.28       420.23      55.75        --    3,069,300    13.62        13.31      1.67      1.74
OFCP       22.19      188.16       232.94      16.44      1.37      866,966     8.74         7.18      1.20      0.79
OHSL       16.67      123.72       123.72      13.51      3.32      234,600    10.92        10.92      1.59      0.88
PBCI       13.97      133.96       134.91      17.29      4.42      371,958    12.91        12.83      1.62      1.33
PBHC       28.65      228.79       272.28      27.31      1.02      193,005    11.94        10.23      0.96      0.95
PBKB       23.28      200.05       207.87      11.43      2.36      585,678     5.71         5.51      0.80      0.53
PCBC       15.19      108.98       108.98      20.92      1.95       81,105    19.20        19.20      1.35      1.07
PCCI       14.25      171.59       171.59      11.67        --      409,198     6.80         6.80      1.14      1.04
PEEK       22.64      113.87       113.87      29.30      2.15      182,560    25.73        25.73      0.74      1.29
PERM       21.19      126.65       128.53      11.60      1.60      433,239     9.16         9.04      1.18      0.62
PERT       31.68      253.23       253.23      29.95      2.75      256,211    11.83        11.83      1.61      1.11

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
PFDC       16.94      163.81       163.81      24.91      2.03      287,564    15.20        15.20      1.86      1.46
PFFB       28.54      130.19           NA      13.09        --    2,615,466    10.06           NA      0.67      0.46
PFNC       20.11      237.18           NA      12.74      0.87      436,746     5.33           NA      0.69      0.71
PFSB       13.74      132.92       156.99      10.54      0.94    1,363,950     7.33         6.27      2.17      0.82
PFSL       22.28      235.43       235.43      14.98      2.59      378,700     6.36         6.36      1.56      0.69
PHBK       15.39      239.04       279.96      17.81      1.94    6,056,083     7.45         6.43      2.55      1.30
PHFC       20.38      131.95       133.45      14.41      1.28      256,265    10.92        10.81      0.92      0.80
PRBC       20.05      108.12       108.12      12.11      0.66      137,834    11.21        11.21      0.91      0.62
PSBK       15.18      172.85       193.62      14.78      2.00      878,823     8.55         7.70      2.24      0.97
PTRS       13.44      122.33       122.33      10.80      1.49      121,189     8.83         8.83      2.00      0.84
PULS       14.51      186.21       186.21      15.30      2.68      526,016     8.21         8.21      1.80      1.10
PVFC       11.76      194.55       194.55      13.70        --      373,081     7.04         7.04      1.70      1.33
PVSA       14.38      189.14       190.40      14.60      1.81    1,005,440     7.72         7.67      2.00      1.08
PWBC       17.52      143.69       153.70      11.61      2.01      816,954     8.08         7.59      1.02      0.66
QCBC       17.24      130.46       130.46      11.03        --      847,024     8.46         8.46      1.16      0.69
QCFB       14.84      148.21       148.21      25.94        --      156,727    17.50        17.50      1.92      1.60
QCSB       25.54      269.61       269.61      35.05      2.24    1,541,049    11.22        11.22      1.40      1.54
RARB       18.38      222.36       225.98      17.64      1.73      379,428     7.93         7.81      1.51      1.03
REDF       25.34      174.42       175.07      14.75        --      912,237     8.46         8.42      0.74      0.64
RELI       31.25       96.37        96.37      47.07        --       47,009    48.85        48.85      0.28      1.47
RELY       16.94      158.11       215.24      13.06      2.10    2,034,753     8.26         6.20      1.80      0.84
ROSE       18.08      217.90       217.90      14.48      2.11    3,691,564     6.24         6.24      1.68      0.87
SCCB       26.88      125.73       125.73      32.29      2.79       46,598    25.67        25.67      0.80      1.20
SFED       19.55      123.28       123.28      15.37      1.30      172,849    12.47        12.47      1.10      0.79
SFFC       18.62      138.89       138.89      24.70      1.48       85,679    17.78        17.78      1.45      1.37
SFIN       14.23      140.29       140.59      13.64      2.26      673,214     9.73         9.71      1.37      0.90
SFSB       20.21      148.48       149.01       9.85      0.95      432,559     6.63         6.61      1.67      0.54
SFSL       17.19      220.14       223.72      20.73      1.79      653,226     9.42         9.28      1.04      1.34
SGVB       31.58      140.96       143.31      10.30        --      409,340     7.31         7.19      0.57      0.35
SHEN       15.43      151.88       151.88      17.65      1.75      401,437    11.62        11.62      2.22      1.17
SISB       16.69      178.85       178.85      13.01      1.65    1,453,017     7.36         7.36      2.03      0.82
SKAN       17.59      166.67       171.58      11.67      1.32      247,643     7.00         6.81      1.72      0.68
SMBC       18.49      109.84       109.84      18.08      2.82      160,393    16.46        16.46      0.96      0.95
SOBI       29.44      105.86       105.86      16.96      1.75       81,733    15.12        15.12      0.62      0.60
SOPN       20.09      128.70       128.70      29.39      3.75      294,217    22.84        22.84      1.17      1.69
SOSA       17.08      248.79       248.79      16.40        --      520,339     6.60         6.60      0.30      0.99
SPBC       17.79      201.90       202.41      18.15      1.65    4,548,436     8.99         8.97      1.36      1.07
SSB        15.18       79.00        79.00      29.26      2.82       69,479    37.03        37.03      0.70      1.71
SSM        20.05      125.54       125.54      36.22      2.22      106,115    28.85        28.85      1.01      1.71
STFR       19.95      159.22       180.16      12.42      1.25    1,645,539     7.88         7.03      1.93      0.71
STSA       18.92      161.79       176.77       8.50        --    1,870,513     5.25         4.83      1.11      0.53
SVRN       18.11      239.60       293.21      13.57      0.46   14,601,008     5.08         4.31      0.97      0.61
SWBI       18.39      160.84       160.84      18.25      2.95      375,004    11.34        11.34      1.40      1.02
SWCB       15.45      172.83       180.54      13.74      3.33      501,894     7.95         7.63      2.33      0.98
THR        18.95      115.76       116.20      15.58      2.22       95,130    13.46        13.41      0.95      0.84
THRD       22.43      124.93       141.51      15.69      1.67      625,338    11.63        10.41      1.07      0.67
TPNZ       24.70      145.29       145.29      24.72      1.37      124,150    17.02        17.02      0.83      1.00
TRIC       18.02      119.97       119.97      18.37      2.16       88,173    15.31        15.31      1.54      1.07
TSH        17.39      128.78       128.78      16.92      2.50      406,253    13.14        13.14      1.15      0.96
TWIN       22.92      126.49       126.49      16.36      2.91      106,931    12.94        12.94      0.60      0.72
UBMT       19.83      119.40       119.40      27.80      4.08      105,600    23.29        23.29      1.21      1.39
UFRM       34.47      169.78       169.78      12.69      2.11      275,529     7.47         7.47      0.33      0.38
VABF       26.54      177.94       177.94      12.18      1.32      617,818     6.85         6.85      0.57      0.46
WAMU       29.11      335.92       362.56      18.32      1.64   95,607,369     5.58         5.21      2.34      0.68

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
WAYN       34.46      244.02       244.02      22.57      2.43      254,230     9.25         9.25      0.74      0.66
WBST       18.22      223.40       259.47      11.93      1.34    6,811,014     5.34         4.63      3.29      0.73
WCBI       16.56      136.46       136.46      21.21      2.26      309,070    15.54        15.54      1.60      1.41
WEFC       15.60      114.40       114.40      16.27      2.82      204,761    14.22        14.22      1.09      1.04
WFI        14.55      166.38       169.71      11.93      2.36      324,532     7.17         7.04      1.34      0.86
WFSL       14.15      205.99       224.41      25.85      2.96    5,719,589    12.55        11.64      2.20      1.85
WHGB       26.08      106.81       106.81      22.06      1.32      100,235    20.66        20.66      0.58      0.85
WOFC       31.82      104.79       112.39      14.45      4.08      396,492    13.79        12.98      0.77      0.45
WRNB       12.82      198.53       198.53      21.12      2.57      364,130    10.65        10.65      1.58      1.76
WSB        18.60      150.99       150.99      12.54      1.31      258,330     8.30         8.30      0.41      0.73
WSFS       13.89      262.76       264.75      14.56        --    1,495,609     5.54         5.51      1.26      1.13
WSTR       20.97      130.06       161.24      13.81      1.86      999,203    10.62         8.75      1.18      0.75
WVFC       14.76      164.72       164.72      18.38      2.58      294,693    11.16        11.16      2.10      1.32
WYNE       20.83      136.45       136.45      16.95      0.89      267,285    12.43        12.43      1.08      0.85
YFCB       18.20      132.60       132.60      19.76      1.28      288,089    14.90        14.90      1.03      1.15
YFED       20.73      182.95       182.95      15.75      2.30    1,162,393     8.61         8.61      1.26      0.77

Maximum    34.72      409.28       420.23      55.75      4.42   95,607,369    48.85        48.85      5.80      4.08
Minimum     3.13       79.00        79.00       5.01        --       38,240     3.47         2.93      0.27      0.27
Average    19.83      162.31       170.17      17.23      1.70    1,670,568    11.41        11.16      1.40      0.97
Median     18.61      152.11       156.33      15.85      1.66      381,007     9.70         9.47      1.23      0.93

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
AADV        9.89         N      10/28/97     0.44     19.10      0.72        0.98        10.77
ABBK       10.71         N      10/28/97     0.17     16.25      0.50        0.81        11.68
ABCL        9.33         N      10/28/97     0.21     13.82      0.45        1.10        12.01
ABCW       14.53         N      10/28/97       NA     15.03      0.47        0.94        14.59
AFCB       11.05         N      10/28/97     0.34     16.96      0.42        1.03        10.56
AHM        14.58         N      10/28/97     1.86     18.35      0.83        0.80        15.76
ALBC        4.03         N      10/28/97     0.72     40.28      0.18        0.27         3.03
ALBK       11.33         N      10/28/97     0.73     17.23      0.66        1.03        11.06
AMFC        4.54         N      10/28/97     0.81     24.63      0.17        0.67         4.28
ANDB       12.93         N      10/28/97     0.91     14.31      0.62        1.04        13.10
ANE        11.78         N      10/28/97     2.13     13.85      0.30        0.83        11.73
ASBI        7.64         N      10/28/97     0.40     18.75      0.25        0.83         7.60
ASBP        4.52         N      10/28/97     0.88     17.60      0.19        1.06         6.74
ASFC        9.80         N      10/28/97     0.41     17.89      0.71        0.76         9.81
ATSB        3.01         N      10/28/97     3.63     38.19      0.09        0.25         2.45
BANC        9.56         N      10/28/97       NA     37.50      0.09        0.37         6.65
BDJI        5.48         N      10/28/97     0.23     18.66      0.33        0.69         6.37
BFD         6.87         N      10/28/97       NA     19.83      0.26        0.62         6.88
BFSB        8.90         N      10/28/97       --     15.13      0.38        1.22         8.52
BKC        13.05         N      10/28/97     1.77     15.24      0.73        1.16        13.72
BKCT       12.04         N      10/28/97     1.04     19.14      0.48        1.24        11.78
BKUNA       8.04         N      10/28/97     0.66     22.99      0.14        0.48         8.00
BVCC       10.07         N      10/28/97     0.63     20.19      0.37        0.63        10.14
BYFC        2.60         N      10/28/97     2.06     19.73      0.16        0.48         4.33
CAFI        9.59         N      10/28/97     0.34     14.80      0.38        1.02        10.59
CAPS       10.16         N      10/28/97     0.16     14.38      0.30        0.96        10.97
CASB        8.50         N      10/28/97     0.41     16.45      0.19        0.61         9.92
CASH        8.12         N      10/28/97     0.85     15.83      0.31        0.92         7.98
CATB        5.10         N      10/28/97     0.47     20.83      0.21        1.35         5.24
CBCI        8.96         N      10/28/97     1.27     17.06      0.74        1.36         8.67
CBK         3.82         N      10/28/97     0.39     33.48      0.14        0.58         4.06
CBSA       11.94         N      10/28/97     0.59     14.40      0.51        0.36        10.59
CBSB        7.78         N      10/28/97     0.56     21.00      0.25        1.08         7.67
CEBK        8.75         N      10/28/97     0.85     18.15      0.31        0.73         7.16
CFB        15.97         N      10/28/97     0.88     15.81      0.76        0.94        15.48
CFCP       16.66         N      10/28/97     0.21     21.88      0.28        1.11        18.07
CFFC        9.23         N      10/28/97     0.39     13.94      0.39        1.16         8.41
CFSB       14.86         N      10/28/97     0.16     15.63      0.49        1.23        15.92
CFTP        4.97         N      10/28/97     0.30     27.29      0.15        1.27         4.30
CFX        11.09         N      10/28/97       NA     18.29      0.34        0.82         9.20
CIBI        7.98         N      10/28/97     0.63     14.42      0.26        0.96         8.28
CKFB        5.37         N      10/28/97     0.63     19.00      0.25        1.47         6.16
CLAS        4.64         N      10/28/97     0.66     19.38      0.20        0.72         4.89
CMRN        5.51         N      10/28/97     0.24     18.13      0.25        1.26         5.63
CMSB        5.76         N      10/28/97     0.47     24.13      0.18        0.51         5.36
CNIT       10.46         N      10/28/97     0.42     18.45      0.83        0.81        11.22
COFI       18.34         N      10/28/97     0.20     15.96      0.92        1.26        18.35
CRZY        4.54         N      10/28/97     0.39     18.44      0.20        1.34         5.07
CTZN       12.75         N      10/28/97     0.41     16.50      0.75        0.89        13.89
CVAL       10.48         N      10/28/97     0.23     20.31      0.32        0.89        10.56
DIBK       23.53         N      10/28/97     0.36      9.81      0.79        1.92        24.10
DIME        6.20         N      10/28/97     0.73     30.51      0.17        0.70         4.73
DME        12.47         N      10/28/97     1.02     16.71      0.36        0.74        14.43
DNFC       14.74         N      10/28/97     0.35     15.71      0.38        0.80        14.64

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
DSL         9.57         N      10/28/97     0.95     17.46      0.35        0.65         9.25
EBSI        8.78         N      10/28/97     1.07     16.73      0.27        0.76         8.92
EFBI        6.10         N      10/28/97       NA     29.83      0.22        0.63         5.37
EGFC        5.98         N      10/28/97     0.52        NM     (0.27)      (0.36)       (5.07)
EIRE       13.23         N      10/28/97     0.17     18.31      0.43        0.90        12.87
EMLD       12.70         N      10/28/97       NA     14.79      0.30        1.00        13.04
EQSB       14.49         N      10/28/97     0.15     13.38      0.82        0.70        13.83
ESBK        5.53         N      10/28/97     0.66     20.09      0.35        0.43         6.85
ETFS        3.38         N      10/28/97     0.17     25.16      0.19        0.65         3.51
FBBC        9.27         N      10/28/97     0.09     14.27      0.30        1.05        10.37
FBCI        7.81         N      10/28/97     0.41     15.46      0.38        0.88         8.40
FBCV        4.40         N      10/28/97     1.12     16.31      0.59        0.62         7.32
FBER        4.69         N      10/28/97     0.83     21.73      0.21        0.85         5.57
FBHC        8.10         N      10/28/97     0.37     21.88      0.22        0.60         9.70
FBSI        7.68         N      10/28/97     0.13     13.99      0.44        1.13         8.45
FCBF        6.32         N      10/28/97     0.15     21.77      0.31        1.08         6.92
FCME       53.13         N      10/28/97     1.95     17.19      0.20        0.73         7.90
FDEF        4.70         N      10/28/97     0.45     26.25      0.15        0.95         4.65
FED        11.68         N      10/28/97     1.20     16.22      0.55        0.58        11.48
FESX       10.65         N      10/28/97       NA     16.81      0.29        0.75        10.42
FFBA        8.96         N      10/28/97     0.20     15.53      0.32        1.36        10.45
FFBH        6.61         N      10/28/97     0.19     22.28      0.23        0.81         5.24
FFBI        5.11         N      10/28/97     0.41     22.92      0.21        0.38         4.64
FFBS        7.51         N      10/28/97     0.03     22.06      0.25        1.17         6.06
FFBZ       12.66         N      10/28/97     0.47     15.33      0.32        1.11        14.72
FFCH       13.67         N      10/28/97     1.61     16.55      0.54        0.84        13.68
FFDB        9.54         N      10/28/97     0.72     16.73      0.34        0.98        10.05
FFDF        3.77         N      10/28/97     0.07     38.54      0.12        0.76         3.08
FFED        5.58         N      10/28/97     0.13     17.79      0.13        0.55        10.45
FFES        9.47         N      10/28/97     0.25     16.83      0.52        0.59         9.03
FFFC        9.56         N      10/28/97     0.18     19.28      0.41        1.35        10.37
FFFD        7.57         N      10/28/97     0.22     14.21      0.31        1.82         7.97
FFFL        6.47         N      10/28/97     0.34     30.68      0.22        0.61         7.05
FFHH        6.96         N      10/28/97     0.15     15.94      0.30        0.88         7.82
FFHS        7.31         N      10/28/97     0.33     19.17      0.30        0.64         7.21
FFIC        6.05         N      10/28/97       NA     17.60      0.30        0.98         6.60
FFKY       11.85         N      10/28/97     0.08     15.28      0.36        1.61        11.74
FFLC        6.42         N      10/28/97     0.18     28.23      0.31        0.75         5.52
FFOH        7.08         N      10/28/97     0.29     17.61      0.22        0.91         6.99
FFPB        7.19         N      10/28/97       NA     24.52      0.39        0.46         7.25
FFSL        6.20         N      10/28/97     0.37     20.31      0.18        0.64         6.17
FFSX        8.61         N      10/28/97       NA     27.59      0.29        0.70         8.19
FFWC       10.49         N      10/28/97     0.16     14.47      0.54        0.93         9.35
FFWD        9.76         N      10/28/97     0.02     18.23      0.24        1.29        10.36
FFYF        8.58         N      10/28/97     0.66     14.84      0.48        1.23         9.08
FGHC        9.53         N      10/28/97     1.41     16.93      0.12        1.00        11.97
FIBC       10.10         N      10/28/97       NA     14.06      0.40        0.93        10.07
FISB        9.90         N      10/28/97       NA     17.92      0.34        0.98        10.02
FKFS       10.49         N      10/28/97     1.60     13.30      0.55        0.78        10.93
FLFC       12.81         N      10/28/97     0.81     14.18      0.41        1.02        13.61
FMCO       15.76         N      10/28/97     1.06     11.88      0.60        1.05        16.36
FMSB       15.00         N      10/28/97       NA     17.19      0.40        1.07        15.66
FNGB        7.88         N      10/28/97     0.08     21.09      0.16        0.92         8.26
FOBC        8.26         N      10/28/97     0.19     18.75      0.32        0.88         7.95

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
FSBI       11.94         N      10/28/97     0.30      15.00     0.40        0.75        10.90
FSPG       14.79         N      10/28/97     0.64      14.06     0.40        0.86        12.91
FSTC       19.95         N      10/28/97     1.10       6.13     1.55        3.68        38.97
FTF        10.43         N      10/28/97     0.12      13.23     0.47        1.86        11.74
FTFC       13.94         N      10/28/97       NA      18.92     0.36        0.90        13.69
FTSB        4.47         N      10/28/97     1.42      14.54     0.23        1.38         8.60
FWWB        7.58         N      10/28/97     0.29      18.85     0.32        1.21         8.28
GAF         6.10         N      10/28/97     0.24      16.63     0.28        1.11         7.31
GBCI       16.25         N      10/28/97     0.12      14.71     0.34        1.64        17.10
GDW        13.67         N      10/28/97       NA      13.75     1.56        0.91        14.02
GFCO        7.49         N      10/28/97     0.31      14.72     0.52        0.83         8.67
GFSB       11.03         N      10/28/97       NA      14.76     0.29        1.29        11.21
GPT         9.92         N      10/28/97     2.88      16.56     0.94        1.08        10.79
GSB        11.69         N      10/28/97     1.36      18.68     0.45        0.77        12.20
GSBC       17.00         N      10/28/97     1.91      13.98     0.36        1.66        19.65
GSFC        4.72         N      10/28/97     0.16      26.47     0.17        1.66         4.85
GUPB        5.44         N      10/28/97     0.15      15.18     0.35        1.26         8.11
HALL        8.94         N      10/28/97       NA      15.82     0.45        0.63         8.72
HARB       14.58         N      10/28/97     0.43      22.64     0.69        1.23        14.62
HARL       16.03         N      10/28/97       --      13.80     0.53        1.09        16.89
HAVN       11.35         N      10/28/97       NA      19.87     0.53        0.54         9.02
HBBI        4.07         N      10/28/97     0.38      19.31     0.28        0.72         5.67
HBFW        6.29         N      10/28/97       --      19.61     0.31        0.89         6.61
HBNK       11.72         N      10/28/97     2.52      16.67     0.48        0.88        11.88
HBS         7.72         N      10/28/97     1.97      16.00     0.33        1.12         7.99
HFFB        4.99         N      10/28/97       --      20.00     0.20        1.39         5.23
HFFC       10.13         N      10/28/97     0.48      12.75     0.50        1.05        11.48
HFGI        7.49         N      10/28/97     0.20      45.09     0.07        0.19         3.78
HFNC        4.72         N      10/28/97     0.88      28.61     0.13        0.94         5.09
HFSA        5.54         N      10/28/97       NA      20.98     0.21        0.59         4.92
HHFC        4.44         N      10/28/97     0.11      19.41     0.19        0.80         6.56
HIFS       12.98         N      10/28/97       NA      13.70     0.52        1.26        13.18
HMCI        6.43         N      10/28/97       NA      24.11     0.21        0.48         7.11
HMNF        5.81         N      10/28/97     0.10      21.65     0.28        0.79         5.46
HOMF       14.67         N      10/28/97     0.45      16.20     0.54        1.13        13.40
HPBC       15.62         N      10/28/97       --      12.92     0.45        1.63        15.35
HRBF        5.41         N      10/28/97     0.05      20.75     0.25        0.74         5.80
HRZB        9.82         N      10/28/97       --      14.57     0.28        1.57        10.19
HTHR       13.28         N      10/28/97     7.17       7.95     0.55        1.59        28.95
HZFS        6.37         N      10/28/97       NA      13.39     0.42        0.81         8.26
IBSF        4.54         N      10/28/97     0.08      26.67     0.15        0.88         5.09
IFSB        4.09         N      10/28/97     2.02     115.11     0.03        0.06         0.85
INBI        7.92         N      10/28/97     0.14      17.25     0.25        1.40         8.06
INCB        4.24         N      10/28/97     0.13      53.57     0.07        0.32         2.57
IPSW       16.37         N      10/28/97     0.84      18.06     0.18        0.91        16.10
ISBF        6.26         N      10/28/97       NA      21.65     0.28        0.76         6.27
ITLA       13.05         N      10/28/97       NA      12.50     0.40        1.46        13.42
IWBK       16.39         N      10/28/97     0.64      15.32     0.61        1.10        16.36
JSB         7.68         N      10/28/97       NA      18.36     0.64        1.74         7.61
JSBA        9.84         N      10/28/97     0.46      18.18     0.55        0.81         9.67
JXVL        8.42         N      10/28/97     0.78      11.28     0.41        1.75        11.48
KFBI        5.37         N      10/28/97     0.08      25.71     0.22        1.16         5.77
KNK         7.89         N      10/28/97     0.61      15.75     0.50        0.88         8.12
KSAV        8.77         N      10/28/97       NA      17.34     0.31        1.10         8.19

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
KSBK       15.21         N      10/28/97     1.75     11.67      0.30        0.98        13.70
KYF         6.68         N      10/28/97       --     16.88      0.20        1.17         7.19
LARK        7.02         N      10/28/97     0.04     19.35      0.31        0.97         6.90
LARL       13.65         N      10/28/97     0.43     13.41      0.48        1.39        13.70
LFBI        3.43         N      10/28/97     0.98     29.17      0.15        0.52         3.93
LFED        7.25         N      10/28/97     0.03     30.29      0.26        1.24         7.66
LIFB        8.08         N      10/28/97     0.39     17.90      0.33        0.88         8.42
LISB        7.93         N      10/28/97       NA     24.31      0.45        0.71         7.78
LOGN        7.54         N      10/28/97     0.49     15.63      0.24        1.46         7.68
LONF        4.77         N      10/28/97     0.80     29.96      0.17        0.85         4.30
LSBI        7.38         N      10/28/97     1.17     16.78      0.38        0.70         7.88
LSBX       20.04         N      10/28/97       NA      9.55      0.35        1.73        19.05
LVSB        9.52         N      10/28/97     0.98     22.28      0.27        1.14        11.56
LXMO        4.46         N      10/28/97     0.48     18.61      0.22        1.52         5.43
MAFB       14.72         N      10/28/97       NA     13.38      0.57        1.08        13.79
MARN        7.28         N      10/28/97     0.81     16.88      0.40        1.72         7.53
MASB        9.90         N      10/28/97     0.16     17.26      0.63        1.01         9.45
MBB         5.98         N      10/28/97     0.71     22.08      0.31        0.57         6.49
MBB         5.98         N      10/28/97     0.71     22.08      0.31        0.57         6.49
MBBC        3.90         N      10/28/97     0.33     38.02      0.12        0.36         3.32
MBLF        6.52         N      10/28/97     0.25     20.12      0.32        0.79         6.21
MCBN        8.25         N      10/28/97     0.55     14.02      0.50        0.76         9.11
MDBK       11.18         N      10/28/97     0.27     15.91      0.55        0.97        10.74
MECH       17.84         N      10/28/97     0.91     17.27      0.36        0.92         8.89
MERI       14.61         N      10/28/97     0.25     14.92      0.80        1.14        13.75
METF       13.86         N      10/28/97     0.49     14.89      0.34        0.59        15.15
MFBC        5.62         N      10/28/97       NA     19.61      0.29        0.79         5.89
MFFC        4.30         N      10/28/97     0.15     25.42      0.15        0.70         5.11
MFLR        9.53         N      10/28/97     0.81     17.80      0.33        0.94         9.83
MFSL       11.03         N      10/28/97     0.45     16.98      0.67        0.77         9.15
MIVI        5.77         N      10/28/97     0.28     17.31      0.26        1.18         6.82
MSBF        7.85         N      10/28/97     0.06     19.16      0.23        1.43         8.39
MWBI       11.05         N      10/28/97     0.81     15.55      0.82        0.81        11.74
MWBX       18.02         N      10/28/97     0.69     14.73      0.14        1.35        18.14
MWFD       12.59         N      10/28/97     0.12     18.18      0.33        1.11        12.75
NASB       16.21         N      10/28/97     3.11     12.69      0.98        1.24        15.90
NBN         7.40         N      10/28/97     1.11     53.41      0.11        0.30         3.85
NEIB        7.78         N      10/28/97       NA     13.13      0.35        1.28         8.66
NHTB        8.22         N      10/28/97     0.70     18.33      0.30        0.87        11.73
NMSB        7.93         N      10/28/97       NA     19.14      0.16        0.85         8.34
NSLB        3.72         N      10/28/97     0.02     24.01      0.19        0.94         4.78
NTMG        6.36         N      10/28/97     0.77     28.75      0.10        0.54         7.36
NWEQ        8.16         N      10/28/97     1.25     13.67      0.32        1.02         8.96
OCN        19.54         N      10/28/97       NA     33.67      0.42        1.67        15.97
OFCP        8.88         N      10/28/97     0.27     22.19      0.30        0.79         9.17
OHSL        7.86         N      10/28/97       NA     16.56      0.40        0.85         7.70
PBCI        9.61         N      10/28/97       NA     12.86      0.44        1.36        10.62
PBHC        8.27         N      10/28/97       NA     29.89      0.23        0.91         7.64
PBKB        9.27         N      10/28/97     0.82     24.51      0.19        0.50         8.86
PCBC        5.72         N      10/28/97     0.03     17.08      0.30        1.16         6.18
PCCI       13.77         N      10/28/97     1.06     13.10      0.31        1.01        14.31
PEEK        4.71         N      10/28/97     0.71     24.63      0.17        1.13         4.38
PERM        6.52         N      10/28/97     1.09     21.55      0.29        0.58         6.32
PERT        9.03         N      10/28/97     0.12     28.98      0.44        1.06         8.78

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
PFDC        9.55         N      10/28/97     0.34      16.41     0.48        1.53        10.08
PFFB        4.33         N      10/28/97       NA      25.16     0.19        0.49         4.89
PFNC       13.61         N      10/28/97       NA      16.52     0.21        0.85        16.08
PFSB       10.97         N      10/28/97       NA      13.31     0.56        0.80        10.98
PFSL       11.23         N      10/28/97     0.10      22.86     0.38        0.66        10.39
PHBK       16.37         N      10/28/97       NA      14.43     0.68        1.31        16.89
PHFC        6.03         N      10/28/97     1.60      18.75     0.25        0.73         6.50
PRBC        5.11         N      10/28/97     0.33      19.01     0.24        0.60         5.32
PSBK       11.84         N      10/28/97     0.84      15.18     0.56        0.97        11.59
PTRS        9.48         N      10/28/97     0.69      10.34     0.65        1.06        11.83
PULS       13.90         N      10/28/97       NA      14.51     0.45        1.10        13.49
PVFC       19.39         N      10/28/97     1.11      11.36     0.44        1.35        19.25
PVSA       14.93         N      10/28/97     0.26      14.09     0.51        1.08        14.80
PWBC        8.86         N      10/28/97     0.65      16.55     0.27        0.71         9.02
QCBC        7.79         N      10/28/97     1.35      15.15     0.33        0.73         8.51
QCFB        8.60         N      10/28/97     0.17      14.54     0.49        1.62         9.09
QCSB       11.48         N      10/28/97       NA      23.52     0.38        1.43        12.45
RARB       13.25         N      10/28/97     0.29      18.75     0.37        0.99        12.53
REDF        8.06         N      10/28/97     2.19      14.20     0.33        1.06        12.65
RELI        2.66         N      10/28/97       NA     218.75     0.01        0.12         0.25
RELY       10.22         N      10/28/97       NA      17.73     0.43        0.77         9.43
ROSE       14.14         N      10/28/97       NA      17.26     0.44        0.87        14.02
SCCB        4.49         N      10/28/97     1.06      24.43     0.22        1.31         5.06
SFED        6.18         N      10/28/97     0.68      23.37     0.23        0.63         5.07
SFFC        7.36         N      10/28/97     1.34      15.70     0.43        1.55         8.78
SFIN        9.33         N      10/28/97     0.38      14.77     0.33        0.82         8.78
SFSB        8.28         N      10/28/97       NA      20.09     0.42        0.53         8.09
SFSL       14.39         N      10/28/97     0.28      17.19     0.26        1.35        14.52
SGVB        4.25         N      10/28/97     0.88      37.50     0.12        0.27         3.72
SHEN       10.46         N      10/28/97       NA      15.29     0.56        1.16        10.21
SISB       11.33         N      10/28/97       NA      15.40     0.55        0.86        12.08
SKAN        9.99         N      10/28/97     1.78      17.19     0.44        0.68         9.91
SMBC        5.92         N      10/28/97     0.89      23.36     0.19        0.75         4.66
SOBI        3.53         N      10/28/97     0.17      32.59     0.14        0.57         3.72
SOPN        6.96         N      10/28/97     0.08      18.36     0.32        1.80         7.60
SOSA       16.47         N      10/28/97     5.91      14.24     0.09        1.27        19.78
SPBC       12.11         N      10/28/97       NA      17.28     0.35        1.08        12.17
SSB         4.69         N      10/28/97       --      17.71     0.15        1.47         4.00
SSM         4.84         N      10/28/97       --      36.16     0.14        0.98         2.77
STFR        8.11         N      10/28/97     0.16      16.89     0.57        0.79         9.57
STSA        9.47         N      10/28/97     0.47      18.75     0.28        0.48         8.98
SVRN       11.89         N      10/28/97       NA      15.14     0.29        0.46         8.43
SWBI        9.55         N      10/28/97     0.20      17.88     0.36        1.07         9.61
SWCB       12.17         N      10/28/97     0.81      15.79     0.57        0.91        11.42
THR         6.61         N      10/28/97     1.14      16.67     0.27        0.91         6.72
THRD        6.02         N      10/28/97     0.27      26.09     0.23        0.59         5.17
TPNZ        5.63         N      10/28/97     1.28      28.47     0.18        0.84         4.85
TRIC        7.21         N      10/28/97       --      16.52     0.42        1.10         7.17
TSH         6.97         N      10/28/97     0.27      17.86     0.28        0.93         6.88
TWIN        5.59         N      10/28/97     0.08      18.09     0.19        0.90         6.97
UBMT        5.99         N      10/28/97       NA      19.35     0.31        1.41         6.14
UFRM        5.02         N      10/28/97     0.54      71.09     0.04        0.16         2.20
VABF        6.78         N      10/28/97     0.68      22.24     0.17        0.54         7.98
WAMU       11.92         N      10/28/97       NA      26.20     0.65        0.73        12.76

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
WAYN        7.18         N      10/28/97     0.72      31.88     0.20        0.73         7.98
WBST       13.84         N      10/28/97     0.72      15.61     0.96        0.82        15.26
WCBI        9.19         N      10/28/97     0.21      15.77     0.42        1.45         9.44
WEFC        7.37         N      10/28/97       NA      15.18     0.28        1.06         7.46
WFI        12.06         N      10/28/97     0.28      15.23     0.32        0.80        11.15
WFSL       15.62         N      10/28/97     0.69      13.90     0.56        1.91        15.38
WHGB        3.72         N      10/28/97     0.15      22.24     0.17        0.93         4.37
WOFC        3.17         N      10/28/97     0.34      30.63     0.20        0.44         3.26
WRNB       17.58         N      10/28/97       NA      15.34     0.33        1.50        14.23
WSB         8.66         N      10/28/97       NA      19.06     0.10        0.72         8.67
WSFS       20.39         N      10/28/97     1.21      12.87     0.34        1.13        20.54
WSTR        6.48         N      10/28/97       NA      21.34     0.29        0.68         6.33
WVFC       10.71         N      10/28/97     0.09      15.82     0.49        1.20        10.79
WYNE        6.04         N      10/28/97       NA      22.50     0.25        0.73         5.68
YFCB        6.81         N      10/28/97     0.57      17.36     0.27        1.13         7.48
YFED        9.46         N      10/28/97     1.24      19.21     0.34        0.84         9.96

Maximum    53.13                             7.17     218.75     1.56        3.68        38.97
Minimum     2.60                               --       6.13    (0.27)      (0.36)       (5.07)
Average     9.40                             0.66      20.41     0.36        0.96         9.47
Median      8.61                             0.43      17.60     0.32        0.91         8.78

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                  Exhibit III -- Mid-Atlantic Selected Thrifts

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
ALBC     Albion Banc Corp.                Albion               NY      MA        SAIF       NASDAQ    07/26/93    29.000       7.25
ALBK     ALBANK Financial Corp.           Albany               NY      MA        SAIF       NASDAQ    04/01/92    45.500     585.68
ASFC     Astoria Financial Corp.          Lake Success         NY      MA        SAIF       NASDAQ    11/18/93    50.813   1,050.10
CATB     Catskill Financial Corp.         Catskill             NY      MA         BIF       NASDAQ    04/18/96    17.500      85.72
CMSB     Commonwealth Bancorp Inc.        Norristown           PA      MA        SAIF       NASDAQ    06/17/96    17.375     282.22
CVAL     Chester Valley Bancorp Inc.      Downingtown          PA      MA        SAIF       NASDAQ    03/27/87    26.000      56.22
DIME     Dime Community Bancorp Inc.      Brooklyn             NY      MA         BIF       NASDAQ    06/26/96    20.750     271.67
DME      Dime Bancorp Inc.                New York             NY      MA         BIF        NYSE     08/19/86    24.063   2,442.20
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93    43.875      26.42
ESBK     Elmira Savings Bank (The)        Elmira               NY      MA         BIF       NASDAQ    03/01/85    28.125      19.87
FBBC     First Bell Bancorp Inc.          Pittsburgh           PA      MA        SAIF       NASDAQ    06/29/95    17.125     111.49
FBER     1st Bergen Bancorp               Wood-Ridge           NJ      MA        SAIF       NASDAQ    04/01/96    18.250      54.76
FFIC     Flushing Financial Corp.         Flushing             NY      MA         BIF       NASDAQ    11/21/95    21.125     168.65
FIBC     Financial Bancorp Inc.           Long Island City     NY      MA        SAIF       NASDAQ    08/17/94    22.500      38.47
FKFS     First Keystone Financial         Media                PA      MA        SAIF       NASDAQ    01/26/95    29.250      35.92
FMCO     FMS Financial Corp.              Burlington           NJ      MA        SAIF       NASDAQ    12/14/88    28.500      68.04
FSBI     Fidelity Bancorp Inc.            Pittsburgh           PA      MA        SAIF       NASDAQ    06/24/88    24.000      37.20
FSPG     First Home Bancorp Inc.          Pennsville           NJ      MA        SAIF       NASDAQ    04/20/87    22.500      60.94
GAF      GA Financial Inc.                Pittsburgh           PA      MA        SAIF        AMSE     03/26/96    18.625     148.50
GPT      GreenPoint Financial Corp.       New York             NY      MA         BIF        NYSE     01/28/94    62.250   2,665.92
HARL     Harleysville Savings Bank        Harleysville         PA      MA        SAIF       NASDAQ    08/04/87    29.250      48.60
HAVN     Haven Bancorp Inc.               Woodhaven            NY      MA        SAIF       NASDAQ    09/23/93    42.125     184.76
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94    20.750      35.14
IBSF     IBS Financial Corp.              Cherry Hill          NJ      MA        SAIF       NASDAQ    10/13/94    16.000     176.23
IFSB     Independence Federal Svgs Bank   Washington           DC      MA        SAIF       NASDAQ    06/06/85    13.813      17.70
JSB      JSB Financial Inc.               Lynbrook             NY      MA         BIF        NYSE     06/27/90    47.000     465.21
LARL     Laurel Capital Group Inc.        Allison Park         PA      MA        SAIF       NASDAQ    02/20/87    25.750      37.15
LFBI     Little Falls Bancorp Inc.        Little Falls         NJ      MA        SAIF       NASDAQ    01/05/96    17.500      45.64
LFED     Leeds Federal Savings Bk (MHC)   Baltimore            MD      MA        SAIF       NASDAQ    05/02/94    31.500     108.82
LISB     Long Island Bancorp Inc.         Melville             NY      MA        SAIF       NASDAQ    04/18/94    43.750   1,051.00
LVSB     Lakeview Financial               Paterson             NJ      MA        SAIF       NASDAQ    12/22/93    24.063     108.50
MBB      MSB Bancorp Inc.                 Goshen               NY      MA         BIF        AMSE     09/03/92    27.375      77.86
MBB      MSB Bancorp, Inc.                Goshen               NY      MA         BIF        AMSE        NA       27.375      77.86
MFSL     Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF       NASDAQ    06/02/87    45.500     147.13
PBCI     Pamrapo Bancorp Inc.             Bayonne              NJ      MA        SAIF       NASDAQ    11/14/89    22.625      64.32
PBHC     Oswego City Savings Bk (MHC)     Oswego               NY      MA         BIF       NASDAQ    11/16/95    27.500      52.71
PEEK     Peekskill Financial Corp.        Peekskill            NY      MA        SAIF       NASDAQ    12/29/95    16.750      53.48
PFNC     Progress Financial Corp.         Blue Bell            PA      MA        SAIF       NASDAQ    07/18/83    13.875      55.64
PFSB     PennFed Financial Services Inc   West Orange          NJ      MA        SAIF       NASDAQ    07/15/94    29.813     143.78
PHFC     Pittsburgh Home Financial Corp   Pittsburgh           PA      MA        SAIF       NASDAQ    04/01/96    18.750      36.93
PRBC     Prestige Bancorp Inc.            Pleasant Hills       PA      MA        SAIF       NASDAQ    06/27/96    18.250      16.70
PSBK     Progressive Bank Inc.            Fishkill             NY      MA         BIF       NASDAQ    08/01/84    34.000     130.15
PULS     Pulse Bancorp                    South River          NJ      MA        SAIF       NASDAQ    09/18/86    26.125      80.48
PVSA     Parkvale Financial Corporation   Monroeville          PA      MA        SAIF       NASDAQ    07/16/87    28.750     146.79
PWBC     PennFirst Bancorp Inc.           Ellwood City         PA      MA        SAIF       NASDAQ    06/13/90    17.875      94.92
QCSB     Queens County Bancorp Inc.       Flushing             NY      MA         BIF       NASDAQ    11/23/93    35.750     540.12
RARB     Raritan Bancorp Inc.             Raritan              NJ      MA         BIF       NASDAQ    03/01/87    27.750      65.83
RELY     Reliance Bancorp Inc.            Garden City          NY      MA        SAIF       NASDAQ    03/31/94    30.500     265.73
ROSE     TR Financial Corp.               Garden City          NY      MA         BIF       NASDAQ    06/29/93    30.375     534.36
SFED     SFS Bancorp Inc.                 Schenectady          NY      MA        SAIF       NASDAQ    06/30/95    21.500      26.47
SFIN     Statewide Financial Corp.        Jersey City          NJ      MA        SAIF       NASDAQ    10/02/95    19.500      91.85
SHEN     First Shenango Bancorp Inc.      New Castle           PA      MA        SAIF       NASDAQ    04/06/93    34.250      70.86
SKAN     Skaneateles Bancorp Inc.         Skaneateles          NY      MA         BIF       NASDAQ    06/02/86    30.250      28.89
SVRN     Sovereign Bancorp Inc.           Wyomissing           PA      MA        SAIF       NASDAQ    08/12/86    17.563   1,981.78

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
THRD     TF Financial Corporation         Newtown              PA      MA        SAIF       NASDAQ    07/13/94   24.000       98.12
TPNZ     Tappan Zee Financial Inc.        Tarrytown            NY      MA        SAIF       NASDAQ    10/05/95   20.500       30.69
WHGB     WHG Bancshares Corp.             Lutherville          MD      MA        SAIF       NASDAQ    04/01/96   15.125       22.11
WSB      Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF        AMSE        NA       7.625       32.39
WSFS     WSFS Financial Corp.             Wilmington           DE      MA         BIF       NASDAQ    11/26/86   17.500      217.74
WVFC     WVS Financial Corp.              Pittsburgh           PA      MA        SAIF       NASDAQ    11/29/93   31.000       54.19
WYNE     Wayne Bancorp Inc.               Wayne                NJ      MA        SAIF       NASDAQ    06/27/96   22.500       45.31
YFCB     Yonkers Financial Corporation    Yonkers              NY      MA        SAIF       NASDAQ    04/18/96   18.750       56.64
YFED     York Financial Corp.             York                 PA      MA        SAIF       NASDAQ    02/01/84   26.125      183.09

Maximum                                                                                                          62.250    2,665.92
Minimum                                                                                                           7.625        7.25
Average                                                                                                          26.409      254.30
Median                                                                                                           24.063       77.86

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
ALBC       29.90      121.04       121.04      10.57      1.10       68,628     8.73         8.73      0.97      0.37
ALBK       17.23      170.48       193.53      15.76      1.58    3,716,954     9.24         8.23      2.64      1.04
ASFC       18.61      172.19       203.58      13.29      1.18    7,904,363     7.71         6.60      2.73      0.77
CATB       21.60      116.05       116.05      29.06      1.60      284,238    25.04        25.04      0.81      1.41
CMSB       22.28      133.45       171.18      12.39      1.61    2,278,099     9.28         7.39      0.78      0.58
CVAL       20.63      207.67       207.67      17.37      1.61      323,673     8.36         8.36      1.26      0.93
DIME       21.17      142.32       165.21      20.66      1.16    1,315,026    14.52        12.76      0.98      1.04
DME        19.72      231.82       243.55      12.58      0.67   19,413,597     5.42         5.18      1.22      0.66
EQSB       13.30      170.06       170.06       8.57        --      308,197     5.04         5.04      3.30      0.73
ESBK       25.34      135.74       141.55       8.72      2.28      227,828     6.30         6.05      1.11      0.35
FBBC       15.15      155.40       155.40      16.37      2.34      681,215    10.53        10.53      1.13      1.09
FBER       26.45      135.49       135.49      19.23      1.10      284,765    14.19        14.19      0.69      0.77
FFIC       19.74      123.68       128.81      17.56      1.14      960,130    14.21        13.71      1.07      0.97
FIBC       14.15      143.22       143.86      12.95      1.78      296,956     9.04         9.00      1.59      0.94
FKFS       14.34      153.22       153.22      11.20      0.68      320,797     7.31         7.31      2.04      0.78
FMCO       12.84      187.01       190.38      12.26      0.98      554,925     6.56         6.45      2.22      1.02
FSBI       14.37      151.61       151.61      10.24      1.50      363,302     6.75         6.75      1.67      0.83
FSPG       12.71      175.10       178.01      11.67      1.78      522,396     6.66         6.56      1.77      0.97
GAF        19.81      126.53       127.74      18.51      2.58      802,304    14.63        14.51      0.94      1.07
GPT        18.15      184.99       345.07      20.36      1.61   13,093,985     9.69         5.44      3.43      1.05
HARL       15.00      219.76       219.76      14.36      1.50      336,666     6.53         6.53      1.95      1.02
HAVN       16.72      168.03       168.57      10.08      1.42    1,833,284     6.00         5.98      2.52      0.68
HRBF       22.31      125.91       125.91      16.24      2.31      216,370    12.89        12.89      0.93      0.70
IBSF       27.12      138.05       138.05      24.02      2.50      733,344    17.40        17.40      0.59      0.85
IFSB       25.11       99.45       112.48       6.85      1.59      258,460     6.88         6.14      0.55      0.27
JSB        18.50      130.88       130.88      30.39      2.98    1,531,068    23.21        23.21      2.54      1.72
LARL       13.77      174.69       174.69      17.53      2.02      211,987    10.03        10.03      1.87      1.43
LFBI       33.02      120.61       130.60      16.01      1.14      299,989    13.28        12.39      0.53      0.47
LFED       33.16      232.82       232.82      37.92      2.41      286,999    16.29        16.29      0.95      1.17
LISB       24.72      192.39       194.19      17.72      1.37    5,930,784     9.21         9.13      1.77      0.73
LVSB       27.04      241.60       302.30      23.01      0.52      481,646     9.52         7.76      0.89      0.95
MBB        25.35      129.43       263.73       9.57      2.19      813,902     8.92         5.36      1.08      0.51
MBB        25.35      129.43       263.73       9.57      2.19      813,902     8.92         5.36      1.08      0.51
MFSL       13.83      147.58           NA      12.52      1.85    1,175,006     8.48           NA      3.29      0.92
PBCI       13.97      133.96       134.91      17.29      4.42      371,958    12.91        12.83      1.62      1.33
PBHC       28.65      228.79       272.28      27.31      1.02      193,005    11.94        10.23      0.96      0.95
PEEK       22.64      113.87       113.87      29.30      2.15      182,560    25.73        25.73      0.74      1.29
PFNC       20.11      237.18           NA      12.74      0.87      436,746     5.33           NA      0.69      0.71
PFSB       13.74      132.92       156.99      10.54      0.94    1,363,950     7.33         6.27      2.17      0.82
PHFC       20.38      131.95       133.45      14.41      1.28      256,265    10.92        10.81      0.92      0.80
PRBC       20.05      108.12       108.12      12.11      0.66      137,834    11.21        11.21      0.91      0.62
PSBK       15.18      172.85       193.62      14.78      2.00      878,823     8.55         7.70      2.24      0.97
PULS       14.51      186.21       186.21      15.30      2.68      526,016     8.21         8.21      1.80      1.10
PVSA       14.38      189.14       190.40      14.60      1.81    1,005,440     7.72         7.67      2.00      1.08
PWBC       17.52      143.69       153.70      11.61      2.01      816,954     8.08         7.59      1.02      0.66
QCSB       25.54      269.61       269.61      35.05      2.24    1,541,049    11.22        11.22      1.40      1.54
RARB       18.38      222.36       225.98      17.64      1.73      379,428     7.93         7.81      1.51      1.03
RELY       16.94      158.11       215.24      13.06      2.10    2,034,753     8.26         6.20      1.80      0.84
ROSE       18.08      217.90       217.90      14.48      2.11    3,691,564     6.24         6.24      1.68      0.87
SFED       19.55      123.28       123.28      15.37      1.30      172,849    12.47        12.47      1.10      0.79
SFIN       14.23      140.29       140.59      13.64      2.26      673,214     9.73         9.71      1.37      0.90
SHEN       15.43      151.88       151.88      17.65      1.75      401,437    11.62        11.62      2.22      1.17
SKAN       17.59      166.67       171.58      11.67      1.32      247,643     7.00         6.81      1.72      0.68
SVRN       18.11      239.60       293.21      13.57      0.46   14,601,008     5.08         4.31      0.97      0.61

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
THRD       22.43      124.93       141.51      15.69      1.67      625,338    11.63        10.41      1.07      0.67
TPNZ       24.70      145.29       145.29      24.72      1.37      124,150    17.02        17.02      0.83      1.00
WHGB       26.08      106.81       106.81      22.06      1.32      100,235    20.66        20.66      0.58      0.85
WSB        18.60      150.99       150.99      12.54      1.31      258,330     8.30         8.30      0.41      0.73
WSFS       13.89      262.76       264.75      14.56        --    1,495,609     5.54         5.51      1.26      1.13
WVFC       14.76      164.72       164.72      18.38      2.58      294,693    11.16        11.16      2.10      1.32
WYNE       20.83      136.45       136.45      16.95      0.89      267,285    12.43        12.43      1.08      0.85
YFCB       18.20      132.60       132.60      19.76      1.28      288,089    14.90        14.90      1.03      1.15
YFED       20.73      182.95       182.95      15.75      2.30    1,162,393     8.61         8.61      1.26      0.77

Maximum    33.16      269.61       345.07      37.92      4.42   19,413,597    25.73        25.73      3.43      1.72
Minimum    12.71       99.45       106.81       6.85        --       68,628     5.04         4.31      0.41      0.27
Average    19.74      162.91       176.71      16.47      1.62    1,637,673    10.55        10.16      1.45      0.90
Median     18.61      151.61       164.72      15.30      1.60      481,646     9.21         8.61      1.22      0.87

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
ALBC        4.03        N       10/28/97     0.72      40.28     0.18        0.27         3.03
ALBK       11.33        N       10/28/97     0.73      17.23     0.66        1.03        11.06
ASFC        9.80        N       10/28/97     0.41      17.89     0.71        0.76         9.81
CATB        5.10        N       10/28/97     0.47      20.83     0.21        1.35         5.24
CMSB        5.76        N       10/28/97     0.47      24.13     0.18        0.51         5.36
CVAL       10.48        N       10/28/97     0.23      20.31     0.32        0.89        10.56
DIME        6.20        N       10/28/97     0.73      30.51     0.17        0.70         4.73
DME        12.47        N       10/28/97     1.02      16.71     0.36        0.74        14.43
EQSB       14.49        N       10/28/97     0.15      13.38     0.82        0.70        13.83
ESBK        5.53        N       10/28/97     0.66      20.09     0.35        0.43         6.85
FBBC        9.27        N       10/28/97     0.09      14.27     0.30        1.05        10.37
FBER        4.69        N       10/28/97     0.83      21.73     0.21        0.85         5.57
FFIC        6.05        N       10/28/97       NA      17.60     0.30        0.98         6.60
FIBC       10.10        N       10/28/97       NA      14.06     0.40        0.93        10.07
FKFS       10.49        N       10/28/97     1.60      13.30     0.55        0.78        10.93
FMCO       15.76        N       10/28/97     1.06      11.88     0.60        1.05        16.36
FSBI       11.94        N       10/28/97     0.30      15.00     0.40        0.75        10.90
FSPG       14.79        N       10/28/97     0.64      14.06     0.40        0.86        12.91
GAF         6.10        N       10/28/97     0.24      16.63     0.28        1.11         7.31
GPT         9.92        N       10/28/97     2.88      16.56     0.94        1.08        10.79
HARL       16.03        N       10/28/97       --      13.80     0.53        1.09        16.89
HAVN       11.35        N       10/28/97       NA      19.87     0.53        0.54         9.02
HRBF        5.41        N       10/28/97     0.05      20.75     0.25        0.74         5.80
IBSF        4.54        N       10/28/97     0.08      26.67     0.15        0.88         5.09
IFSB        4.09        N       10/28/97     2.02     115.11     0.03        0.06         0.85
JSB         7.68        N       10/28/97       NA      18.36     0.64        1.74         7.61
LARL       13.65        N       10/28/97     0.43      13.41     0.48        1.39        13.70
LFBI        3.43        N       10/28/97     0.98      29.17     0.15        0.52         3.93
LFED        7.25        N       10/28/97     0.03      30.29     0.26        1.24         7.66
LISB        7.93        N       10/28/97       NA      24.31     0.45        0.71         7.78
LVSB        9.52        N       10/28/97     0.98      22.28     0.27        1.14        11.56
MBB         5.98        N       10/28/97     0.71      22.08     0.31        0.57         6.49
MBB         5.98        N       10/28/97     0.71      22.08     0.31        0.57         6.49
MFSL       11.03        N       10/28/97     0.45      16.98     0.67        0.77         9.15
PBCI        9.61        N       10/28/97       NA      12.86     0.44        1.36        10.62
PBHC        8.27        N       10/28/97       NA      29.89     0.23        0.91         7.64
PEEK        4.71        N       10/28/97     0.71      24.63     0.17        1.13         4.38
PFNC       13.61        N       10/28/97       NA      16.52     0.21        0.85        16.08
PFSB       10.97        N       10/28/97       NA      13.31     0.56        0.80        10.98
PHFC        6.03        N       10/28/97     1.60      18.75     0.25        0.73         6.50
PRBC        5.11        N       10/28/97     0.33      19.01     0.24        0.60         5.32
PSBK       11.84        N       10/28/97     0.84      15.18     0.56        0.97        11.59
PULS       13.90        N       10/28/97       NA      14.51     0.45        1.10        13.49
PVSA       14.93        N       10/28/97     0.26      14.09     0.51        1.08        14.80
PWBC        8.86        N       10/28/97     0.65      16.55     0.27        0.71         9.02
QCSB       11.48        N       10/28/97       NA      23.52     0.38        1.43        12.45
RARB       13.25        N       10/28/97     0.29      18.75     0.37        0.99        12.53
RELY       10.22        N       10/28/97       NA      17.73     0.43        0.77         9.43
ROSE       14.14        N       10/28/97       NA      17.26     0.44        0.87        14.02
SFED        6.18        N       10/28/97     0.68      23.37     0.23        0.63         5.07
SFIN        9.33        N       10/28/97     0.38      14.77     0.33        0.82         8.78
SHEN       10.46        N       10/28/97       NA      15.29     0.56        1.16        10.21
SKAN        9.99        N       10/28/97     1.78      17.19     0.44        0.68         9.91
SVRN       11.89        N       10/28/97       NA      15.14     0.29        0.46         8.43

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
THRD        6.02         N      10/28/97     0.27      26.09     0.23        0.59         5.17
TPNZ        5.63         N      10/28/97     1.28      28.47     0.18        0.84         4.85
WHGB        3.72         N      10/28/97     0.15      22.24     0.17        0.93         4.37
WSB         8.66         N      10/28/97       NA      19.06     0.10        0.72         8.67
WSFS       20.39         N      10/28/97     1.21      12.87     0.34        1.13        20.54
WVFC       10.71         N      10/28/97     0.09      15.82     0.49        1.20        10.79
WYNE        6.04         N      10/28/97       NA      22.50     0.25        0.73         5.68
YFCB        6.81         N      10/28/97     0.57      17.36     0.27        1.13         7.48
YFED        9.46         N      10/28/97     1.24      19.21     0.34        0.84         9.96

Maximum    20.39                             2.88     115.11     0.94        1.74        20.54
Minimum     3.43                               --      11.88     0.03        0.06         0.85
Average     9.21                             0.70      20.85     0.37        0.87         9.17
Median      9.46                             0.65      17.89     0.33        0.85         9.02

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                      Exhibit IV -- Select Maryland Thrifts


                                                                                Deposit                          Current    Current
                                                                               Insurance                          Stock      Market
                                                                                Agency                            Price      Value
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)        ($M)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------   ---------
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93   43.875       26.42
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94   20.750       35.14
LFED     Leeds Federal Savings Bk (MHC)   Baltimore            MD      MA        SAIF       NASDAQ    05/02/94   31.500      108.82
MFSL     Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF       NASDAQ    06/02/87   45.500      147.13
WHGB     WHG Bancshares Corp.             Lutherville          MD      MA        SAIF       NASDAQ    04/01/96   15.125       22.11
WSB      Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF        AMSE        NA       7.625       32.39

Maximum                                                                                                          45.500      147.13
Minimum                                                                                                           7.625       22.11
Average                                                                                                          27.396       62.00
Median                                                                                                           26.125       33.77

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                                                                                          Tangible               Core
          Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
         Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
EQSB       13.30      170.06       170.06       8.57        --      308,197     5.04         5.04      3.30      0.73
HRBF       22.31      125.91       125.91      16.24      2.31      216,370    12.89        12.89      0.93      0.70
LFED       33.16      232.82       232.82      37.92      2.41      286,999    16.29        16.29      0.95      1.17
MFSL       13.83      147.58           NA      12.52      1.85    1,175,006     8.48           NA      3.29      0.92
WHGB       26.08      106.81       106.81      22.06      1.32      100,235    20.66        20.66      0.58      0.85
WSB        18.60      150.99       150.99      12.54      1.31      258,330     8.30         8.30      0.41      0.73

Maximum    33.16      232.82       232.82      37.92      2.41    1,175,006    20.66        20.66      3.30      1.17
Minimum    13.30      106.81       106.81       8.57        --      100,235     5.04         5.04      0.41      0.70
Average    21.21      155.70       157.32      18.31      1.53      390,856    11.94        12.64      1.58      0.85
Median     20.46      149.29       150.99      14.39      1.58      272,665    10.69        12.89      0.94      0.79

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

            Core                                                             Core         Core
           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
EQSB       14.49        N       10/28/97     0.15     13.38      0.82        0.70        13.83
HRBF        5.41        N       10/28/97     0.05     20.75      0.25        0.74         5.80
LFED        7.25        N       10/28/97     0.03     30.29      0.26        1.24         7.66
MFSL       11.03        N       10/28/97     0.45     16.98      0.67        0.77         9.15
WHGB        3.72        N       10/28/97     0.15     22.24      0.17        0.93         4.37
WSB         8.66        N       10/28/97       NA     19.06      0.10        0.72         8.67

Maximum    14.49                             0.45     30.29      0.82        1.24        13.83
Minimum     3.72                             0.03     13.38      0.10        0.70         4.37
Average     8.43                             0.17     20.45      0.38        0.85         8.25
Median      7.96                             0.15     19.91      0.26        0.76         8.17

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                     Exhibit V -- Comparative Price Changes

                                                                                                                         %      %
                                                                  Total            Current Current 22-Aug-97 22-Aug-97 Change Change
                                                         Number  Assets             Stock   Market   Stock     Market  Stock  Market
                                                           of    ($000)             Price   Value    Price     Value   Price  Value
Ticker Short Name                   City          State Offices Mst RctQ  IPO Date   ($)     ($M)     ($)       ($M)    (%)    (%)
------ ----------                   ----          ----- ------- --------  -------- ------- ------- --------- --------- ------ ------
ALBC   Albion Banc Corp.            Albion          NY     2      68,628  07/26/93  29.000   7.25    23.250     6.12   24.73  18.46
CLAS   Classic Bancshares Inc.      Ashland         KY     3     130,525  12/29/95  15.500  20.23    14.000    18.27   10.71  10.73
FFSL   First Independence Corp.     Independence    KS     2     110,876  10/08/93  14.625  14.51    12.875    12.77   13.59  13.63
GUPB   GFSB Bancorp Inc.            Gallup          NM     1      93,793  06/30/95  21.250  15.98    18.750    15.08   13.33   5.97
HHFC   Harvest Home Financial Corp. Cheviot         OH     3      87,596  10/10/94  14.750  13.49    11.750    10.75   25.53  25.49
INCB   Indiana Community Bank SB    Lebanon         IN     4      93,702  12/15/94  15.000  13.83    15.250    14.06   (1.64) (1.64)
MWBI   Midwest Bancshares Inc.      Burlington      IA     4     149,850  11/12/92  51.000  17.30    33.875    11.53   50.55  50.04
NSLB   NS&L Bancorp Inc.            Neosho          MO     2      59,711  06/08/95  18.250  12.91    18.625    13.18   (2.01) (2.05)
PRBC   Prestige Bancorp Inc.        Pleasant Hills  PA     4     137,834  06/27/96  18.250  16.70    17.500    16.01    4.29   4.31
RIVR   River Valley Bancorp         Madison         IN     6     140,442  12/20/96  16.250  19.34    16.875    20.09   (3.70) (3.73)
SOBI   Sobieski Bancorp Inc.        South Bend      IN     3      81,733  03/31/95  18.250  13.86    16.250    12.34   12.31  12.32
TPNZ   Tappan Zee Financial Inc.    Tarrytown       NY     1     124,150  10/05/95  20.500  30.69    17.438    26.10   17.56  17.59

Maximum                                                    6     149,850            51.000  30.69    33.875    26.10   50.55  50.04
Minimum                                                    1      59,711            14.625   7.25    11.750     6.12   (3.70) (3.73)
                                                                                                                      -------
Average                                                    3     106,570            21.052  16.34    18.037    14.69   13.77  12.59
Median                                                     3     102,335            18.250  15.25    17.157    13.62   12.82  11.52
                                                                                                                      -------

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                       Exhibit VI -- Pro Forma Comparison
                  Converting Institution to Comparative Group


As of October 28, 1997

                                  Price  Mk Value  PE    P/Book  P/TBook P/Assets Div Yld   Assets     Eq/A  TEq/A   EPS  ROAA  ROAE
Ticker Name                        ($)   ($Mil)    (X)     (%)      (%)     (%)     (%)     ($000)     (%)    (%)    ($)   (%)   (%)
------ ----                       -----  --------  ---   ------  ------- -------- -------   ------     ----  -----   ---  ----  ----
       Wyman Park
       ----------
       Before Conversion            N/A     N/A     N/A     N/A     N/A      N/A     N/A     63,391    7.50   7.50   N/A  0.78 10.92
       Pro Forma Supermax        10.000  10,117   14.68   76.69   76.69    14.45    3.00     70,019   18.37  18.37  0.68  0.97  5.28
       Pro Forma Maximum         10.000   8,798   13.25   73.00   73.00    12.77    3.00     68,878   17.05  17.05  0.75  0.95  5.57
       Pro Forma Midpoint        10.000   7,650   11.92   69.16   69.16    11.27    3.00     67,888   15.87  15.87  0.84  0.93  5.87
       Pro Forma Minimum         10.000   6,503   10.50   64.62   64.62     9.72    3.00     66,888   14.65  14.65  0.95  0.91  6.24

       Comparative Group
       -----------------
       Averages                  21.052   16.34   25.50  122.75  124.48    15.69    1.73    106,570   12.93  12.75  0.90  0.67  5.11
       Medians                   18.250   15.25   26.27  121.15  121.66    15.08    1.73    102,335   12.28  12.20  0.72  0.66  4.54

       Maryland Public Thrifts
       -----------------------
       Averages                  27.396   62.00   21.21  155.70  157.32    18.31    1.53    390,856   11.94  12.64  1.58  0.85  8.43
       Medians                   26.125   33.77   20.46  149.29  150.99    14.39    1.58    272,665   10.69  12.89  0.94  0.79  7.96

       Mid-Atlantic Region Thrifts
       ---------------------------
       Averages                  26.409  254.30   19.74  162.91  176.71    16.47    1.62  1,637,673   10.55  10.16  1.45  0.90  9.21
       Medians                   24.063   77.86   18.61  151.61  164.72    15.30    1.60    481,646    9.21   8.61  1.22  0.87  9.46

       All Public Thrifts
       ------------------
       Averages                  25.442  261.60   19.83  162.31  170.17    17.23    1.70  1,670,568   11.41  11.16  1.40  0.97  9.40
       Medians                   23.000   61.16   18.61  152.11  156.33    15.85    1.66    381,007    9.70   9.47  1.23  0.93  8.61

       Comparative Group
       -----------------
ALBC   AlbionBancCorp-NY         29.000     7.3    29.9   121.0   121.0     10.6     1.1     68,628    8.73   8.73  0.97  0.37  4.03
CLAS   ClassicBcshs-KY           15.500    20.2    21.2   104.2   123.3     15.5     1.8    130,525   14.87  12.87  0.73  0.72  4.64
FFSL   FirstIndcCorp-KS          14.625    14.5    20.6   126.1   126.1     13.2     1.7    110,876   10.43  10.43  0.71  0.69  6.20
GUPB   GFSBBancorp-NM            21.250    16.0    22.1   122.1   122.1     18.1     1.9     93,793   14.87  14.87  0.96  0.95  5.44
HHFC   HarvestHome-OH            14.750    13.5    27.8   130.4   130.4     15.4     3.0     87,596   11.81  11.81  0.53  0.57  4.44
INCB   IndianaCommBkSB-IN        15.000    13.8    28.9   121.3   121.3     14.8     2.4     93,702   12.17  12.17  0.52  0.53  4.24
MWBI   MidwestBncshrs-IA         51.000    17.3    17.4   166.9   166.9     11.6     1.4    149,850    6.92   6.92  2.94  0.77 11.05
NSLB   NS&LBancorp-MO            18.250    12.9    30.4   110.5   110.5     21.6     2.7     59,711   19.56  19.56  0.60  0.77  3.72
PRBC   PrestigeBancorp-PA        18.250    16.7    20.1   108.1   108.1     12.1     0.7    137,834   11.21  11.21  0.91  0.62  5.11
RIVR   RiverValleyBncp-IN        16.250    19.3    33.4   111.2   112.9     13.8     1.0    140,442   12.39  12.23  0.52  0.39  3.26
SOBI   SobieskiBancorp-IN        18.250    13.9    29.4   105.9   105.9     17.0     1.8     81,733   15.12  15.12  0.62  0.60  3.53
TPNZ   TappanZeeFin-NY           20.500    30.7    24.7   145.3   145.3     24.7     1.4    124,150   17.02  17.02  0.83  1.00  5.63

Note: Stock prices are closing prices or last trade. Pro forma calculations for Wyman Park's are based on sales at $10 per share with a midpoint of $7,650,000 minimum of $6,502,500, and maximum of $8,797,500.

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY

                   Exhibit VII -- Comparison of Pricing Ratios

                                            Wyman Park           Group           Percent Premium
                                            Savings and       Compared to       (Discount) Versus
                                                Loan       -----------------    -----------------
                                            Association    Average    Median    Average    Median
                                            -----------    -------    ------    -------    ------
Comparison of PE ratio at midpoint to:
------------------------------------------
Comparative group                              11.92        25.50      26.27     (53.3)    (54.6)
Maryland Thrifts                               11.92        21.21      20.46     (43.8)    (41.7)
Mid Atlantic  Region Thrifts                   11.92        19.74      18.61     (39.6)    (35.9)
All public thrifts                             11.92        19.83      18.61     (39.9)    (35.9)
Recent conversions                             11.92        24.60      23.30     (51.5)    (48.8)

Comparison of PE ratio at maximum to:
------------------------------------------
Comparative group                              12.30        25.50      26.27     (51.8)    (53.2)
Maryland Thrifts                               12.30        21.21      20.46     (42.0)    (39.9)
Mid Atlantic  Region Thrifts                   12.30        19.74      18.61     (37.7)    (33.9)
All public thrifts                             12.30        19.83      18.61     (38.0)    (33.9)
Recent conversions                             12.30        24.60      23.30     (50.0)    (47.2)

Comparison of PE ratio at supermaximum to:
------------------------------------------
Comparative group                              13.62        25.50      26.27     (46.6)    (48.2)
Maryland Thrifts                               13.62        21.21      20.46     (35.8)    (33.4)
Mid Atlantic  Region Thrifts                   13.62        19.74      18.61     (31.0)    (26.8)
All public thrifts                             13.62        19.83      18.61     (31.3)    (26.8)
Recent conversions                             13.62        24.60      23.30     (44.6)    (41.5)

Comparison of PB ratio at midpoint to:
------------------------------------------
Comparative group                              69.16       122.75     121.15     (43.7)    (42.9)
Maryland Thrifts                               69.16       155.70     149.29     (55.6)    (53.7)
Mid Atlantic  Region Thrifts                   69.16       162.91     151.60     (57.5)    (54.4)
All public thrifts                             69.16       162.30     152.11     (57.4)    (54.5)
Recent conversions                             69.16        70.93      71.90      (2.5)     (3.8)

Comparison of PB ratio at maximum to:
------------------------------------------
Comparative group                              73.00       122.75     121.15     (40.5)    (39.7)
Maryland Thrifts                               73.00       155.70     149.29     (53.1)    (51.1)
Mid Atlantic  Region Thrifts                   73.00       162.91     151.60     (55.2)    (51.8)
All public thrifts                             73.00       162.30     152.11     (55.0)    (52.0)
Recent conversions                             73.00        70.93      71.90       2.9       1.5

Comparison of PB ratio at supermaximum to:
------------------------------------------
Comparative group                              76.69       122.75     121.15     (37.5)    (36.7)
Maryland Thrifts                               76.69       155.70     149.29     (50.7)    (48.6)
Mid Atlantic  Region Thrifts                   76.69       162.91     151.60     (52.9)    (49.4)
All public thrifts                             76.69       162.30     152.11     (52.7)    (49.6)
Recent conversions                             76.69        70.93      71.90       8.1       6.7

Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP

                      Exhibit VIII -- Pro Forma Assumptions


1. Net proceeds from the conversion were invested at the beginning of the period at 5.46%, which was the approximate rate on the one-year treasury bill on September 30, 1997. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

2. Wyman Park's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial ESOP expense.

3. Wyman Park's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share calculations have ignored AICPA OP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to individual accounts at the beginning of the period would yield earnings per share of $1.03, $0.90, $0.81 and $0.73 and a price to earnings ratio of 9.75, 11.06, 12.30and 13.62, at the minimum, midpoint, maximum and super maximum, respectively.

                                  Exhibit VIII
                    Pro Forma Effect of Conversion Proceeds
                At the Minimum of the Conversion Valuation Range
                                    30-Sep-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Value (Minimum)                           $6,502,500
      Less:  Estimated Expenses                                    (415,000)
                                                                 ----------
      Net Conversion Proceeds                                    $6,087,500

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $6,087,500
      Less:  ESOP Contributions                                    (520,200)
              MRP Contributions                                    (260,100)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $5,307,200
      Estimated Incremental Rate of Return(1)                          3.39%
                                                                 ----------
      Estimated Additional Income                                $  179,659
      Less:  ESOP Expense                                           (32,252)
              MRP Expense                                           (32,252)
                                                                 ----------
                                                                 $  115,155
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Sep-97                  $   504,000       $  115,155       $   619,155

b.    Pro Forma Net Worth
      30-Sep-97                  $ 4,755,000       $5,307,200       $10,062,200

c.    Pro Forma Net Assets
      30-Sep-97                  $61,581,000       $5,307,200       $66,888,200


(1) Investment rate of 5.46%, subject to an effective tax rate of 38%.

                                  Exhibit VIII
                     Pro Forma Effect of Conversion Proceeds
                At the Midpoint of the Conversion Valuation Range
                                    30-Sep-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation (Midpoint)                      $7,650,000
      Less:  Estimated Expenses                                    (425,000)
                                                                 ----------
      Net Conversion Proceeds                                    $7,225,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $7,225,000
      Less:  ESOP Contributions                                    (612,000)
              MRP Contributions                                    (306,000)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $6,307,000
      Estimated Incremental Rate of Return(1)                          3.39%
                                                                 ----------
      Estimated Additional Income                                $  213,505
      Less:  ESOP Expense                                           (37,944)
              MRP Expense                                           (37,944)
                                                                 ----------
                                                                 $  137,617
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Sep-97                  $   504,000       $  137,617       $   641,617

b.    Pro Forma Net Worth
      30-Sep-97                  $ 4,755,000       $6,307,000       $11,062,000

c.    Pro Forma Net Assets
      30-Sep-97                  $61,581,000       $6,307,000       $67,888,000


(1) Investment rate of 5.46%, subject to an effective tax rate of 38%.

                                  Exhibit VIII
                     Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                                    30-Sep-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation (Maximum)                       $8,797,500
      Less:  Estimated Expenses                                    (445,000)
                                                                 ----------
      Net Conversion Proceeds                                    $8,352,500

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $8,352,500
      Less:  ESOP Contributions                                    (703,800)
              MRP Contributions                                    (351,900)
                                                                 ----------
      Net Conversion Proceeds after ESOP & MRP                   $7,296,800
      Estimated Incremental Rate of Return(1)                          3.39%
                                                                 ----------
      Estimated Additional Income                                $  247,011
      Less:  ESOP Expense                                           (43,636)
              MRP Expense                                           (43,636)
                                                                 ----------
                                                                 $  159,740
                                                                 ----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Sep-97                  $   504,000       $  159,740       $   663,740

b.    Pro Forma Net Worth
      30-Sep-97                  $ 4,755,000       $7,296,800       $12,051,800

c.    Pro Forma Net Assets
      30-Sep-97                  $61,581,000       $7,296,800       $68,877,800


(1) Investment rate of 5.46%, subject to an effective tax rate of 38%.

                                  Exhibit VIII
                     Pro Forma Effect of Conversion Proceeds
                At the SuperMax of the Conversion Valuation Range
                                    30-Sep-97

WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
---------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation (Final)                         $10,117,125
      Less:  Estimated Expenses                                  $  (465,000)
                                                                 -----------
      Net Conversion Proceeds                                    $ 9,652,125

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $ 9,652,125
      Less:  ESOP Contributions                                  $  (809,370)
              MRP Contributions                                  $  (404,685)
                                                                 -----------
      Net Conversion Proceeds after ESOP & MRP                   $ 8,438,070
      Estimated Incremental Rate of Return(1)                           3.39%
                                                                 -----------
      Estimated Additional Income                                $   285,646
      Less:  ESOP Expense                                        $   (50,181)
              MRP Expense                                        $   (50,181)
                                                                 -----------
                                                                 $   185,284
                                                                 -----------

3.    Pro Forma Calculations

                                   Before          Conversion          After
      Period                     Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      30-Sep-97                  $   504,000       $  185,284       $   689,284

b.    Pro Forma Net Worth
      30-Sep-97                  $ 4,755,000       $8,438,070       $13,193,070

c.    Pro Forma Net Assets
      30-Sep-97                  $61,581,000       $8,438,070       $70,019,070


(1) Investment rate of 5.46%, subject to an effective tax rate of 38%.

                                  Exhibit VIII
                            Pro Forma Analysis Sheet

Name of Association:      WYMAN PARK SAVINGS AND LOAN ASSN., LUTHERSVILLE, MD
Date of Letter to Assn.:  30-Oct-97
Date of Market Prices:    30-Sep-97

                                                              Mid-Atlantic Publicly   All Publicly
                                                Comparatives       Held Thrifts       Held Thrifts
                                               --------------     --------------     --------------
                          Symbols   Value      Mean    Median     Mean    Median     Mean    Median
                          ---------------      ----    ------     ----    ------     ----    ------
Price-Earnings Ratio        P/E
  Last Twelve Months                 N/A
  At Minimum of Range               10.50
  At Midpoint of Range              11.92      25.50    26.27     19.74    18.61     19.83    18.61
  At Maximum of Range               13.25
  At SuperMax of Range              14.68

Price-Book Ratio            P/B
  Last Twelve Months                 N/A
  At Minimum of Range               64.62%
  At Midpoint of Range              69.16%    122.75   121.15    162.91   151.61    170.17   156.33
  At Maximum of Range               73.00%
  At SuperMax of Range              76.69%

Price-Asset Ratio           P/A
  Last Twelve Months                 N/A
  At Minimum of Range                9.72%
  At Midpoint of Range              11.27%     15.69    15.08     16.47    15.30     17.23    15.85
  At Maximum of Range               12.77%
  At SuperMax of Range              14.45%

Twelve Mo. Earnings Base     Y              $   504,000
  Period Ended           30-Sep-97

Book Value                   B              $ 4,755,000
  As of                  30-Sep-97

Total Assets                 A              $61,581,000
  As of                  30-Sep-97

Return on Money (1)          R                   3.3852%

Conversion Expense           X              $   425,000
Underwriting Commission      C                        0
Percentage Underwritten      S                        0
Estimate Dividend
  Dollar Amount             DA              $         0
  Yield                     DY
ESOP Contributions           P              $   612,000
MRP Contributions            I              $   306,000
ESOP Annual Expense          E              $    37,944
MRP Annual Contributions     M              $    37,944
Cost of ESOP Borrowings      F              $         0

(1) Investment rate of 5.46%, subject to an effective tax rate of 38%.

                                  Exhibit VIII
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.            V=                 P/A(A-X-P-I)             $ 7,650,000
                           ------------------------
                                1-P/A(1-(CxS))

2.            V=                 P/B(B-X-P-I)             $ 7,650,000
                           ------------------------
                                1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I)-(E+M+ST))       $ 7,650,000
                           ------------------------
                               1-P/E(R(1-(CxX))


                            Value
Estimated Value           Per Share           Total Shares              Date
---------------           ---------           ------------           ---------
   $7,650,000               $10.00               765,000             30-Sep-97


Range of Value
$7.65 million x 1.15 = $8.7975 million or 8,797,500 shares at $10.00 per share. $7.65 million x .085 = $6.5025 million or 650,250 shares at $10.00 per share.


Calculation of Estimated Value (V) Supermax

1.            V=                 P/A(A-X-P-I)             $10,117,125
                           ------------------------
                                1-P/A(1-(CxS))

2.            V=                 P/B(B-X-P-I)             $10,117,125
                           ------------------------
                                1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I)-(E+M))          $10,117,125
                           ------------------------
                               1-P/E(R(1-(CxX))


                            Value
  Final Value             Per Share           Total Shares              Date
---------------           ---------           ------------           ---------
  $10,117,125               $10.00              1,011,713            30-Sep-97

FERGUSON & COMPANY

                     Exhibit IX -- Recent Operating Results

                                                     At               At
                                                September 30       June 30
                                                    1997             1997
                                                ------------       -------
                                                       (In Thousands)
Selected Financial Condition Data:

Total Assets                                       $63,391         $61,570
Loans receivable- net                               57,787          55,189
Mortgage-backed securities                             334             356
Investment securities                                2,000           2,993
Deposits                                            55,898          56,095
Total Borrowings                                     2,000              --
Retained earnings--substantially restricted          4,755           4,750



                                                      Three Months Ended
                                                         September 30
                                                    ----------------------
                                                     1997            1996
                                                    ------          ------
                                                        (In Thousands)
Selected Operations Data:

Total interest income                               $1,200          $1,169
Total interest expense                                 695             734
                                                    ------          ------
    Net interest income                                505             435
Provision for loan losses                                3               4
                                                    ------          ------
Net interest income after prov. for loan losses        502             431
                                                    ------          ------
Fees and service charges                                14              13
Gain on sale of loans                                   --               2
Other non-interest income                                6               6
                                                    ------          ------
Total non-interest income                               20              21
                                                    ------          ------
Total non-interest expense                             520             662
                                                    ------          ------
Income (loss) before income taxes                        2            (210)
Income tax provision (benefit)                           1             (82)
                                                    ------          ------
Net income (loss)                                        1            (128)
                                                    ======          ======

Source: Unaudited financial statements.

FERGUSON & COMPANY

                     Exhibit IX -- Recent Operating Results

                                                      Three Months Ended
                                                         September 30
                                                    ----------------------
                                                     1997            1996
                                                    ------          ------
Selected Financial Ratios & Other Data:

Performance Ratios:
-------------------
Return on assets (ratio of net income (loss) to
  average total assets)                               0.01%          -0.82%
Return on retained earnings (ratio of net
  income (loss) to average equity)                    0.07%         -11.13%

Interest rate spread information:
---------------------------------
  Average during the period                           2.90%           2.46%
  End of period                                       2.65%           2.35%
Net interest margin                                   3.28%           2.84%
Ratio of operating expenses to average
  total assets                                        3.33%           4.26%
Ratio of average interest-earning assets to
  average interest-bearning liabilities             108.27%         107.78%
Loans as a percentage of total assets                91.16%          89.64%

Quality Ratios:
---------------
Non-performing assets to total assets at the
  end of the period                                   0.24%           0.04%
Allowance for loan losses to non-performing
  loans                                             183.40%         549.52%
Allowance for loan losses to average assets           0.47%           0.24%

Capital Ratios:
---------------
Retained earnings to total assets at the
  end of the period                                   7.50%           7.30%
Average retained earnings to average assets           7.70%           7.41%

Other Data:
-----------
Number of full-service offices                           2               2

Source: Unaudited financial statements.

FERGUSON & COMPANY

                 Exhibit X -- Appraisal Earnings for Year Ended
                               September 30, 1997


Earnings for 12 months ending June 30, 1997         $134,000
Add back operating loss for 3 months ending
  September 30, 1996                                 128,000
Add earnings for 3 months ending
  September 30, 1997                                   1,000
                                                    ------------------------
                                  Sub Total                          263,000

Adjustments:
Excessive Loan Loss Provision                        120,000
Security Gains                                        (4,000)
Retirement Benefits expensed in 3 months
  ending September 30, 1997                          272,000
                                                    --------
                          Adjustments Total          388,000
Tax effect at 38%                                    147,000
                                                    ------------------------
Net Adjustment                                                       241,000

Appraisal Earnings for 12 months ending
  September 30, 1997                                                $504,000
                                                                    ========

Source: Audited and unaudited statements and F&C calculations.